As filed with the Securities and Exchange Commission on April 22, 2013

File No. 033-01857

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___
Post-Effective Amendment No. ___

(Check appropriate box or boxes)

AQUILA MUNICIPAL TRUST

(Exact Name of Registrant as Specified in Charter)

(212) 697-6666
(Area Code and Telephone Number)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Diana P. Herrmann
Aquila Investment Management LLC
380 Madison Avenue, Suite 2300
New York, New York 10017
(Name and Address of Agent for Service)

Copy to: Roger P. Joseph, Esq.
Bingham McCutchen LLP
One Federal Street
Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah, each a series of the Registrant.

It is proposed that this registration statement will become effective on May 22, 2013, pursuant to Rule 488 under the Securities Act of 1933, as amended.

[For Tax-Free Fund of Colorado Shareholders only.]

TAX-FREE FUND OF COLORADO
380 Madison Avenue, Suite 2300
New York, New York 10017

[  ], 2013

Dear Shareholder:

A special shareholder meeting of Tax-Free Fund of Colorado will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, NY   10022, on Wednesday, July 24, 2013, to vote on the proposal described in the enclosed Combined Proxy Statement.  The Special Meeting will be held at 10:00 a.m. (Eastern time).

Purpose of the Special Meeting

The purpose of the Special Meeting is to seek shareholder approval of a proposal recently approved by your Board of Trustees which is intended to, among other things, streamline the operations of Tax-Free Fund of Colorado.  Specifically, you are being asked to approve an Agreement and Plan of Reorganization of Tax-Free Fund of Colorado so that your Fund will operate as a series of Aquila Municipal Trust.

This would be accomplished through the acquisition of the assets and assumption of the liabilities of Tax-Free Fund of Colorado in exchange for shares of Aquila Tax-Free Fund of Colorado, a series of Aquila Municipal Trust to be distributed to the shareholders of Tax-Free Fund of Colorado, followed by the liquidation and dissolution of Tax-Free Fund of Colorado.

We wish to assure you that there will be no change to the investment objective, principal investment strategies or investment management team of your Fund in connection with this proposal.

Your Trustees recommend that you vote “FOR” the proposal. Attached please find answers to various questions you may have in connection with the Special Meeting.  Before you vote, please read the full text of the relevant sections about your Fund within the combined proxy statement for an explanation of the proposal.

Your vote is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions over the Internet or by telephone. Alternatively, you may submit voting instructions by signing and dating your proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions and to minimize the expense to your Fund, please submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on, please call 800-437-1020 or
212-697-6666.

Sincerely,

Diana P. Herrmann
President

IMPORTANT QUESTIONS AND ANSWERS
RELATED TO THE COMBINED PROXY STATEMENT

Below, please find answers to various questions you may have in connection with the Special Meeting.  We also encourage you to read the full text of the enclosed Combined Proxy Statement.

Q.	Why am I receiving a Combined Proxy Statement?

A.
You are, or were as of the record date of April 26, 2013, a shareholder of Tax-Free Fund of Colorado. As a shareholder, you are entitled to vote on the proposal described below. The Combined Proxy Statement contains information you should know before voting on the proposal.   Shareholders of each of the Funds covered under the Combined Proxy Statement/Prospectus are being asked to consider similar proposals.  Because of the similar nature of the proposals, it was determined that it would be more efficient and cost-effective to use a Combined Proxy Statement/Prospectus.

The proposal on your Fund on which you are being asked to vote at the Special Meeting of shareholders is described below.

Q.	Why am I being asked to vote on this proposal?

A.	This proposal requires shareholder approval. Your Fund’s Board of Trustees has approved the proposal, believes it is in shareholders’ best interests and recommends that you approve it.

Q.	Will my vote make a difference?

A.
Yes, your vote is very important and can make a difference in the governance of your Fund, no matter how many shares you own. Your vote can help ensure that the proposal recommended by your Board of Trustees can be implemented.

Q. What am I being asked to vote “FOR” at the Special Meeting?

A. You are being asked to vote “FOR” a proposal that has been approved by your Board of Trustees:

Proposal: Approve an Agreement and Plan of Reorganization. You are being asked to approve the reorganization of Tax-Free Fund of Colorado so that Fund will operate as a series of Aquila Municipal Trust.

This would be accomplished through (i) the acquisition of all of the assets and the assumption of all of the liabilities of Tax-Free Fund of Colorado, in exchange for shares of Aquila Tax-Free Fund of Colorado, a series of Aquila Municipal Trust, to be distributed to the shareholders of Tax-Free Fund of Colorado, and (ii) the subsequent liquidation and dissolution of Tax-Free Fund of Colorado.

There will be no change to the investment objective, principal investment strategies or investment management team of your Fund in connection with the proposal.

Q.	Whom do I call if I have questions?

A.           If you need more information, or have any questions about voting, please call 800-437-1020 or 212-697-6666.

Q.	Who is Computershare Fund Services?

A.
Computershare, which is not affiliated with your Fund or Aquila Investment Management LLC (the “Manager”), specializes in assisting financial firms with shareholder meetings. Your Fund hired Computershare to contact shareholders and record proxy votes. As the Special Meeting approaches, shareholders who have not yet voted their shares may receive a telephone call from Computershare asking for shareholders’ votes so that the meeting will not need to be postponed.

Q.	How do I sign the proxy card?

A.	If voting by mail, please complete, sign and date the proxy card. When signing the proxy card:

Individual accounts: Please sign exactly as your name appears on your account registration shown on the proxy card.

Joint accounts: Either owner may sign the proxy card, but the name of the person signing should conform exactly to the name shown in the registration.

All other accounts: the person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Mary Smith, Trustee.”

2

[For Churchill Tax-Free Fund of Kentucky Shareholders only.]

CHURCHILL TAX-FREE FUND OF KENTUCKY
380 Madison Avenue, Suite 2300
New York, New York 10017

[  ], 2013

Dear Shareholder:

A special shareholder meeting of Churchill Tax-Free Fund of Kentucky will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, NY   10022, on Wednesday, July 24, 2013, to vote on the proposal described in the enclosed Combined Proxy Statement.  The Special Meeting will be held at 10:00 a.m. (Eastern time).

Purpose of the Special Meeting

The purpose of the Special Meeting is to seek shareholder approval of a proposal recently approved by your Board of Trustees which is intended to, among other things, streamline the operations of Churchill Tax-Free Fund of Kentucky.  Specifically, you are being asked to approve an Agreement and Plan of Reorganization of Churchill Tax-Free Fund of Kentucky so that your Fund will operate as a series of Aquila Municipal Trust.

This would be accomplished through the acquisition of the assets and assumption of the liabilities of Churchill Tax-Free Fund of Kentucky in exchange for shares of Aquila Churchill Tax-Free Fund of Kentucky, a series of Aquila Municipal Trust to be distributed to the shareholders of Churchill Tax-Free Fund of Kentucky, followed by the liquidation and dissolution of Churchill Tax-Free Fund of Kentucky.

We wish to assure you that there will be no change to the investment objective, principal investment strategies or investment management team of your Fund in connection with this proposal.

Your Trustees recommend that you vote “FOR” the proposal. Attached  please find answers to various questions you may have in connection with the Special Meeting.  Before you vote, please read the full text of the relevant sections about your Fund within the combined proxy statement for an explanation of the proposal.

Your vote is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions over the Internet or by telephone. Alternatively, you may submit voting instructions by signing and dating your proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions and to minimize the expense to your Fund, please submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on, please call 800-437-1020 or
212-697-6666.

Sincerely,

Diana P. Herrmann
President

IMPORTANT QUESTIONS AND ANSWERS
RELATED TO THE COMBINED PROXY STATEMENT

Below, please find answers to various questions you may have in connection with the Special Meeting.  We also encourage you to read the full text of the enclosed Combined Proxy Statement.

Q.	Why am I receiving a Combined Proxy Statement?

A.
You are, or were as of the record date of April 26, 2013, a shareholder of Churchill Tax-Free Fund of Kentucky. As a shareholder, you are entitled to vote on the proposal described below. The Combined Proxy Statement contains information you should know before voting on the proposal.   Shareholders of each of the Funds covered under the Combined Proxy Statement/Prospectus are being asked to consider similar proposals.  Because of the similar nature of the proposals, it was determined that it would be more efficient and cost-effective to use a Combined Proxy Statement/Prospectus.

The proposal on your Fund on which you are being asked to vote at the Special Meeting of shareholders is described below.

Q.	Why am I being asked to vote on this proposal?

A.	This proposal requires shareholder approval. Your Fund’s Board of Trustees has approved the proposal, believes it is in shareholders’ best interests and recommends that you approve it.

Q.	Will my vote make a difference?

A.
Yes, your vote is very important and can make a difference in the governance of your Fund, no matter how many shares you own. Your vote can help ensure that the proposal recommended by your Board of Trustees can be implemented.

Q. What am I being asked to vote “FOR” at the Special Meeting?

A. You are being asked to vote “FOR” a proposal that has been approved by your Board of Trustees:

Proposal: Approve an Agreement and Plan of Reorganization. You are being asked to approve the reorganization of Churchill Tax-Free Fund of Kentucky so that Fund will operate as a series of Aquila Municipal Trust.

This would be accomplished through (i) the acquisition of all of the assets and the assumption of all of the liabilities of Churchill Tax-Free Fund of Kentucky, in exchange for shares of Aquila Churchill Tax-Free Fund of Kentucky, a series of Aquila Municipal Trust, to be distributed to the shareholders of Churchill Tax-Free Fund of Kentucky, and (ii) the subsequent liquidation and dissolution of Churchill Tax-Free Fund of Kentucky.

There will be no change to the investment objective, principal investment strategies or investment management team of your Fund in connection with the proposal.

Q.	Whom do I call if I have questions?

A.           If you need more information, or have any questions about voting, please call 800-437-1020 or 212-697-6666.

Q.	Who is Computershare Fund Services?

A.
Computershare, which is not affiliated with your Fund or Aquila Investment Management LLC (the “Manager”), specializes in assisting financial firms with shareholder meetings. Your Fund hired Computershare to contact shareholders and record proxy votes. As the Special Meeting approaches, shareholders who have not yet voted their shares may receive a telephone call from Computershare asking for shareholders’ votes so that the meeting will not need to be postponed.

Q.	How do I sign the proxy card?

A.	If voting by mail, please complete, sign and date the proxy card. When signing the proxy card:

Individual accounts: Please sign exactly as your name appears on your account registration shown on the proxy card.

Joint accounts: Either owner may sign the proxy card, but the name of the person signing should conform exactly to the name shown in the registration.

All other accounts: the person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Mary Smith, Trustee.”

2

[For Aquila Narragansett Tax-Free Income Fund Shareholders only.]

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
380 Madison Avenue, Suite 2300
New York, New York 10017

[  ], 2013

Dear Shareholder:

A special shareholder meeting of Aquila Narragansett Tax-Free Income Fund will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, NY   10022, on Wednesday, July 24, 2013, to vote on the proposal described in the enclosed Combined Proxy Statement.  The Special Meeting will be held at 10:00 a.m. (Eastern time).

Purpose of the Special Meeting

The purpose of the Special Meeting is to seek shareholder approval of a proposal recently approved by your Board of Trustees which is intended to, among other things, streamline the operations of Aquila Narragansett Tax-Free Income Fund.  Specifically, you are being asked to approve an Agreement and Plan of Reorganization of Aquila Narragansett Tax-Free Income Fund so that your Fund will operate as a series of Aquila Municipal Trust.

This would be accomplished through the acquisition of the assets and assumption of the liabilities of Aquila Narragansett Tax-Free Income Fund in exchange for shares of Aquila Narragansett Tax-Free Income Fund, a series of Aquila Municipal Trust to be distributed to the shareholders of Aquila Narragansett Tax-Free Income Fund, followed by the liquidation and dissolution of Aquila Narragansett Tax-Free Income Fund.

We wish to assure you that there will be no change to the investment objective, principal investment strategies or investment management team of your Fund in connection with this proposal.

Your Trustees recommend that you vote “FOR” the proposal. Attached please find answers to various questions you may have in connection with the Special Meeting.  Before you vote, please read the full text of the relevant sections about your Fund within the combined proxy statement for an explanation of the proposal.

Your vote is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions over the Internet or by telephone. Alternatively, you may submit voting instructions by signing and dating your proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions and to minimize the expense to your Fund, please submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on, please call 800-437-1020 or
212-697-6666.

Sincerely,

Diana P. Herrmann
President

IMPORTANT QUESTIONS AND ANSWERS
RELATED TO THE COMBINED PROXY STATEMENT

Below, please find answers to various questions you may have in connection with the Special Meeting.  We also encourage you to read the full text of the enclosed Combined Proxy Statement.

Q.	Why am I receiving a Combined Proxy Statement?

A.
You are, or were as of the record date of April 26, 2013, a shareholder of Aquila Narragansett Tax-Free Income Fund. As a shareholder, you are entitled to vote on the proposal described below. The Combined Proxy Statement contains information you should know before voting on the proposal.   Shareholders of each of the Funds covered under the Combined Proxy Statement/Prospectus are being asked to consider similar proposals.  Because of the similar nature of the proposals, it was determined that it would be more efficient and cost-effective to use a Combined Proxy Statement/Prospectus.

The proposal on your Fund on which you are being asked to vote at the Special Meeting of shareholders is described below.

Q.	Why am I being asked to vote on this proposal?

A.	This proposal requires shareholder approval. Your Fund’s Board of Trustees has approved the proposal, believes it is in shareholders’ best interests and recommends that you approve it.

Q.	Will my vote make a difference?

A.
Yes, your vote is very important and can make a difference in the governance of your Fund, no matter how many shares you own. Your vote can help ensure that the proposal recommended by your Board of Trustees can be implemented.

Q. What am I being asked to vote “FOR” at the Special Meeting?

A. You are being asked to vote “FOR” a proposal that has been approved by your Board of Trustees:

Proposal: Approve an Agreement and Plan of Reorganization. You are being asked to approve the reorganization of Aquila Narragansett Tax-Free Income Fund so that Fund will operate as a series of Aquila Municipal Trust.

This would be accomplished through (i) the acquisition of all of the assets and the assumption of all of the liabilities of Aquila Narragansett Tax-Free Income Fund, in exchange for shares of Aquila Narragansett Tax-Free Income Fund, a series of Aquila Municipal Trust, to be distributed to the shareholders of Aquila Narragansett Tax-Free Income Fund, and (ii) the subsequent liquidation and dissolution of Aquila Narragansett Tax-Free Income Fund.

There will be no change to the investment objective, principal investment strategies or investment management team of your Fund in connection with the proposal.

Q.	Whom do I call if I have questions?

A.           If you need more information, or have any questions about voting, please call 800-437-1020 or 212-697-6666.

Q.	Who is Computershare Fund Services?

A.
Computershare, which is not affiliated with your Fund or Aquila Investment Management LLC (the “Manager”), specializes in assisting financial firms with shareholder meetings. Your Fund hired Computershare to contact shareholders and record proxy votes. As the Special Meeting approaches, shareholders who have not yet voted their shares may receive a telephone call from Computershare asking for shareholders’ votes so that the meeting will not need to be postponed.

Q.	How do I sign the proxy card?

A.	If voting by mail, please complete, sign and date the proxy card. When signing the proxy card:

Individual accounts: Please sign exactly as your name appears on your account registration shown on the proxy card.

Joint accounts: Either owner may sign the proxy card, but the name of the person signing should conform exactly to the name shown in the registration.

All other accounts: the person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Mary Smith, Trustee.”

2

[For Tax-Free Fund For Utah Shareholders only.]

TAX-FREE FUND FOR UTAH
380 Madison Avenue, Suite 2300
New York, New York 10017

[  ], 2013

Dear Shareholder:

A special shareholder meeting of Tax-Free Fund For Utah will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, NY   10022, on Wednesday, July 24, 2013, to vote on the proposal described in the enclosed Combined Proxy Statement.  The Special Meeting will be held at 10:00 a.m. (Eastern time).

Purpose of the Special Meeting

The purpose of the Special Meeting is to seek shareholder approval of a proposal recently approved by your Board of Trustees which is intended to, among other things, streamline the operations of Tax-Free Fund For Utah.  Specifically, you are being asked to approve an Agreement and Plan of Reorganization of Tax-Free Fund For Utah so that your Fund will operate as a series of Aquila Municipal Trust.

This would be accomplished through the acquisition of the assets and assumption of the liabilities of Tax-Free Fund For Utah in exchange for shares of Aquila Tax-Free Fund For Utah, a series of Aquila Municipal Trust to be distributed to the shareholders of Tax-Free Fund For Utah, followed by the liquidation and dissolution of Tax-Free Fund For Utah.

We wish to assure you that there will be no change to the investment objective, principal investment strategies or investment management team of your Fund in connection with this proposal.

Your Trustees recommend that you vote “FOR” the proposal. Attached please find answers to various questions you may have in connection with the Special Meeting.  Before you vote, please read the full text of the relevant sections about your Fund within the combined proxy statement for an explanation of the proposal.

Your vote is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions over the Internet or by telephone. Alternatively, you may submit voting instructions by signing and dating your proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions and to minimize the expense to your Fund, please submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on, please call 800-437-1020 or 212-
697-6666.

Sincerely,

Diana P. Herrmann
President

IMPORTANT QUESTIONS AND ANSWERS
RELATED TO THE COMBINED PROXY STATEMENT

Below, please find answers to various questions you may have in connection with the Special Meeting.  We also encourage you to read the full text of the enclosed Combined Proxy Statement.

Q.	Why am I receiving a Combined Proxy Statement?

A.
You are, or were as of the record date of April 26, 2013, a shareholder of Tax-Free Fund For Utah. As a shareholder, you are entitled to vote on the proposal described below. The Combined Proxy Statement contains information you should know before voting on the proposal.   Shareholders of each of the Funds covered under the Combined Proxy Statement/Prospectus are being asked to consider similar proposals.  Because of the similar nature of the proposals, it was determined that it would be more efficient and cost-effective to use a Combined Proxy Statement/Prospectus.

The proposal on your Fund on which you are being asked to vote at the Special Meeting of shareholders is described below.

Q.	Why am I being asked to vote on this proposal?

A.	This proposal requires shareholder approval. Your Fund’s Board of Trustees has approved the proposal, believes it is in shareholders’ best interests and recommends that you approve it.

Q.	Will my vote make a difference?

A.
Yes, your vote is very important and can make a difference in the governance of your Fund, no matter how many shares you own. Your vote can help ensure that the proposal recommended by your Board of Trustees can be implemented.

Q. What am I being asked to vote “FOR” at the Special Meeting?

A. You are being asked to vote “FOR” a proposal that has been approved by your Board of Trustees:

Proposal: Approve an Agreement and Plan of Reorganization. You are being asked to approve the reorganization of Tax-Free Fund For Utah so that Fund will operate as a series of Aquila Municipal Trust.

This would be accomplished through (i) the acquisition of all of the assets and the assumption of all of the liabilities of Tax-Free Fund For Utah, in exchange for shares of Aquila Tax-Free Fund For Utah, a series of Aquila Municipal Trust, to be distributed to the shareholders of Tax-Free Fund For Utah, and (ii) the subsequent liquidation and dissolution of Tax-Free Fund For Utah.

There will be no change to the investment objective, principal investment strategies or investment management team of your Fund in connection with the proposal.

Q.	Whom do I call if I have questions?

A.           If you need more information, or have any questions about voting, please call 800-437-1020 or 212-697-6666.

Q.	Who is Computershare Fund Services?

A.
Computershare, which is not affiliated with your Fund or Aquila Investment Management LLC (the “Manager”), specializes in assisting financial firms with shareholder meetings. Your Fund hired Computershare to contact shareholders and record proxy votes. As the Special Meeting approaches, shareholders who have not yet voted their shares may receive a telephone call from Computershare asking for shareholders’ votes so that the meeting will not need to be postponed.

Q.	How do I sign the proxy card?

A.	If voting by mail, please complete, sign and date the proxy card. When signing the proxy card:

Individual accounts: Please sign exactly as your name appears on your account registration shown on the proxy card.

Joint accounts: Either owner may sign the proxy card, but the name of the person signing should conform exactly to the name shown in the registration.

All other accounts: the person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Mary Smith, Trustee.”

2

COMBINED PROXY STATEMENT

OF

TAX-FREE FUND OF COLORADO

CHURCHILL TAX-FREE FUND OF KENTUCKY

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

TAX-FREE FUND FOR UTAH

AND

PROSPECTUS FOR

AQUILA MUNICIPAL TRUST

on behalf of its series:

AQUILA TAX-FREE FUND OF COLORADO

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

AQUILA TAX-FREE FUND FOR UTAH

The address and telephone number of each Fund is:

380 Madison Avenue, Suite 2300
New York, New York 10017
1-800-437-1020
www.aquilafunds.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR JULY 24, 2013

Dear Shareholders:

This is the formal agenda for your Fund’s special shareholder meeting (the “Meeting”).  It tells you what matters will be voted on by your Fund and the time and place of the Meeting.

The Meeting will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York on July 24, 2013, at 10:00 A.M. Eastern Time, to consider the following:

1.
A proposal to approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Tax-Free Fund of Colorado, in exchange for shares of Aquila Tax-Free Fund of Colorado, a series of Aquila Municipal Trust, to be distributed to the shareholders of Tax-Free Fund of Colorado, and (ii) the subsequent liquidation and dissolution of Tax-Free Fund of Colorado.

2.
A proposal to approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Churchill Tax-Free Fund of Kentucky, in exchange for shares of Aquila Churchill Tax-Free Fund of Kentucky, a series of Aquila Municipal Trust, to be distributed to the shareholders of Churchill Tax-Free Fund of Kentucky, and (ii) the subsequent liquidation and dissolution of Churchill Tax-Free Fund of Kentucky.

3.
A proposal to approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Aquila Narragansett Tax-Free Income Fund, in exchange for shares of Aquila Narragansett Tax-Free Income Fund, a series of Aquila Municipal Trust, to be distributed to the shareholders of Aquila Narragansett Tax-Free Income Fund, and (ii) the subsequent liquidation and dissolution of Aquila Narragansett Tax-Free Income Fund.

4.
A proposal to approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Tax-Free Fund For Utah, in exchange for shares of Aquila Tax-Free Fund For Utah, a series of Aquila Municipal Trust, to be distributed to the shareholders of Tax-Free Fund For Utah, and (ii) the subsequent liquidation and dissolution of Tax-Free Fund For Utah.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Each Proposal is further described in the attached combined Proxy Statement/Prospectus.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Shareholders of record as of the close of business on April 26, 2013 are entitled to vote at the Meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

Charles E. Childs, III

Secretary

[  ]
______________, 2013

Whether or not you expect to attend the Meeting, please vote promptly by completing and returning the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote over the internet or by telephone. Your vote could be critical in allowing your Fund to hold its meeting as scheduled. If shareholders do not return their proxies in sufficient numbers, your Fund may be required to make additional solicitations which could result in additional expense to your Fund.

COMBINED PROXY STATEMENT

OF

TAX-FREE FUND OF COLORADO

CHURCHILL TAX-FREE FUND OF KENTUCKY

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

TAX-FREE FUND FOR UTAH

AND

PROSPECTUS FOR

AQUILA MUNICIPAL TRUST

on behalf of its series:

AQUILA TAX-FREE FUND OF COLORADO

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

AQUILA TAX-FREE FUND FOR UTAH

The address and telephone number of each Fund is:

380 Madison Avenue, Suite 2300
New York, New York 10017
1-800-437-1020
www.aquilafunds.com

Shares of your Funds have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”).  The SEC has not passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Proxy Statement/Prospectus sets forth information about the Funds that an investor needs to know before investing. Please read this Proxy Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined proxy statement/prospectus, dated ______________, 2013 (the “Proxy Statement/Prospectus”), is being furnished to shareholders of Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Tax-Free Fund For Utah (the “Current Funds”) in connection with the solicitation by each Current Fund’s Board of Trustees (the “Trustees”) of proxies to be used at a special meeting of the shareholders of such Current Fund to be held at the offices of Bingham McCutchen, LLP, 399 Park Avenue, New York, New York on July 24, 2013, at 10:00 A.M., Eastern Time.  The Proxy Statement/Prospectus is being mailed to shareholders of the Current Funds on or about [ ], 2013.

The purpose of this Proxy Statement/Prospectus is to obtain shareholder approval to reorganize each Current Fund into a series of Aquila Municipal Trust (the “Successor Funds”).  The Trustees recommend that you vote FOR this proposal.

Each Current Fund is the sole series of an open-end management investment company with the same name organized as a Massachusetts business trust.  For purposes of the discussion of fund-level tax consequences below, references to your Fund also include the applicable trust.  Each Successor Fund is a newly organized series of Aquila Municipal Trust, an open-end management investment company organized as a Massachusetts business trust.  Each Successor Fund will commence operations upon consummation of the proposed reorganization.

The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of your Fund into the corresponding Successor Fund (the “Reorganization”).

The following table indicates (a) which proposal relates to your Current Fund and corresponding Successor Fund, (b) the corresponding Successor Fund shares that each Current Fund shareholder would receive if the Plan relating to such Current Fund is approved, (c) which Current Fund shareholders may vote on which proposal, and (d) the page of this Proxy Statement/Prospectus on which the discussion regarding each proposal begins.

Proposal	Current Fund & Shares	Successor Fund & Shares	Shareholders Entitled to Vote	Page
Proposal No. 1	Tax-Free Fund of Colorado*	Aquila Tax-Free Fund of Colorado, a series of Aquila Municipal Trust*	Tax-Free Fund of Colorado Shareholders	[ ]
	Class A Class C Class Y	Class A Class C Class Y

Proposal No. 2	Churchill Tax-Free Fund of Kentucky, a series of Churchill Tax Free Trust	Aquila Churchill Tax-Free Fund of Kentucky, a series of Aquila Municipal Trust	Churchill Tax-Free Fund of Kentucky Shareholders	[ ]
	Class A Class C Class I Class Y	Class A Class C Class I Class Y
Proposal No. 3	Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund, a series of Aquila Municipal Trust	Aquila Narragansett Tax-Free Income Fund Shareholders	[ ]
	Class A Class C Class I Class Y	Class A Class C Class I Class Y
Proposal No. 4	Tax-Free Fund For Utah*	Aquila Tax-Free Fund For Utah , a series of Aquila Municipal Trust*	Tax-Free Fund For Utah Shareholders	[ ]
	Class A Class C Class Y	Class A Class C Class Y

* Each of the Current Fund and the Successor Fund also offers Class I shares.  There were no Class I shares of the Current Fund outstanding on the Record Date.  Class I shares of the Successor Fund are not offered by this Proxy Statement/prospectus.

A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A.  Shareholders should read this entire Proxy Statement/Prospectus, including the exhibits, carefully.

On each proposal, with respect to a Current Fund, all shareholders of the Current Fund, regardless of the class of shares held, will vote together as a single class.  Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Current Fund’s Reorganization.

The date of this Proxy Statement/Prospectus is ______________, 2013.

For more complete information about each Fund, please read the Fund’s Prospectus and Statement of Additional Information, as they may be amended and/or supplemented. Because each Successor Fund is newly organized, its Prospectus and Statement of Additional Information are not yet effective. Each Fund’s Prospectus and Statement of Additional Information, and other additional information about each Fund, have been filed with the SEC (www.sec.gov) and are available upon request and without charge by calling the toll-free numbers shown below.

Where to Get More Information
Each Current Fund’s current prospectus and any applicable supplements.
Each Current Fund’s current statement of additional information and any applicable supplements.
Each Current Fund’s most recent annual and semi-annual reports to shareholders.

On file with the SEC (http://www.sec.gov) and available at no charge by calling: 800-437-1020 or on the Fund’s website (http://www.aquilafunds.com).
On file with the SEC (http://www.sec.gov) and available at no charge by calling: 800-437-1020 or on the Fund’s website (http://www.aquilafunds.com).
On file with the SEC (http://www.sec.gov) and available at no charge by calling: 800-437-1020 or on the Fund’s website (http://www.aquilafunds.com).

A Statement of Additional Information (the “SAI”)for this Proxy Statement/Prospectus, dated _________, 2013. The SAI contains additional information about the Current Funds and the Successor Funds.
On file with the SEC (http://www.sec.gov) and available at no charge by calling: 800-437-1020 or on the Fund’s website (http://www.aquilafunds.com).  The SAI is incorporated by reference into this Proxy Statement/Prospectus.

To ask questions about this Proxy Statement/Prospectus.	Call the Funds’ toll-free telephone number: 800-437-1020.

The prospectus and statement of additional information (“SAI”) of each of the following funds are incorporated by reference into this Proxy Statement/Prospectus:

•	Tax-Free Fund of Colorado’s summary prospectus, prospectus and SAI dated April 25, 2013;

•	Churchill Tax-Free Fund of Kentucky’s summary prospectus, prospectus and SAI dated April 25, 2013;

•	Aquila Narragansett Tax-Free Income Fund’s summary prospectus, prospectus and SAI dated October 25, 2012; and

•	Tax-Free Fund For Utah’s summary prospectus, prospectus and SAI dated October 25, 2012.

Background to the Reorganization

Introduction

You are being asked to approve the reorganization of your Fund as a newly created series of Aquila Municipal Trust. If approved, the reorganization of your Fund will help achieve certain efficiencies in the administration and oversight of your Fund.  Your Board recommends that you vote in favor of the Reorganization of your Fund.

Each Current Fund is the sole series of a Massachusetts business trust.  Each of the Successor Funds is a series of Aquila Municipal Trust, a Massachusetts business trust. The Successor Funds have been created as shell series of Aquila Municipal Trust solely for the purpose of the Reorganizations.  After the Reorganization of your Fund, you will be a shareholder of the corresponding Successor Fund and will hold the same proportionate interest in the same portfolio of assets as you held in your Fund immediately prior to the Reorganization.

There will be no changes to your Fund’s investment objective, principal investment strategies or investment management team as a result of the Reorganization.  Aquila Investment Management LLC (the “Manager”) will continue to serve as the Manager of each Successor Fund following the Reorganzation.  If your Fund currently has a sub-adviser, that sub-adviser will continue to advise the Successor Fund following the Reorganization.  The portfolio manager(s) of your Fund will continue to manage the Successor Fund following the Reorganization.

Reasons for the Reorganizations

Today, the Aquila Group of Funds includes nine funds, each of which is organized as a separate Trust with its own Board of Trustees.  It is proposed that your Fund be reorganized as a newly created series of Aquila Municipal Trust.

A primary effect and benefit of the Reorganizations will be to achieve certain efficiencies in the administration of your Funds by reducing the number of separate legal entities that will need to file registration statements with the SEC and by reducing the number of state filings and other organizational burdens relating to the maintenance of multiple legal entities.  Your Funds may also realize certain economies, such as in the registration fees paid by your Funds.  For example, (a) redemptions in one series of a multiple series entity can help offset registration fees paid by another series; and (b) Funds of a multiple series entity may be combined in a single registration statement, which can help make the SEC registration process more efficient and cost effective.

An additional benefit of the Reorganizations will be the reduction in the number of separate Boards overseeing funds in the Aquila Group of Funds, which is expected to help achieve certain efficiencies in the oversight and management of your Funds.  A number of Trustees currently overseeing your Fund will continue to oversee your Fund as Trustees of Aquila Municipal Trust, the Board of which shall also be comprised of Trustees who currently serve as Trustees of other funds in the Aquila Group of Funds that will also be series of Aquila Municipal Trust.  Other anticipated benefits of the Reorganizations are that the Successor Funds will operate under updated fundamental investment policies and that it is expected that the Successor Funds also will operate under an updated Declaration of Trust, which, in each case, will provide administrative efficiencies and better conform to current law.

Accordingly, the Reorganizations will further the effort to streamline the administration of your Funds.

How Will the Reorganization Work?

•	Each Reorganization is scheduled to occur on or about July 26, 2013, but may occur on such earlier or later date as the parties may agree in writing (the “Closing Date”).

•	Each Current Fund will transfer all of its assets to the corresponding Successor Fund and the Successor Fund will assume all of the Current Fund’s liabilities.

•
Shareholders of each Current Fund will receive shares of the corresponding Successor Fund in proportion to the relative net asset value of their share holdings of the Current Fund on the Closing Date of the Reorganization.  Therefore, on the Closing Date, shareholders of each Current Fund will hold shares of the corresponding Successor Fund with the same aggregate net asset value as the shares of the applicable class of shares of the Current Fund that the shareholder held immediately prior to the Reorganization.

•
No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, for purposes of determining any contingent deferred sales charge, the same sales charge and schedule that applied to the shares of your Fund will apply to the shares of the Successor Fund  you receive in the Reorganization and the holding period for determining the contingent deferred sales charge will be calculated from the date the shares were initially issued by your Fund.

•
Each Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by either Fund involved in a Reorganization or by the shareholders exchanging shares in the Reorganization.

•	If a Reorganization is approved by shareholders, the applicable Current Fund will cease operations and will be terminated.

Why Do Your Fund’s Trustees Recommend the Reorganization of Your Fund?

In recommending the Reorganization of your Fund, your Fund’s Board of Trustees, including all of the Trustees who are not “interested persons” of your Fund as defined in the Investment Company Act of 1940, as amended (“Independent Trustees”), determined that the Reorganization is in the best interest of your Fund and will not dilute the interests of shareholders of your Fund.  The Trustees believe that the proposed Reorganization of your Fund offers a number of potential benefits.  These potential benefits and considerations include, with respect to each Reorganization:

•
Certain efficiencies in the administration of your Fund may be achieved by reducing the number of separate legal entities in the Aquila Group of Funds, reducing the number of separate Boards overseeing your Funds in the complex, and updating your Fund’s Declaration of Trust and fundamental investment policies.

•
Your Fund and the Successor Fund have the same investment objective and principal investment strategies; accordingly, the investment objective and principal investment strategies of your Fund will not change as a result of the Reorganization.

•
Your Fund and the Successor Fund have the same Manager, sub-adviser (if applicable) and portfolio managers; accordingly, the parties managing your investment will not change as a result of the Reorganization.

•
Your Fund’s total annual operating expenses are anticipated to increase in the first year following the Reorganization as a result of expenses attributable to the Reorganization.  However, the Reorganization is intended to help achieve certain efficiencies in the oversight and administration of your Fund that may result in long-term economies to your Fund, and, therefore, the Reorganization is a potential long-term shareholder benefit.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•	There will be no dilutive effect on interests of current shareholders of your Fund as a result of the Reorganization.

•
It is not necessary to dispose of portfolio securities in order to effect the Reorganization of your Fund, and it is not anticipated that there will be any disposition of portfolio securities as a direct result of your Fund’s Reorganization.

•
The transaction is expected to be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and therefore, you are not expected to recognize any taxable gain or loss on the exchange of your Fund shares for shares of the applicable Successor Fund in the Reorganization.

Who Bears the Expenses Associated with the Reorganization of Your Fund?

Each Current Fund will be responsible for its allocated share of the costs of printing the Proxy Statement/Prospectus, the proxy solicitation, mailing and attestation costs attributable to its respective Reorganization.  Each Current Fund and Successor Fund will bear its allocated share of the costs of preparing the proxy statement and other costs attributable to its respective Reorganization (excluding proxy solicitation, mailing and attestation costs).

What are the Federal Income Tax Consequences of the Reorganization of Your Fund?

As a condition to the closing of the Reorganization, your Fund will receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization of your Fund will constitute a “reorganization” within the meaning of Section 368 of the Code.  Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” it is expected that neither you nor your Fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the Successor Fund shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization.

What Happens if the Reorganization of Your Fund is Not Approved?

If the required approval of shareholders of your Fund is not obtained, the Meeting may be adjourned as more fully described in this Proxy Statement/Prospectus.  If your Fund’s Reorganization is not approved, you will remain a shareholder of your Current Fund and your Board will consider what further action may be appropriate.  The consummation of each Reorganization is not contingent on consummation of any other Reorganization.

Who is Eligible to Vote?

Shareholders of record of a Current Fund on April 26, 2013 are entitled to attend and vote at the Meeting or any adjourned meeting.  On each proposal with respect to a Current Fund, all shareholders of the Current Fund, regardless of the class of shares held, will vote together as a single class.  Each shareholder on the record date is entitled to vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.  Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders’ instructions.  If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Reorganization of your Fund.  If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

TABLE OF CONTENTS

Page
PROPOSAL 1 — REORGANIZATION OF TAX-FREE FUND OF COLORADO
PROPOSAL 2 — REORGANIZATION OF CHURCHILL TAX-FREE FUND OF KENTUCKY
PROPOSAL 3 — REORGANIZATION OF AQUILA NARRAGANSETT TAX-FREE INCOME FUND
PROPOSAL 4 — REORGANIZATION OF TAX-FREE FUND FOR UTAH
REASONS FOR THE PROPOSED REORGANIZATIONS
BOARD EVALUATION AND RECOMMENDATION
OTHER IMPORTANT INFORMATION REGARDING THE REORGANIZATIONS
CAPITALIZATION
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION
TAX STATUS OF THE REORGANIZATIONS
VOTING RIGHTS AND REQUIRED VOTE
SUMMARY COMPARISON OF THE DECLARATIONS OF TRUST OF THE CURRENT FUNDS AND THE SUCCESSOR FUNDS
BOARD OF TRUSTEES
FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS
OTHER INVESTMENT PRACTICES, SECURITIES AND RISKS OF THE FUNDS
ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUNDS
FINANCIAL HIGHLIGHTS
INFORMATION CONCERNING THE MEETING
OWNERSHIP OF SHARES OF THE FUNDS
EXPERTS
AVAILABLE INFORMATION

EXHIBIT A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION
EXHIBIT B — FORM OF AMENDED AND RESTATED DECLARATION OF TRUST

Tax-Free Fund of Colorado
and
Aquila Tax-Free Fund of Colorado, a series of Aquila Municipal Trust

PROPOSAL 1

Approval of Agreement and Plan of Reorganization

SUMMARY

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein.  You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

If Proposal 1 is approved, your Fund (the “Current Fund”) will be reorganized into Aquila Tax-Free Fund of Colorado, a newly organized open-end fund created as a shell series of Aquila Municipal Trust solely for the purpose of the Reorganization that will commence operations upon consummation of the proposed Reorganization (the “Successor Fund,” and, together with your Fund, the “Funds”), as described above, and the Successor Fund will issue Class A, Class C and Class Y shares to your Fund in amounts equal to the aggregate net asset value of your Fund’s Class A, Class C and Class Y shares, respectively.

There will be no changes to your Fund’s investment objective, principal investment strategies or investment management team as a result of the Reorganization.

Comparison of the Current Fund and the Successor Fund

Investment Objective. The Current Fund and the Successor Fund have identical investment objectives.  Each Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies. The Current Fund and the Successor Fund have identical investment strategies.  Each Fund invests primarily in municipal obligations that pay interest exempt in the opinion of bond counsel from regular Federal income tax and Colorado state income tax. In general, all or almost all of these obligations are issued by the State of Colorado, its counties and various other local authorities. We call these “Colorado Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  A significant portion of the Colorado Obligations in which each Fund invests are revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, at least 80% of each Fund’s net assets will consist of Colorado Obligations the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  These obligations can be of any maturity, but your Fund’s average portfolio maturity has traditionally been between 6 and 12 years.

At the time of purchase, each Fund’s Colorado Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by your Fund’s sub-adviser, Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”).

The Sub-Adviser selects obligations for each Fund’s portfolio to best achieve your Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Each Fund invests primarily in Colorado Obligations, which are a type of municipal obligation. Colorado Obligations are obligations of the State of Colorado and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Colorado state personal income tax.

Under normal circumstances, at least 80% of each Fund’s net assets will be invested in Colorado Obligations the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.

Principal Risks. Because each Fund has identical investment objectives and principal investment strategies, they are subject to the same principal risks:

Market and Interest Rate Risk. The market prices of each Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term securities.

Credit Risk. If an issuer or obligor of a security held by a Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will typically decline.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Colorado and Other Municipal Obligations. Each Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Tax Risk. The income on a Fund’s Colorado Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. Some securities held by a Fund, including securities issued in private placement transactions, may be difficult to sell, or illiquid, particularly during times of market turmoil. Such illiquid securities may also be difficult to value. If a Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right, and a Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. A Fund may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Each Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more a Fund invests in the securities of specific issuers or issues of a similar project type, the more that Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, each Fund may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in each Fund.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example below, affect your Fund’s performance. During the most recent fiscal year, the Current Fund’s portfolio turnover rate was 15% of the average value of its portfolio.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no portfolio turnover history.

Investment Manager, Sub-Adviser and Portfolio Manager.  The Current Fund and the Successor Fund have the same Manager, the same Sub-Adviser, and the same portfolio manager, Mr. Christopher Johns.

Mr. Johns has been the portfolio manager of the Current Fund since its inception in 1987. He has also been the portfolio manager of Tax- Free Trust of Oregon since 2011. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at the former United Bank of Denver, which acted as investment adviser to your Fund from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

With respect to each Fund, the Manager is entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets.  During the fiscal year ended December 31, 2012 the Current Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no fee history.

The Manager, and not your Fund, pays a portion of the fees it receives from your Fund to the Sub-Adviser as compensation for the Sub-Adviser’s services to your Fund.  With respect to each Fund, the Sub-Adviser is entitled to receive a fee at the annual rate of 0.20 of 1% of the Fund’s average annual net assets.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement for the Current Fund is available in the Current Fund’s semi-annual report to shareholders for the period ended June 30, 2012.

Your Funds’ Fees and Expenses.  Shareholders of the Current Fund and the Successor Fund pay various fees and expenses, either directly or indirectly.  The tables below show the fees and expenses that you would pay if you were to buy and hold shares of the Current Fund or the Successor Fund.  The expenses in the tables appearing below for the Current Fund are based on the expenses of the Current Fund for the twelve-month period ended December 31, 2012.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no performance history. Therefore, the Fees and Expenses for the Successor Fund have been estimated using the Successor Fund’s proposed fees and estimated expenses assuming the Reorganization occurred on December 31, 2012.  The tables also show pro forma expenses after giving effect to the Reorganization based on pro forma net assets as of December 31, 2012.

	Current Tax-Free Fund of Colorado	Successor Aquila Tax-Free Fund of Colorado	Aquila Tax-Free Fund of Colorado (Pro Forma)	Current Tax-Free Fund of Colorado	Successor Aquila Tax-Free Fund of Colorado	Aquila Tax-Free Fund of Colorado (Pro Forma)
	Class A Shares	Class A Shares	Class A Shares	Class C Shares	Class C Shares	Class C Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	4.00%	4.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	None(1)	None(1)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.05%	0.05%	0.05%	0.75%	0.75%	0.75%
Other Expenses	0.18%	0.20%	0.20%	0.43%	0.45%	0.45%
Total Annual Fund Operating Expenses	0.73%	0.75%	0.75%	1.68%	1.70%	1.70%
Total Fee Waivers (2)	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Waivers and Reimbursements(2)	0.71%	0.73%	0.73%	1.66%	1.68%	1.68%

	Current Tax-Free Fund of Colorado	Successor Aquila Tax-Free Fund of Colorado	Aquila Tax-Free Fund of Colorado (Pro Forma)
	Class Y Shares	Class Y Shares	Class Y Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or purchase price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.18%	0.20%	0.20%
Total Annual Fund Operating Expenses	0.68%	0.70%	0.70%
Total Fee Waivers (2)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Waivers and Reimbursements(2)	0.66%	0.68%	0.68%

(1)
Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the third and fourth years after purchase.

(2)
The Manager has contractually undertaken to waive its fees so that management fees payable by each Fund are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1%  of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until July 31, 2014.  Prior to July 31, 2014, the Manager may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example.  This Example is intended to help you compare the cost of investing in each Fund.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same (except that the Example incorporates the applicable expense limitation arrangement for only the first year).  Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Pro forma expenses are included assuming a Reorganization of your Fund.  The examples are for comparison purposes only and are not a representation of either Fund’s actual expenses or returns, either past or future.

Number of years you own your shares	Current Tax-Free Fund of Colorado	Successor Aquila Tax-Free Fund of Colorado	Aquila Tax-Free Fund of Colorado (Pro Forma)
Class A
Year 1	$470	$472	$472
Year 3	$622	$628	$628
Year 5	$788	$798	$798
Year 10	$1,268	$1,291	$1,291
Class C – Assuming complete redemption at end of period
Year 1	$269	$271	$271
Year 3	$528	$534	$534
Year 5	$911	$921	$921
Year 10	$1,499	$1,521	$1,521
Class C – Assuming no redemption
Year 1	$169	$171	$171
Year 3	$528	$534	$534
Year 5	$911	$921	$921
Year 10	$1,499	$1,521	$1,521
Class Y
Year 1	$67	$69	$69
Year 3	$216	$222	$222
Year 5	$377	$388	$388
Year 10	$845	$869	$869

Past Performance.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization, and therefore, has no performance history. As accounting successor to the Current Fund, the Successor Fund will assume the Current Fund’s historical performance after the consummation of the Reorganization.

The bar chart and table below provide an indication of the risks of investing in the Current Fund by showing changes in the Current Fund’s performance from year to year and by showing how the Current Fund’s average annual returns for the designated periods compare with those of a broad measure of market performance. The Current Fund’s past performance (before and after taxes) is not necessarily an indication of how the Current Fund or the Successor Fund will perform in the future.

Updated performance data for the Current Fund is available on the Aquila Group of Funds’ website at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2003 – 2012

12%

10%
                                                9.47
8%                                              XXXX          8.96
                                                XXXX          XXXX
6%                                              XXXX          XXXX
            4.37                                XXXX          XXXX   5.89
4%          XXXX                                XXXX          XXXX   XXXX
            XXXX  2.73        3.26  3.17        XXXX          XXXX   XXXX
2%          XXXX  XXXX        XXXX  XXXX        XXXX          XXXX   XXXX
            XXXX  XXXX  1.49  XXXX  XXXX  0.63  XXXX   1.44   XXXX   XXXX
0%          XXXX  XXXX  XXXX  XXXX  XXXX  XXXX  XXXX   XXXX   XXXX   XXXX

            2003  2004  2005  2006  2007  2008  2009   2010   2011   2012

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 4.37% (quarter ended September 30, 2009) and the lowest return for a quarter was –2.39% (quarter ended June 30, 2004).

	Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	1.64%	4.28%	3.61%
Class C	3.83%	4.15%	3.05%
Class Y	5.89%	5.21%	4.10%
Class Y Returns After Taxes:
On Distributions	5.89%	5.20%	4.05%
On Distributions and Redemption	5.03%	5.02%	4.02%
Barclays Capital Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	3.84%	5.47%	4.53%

These returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

Amended and Restated Declaration of Trust. One anticipated benefit of the Reorganization is that it is expected that the Successor Fund will operate under an Amended and Restated Declaration of Trust.  The Amended and Restated Declaration of Trust will not change your Fund’s investment objective or principal investment strategies.  A comparison of some of the material differences between the Amended and Restated Declaration of Trust and your Fund’s current declaration of trust appears in this Proxy Statement/Prospectus beginning on page [  ].

Board of Trustees. Another anticipated benefit of the Reorganization is the reduction in the number of separate Boards overseeing funds in the Aquila Group of Funds.  It is proposed that the Board of Trustees of five municipal bond funds in the Aquila Group of Funds, including the Successor Fund, be combined into a single Board that will oversee the operations of such Funds.  Information regarding the combined Board that it is anticipated will oversee the operations of your Successor Fund, effective at the time of the closing of your Fund’s Reorganization, appears in this Proxy Statement/Prospectus beginning on page [  ].

Fundamental Investment Policies.  All mutual funds are required by law to have “fundamental” policies.  Except for your Fund’s investment objective and 80% investment policy, which will not change between the Current Fund and the Successor Fund, there are differences between the fundamental investment policies of your Fund and the fundamental investment policies of the Successor Fund.  The Current Fund has fundamental policies that are not required by law or are more restrictive than the law requires.  The fundamental policies of the Successor Fund are intended to simplify compliance monitoring and provide additional flexibility for your Fund.  However, the manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by any differences between the Current Fund’s fundamental investment policies and the Successor Fund’s fundamental investment policies.  As noted above, there will be no changes to the investment objective or principal investment strategies of your Fund.  A comparison of the fundamental investment policies of the Current Fund and the Successor Fund follows.  A more complete discussion regarding differences between the fundamental investment policies of the Current Fund and the fundamental investment policies of the Successor Fund appears in this Proxy Statement/Prospectus beginning on page [  ].

Fundamental Policy	Tax-Free Fund of Colorado	Aquila Tax-Free Fund of Colorado
Investment Objective	The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.	The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital. (No change)
Investments in Colorado Obligations and Investments Subject to the Federal alternative minimum tax
As a fundamental policy, at least 80% of the Fund’s net assets will be invested in Colorado Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

As a fundamental policy, at least 80% of the Fund’s net assets will be invested in Colorado Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax. (No change)

Permitted Fund Investments
The Fund invests only in certain limited securities.  The Fund cannot buy any securities other than Colorado Obligations (discussed under “Investment of the Fund’s Assets” in the Prospectus and in “Investment Strategies and Risks” in the Statement of Additional Information), Municipal Security Index Futures, U.S. Government Securities Futures and options on such Futures
The Successor Fund does not have a fundamental investment policy regarding permitted fund investments. (See discussion regarding changes to fundamental investment policies.)
Investments in Voting Securities, Other Investment Companies and Certain Other Instruments	The Fund cannot buy any voting securities, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.
The Successor Fund does not have a fundamental investment policy regarding investments in voting securities, other investment companies and other instruments. (See discussion regarding changes to fundamental investment policies.)

Concentration of Fund Investments
The Fund has industry investment requirements.  The Fund cannot buy obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers in that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time. (See discussion regarding changes to fundamental investment policies.)

Lending of Fund Assets	The Fund cannot make loans. The Fund cannot lend its portfolio securities.
The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Borrowing of Money
The Fund can borrow only in limited amounts for special purposes.  The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets.  It can mortgage or pledge its assets only in connection with such borrowings and only up to the lesser of the amounts borrowed or 5% of the value of total assets.  The Fund will not purchase any Colorado Obligations, Futures or options on Futures while it has outstanding borrowings which exceed 5% of the value of its total assets.

The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Issuance of Senior Securities	Except in connection with borrowings, the Fund will not issue senior securities.
The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Investments in Commodities	The Fund cannot buy any commodities or commodity contracts other than Municipal Security Index Futures and U.S. Government Securities Futures [or] any mineral related programs or leases.
The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Certain Affiliated Transactions
The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund, its Adviser or Sub-Adviser who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.
The Successor Fund does not have a fundamental investment policy regarding affiliated transactions. (See discussion regarding changes to fundamental investment policies.)

Investments in Real Estate
The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Restrictions on Control Investments	The Fund does not buy for control. The Fund cannot invest for the purpose of exercising control or management of other companies.	The Successor Fund does not have a fundamental investment policy regarding control investments. (See discussion regarding changes to fundamental investment policies.)
Restrictions on Short Sales and Use of Margin
The Fund does not sell securities it does not own or borrow from brokers to buy securities.  Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures or options on them, and can pay premiums on these options.
The Successor Fund does not have a fundamental investment policy regarding short sales and use of margin. (See discussion regarding changes to fundamental investment policies.)
Underwriting	The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities.
The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Churchill Tax-Free Fund of Kentucky
and
Aquila Churchill Tax-Free Fund of Kentucky,
a series of Aquila Municipal Trust

PROPOSAL 2

Approval of Agreement and Plan of Reorganization

SUMMARY

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein.  You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

If Proposal 2 is approved, your Fund (the “Current Fund”) will be reorganized into Aquila Churchill Tax-Free Fund of Kentucky, a newly organized open-end fund created as a shell series of Aquila Municipal Trust solely for the purpose of the Reorganization that will commence operations upon consummation of the proposed Reorganization (the “Successor Fund,” and, together with your Fund, the “Funds”), as described above, and the Successor Fund will issue Class A, Class C, Class I and Class Y shares to your Fund in amounts equal to the aggregate net asset value of your Fund’s Class A, Class C, Class I  and Class Y shares, respectively.

There will be no changes to your Fund’s investment objective, principal investment strategies or investment management team as a result of the Reorganization.

Comparison of the Current Fund and the Successor Fund

Investment Objective. The Current Fund and the Successor Fund have identical investment objectives.  Each Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies. The Current Fund and the Successor Fund have identical investment strategies.  Each Fund invests primarily in municipal obligations that pay interest exempt in the opinion of bond counsel from regular Federal income tax and Kentucky income tax. In general, all or almost all of these obligations are issued by the Commonwealth of Kentucky, its counties and various other local authorities. We call these “Kentucky Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  A significant portion of the Kentucky Obligations in which the Fund invests are revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, at least 80% of each Fund’s net assets will consist of Kentucky Obligations the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  These obligations can be of any maturity, but the Fund’s average portfolio maturity has traditionally been between 11 and 15 years.

At the time of purchase, each Fund’s Kentucky Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by your Fund’s Manager, Aquila Investment Management LLC (the “Manager”).

The Manager selects obligations for each Fund’s portfolio to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Each Fund invests primarily in Kentucky Obligations, which are a type of municipal obligation. Kentucky Obligations are obligations of the Commonwealth of Kentucky and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Kentucky personal income tax.

Under normal circumstances, at least 80% of each Fund’s net assets will be invested in Kentucky Obligations the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.

Principal Risks. Because each Fund has identical investment objectives and principal investment strategies, they are subject to the same principal risks:

Market and Interest Rate Risk. The market prices of each Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term securities.

Credit Risk. If an issuer or obligor of a security held by a Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will typically decline.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Kentucky and Other Municipal Obligations. Each Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Tax Risk. The income on a Fund’s Kentucky Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. Some securities held by a Fund, including securities issued in private placement transactions, may be difficult to sell, or illiquid, particularly during times of market turmoil. Such illiquid securities may also be difficult to value. If a Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right, and a Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. A Fund may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Each Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more a Fund invests in the securities of specific issuers or issues of a similar project type, the more that Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, a Fund may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in each Fund.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example below, affect your Fund’s performance. During the most recent fiscal year, the Current Fund’s portfolio turnover rate was 12% of the average value of its portfolio.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no portfolio turnover history.

Investment Manager and Portfolio Managers.  The Current Fund and the Successor Fund have the same Manager and the same co-portfolio managers, Mr. Royden Durham and Mr. Todd Curtis, and the same back-up portfolio manager, Mr. James Thompson.

Mr. Durham has served as co-portfolio manager of the Current Fund since 2011.  Mr. Durham has thirty-three years of experience in the financial services industry.  He is a graduate of Heidelberg College with a B.A. in Economics and German.  Most recently Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company. Mr. Curtis is the co-portfolio manager of the Current Fund. He was the back-up portfolio manager of the Current Fund from 2004 to 2009. He is also co-portfolio manager of Tax-Free Fund For Utah and has been the portfolio manager of Tax-Free Trust of Arizona since its inception in 1986.  Mr. Curtis is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst. Mr. Thompson has served as back-up portfolio manager of the Current Fund since 2009. He is also co-portfolio manager for Tax-Free Fund For Utah and back-up portfolio manager for Tax-Free Trust of Arizona. Mr. Thompson has twenty-five years of experience in the municipal finance industry. Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services in Salt Lake City, Utah.

With respect to each Fund, the Manager is entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of the Fund’s average annual net assets.  During the fiscal year ended December 31, 2012 the Current Fund accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets. The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no fee history.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement for the Current Fund is available in the Current Fund’s semi-annual report to shareholders for the period ended June 30, 2012.

Your Funds’ Fees and Expenses.  Shareholders of the Current Fund and the Successor Fund pay various fees and expenses, either directly or indirectly.  The tables below show the fees and expenses that you would pay if you were to buy and hold shares of the Current Fund or the Successor Fund.  The expenses in the tables appearing below for the Current Fund are based on the expenses of the Current Fund for the twelve-month period ended December 31, 2012.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no performance history. Therefore, the Fees and Expenses for the Successor Fund have been estimated using the Successor Fund’s proposed fees and estimated expenses assuming the Reorganization occurred on December 31, 2012.  The tables also show pro forma expenses after giving effect to the Reorganization based on pro forma net assets as of December 31, 2012.

	Current Churchill Tax-Free Fund of Kentucky	Successor Aquila Churchill Tax-Free Fund of Kentucky	Aquila Churchill Tax-Free Fund of Kentucky(Pro Forma)	Current Churchill Tax-Free Fund of Kentucky	Successor Aquila Churchill Tax-Free Fund of Kentucky	Aquila Churchill Tax-Free Fund of Kentucky(Pro Forma)
	Class A Shares	Class A Shares	Class A Shares	Class C Shares	Class C Shares	Class C Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	4.00%	4.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	None(1)	None(1)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	0.15%	0.15%	0.15%	0.75%	0.75%	0.75%
Other Expenses	0.21%	0.22%	0.22%	0.46%	0.47%	0.47%
Total Annual Fund Operating Expenses	0.76%	0.77%	0.77%	1.61%	1.62%	1.62%

	Current Churchill Tax-Free Fund of Kentucky	Successor Aquila Churchill Tax-Free Fund of Kentucky	Aquila Churchill Tax-Free Fund of Kentucky(Pro Forma)	Current Churchill Tax-Free Fund of Kentucky	Successor Aquila Churchill Tax-Free Fund of Kentucky	Aquila Churchill Tax-Free Fund of Kentucky(Pro Forma)
	Class I Shares	Class I Shares	Class I Shares	Class Y Shares	Class Y Shares	Class Y Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or purchase price)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	0.15%	0.15%	0.15%	None	None	None
Other Expenses	0.36%	0.37%	0.37%	0.21%	0.22%	0.22%
Total Annual Fund Operating Expenses	0.91%	0.92%	0.92%	0.61%	0.62%	0.62%

(1)	Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.

Expense Example.  This Example is intended to help you compare the cost of investing in each Fund.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same (except that the Example incorporates the applicable expense limitation arrangement for only the first year).  Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Pro forma expenses are included assuming a Reorganization of your Fund.  The examples are for comparison purposes only and are not a representation of either Fund’s actual expenses or returns, either past or future.

Number of years you own your shares	Current Churchill Tax-Free Fund of Kentucky	Successor Aquila Churchill Tax-Free Fund of Kentucky	Aquila Churchill Tax-Free Fund of Kentucky (Pro Forma)
Class A
Year 1	$475	$475	$475
Year 3	$633	$636	$636
Year 5	$805	$811	$811
Year 10	$1,305	$1,316	$1,316
Class C – Assuming complete redemption at end of period
Year 1	$264	$265	$265
Year 3	$508	$511	$511
Year 5	$876	$881	$881
Year 10	$1,473	$1,485	$1,485
Class C – Assuming no redemption
Year 1	$164	$165	$165
Year 3	$508	$511	$511
Year 5	$876	$881	$881
Year 10	$1,473	$1,485	$1,485
Class I
Year 1	$93	$94	$94
Year 3	$290	$293	$293
Year 5	$504	$509	$509
Year 10	$1,120	$1,131	$1,131
Class Y
Year 1	$62	$63	$63
Year 3	$195	$199	$199
Year 5	$340	$346	$346
Year 10	$762	$774	$774

Past Performance.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization, and therefore, has no performance history. As accounting successor to the Current Fund, the Successor Fund will assume the Current Fund’s historical performance after the consummation of the Reorganization.

The bar chart and table below provide an indication of the risks of investing in the Current Fund by showing changes in the Current Fund’s performance from year to year and by showing how the Current Fund’s average annual returns for the designated periods compare with those of a broad measure of market performance. The Current Fund’s past performance (before and after taxes) is not necessarily an indication of how the Current Fund or the Successor Fund will perform in the future.

Updated performance data for the Current Fund is available on the Aquila Group of Funds’ website at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2003 – 2012

                                             16.21
16%                                          XXXX
                                             XXXX
14%                                          XXXX
                                             XXXX
12%                                          XXXX
                                             XXXX
10%                                          XXXX          9.81
                                             XXXX          XXXX
8%                                           XXXX          XXXX
                                             XXXX          XXXX
6%                                           XXXX          XXXX
       4.65  4.65                            XXXX          XXXX   5.78
4%     XXXX  XXXX        4.08                XXXX          XXXX   XXXX
       XXXX  XXXX  2.55  XXXX  2.63          XXXX          XXXX   XXXX
2%     XXXX  XXXX  XXXX  XXXX  XXXX          XXXX          XXXX   XXXX
       XXXX  XXXX  XXXX  XXXX  XXXX          XXXX   1.44   XXXX   XXXX
0%     XXXX  XXXX  XXXX  XXXX  XXXX   XXXX   XXXX   XXXX   XXXX   XXXX
                                      XXXX
                                      XXXX
-2                                    XXXX
-3                                    XXXX
-4                                    XXXX
-5%                                  -4.88

       2003  2004  2005  2006  2007   2008   2009   2010   2011   2012

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 7.37% (quarter ended March 31, 2009) and the lowest return for a quarter was -5.16% (quarter ended September 30, 2008).

	Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	1.32%	4.42%	3.99%
Class C	3.71%	4.38%	3.52%
Class I	5.47%	5.12%	4.26%
Class Y	5.78%	5.43%	4.56%
Class Y Returns After Taxes:
On Distributions	5.78%	5.42%	4.54%
On Distributions and Redemption	5.00%	5.22%	4.47%
Barclays Capital Quality Intermediate Municipal Bond Index (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	3.84%	5.47%	4.53%

These returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

Amended and Restated Declaration of Trust. One anticipated benefit of the Reorganization is that it is expected that the Successor Fund will operate under an Amended and Restated Declaration of Trust.  The Amended and Restated Declaration of Trust will not change your Fund’s investment objective or principal investment strategies.  A comparison of some of the material differences between the Amended and Restated Declaration of Trust and your Fund’s current declaration of trust appears in this Proxy Statement/Prospectus beginning on page [  ].

Board of Trustees. Another anticipated benefit of the Reorganization is the reduction in the number of separate Boards overseeing funds in the Aquila Group of Funds.  It is proposed that the Board of Trustees of five municipal bond funds in the Aquila Group of Funds, including the Successor Fund, be combined into a single Board that will oversee the operations of such Funds.  Information regarding the combined Board that it is anticipated will oversee the operations of your Successor Fund, effective at the time of the closing of your Fund’s Reorganization, appears in this Proxy Statement/Prospectus beginning on page [  ].

Fundamental Investment Policies.  All mutual funds are required by law to have “fundamental” policies.  Except for your Fund’s investment objective and 80% investment policy, which will not change between the Current Fund and the Successor Fund, there are differences between the fundamental investment policies of your Fund and the fundamental investment policies of the Successor Fund.  The Current Fund has fundamental policies that are not required by law or are more restrictive than the law requires.  The fundamental policies of the Successor Fund are intended to simplify compliance monitoring and provide additional flexibility for your Fund.  However, the manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by any differences between the Current Fund’s fundamental investment policies and the Successor Fund’s fundamental investment policies.  As noted above, there will be no changes to the investment objective or principal investment strategies of your Fund.  A comparison of the fundamental investment policies of the Current Fund and the Successor Fund follows.  A more complete discussion regarding differences between the fundamental investment policies of the Current Fund and the fundamental investment policies of the Successor Fund appears in this Proxy Statement/Prospectus beginning on page [  ].

Fundamental Policy	Churchill Tax-Free Fund of Kentucky	Aquila Churchill Tax-Free Fund of Kentucky
Investment Objective	The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.	The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital. (No change)
Investments in Kentucky Obligations and Investments Subject to the Federal alternative minimum tax
As a fundamental policy, at least 80% of the Fund’s net assets will be invested in Kentucky Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

As a fundamental policy, at least 80% of the Fund’s net assets will be invested in Kentucky Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax. (No change)

Permitted Fund Investments
The Fund invests only in certain limited securities.  The Fund cannot buy any securities other than Kentucky Obligations (discussed under “Investment of the Fund’s Assets” in the Prospectus and in “Investment Strategies and Risks” in the Statement of Additional Information), Municipal Security Index Futures, U.S. Government Securities Futures and options on such Futures
The Successor Fund does not have a fundamental investment policy regarding permitted fund investments. (See discussion regarding changes to fundamental investment policies.)
Investments in Voting Securities, Other Investment Companies and Certain Other Instruments	The Fund cannot buy any voting securities, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.
The Successor Fund does not have a fundamental investment policy regarding investments in voting securities, other investment companies and other instruments. (See discussion regarding changes to fundamental investment policies.)

Concentration of Fund Investments
The Fund has industry investment requirements.  The Fund cannot buy obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers in that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time. (See discussion regarding changes to fundamental investment policies.)

Lending of Fund Assets	The Fund cannot make loans. The Fund cannot lend its portfolio securities.
The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Borrowing of Money
The Fund can borrow only in limited amounts for special purposes.  The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets.  It can mortgage or pledge its assets only in connection with such borrowings and only up to the lesser of the amounts borrowed or 5% of the value of total assets.  The Fund will not purchase any Kentucky Obligations, Futures or options on Futures while it has outstanding borrowings which exceed 5% of the value of its total assets.

The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Issuance of Senior Securities	Except in connection with borrowings, the Fund will not issue senior securities.
The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Investments in Commodities	The Fund cannot buy any commodities or commodity contracts other than Municipal Security Index Futures and U.S. Government Securities Futures [or] any mineral related programs or leases.
The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Certain Affiliated Transactions
The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund, its Adviser or Sub-Adviser who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.
The Successor Fund does not have a fundamental investment policy regarding affiliated transactions. (See discussion regarding changes to fundamental investment policies.)
Investments in Real Estate
The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Restrictions on Control Investments	The Fund does not buy for control. The Fund cannot invest for the purpose of exercising control or management of other companies.	The Successor Fund does not have a fundamental investment policy regarding control investments. (See discussion regarding changes to fundamental investment policies.)

Restrictions on Short Sales and Use of Margin
The Fund does not sell securities it does not own or borrow from brokers to buy securities.  Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures or options on them, and can pay premiums on these options.
The Successor Fund does not have a fundamental investment policy regarding short sales and use of margin. (See discussion regarding changes to fundamental investment policies.)
Underwriting	The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities.
The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Aquila Narragansett Tax-Free Income Fund
and
Aquila Narragansett Tax-Free Income Fund, a series of Aquila Municipal Trust

PROPOSAL 3

Approval of Agreement and Plan of Reorganization

SUMMARY

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein.  You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

If Proposal 3 is approved, your Fund (the “Current Fund”) will be reorganized into Aquila Narragansett Tax-Free Income Fund, a newly organized open-end fund created as a shell series of Aquila Municipal Trust solely for the purpose of the Reorganization that will commence operations upon consummation of the proposed Reorganization (the “Successor Fund,”  and, together with your Fund, the “Funds”), as described above, and the Successor Fund will issue Class A, Class C, Class I and Class Y shares to your Fund in amounts equal to the aggregate net asset value of your Fund’s Class A, Class C, Class I  and Class Y shares, respectively.

There will be no changes to your Fund’s investment objective, principal investment strategies or investment management team as a result of the Reorganization.

Comparison of the Current Fund and the Successor Fund

Investment Objective. The Current Fund and the Successor Fund have identical investment objectives. Each Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies. The Current Fund and the Successor Fund have identical investment strategies. Each Fund invests primarily in tax-free municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes. In general, all or almost all of these obligations are issued by the State of Rhode Island, its counties and various other local authorities. We call these “Rhode Island Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Rhode Island Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Rhode Island Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, at least 80% of each Fund’s net assets will consist of Rhode Island Obligations the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  These obligations can be of any maturity, but your Fund’s average portfolio maturity goal has traditionally been between 10 and 12 years.

At the time of purchase, each Fund’s Rhode Island Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Fund’s sub-adviser, Citizens Investment Advisors, a department of RBS Citizens, N.A. (the “Sub-Adviser”).

The Sub-Adviser, selects obligations for each Fund’s portfolio to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Each Fund invests primarily in Rhode Island Obligations, which are a type of municipal obligation.  Rhode Island Obligations are obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Rhode Island state income tax.  Each Fund purchases the obligations of governmental issuers other than Rhode Island governmental issuers only when obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Each Fund may invest in Rhode Island Obligations that are insured by nationally recognized insurers of municipal obligations as to the timely payment of principal and interest when due, but is not required to do so.

Under normal circumstances, at least 80% of each Fund’s net assets will consist of Rhode Island Obligations the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.

Principal Risks. Because each Fund has identical investment objectives and principal investment strategies, they are subject to the same principal risks:

Market and Interest Rate Risk. The market prices of each Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term securities.

Credit Risk. If an issuer or obligor of a security held by a Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will typically decline.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Rhode Island and Other Municipal Obligations. Each Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Tax Risk. The income on a Fund’s Rhode Island Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. Some securities held by a Fund, including securities issued in private placement transactions, may be difficult to sell, or illiquid, particularly during times of market turmoil. Such illiquid securities may also be difficult to value. If a Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right, and a Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Each Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more a Fund invests in the securities of specific issuers or issues of a similar project type, the more that Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, each Fund may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in each Fund.

An investment in a Fund is not a deposit in RBS Citizens, N.A., any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example below, affect your Fund’s performance. During the most recent fiscal year, the Current Fund’s portfolio turnover rate was 11% of the average value of its portfolio. The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no portfolio turnover history.

Investment Manager and Portfolio Managers.  The Current Fund and the Successor Fund have the same Manager, the same Sub-Adviser, and the same portfolio managers, Mr. Salvatore C. Di Santo and Mr. Jeffrey K. Hanna.

Mr. Di Santo has managed or co-managed the Current Fund’s portfolio since the inception of the Current Fund in September 1992. Mr. Di Santo is a Senior Vice President of the Sub-Adviser. Mr. Hanna, also an officer of the Sub-Adviser, is the co-portfolio manager of the Current Fund. He has held this position since 2005. He was formerly an assistant portfolio manager of the Current Fund and served as such from 2000 to 2005.

With respect to each Fund, the Manager is entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets.  During the fiscal year ended June 30, 2012, the Current Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets. After waivers and/or reimbursements, the Current Fund paid management fees to the Manager equal to 0.35% of the Current Fund’s average annual net assets. The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no fee history.

The Manager, and not the Fund, pays a portion of the fees it receives from the Fund to the sub-adviser as compensation for the Sub-Adviser’s services to the Fund.  With respect to each Fund, the sub-adviser is entitled to receive a fee at the annual rate of 0.23 of 1% of the Fund’s average annual net assets.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement for the Current Fund and the Sub-Advisory Agreement for the Current Fund is available in the Current Fund’s semi-annual report to shareholders for the period ended December 31, 2012.

Your Funds’ Fees and Expenses.  Shareholders of the Current Fund and the Successor Fund pay various fees and expenses, either directly or indirectly.  The tables below show the fees and expenses that you would pay if you were to buy and hold shares of the Current Fund or the Successor Fund.  The expenses in the tables appearing below for the Current Fund are based on the expenses of the Current Fund for the twelve-month period ended December 31, 2012.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no performance history. Therefore, the Fees and Expenses for the Successor Fund have been estimated using the Successor Fund’s proposed fees and estimated expenses assuming the Reorganization occurred on December 31, 2012.  The tables also show pro forma expenses after giving effect to the Reorganization based on pro forma net assets as of December 31, 2012.

	Current Aquila Narragansett Tax-Free Income Fund	Successor Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund (Pro Forma)	Current Aquila Narragansett Tax-Free Income Fund	Successor Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund (Pro Forma)
	Class A Shares	Class A Shares	Class A Shares	Class C Shares	Class C Shares	Class C Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	4.00%	4.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	None(1)	None(1)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.15%	0.15%	0.15%	0.75%	0.75%	0.75%
Other Expenses	0.22%	0.23%	0.23%	0.47%	0.48%	0.48%
Total Annual Fund Operating Expenses	0.87%	0.88%	0.88%	1.72%	1.73%	1.73%
Total Fee Waivers and/or Reimbursement(2)	0.04%	0.05%	0.05%	0.04%	0.05%	0.05%
Total Annual Fund Operating Expenses After Waivers and Reimbursements(2)	0.83%	0.83%	0.83%	1.68%	1.68%	1.68%

	Current Aquila Narragansett Tax-Free Income Fund	Successor Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund (Pro Forma)	Current Aquila Narragansett Tax-Free Income Fund	Successor Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund (Pro Forma)
	Class I Shares	Class I Shares	Class I Shares	Class Y Shares	Class Y Shares	Class Y Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or purchase price)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.15%(3)	0.15%(3)	0.15%(3)	None	None	None
Other Expenses	0.37%	0.39%	0.39%	0.22%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.02%	1.04%	1.04%	0.72%	0.74%	0.74%
Total Fee Waivers and/or Reimbursement(2)	0.04%	0.06%	0.06%	0.04%	0.06%	0.06%
Total Annual Fund Operating Expenses After Expense Limitation (2)	0.98%	0.98%	0.98%	0.68%	0.68%	0.68%

(1)
Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the third and fourth years after purchase.

(2)
The Manager has contractually undertaken to waive fees and/or reimburse each Fund’s expenses so that total Fund expenses will not exceed 0.83% for Class A Shares, 1.68% for Class C Shares, 0.98% for Class I Shares or 0.68% for Class Y Shares.  These expense limitations are in effect until September 30, 2014.  Prior to September 30, 2014, the Manager may not terminate the arrangement without the approval of the Board of Trustees.

(3)	The Distribution Plan for Class I Shares permits payment of a distribution fee of up to 0.25%. The Board of Trustees currently authorizes payment of a distribution fee of 0.15% for Class I Shares.

Expense Example.  This Example is intended to help you compare the cost of investing in each Fund.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same (except that the Example incorporates the applicable expense limitation arrangement for only the first year).  Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Pro forma expenses are included assuming a Reorganization of your Fund.  The examples are for comparison purposes only and are not a representation of either Fund’s actual expenses or returns, either past or future.

Number of years you own your shares	Current Aquila Narragansett Tax-Free Income Fund	Successor Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund (Pro Forma)
Class A
Year 1	$481	$481	$481
Year 3	$663	$665	$665
Year 5	$859	$863	$863
Year 10	$1,426	$1,437	$1,437
Class C – Assuming complete redemption at end of period
Year 1	$271	$271	$271
Year 3	$538	$540	$540
Year 5	$930	$934	$934
Year 10	$1,594	$1,604	$1,604
Class C – Assuming no redemption
Year 1	$171	$171	$171
Year 3	$538	$540	$540
Year 5	$930	$934	$934
Year 10	$1,594	$1,604	$1,604
Class I
Year 1	$100	$100	$100
Year 3	$321	$325	$325
Year 5	$559	$568	$568
Year 10	$1,244	$1,266	$1,266
Class Y
Year 1	$69	$69	$69
Year 3	$226	$231	$231
Year 5	$397	$406	$406
Year 10	$891	$913	$913

Past Performance.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization, and therefore, has no performance history. As accounting successor to the Current Fund, the Successor Fund will assume the Current Fund’s historical performance after the consummation of the Reorganization.

The bar chart and table below provide an indication of the risks of investing in the Current Fund by showing changes in the Current Fund’s performance from year to year and by showing how the Current Fund’s average annual returns for the designated periods compare with those of a broad measure of market performance. The Current Fund’s past performance (before and after taxes) is not necessarily an indication of how the Current Fund or the Successor Fund will perform in the future.

Updated performance data for the Current Fund is available on the Aquila Group of Funds’ website at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2003 - 2012

[Insert Bar Chart]

During the period shown in the bar chart, the highest return for a quarter was 3.98% (quarter ended September 30, 2004) and the lowest return for a quarter was –2.50% (quarter ended June 30, 2004).

	Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	0.59%	3.50%	3.52%
Class C	3.00%	3.49%	3.08%
Class I	4.74%	4.22%	3.84%
Class Y	4.96%	4.51%	4.10%
Class Y Returns After Taxes:
On Distributions	4.96%	4.50%	4.09%
On Distributions and Redemption	4.47%	4.40%	4.05%
Barclays Capital Quality Intermediate Municipal Bond Index (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	3.84%	5.47%	4.53%

These returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

Amended and Restated Declaration of Trust. One anticipated benefit of the Reorganization is that it is expected that the Successor Fund will operate under an Amended and Restated Declaration of Trust.  The Amended and Restated Declaration of Trust will not change your Fund’s investment objective or principal investment strategies.  A comparison of some of the material differences between the Amended and Restated Declaration of Trust and your Fund’s current declaration of trust appears in this Proxy Statement/Prospectus beginning on page [  ].

Board of Trustees. Another anticipated benefit of the Reorganization is the reduction in the number of separate Boards overseeing funds in the Aquila Group of Funds.  It is proposed that the Board of Trustees of five municipal bond funds in the Aquila Group of Funds, including the Successor Fund, be combined into a single Board that will oversee the operations of such Funds.  Information regarding the combined Board that it is anticipated will oversee the operations of your Successor Fund, effective at the time of the closing of your Fund’s Reorganization, appears in this Proxy Statement/Prospectus beginning on page [  ].

Fundamental Investment Policies.  All mutual funds are required by law to have “fundamental” policies.  Except for your Fund’s investment objective and 80% investment policy, which will not change between the Current Fund and the Successor Fund, there are differences between the fundamental investment policies of your Fund and the fundamental investment policies of the Successor Fund.  The Current Fund has fundamental policies that are not required by law or are more restrictive than the law requires.  The fundamental policies of the Successor Fund are intended to simplify compliance monitoring and provide additional flexibility for your Fund.  However, the manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by any differences between the Current Fund’s fundamental investment policies and the Successor Fund’s fundamental investment policies.  As noted above, there will be no changes to the investment objective or principal investment strategies of your Fund.  A comparison of the fundamental investment policies of the Current Fund and the Successor Fund follows.  A more complete discussion regarding differences between the fundamental investment policies of the Current Fund and the fundamental investment policies of the Successor Fund appears in this Proxy Statement/Prospectus beginning on page [  ].

Fundamental Policy	Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund, a series of Aquila Municipal Trust
Investment Objective	The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.	The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital. (No change)
Investments in Rhode Island Obligations and Investments Subject to the Federal alternative minimum tax
As a fundamental policy, at least 80% of the Fund’s net assets will be invested in Rhode Island Obligations the income paid upon which will not be subject to the alternative minimum tax on individuals; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax on individuals.

As a fundamental policy, at least 80% of the Fund’s net assets will be invested in Rhode Island Obligations the income paid upon which will not be subject to the alternative minimum tax on individuals; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax on individuals. (No change)

Concentration of Fund Investments
The Fund has industry investment requirements.  The Fund cannot buy obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers in that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time. (See discussion regarding changes to fundamental investment policies.)

Lending of Fund Assets	The Fund cannot make loans. The Fund cannot lend its portfolio securities.
The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Borrowing of Money
The Fund can borrow only in limited amounts for special purposes.  The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets.  It can mortgage or pledge its assets only in connection with such borrowings and only up to the lesser of the amounts borrowed or 5% of the value of total assets.  The Fund will not purchase any Rhode Island Obligations while it has outstanding borrowings which exceed 5% of the value of its total assets.

The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Issuance of Senior Securities	Except in connection with borrowings, the Fund will not issue senior securities.
The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Investments in Commodities	The Fund cannot buy any commodities or commodity contracts [or] any mineral related programs or leases.
The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Certain Affiliated Transactions
The Fund cannot purchase or hold securities of any issuer if, to its knowledge, any Trustee, Director or officer of the Fund or its Manager or Sub-Adviser individually owns beneficially more than 0.5% of the securities of that issuer, and all such Trustees, Directors and officers together own in the aggregate more than 5% of such securities.
The Successor Fund does not have a fundamental investment policy regarding affiliated transactions. (See discussion regarding changes to fundamental investment policies.)
Investments in Real Estate
The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Restrictions on Control Investments	The Fund does not buy for control. The Fund cannot invest for the purpose of exercising control or management of other companies.	The Successor Fund does not have a fundamental investment policy regarding control investments. (See discussion regarding changes to fundamental investment policies.)
Restrictions on Short Sales and Use of Margin	The Fund does not sell securities it does not own or borrow from brokers to buy securities. Thus, it cannot sell short or buy on margin.	The Successor Fund does not have a fundamental investment policy regarding short sales and use of margin. (See discussion regarding changes to fundamental investment policies.)

Underwriting	The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities.
The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See  discussion regarding changes to fundamental investment policies.)

Tax-Free Fund For Utah
and
Aquila Tax-Free Fund For Utah, a series of Aquila Municipal Trust

PROPOSAL 4

Approval of Agreement and Plan of Reorganization

SUMMARY

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein.  You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

If Proposal 4 is approved, your Fund (the “Current Fund”) will be reorganized into Aquila Tax-Free Fund For Utah, a newly organized open-end fund created as a shell series of Aquila Municipal Trust solely for the purpose of the Reorganization that will commence operations upon consummation of the proposed Reorganization (the “Successor Fund,” and, together with your Fund, the “Funds”), as described above, and the Successor Fund will issue Class A, Class C and Class Y shares to your Fund in amounts equal to the aggregate net asset value of your Fund’s Class A, Class C and Class Y shares, respectively.

There will be no changes to your Fund’s investment objective, principal investment strategies or investment management team as a result of the Reorganization.

Comparison of the Current Fund and the Successor Fund

Investment Objective. The Current Fund and the Successor Fund have identical investment objectives.  Each Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies. The Current Fund and the Successor Fund have identical investment strategies.  Each Fund invests primarily in tax-free municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state and regular Federal income taxes. These obligations are issued by the State of Utah, its counties and various other local authorities and by other states and entities that do not tax interest from obligations issued by the State of Utah. We call these “Utah Double-Exempt Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Utah Double-Exempt Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Utah Double-Exempt Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, at least 80% of each Fund’s net assets will be invested in Utah Double-Exempt Obligations the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  Under normal circumstances, at least 50% of each Fund’s assets will consist of obligations of Utah-based issuers.  These obligations can be of any maturity, but your Fund's average portfolio maturity has traditionally been between 10 and 20 years.

At the time of purchase, each Fund’s Utah Double-Exempt Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by your Fund’s Manager.

Each Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions.

The Manager selects obligations for each Fund’s portfolio to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Each Fund invests primarily in Utah Double-Exempt Obligations, which are a type of municipal obligation.  Under normal circumstances, at least 80% of each Fund’s net assets will be invested in Utah Double-Exempt Obligations the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Under normal circumstances, at least 50% of each Fund’s assets will consist of obligations of Utah-based issuers.

Utah Double-Exempt Obligations are obligations of the State of Utah and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, American Samoa, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Utah state individual income tax.  Utah Double-Exempt Obligations also include obligations, of any maturity, issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, from Utah individual (but not corporate) income taxes.  These states currently are Alaska, Florida, Indiana (for bonds issued before January 1, 2012), Nevada, North Dakota, South Dakota, Texas, Wyoming, Washington, D.C. (for bonds issued before January 1, 2012) and Washington State.  Under normal circumstances, each Fund may invest up to 50% of its net assets at the time of purchase in obligations of non-Utah-based issuers.  Administrative determinations may be subject to change at any time and there can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of states other than Utah.

Principal Risks. Because each Fund has identical investment objectives and principal investment strategies, they are subject to the same principal risks:

Market and Interest Rate Risk. The market prices of each Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term securities.

Credit Risk. If an issuer or obligor of a security held by a Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will typically decline.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Utah and Other Municipal Obligations. Each Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Tax Risk. The income on a Fund’s Utah Double-Exempt Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Unrated Security Risk. When a Fund purchases unrated securities, it will depend on the Manager’s analysis of credit risk without the assessment of a nationally recognized statistical rating organization. Unrated securities may be less liquid than rated securities determined to be of comparable quality.

Liquidity Risk. Some securities held by a Fund, including securities issued in private placement transactions, may be difficult to sell, or illiquid, particularly during times of market turmoil. Such illiquid securities may also be difficult to value. If a Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right, and a Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. A Fund may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Each Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more a Fund invests in the securities of specific issuers or issues of a similar project type, the more that Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, each Fund may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in each Fund.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example below, affect your Fund’s performance. During the most recent fiscal year, the Current Fund’s portfolio turnover rate was 17% of the average value of its portfolio. The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no portfolio turnover history.

Investment Manager and Portfolio Managers.  The Current Fund and the Successor Fund have the same Manager and the same portfolio managers, Mr. Todd Curtis and Mr. James Thompson.

Mr. Curtis has been the portfolio manager or co-portfolio manager of the Current Fund since 2009. He is also the co-portfolio manager of Churchill Tax-Free Fund of Kentucky and was that fund’s backup portfolio manager from 2004 to 2009. He has been the portfolio manager of Tax-Free Trust of Arizona since its inception in 1986.  Mr. Curtis is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst. Mr. Thompson has been co-portfolio manager of the Current Fund since 2009. He is also back-up portfolio manager for Tax-Free Trust of Arizona and Churchill Tax-Free Fund of Kentucky. Mr. Thompson has twenty-five years of experience in the municipal finance industry. Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services in Salt Lake City, Utah.

With respect to each Fund, the Manager is entitled to receive a management fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets.  After waivers and/or reimbursements, the current Fund paid management fees to the Manager equal to 0.45% of the Current Fund’s average annual net assets during the fiscal year ended June 30, 2012. The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no fee history.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement for the Current Fund is available in the Current Fund’s semi-annual report to shareholders for the period ended December 31, 2012.

Your Funds’ Fees and Expenses.  Shareholders of the Current Fund and the Successor Fund pay various fees and expenses, either directly or indirectly.  The tables below show the fees and expenses that you would pay if you were to buy and hold shares of the Current Fund or the Successor Fund.  The expenses in the tables appearing below for the Current Fund are based on the expenses of the Current Fund for the twelve-month period ended December 31, 2012.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization and, as such, has no performance history. Therefore, the Fees and Expenses for the Successor Fund have been estimated using the Successor Fund’s proposed fees and estimated expenses assuming the Reorganization occurred on December 31, 2012.  The tables also show pro forma expenses after giving effect to the Reorganization based on pro forma net assets as of December 31, 2012.

	Current Tax-Free Fund For Utah	Successor Aquila Tax-Free Fund For Utah	Aquila Tax-Free Fund For Utah (Pro Forma)	Current Tax-Free Fund For Utah	Successor Aquila Tax-Free Fund For Utah	Aquila Tax-Free Fund For Utah (Pro Forma)
	Class A Shares	Class A Shares	Class A Shares	Class C Shares	Class C Shares	Class C Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	4.00%	4.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	None(1)	None(1)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.20%	0.20%	0.20%	0.75%	0.75%	0.75%
Other Expenses	0.18%	0.20%	0.20%	0.43%	0.46%	0.46%
Total Annual Fund Operating Expenses(2)	0.88%	0.90%	0.90%	1.68%	1.71%	1.71%
Total Fee Waivers and/or Reimbursement(2)	0.05%	0.07%	0.07%	0.05%	0.08%	0.08%
Total Annual Fund Operating Expenses After Waivers and Reimbursements(2)	0.83%	0.83%	0.83%	1.63%	1.63%	1.63%

	Current Tax-Free Fund For Utah	Successor Aquila Tax-Free Fund For Utah	Tax-Free Fund For Utah (Pro Forma)
	Class Y Shares	Class Y Shares	Class Y Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or purchase price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.18%	0.21%	0.21%
Total Annual Fund Operating Expenses(2)	0.68%	0.71%	0.71%
Total Fee Waivers and/or Reimbursement(2)	0.05%	0.08%	0.08%
Total Annual Fund Operating Expenses After Waivers and Reimbursements(2)	0.63%	0.63%	0.63%

(1)	Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.
(2)
The Manager has contractually undertaken to waive fees and/or reimburse each Fund’s expenses so that total Fund expenses will not exceed 0.83% for Class A Shares, 1.63% for Class C Shares, 0.97% for Class I Shares and 0.63% for Class Y Shares.  These expense limitations are in effect until September 30, 2014.  Prior to September 30, 2014, the Manager may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example.  This Example is intended to help you compare the cost of investing in each Fund.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same (except that the Example incorporates the applicable expense limitation arrangement for only the first year).  Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Pro forma expenses are included assuming a Reorganization of your Fund.  The examples are for comparison purposes only and are not a representation of either Fund’s actual expenses or returns, either past or future.

Number of years you own your shares	Current Tax-Free Fund For Utah	Successor Aquila Tax-Free Fund For Utah	Aquila Tax-Free Fund For Utah (Pro Forma)
Class A
Year 1	$481	$481	$481
Year 3	$665	$669	$669
Year 5	$863	$872	$872
Year 10	$1,437	$1,457	$1,457
Class C – Assuming complete redemption at end of period
Year 1	$266	$266	$266
Year 3	$525	$531	$531
Year 5	$908	$921	$921
Year 10	$1,574	$1,600	$1,600
Class C – Assuming no redemption
Year 1	$166	$166	$166
Year 3	$525	$531	$531
Year 5	$908	$921	$921
Year 10	$1,574	$1,600	$1,600
Class Y
Year 1	$64	$64	$64
Year 3	$213	$219	$219
Year 5	$374	$387	$387
Year 10	$842	$875	$875

Past Performance.  The Successor Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization, and therefore, has no performance history. As accounting successor to the Current Fund, the Successor Fund will assume the Current Fund’s historical performance after the consummation of the Reorganization.

The bar chart and table below provide an indication of the risks of investing in the Current Fund by showing changes in the Current Fund’s performance from year to year and by showing how the Current Fund’s average annual returns for the designated periods compare with those of a broad measure of market performance. The Current Fund’s past performance (before and after taxes) is not necessarily an indication of how the Current Fund or the Successor Fund will perform in the future.

Updated performance data for the Current Fund is available on the Aquila Group of Funds’ website at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2003 – 2012

[Insert Bar Chart]

During the period shown in the bar chart, the highest return for a quarter was 6.43% (quarter ended September 30, 2009) and the lowest return for a quarter was –4.91% (quarter ended September 30, 2008).

	Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	2.84%	4.49%	4.33%
Class C	5.25%	4.51%	3.92%
Class Y	7.32%	5.57%	4.95%
Class Y Returns After Taxes:
On Distributions	7.31%	5.53%	4.89%
On Distributions and Redemption	6.08%	5.37%	4.82%
Barclays Capital Quality Intermediate Municipal Bond Index (This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.)	3.84%	5.47%	4.53%

These returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

Amended and Restated Declaration of Trust. One anticipated benefit of the Reorganization is that it is expected that the Successor Fund will operate under an Amended and Restated Declaration of Trust.  The Amended and Restated Declaration of Trust will not change your Fund’s investment objective or principal investment strategies.  A comparison of some of the material differences between the Amended and Restated Declaration of Trust and your Fund’s current declaration of trust appears in this Proxy Statement/Prospectus beginning on page [  ].

Board of Trustees. Another anticipated benefit of the Reorganization is the reduction in the number of separate Boards overseeing funds in the Aquila Group of Funds.  It is proposed that the Board of Trustees of five municipal bond funds in the Aquila Group of Funds, including the Successor Fund, be combined into a single Board that will oversee the operations of such Funds.  Information regarding the combined Board that it is anticipated will oversee the operations of your Successor Fund, effective at the time of the closing of your Fund’s Reorganization, appears in this Proxy Statement/Prospectus beginning on page [  ].

Fundamental Investment Policies.  All mutual funds are required by law to have “fundamental” policies.  Except for your Fund’s investment objective and 80% investment policy, which will not change between the Current Fund and the Successor Fund, there are differences between the fundamental investment policies of your Fund and the fundamental investment policies of the Successor Fund.  The Current Fund has fundamental policies that are not required by law or are more restrictive than the law requires.  The fundamental policies of the Successor Fund are intended to simplify compliance monitoring and provide additional flexibility for your Fund.  However, the manner in which the Successor Fund’s investment operations are conducted is not expected to be materially affected by any differences between the Current Fund’s fundamental investment policies and the Successor Fund’s fundamental investment policies.  As noted above, there will be no changes to the investment objective or principal investment strategies of your Fund.  A comparison of the fundamental investment policies of the Current Fund and the Successor Fund follows.  A more complete discussion regarding differences between the fundamental investment policies of the Current Fund and the fundamental investment policies of the Successor Fund appears in this Proxy Statement/Prospectus beginning on page [  ].

Fundamental Policy	Tax-Free Fund For Utah	Aquila Tax-Free Fund For Utah
Investment Objective	The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.	The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital. (No change)
Investments in Utah Double-Exempt Obligations and Investments Subject to the Federal alternative minimum tax
As a fundamental policy, at least 80% of the Fund’s net assets will be invested in Utah Double-Exempt Obligations the income paid upon which will not be subject to the alternative minimum tax on individuals; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax on individuals.

As a fundamental policy, at least 80% of the Fund’s net assets will be invested in Utah Double-Exempt Obligations the income paid upon which will not be subject to the alternative minimum tax on individuals; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax on individuals. (No change)

Permitted Fund Investments
The Fund invests only in certain limited securities.  The Fund cannot buy any securities other than Utah Double-Exempt Obligations (discussed under “Investment of the Fund’s Assets” in the Prospectus and in “Investment Strategies and Risks” in the Statement of Additional Information).
The Successor Fund does not have a fundamental investment policy regarding permitted fund investments. (See discussion regarding changes to fundamental investment policies.)
Investments in Voting Securities, Other Investment Companies and Certain Other Instruments	The Fund cannot buy any voting securities, any shares of other investment companies or any warrants, puts, calls or combinations thereof.
The Successor Fund does not have a fundamental investment policy regarding investments in voting securities, other investment companies and other instruments. (See discussion regarding changes to fundamental investment policies.)

Concentration of Fund Investments
The Fund has industry investment requirements.  The Fund cannot buy obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers in that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time. (See discussion regarding changes to fundamental investment policies.)

Lending of Fund Assets	The Fund cannot make loans. The Fund cannot lend its portfolio securities.
The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Borrowing of Money
The Fund can borrow only in limited amounts for special purposes.  The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets.  It can mortgage or pledge its assets only in connection with such borrowings and only up to the lesser of the amounts borrowed or 5% of the value of total assets.  The Fund will not purchase any Utah Double-Exempt Obligations while it has outstanding borrowings which exceed 5% of the value of its total assets.

The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Issuance of Senior Securities	Except in connection with borrowings, the Fund will not issue senior securities.
The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Investments in Commodities	The Fund cannot buy any commodities or commodity contracts [or] any mineral related programs or leases.
The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Investments in Real Estate
The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

Restrictions on Control Investments	The Fund does not buy for control. The Fund cannot invest for the purpose of exercising control or management of other companies.	The Successor Fund does not have a fundamental investment policy regarding control investments. (See discussion regarding changes to fundamental investment policies.)
Restrictions on Short Sales and Use of Margin	The Fund does not sell securities it does not own or borrow from brokers to buy securities. Thus, it cannot sell short or buy on margin.	The Successor Fund does not have a fundamental investment policy regarding short sales and use of margin. (See discussion regarding changes to fundamental investment policies.)
Underwriting	The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities.
The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. (See discussion regarding changes to fundamental investment policies.)

REASONS FOR THE PROPOSED REORGANIZATIONS

The Trustees of your Fund believe that the proposed Reorganization of your Fund is in the best interests of your Fund and its shareholders. The Trustees considered the following matters, among others, in approving the Reorganization of your Fund:

First, your Fund’s Board of Trustees considered that certain efficiencies in the administration of your Fund may be achieved by reducing the number of separate legal entities in the Aquila Group of Funds, reducing the number of separate Boards overseeing the Funds in the complex, and updating your Fund’s Declaration of Trust and fundamental investment policies.

Second, your Fund’s Board of Trustees considered that your Fund and the Successor Fund have the same investment objective and principal investment strategies; accordingly, the investment objective and principal investment strategies of your Fund will not change as a result of the Reorganization.

Third, your Fund’s Board of Trustees considered that your Fund and the Successor Fund have the same Manager, sub-adviser (if applicable) and portfolio managers; accordingly, the parties managing your investment will not change as a result of the Reorganization.

Fourth, your Fund’s Board of Trustees considered that your Fund’s total annual operating expenses are anticipated to increase in the first year following the Reorganization as a result of expenses attributable to the Reorganization, but that the Reorganization is intended to help achieve certain efficiencies in the oversight and administration of your Fund that may result in long-term economies to your Fund, and, therefore, the Reorganization is a potential long-term shareholder benefit.

Fifth, your Fund’s Board of Trustees considered that no sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

Sixth, your Fund’s Board of Trustees considered that there will be no dilutive effect on interests of current shareholders of your Fund as a result of the Reorganization.

Seventh, your Fund’s Board of Trustees considered that it is not necessary to dispose of portfolio securities in order to effect the Reorganization of your Fund, and it is not anticipated that there will be any disposition of portfolio securities as a direct result of the Reorganization.

Eighth, your Fund’s Board of Trustees considered that the transaction is expected to be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and therefore, you are not expected to recognize any taxable gain or loss on the exchange of your Fund shares for shares of the Successor Fund.

BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Trustees of each Current Fund, including the Independent Trustees, approved the applicable Reorganization.  In particular, with respect to each Reorganization, the applicable Board determined that the Reorganization is in the best interest of the Current Fund and that the interests of the Current Fund’s shareholders would not be diluted as a result of the Reorganization.  Similarly, the Board of Trustees of each Successor Fund, including the Independent Trustees, approved each Reorganization and determined that the Reorganization is in the best interests of the Successor Fund.

The Trustees recommend that you vote FOR the Reorganization of your Fund.

OTHER IMPORTANT INFORMATION
CONCERNING THE REORGANIZATIONS

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward net capital losses that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) for a period of up to eight taxable years. Net capital losses that arise in tax years beginning after December 22, 2010 (“Post-2010 Losses”) may generally be carried forward without limit, and such carryforwards must be fully utilized before the regulated investment company is permitted to utilize carryforwards of Pre-2011 Losses.  The Current Funds have net capital loss carryforwards from their prior taxable years, as follows:

Fund	Capital Loss Carryforward
Tax-Free Fund of Colorado	$497,749
Churchill Tax-Free Fund of Kentucky	$1,221,211
Aquila Narragansett Tax-Free Income Fund	$79,557
Tax-Free Fund For Utah	$71,455

The Funds’ Pre-2011 Losses and their expiration dates are as follows:

Fund	2016	2017	2018
Tax-Free Fund of Colorado	--	$55,212	--
Churchill Tax-Free Fund of Kentucky	$112,779	$175,082	--
Aquila Narragansett Tax-Free Income Fund	$79,557	--	--
Tax-Free Fund For Utah	--	--	$71,455

The Funds’ Post-2010 Losses are as follows:

Fund	Capital Loss Carryforward
Tax-Free Fund of Colorado	$442,537
Churchill Tax-Free Fund of Kentucky	$933,350
Aquila Narragansett Tax-Free Income Fund	--
Tax-Free Fund For Utah	--

The Reorganizations are not expected to affect any Successor Fund’s ability to use capital loss carryforwards.  The ability of a Successor Fund to use capital losses to offset gains (even in the absence of a Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

CAPITALIZATION

The following tables set forth the capitalization of each Current Fund as of April 9, 2013. Each Successor Fund is a newly formed fund that will commence operations upon consummation of the applicable Reorganization. Therefore, none of the Successor Funds had any assets or shares outstanding as of April 9, 2013.  The table also sets forth the pro forma combined capitalization of each Successor Fund as if the applicable Reorganization had occurred on April 9, 2013.  If the Reorganizations are consummated, the net assets, net asset values per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Funds between April 9, 2013 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

Tax-Free Fund of Colorado and Aquila Tax-Free Fund of Colorado

	Tax-Free Fund of Colorado (April 9, 2013)	Aquila Tax-Free Fund of Colorado (April 9, 2013)	Pro Forma Adjustments(1) (April 9, 2013)	Pro Forma Aquila Tax-Free Fund of Colorado (April 9, 2013 pro forma)

Net Assets
Class A	$234,606,452	-	$(48,979)	$234,557,473
Class C	$37,419,748	-	$(7,812)	$37,411,936
Class Y	$56,603,922	-	$(11,817)	$56,592,105
Total Net Assets of the Fund	$328,630,122	N/A	$(68,608)	$328,561,514
Net Asset Value Per Share
Class A	$10.89	-	$(0.01)	$10.88
Class C	$10.86	-	-	$10.86
Class Y	$10.91	-	-	$10.91

Shares Outstanding
Class A	21,550,921	-	-	21,550,921
Class C	3,444,102	-	-	3,444,102
Class Y	5,187,810	-	-	5,187,810

(1)	The pro forma data reflects adjustments to account for the expenses of the Reorganization borne by Tax-Free Fund of Colorado, which are estimated to be $68,608.

Churchill Tax-Free Fund of Kentucky and Aquila Churchill Tax-Free Fund of Kentucky

	Churchill Tax-Free Fund of Kentucky (April 9, 2013)	Aquila Churchill Tax-Free Fund of Kentucky (April 9, 2013)	Pro Forma Adjustments(1) (April 9, 2013)	Pro Forma Aquila Churchill Tax-Free Fund of Kentucky (April 9, 2013 pro forma)

Net Assets
Class A	$216,015,393	-	$(36,215)	$215,979,178
Class C	$12,338,353	-	$(2,068)	$12,336,285
Class I	$7,538,045	-	$(1,265)	$7,536,780
Class Y	$34,800,546	-	$(5,834)	$34,794,712
Total Net Assets of the Fund	$270,692,337	N/A	$(45,382)	$270,646,955
Net Asset Value Per Share
Class A	$11.03	-	-	$11.03
Class C	$11.02	-	-	$11.02
Class I	$11.02	-	-	$11.02
Class Y	$11.03	-	-	$11.03

Shares Outstanding
Class A	19,588,371	-	-	19,588,371
Class C	1,119,458	-	-	1,119,458
Class I	683,839	-	-	683,839
Class Y	3,153,854	-	-	3,153,854

(1)	The pro forma data reflects adjustments to account for the expenses of the Reorganization borne by Churchill Tax-Free Fund of Kentucky, which are estimated to be $45,382.

Current Aquila Narragansett Tax-Free Income Fund and Aquila Narragansett Tax-Free Income Fund

	Current Aquila Narragansett Tax-Free Income Fund (April 9, 2013)	Aquila Narragansett Tax-Free Income Fund (April 9, 2013)	Pro Forma Adjustments(1) (April 9, 2013)	Pro Forma Aquila Narragansett Tax-Free Income Fund (April 9, 2013)

Net Assets
Class A	$143,699,818	-	$(22,532)	$143,677,286
Class C	$21,997,215	-	$(3,449)	$21,993,766
Class I	$267,963	-	$(42)	$267,921
Class Y	$92,899,745	-	$(14,566)	$92,885,179
Total Net Assets of the Fund	$258,864,741	N/A	$(40,589)	$258,824,152
Net Asset Value Per Share
Class A	$10.85	-	-	$10.85
Class C	$10.85	-	$(0.01)	$10.84
Class I	$10.84	-	-	$10.84
Class Y	$10.85	-	-	$10.85

Shares Outstanding
Class A	13,247,685	-	-	13,247,685
Class C	2,028,138	-	-	2,028,138
Class I	24,715	-	-	24,715
Class Y	8,563,251	-	-	8,563,251

(1)	The pro forma data reflects adjustments to account for the expenses of the Reorganization borne by Aquila Narragansett Tax-Free Income Fund, which are estimated to be $40,589.

Tax-Free Fund For Utah and Aquila Tax-Free Fund For Utah

	Tax-Free Fund For Utah (April 9, 2013)	Aquila Tax-Free Fund For Utah (April 9, 2013)	Pro Forma Adjustments(1) (April 9, 2013)	Pro Forma Aquila Tax-Free Fund For Utah (April 9, 2013 pro forma)

Net Assets
Class A	$258,003,530	-	-	$258,003,530
Class C	$105,864,654	-	-	$105,864,654
Class Y	$87,956,796	-	-	$87,956,796
Total Net Assets of the Fund	$451,824,980	N/A	-	$451,824,980
Net Asset Value Per Share			-
Class A	$10.43	-	-	$10.43
Class C	$10.42	-	-	$10.42
Class Y	$10.46	-	-	$10.46

Shares Outstanding
Class A	24,743,752	-	-	24,743,572
Class C	10,157,011	-	-	10,157,011
Class Y	8,409,028	-	-	8,409,028

(1)
Expenses of the Reorganization are estimated in the aggregate to be $116,291.   Because of expense limitation arrangements, Tax-Free Fund For Utah’s expenses will not increase as a result of the payment of any Reorganization costs.

TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

•	Each Reorganization is scheduled to occur as of the close of business on July 26, 2013 but may occur on such earlier or later date as the parties may agree to in writing.

•
Your Fund will transfer all of its assets to the corresponding Successor Fund.  That fund will assume all of your Fund’s liabilities.  The net asset value of both Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

•
The Successor Fund will issue Class A, Class C, Class I (if applicable) and Class Y shares to your Fund in amounts equal to the aggregate net asset value of your Fund’s Class A, Class C, Class I (if applicable) and Class Y shares, respectively.  These shares will immediately be distributed to you in proportion to the relative net asset value of your holdings of shares of your Fund on the Closing Date.  As a result, your Fund’s Class A shareholders will become Class A shareholders of the corresponding Successor Fund, and your Fund’s Class C, Class I (if applicable) and Class Y shareholders will become Class C, Class I (if applicable) and Class Y shareholders, respectively, of the corresponding Successor Fund.  The net asset value attributable to a class of shares of each Fund will be determined using the Aquila Group of Funds’ valuation policies and procedures, which, for each Fund, are identical.

•	After the shares are issued, your Current Fund will be dissolved.

•
No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of any Reorganization. After your Fund’s Reorganization, any contingent deferred sales charge that applied to Class A (if applicable) or Class C shares of your Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization.  In calculating any applicable contingent deferred sales charge, the period during which you held your shares will be included in the holding period of the shares of the Successor Fund you receive as a result of your Fund’s Reorganization.

•
The Reorganization of your Fund generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by shareholders exchanging shares in the Reorganization.  The Reorganization will not take place unless both Funds involved in the Reorganization receive a tax opinion from Bingham McCutchen LLP, counsel to the Funds, as described below under the heading “Tax Status of the Reorganization”.

Agreement and Plan of Reorganization

The shareholders of each Current Fund are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as Exhibit A (the “Plan”). The description of the Plan contained herein includes the material provisions of the Plan, but this description is qualified in its entirety by the attached copy.

Determination of Net Asset Value. If a Reorganization is approved, the applicable Successor Fund will issue to the corresponding Current Fund the number of Successor Fund shares, including fractional shares, of each class with an aggregate net asset value equal to the net asset value of the Current Fund attributable to the corresponding class of Current Fund’s shares. The number of Successor Fund shares to be issued (including fractional shares, if any) in exchange for the Current Fund’s assets shall be determined, with respect to each class, by dividing the Current Fund’s net asset value with respect to that class by the net asset value per share of the corresponding class of the Successor Fund. The number of full and fractional shares of a Successor Fund to be received by each corresponding

Current Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Current Fund held by such shareholder on the Closing Date.

Cancellation of Share Certificates.  If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of your Fund’s shares and will evidence ownership of shares of the applicable Successor Fund.  The Successor Fund will not issue share certificates in the Reorganization.

Conditions to Closing each Reorganization. The obligation of each Fund to consummate its Reorganization is subject to the satisfaction of certain conditions, including the Fund’s performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from the subject Current Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6, 7 and 8 of the Plan). The consummation of each Reorganization is not contingent upon the consummation of any other Reorganization.  The obligations of a Successor Fund and the corresponding Current Fund are subject to the approval of the Plan by the necessary vote of the outstanding shares of the Current Fund with respect to the Reorganization of that Fund, in accordance with the provisions of the Current Fund’s Declaration of Trust and By-Laws. The Funds’ obligations are also subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the United States federal income tax consequences of the Reorganization (see Section 8.5 of the Plan).

Termination of the Plan. Your Fund’s Board or the Board of Trustees of the corresponding Successor Fund may terminate the Plan (even if the shareholders of your Fund have already approved it) at any time before the Closing Date, if such Board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of the Fund’s shareholders.

Expenses of the Reorganization.  Each Current Fund will be responsible for its allocated share of the costs of printing the Proxy Statement/Prospectus, the proxy solicitation, mailing and attestation costs attributable to its respective Reorganization.  Each Current Fund and Successor Fund will bear its allocated share of the costs of preparing the proxy statement and other costs attributable to its respective Reorganization (excluding proxy solicitation, mailing and attestation costs).

TAX STATUS OF THE REORGANIZATIONS

Each Reorganization is conditioned upon the receipt by each participating fund of an opinion from Bingham McCutchen LLP, counsel to each of the participating funds in the Aquila Group of Funds, substantially to the effect that, for federal income tax purposes:

•
The transfer to the applicable Successor Fund of all of your Fund’s assets in exchange solely for the issuance of the Successor Fund’s shares to your Fund and the assumption of all of your Fund’s liabilities by the Successor Fund, followed by the distribution of the Successor Fund’s shares to your Fund’s shareholders in complete liquidation of your Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the funds involved will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•
No gain or loss will be recognized by your Fund upon (1) the transfer of all of its assets to the Successor Fund as described above or (2) the distribution by your Fund of the Successor Fund’s shares to your Fund’s shareholders in complete liquidation of your Fund, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset of your Fund regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•
The tax basis of each asset of your Fund in the hands of the Successor Fund will be the same as the tax basis of that asset in the hands of your Fund immediately before the transfer of the asset, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by your Fund on the transfer;

•
The holding period of each asset of your Fund in the hands of the Successor Fund, other than assets with respect to which gain or loss is required to be recognized, will include the period during which that asset was held by your Fund (except where investment activities of the Successor Fund will have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the Successor Fund upon its receipt of your Fund’s assets solely in exchange for shares of the Successor Fund and the assumption of your Fund’s liabilities;

•	You will not recognize gain or loss upon the exchange of your shares for shares of the Successor Fund as part of the Reorganization;

•	The aggregate tax basis of shares received by you in the Reorganization will be the same as the aggregate tax basis of the shares of your Fund you surrender in the exchange; and

•
The holding period of shares you receive in the Reorganization will include the period during which you held the shares of your Fund that you surrender in the exchange, provided that you hold the shares of your Fund as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of your Fund and Aquila Municipal Trust, on behalf of the applicable Successor Fund. The condition that each Fund receive such an opinion may not be waived by either Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with each Reorganization.  An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction.  You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

VOTING RIGHTS AND REQUIRED VOTE

Each shareholder on the record date is entitled to vote with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

A quorum is required to conduct business at the Meeting.  With respect to each Current Fund, one-third of the outstanding shares of the Current Fund entitled to cast votes at the Meeting present in person or represented by proxy, counted together as a single class, constitutes a quorum for the transaction of business with respect to such Current Fund at the Meeting.  However, with respect to each Current Fund, the proposal must be approved by the affirmative votes of holders of more than 50% of the outstanding shares of your Fund entitled to vote, present in person or represented by proxy.

The table below shows how shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted toward a quorum.	Shares “present” in person will be voted in person at the Meeting. Shares present by proxy will be voted in accordance with instructions.
Broker Non-Vote (where the underlying holder had not voted and the broker does not have discretionary authority to vote the shares)	Considered “present” at the Meeting for purposes of quorum.	Broker non-votes do not count as a vote “for” the proposal and effectively result in a vote “against” the proposal.
Signed Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at the Meeting for purposes of quorum.	Voted “for” the proposal.
Signed Proxy with Vote to Abstain	Considered “present” at the Meeting for purposes of quorum.	Abstentions do not constitute a vote “for” the proposal and effectively result in a vote “against” the proposal.

If the required approval of shareholders of a Current Fund is not obtained, the Meeting may be adjourned as to that Current Fund as more fully described in this Proxy Statement/Prospectus, and the Current Fund will continue to engage in business as a separate mutual fund and the Current Fund’s Board of Trustees will consider what further action, if any, may be appropriate.

SUMMARY COMPARISON OF THE DECLARATIONS OF TRUST OF THE CURRENT FUNDS AND THE SUCCESSOR FUNDS

Each Current Fund and Aquila Municipal Trust is organized as a Massachusetts business trust. The operations of each Current Fund are governed by that Fund’s Declaration of Trust and By-Laws. The operations of Aquila Municipal Trust are governed by the Trust’s Declaration of Trust and By-Laws. The operations of each Current Fund and Aquila Municipal Trust are also governed by applicable Massachusetts law and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder. Each Current Fund and Aquila Municipal Trust currently have a form of declaration of trust that is substantially similar.

One anticipated benefit of the Reorganizations is that it is expected that your Fund will operate under an Amended and Restated Declaration of Trust for Aquila Municipal Trust (the “Amended Declaration”), which will provide administrative efficiencies and will better conform to current law.  It is anticipated that the Amended Declaration will go into effect prior to or at the time of the closing of your Fund’s Reorganization if the shareholders of Tax-Free Trust of Arizona, currently the sole operating series of Aquila Municipal Trust, approve the Amended Declaration.  If the Amended Declaration is not approved by the shareholders, the declaration of trust currently in effect for Aquila Municipal Trust will remain in effect following the closing of your Fund’s Reorganization.  As noted above, the form of declaration of trust currently in effect for Aquila Municipal Trust is substantially similar to the form of declaration of trust of your Fund (in each case, the “Current Declaration”).

The Amended Declaration will not change your Fund’s investment objective, principal investment strategies or investment management team, and your Fund will continue to furnish the same level of services to its shareholders.

Set forth below is a comparison of some of the material differences between the Amended Declaration and the Current Declaration. Shareholders are encouraged, however, to read the Amended Declaration in full, which appears in Exhibit B of this Proxy Statement/Prospectus. This summary is qualified in its entirety by reference to the Amended Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders of a mutual fund on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required to approve new investment advisory agreements in most cases, increases in advisory fees or 12b-1 fees, changes to fundamental investment policies, election of trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. All of these voting rights are provided under the Current Declaration.  Accordingly, the Current Declaration requires the Trustees to seek shareholder approval with respect to a number of actions.  Specifically, the Current Declaration provides that shareholders have the power to vote (a) for the election or removal of Trustees, (b) with respect to the amendment of the Declaration of Trust, except to change the name of your Fund, and (c) with respect to such additional matters as required by the 1940 Act or authorized by law, by the Declaration or By-Laws, or any registration statement of your Fund, or as the Trustees may consider desirable.  The Current Declaration also generally requires shareholder approval to merge or terminate the Fund or to sell all or substantially all of its assets.

The voting rights described above also are provided under the Amended Declaration.  Similar to the Current Declaration, the Amended Declaration provides that shareholders generally have the power to vote (a) for the election or removal of Trustees, (b) with respect to the termination of the Fund or a series or a class of the Fund, (c) with respect to the merger, reorganization or sale of assets of the Fund, (d) with respect to the amendment of the

Declaration of Trust, and (e) with respect to such additional matters relating to the Trust as may be required by law, in each case as set forth below.

Election of Trustees.  Consistent with the Current Declaration, the Amended Declaration provides that shareholders have the power to elect Trustees.  However, whereas the Current Declaration for each of Tax-Free Fund of Colorado and Churchill Tax-Free Fund of Kentucky contemplates the annual election of Trustees, the Amended Declaration clarifies that shareholders are not required to hold annual meetings or to elect Trustees annually (the 1940 Act and Massachusetts law does not require your Fund to hold annual meetings or to elect Trustees annually).  On the other hand, the Trustees would continue to have the discretion to submit Trustee nominations for shareholder approval at any time.

The Current Declaration gives the Trustees the discretion to select their number but requires there to be no less than [three](1) [two](2) Trustees.  The Amended Declaration provides that the Board of Trustees may establish the number of Trustees without limitation.  The Amended Declaration provides that, in the event no Trustee is left on the Board, vacancies may be filled by duly elected officers of your Fund or by any other manner permitted under the 1940 Act. The Current Declaration does not contain a similar provision for such circumstance.

Removal of Trustees.  The Current Declaration and By-Laws provide that a Trustee may be removed from office (a) with or without cause by action of the holders of the majority of shares of your Fund present in person or by proxy at any meeting of shareholders, provided that a quorum is present or (b) for cause by action of at least two-thirds (2/3) of the remaining Trustees.

The Amended Declaration provides that a Trustee may be removed from office, (a) with or without cause, by action of the holders of the majority of shares of your Fund present in person or by proxy at any meeting of shareholders, provided that a quorum is present or (b) with cause by action of at least two-thirds (2/3) of the remaining Trustees or (c) without cause by unanimous action of the remaining Trustees.

The Amended Declaration also provides that a Trustee who has attained a mandatory retirement age or term limit established by a written policy adopted by at least two-thirds (2/3) of the Trustees, shall automatically be deemed to have retired in accordance with the terms of such policy.  The Current Declaration does not contain a similar provision.  The Amended Declaration furthermore provides that any Trustee who has become incapacitated by illness or injury as determined by at least two-thirds (2/3) of the other Trustees or declared incompetent by a court of appropriate jurisdiction, may be retired by written instrument signed by at least two-thirds (2/3) of the other Trustees.

Power to Amend the Declaration of Trust.  The Current Declaration requires that any amendment to the Declaration, except to change the name of your Fund, be authorized by the vote of holders of more than 50% of the outstanding shares of your Fund entitled to vote.

Under the Amended Declaration, the majority of the Trustees may amend the Declaration without shareholder approval, provided that (a) any amendment to Article V (regarding the Trustees) requires the vote of two-thirds (2/3) of the Trustees and (b) the Trustees may not amend the Declaration to diminish or eliminate any voting rights of shareholders under the Declaration without the consent of at least a majority of shares outstanding and entitled to vote.  The Trustees would have the discretion to submit any proposed amendment to the Declaration for shareholder approval at any time.

__________________________

1  Applies to Tax-Free Fund of Colorado and Churchill Tax-Free Fund of Kentucky.
2  Applies to Aquila Narragansett Tax-Free Income Fund and Tax-Free Fund For Utah.

Power to Terminate a Fund.  The Current Declaration generally requires shareholder approval to terminate the Fund.

The Amended Declaration provides that the Fund may be terminated (a) by unanimous vote of the Trustees with notice to, but without the approval of, shareholders; or (b) if such action is recommended by the vote of a majority of the Trustees, by vote of at least a majority of shares present in person or by proxy at any meeting of shareholders, provided that a quorum is present.

Power to Merge, Consolidate or Terminate a Fund.  Consistent with the Current Declaration, the Amended Declaration also provides that the shareholders representing at least a majority of the voting power of the shares of the Fund must consent to the merger, consolidation or sale of all or substantially all of the Fund’s assets to another fund or entity.

Voting Requirements.  The Current Declaration provides only for dollar-weighted voting.  The Amended Declaration gives the Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval.

The Current Declaration provides that the presence of shares representing one-third of the net asset value of your Fund constitutes a quorum at any meeting of shareholders.  The Amended Declaration also provides the Trustees the discretion to set the quorum requirement for the transaction of business by shareholders at a meeting, and specifies that quorum shall not be less than shares of the Fund representing 30% of the voting power of the shares entitled to vote at the Meeting.

Series and Classes

The Current Declaration of Trust was not originally drafted to accommodate multiple series and classes, although it has been amended over time to permit your Fund to have multiple series and/or classes.  In contrast, the Amended Declaration has been drafted specifically to address the operations of a multiple series trust.  Among other things, the Amended Declaration clarifies the voting and other rights of series and classes. The Amended Declaration provides that shareholders of all series and classes of the Fund vote together, except where required by the 1940 Act to vote separately or when the Trustees have determined that a matter affects only one or more funds or classes of shares.  The Amended Declaration gives broad authority to the Trustees to establish additional series and classes and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time.  As noted above, unlike the Current Declaration, the Amended Declaration also authorizes the Trustees (by unanimous vote) to terminate a series or a class at any time without a vote of shareholders.  The Amended Declaration provides that shares of a series represent an interest in that series only and not in the assets of any other series or the Fund generally.

Indemnification and Liability of Trustees, Officers and Employees

The Current Declaration provides that the Trustees shall not be liable for errors of judgment or mistakes of fact or law.  The Current Declaration also provides that no Trustee or officer shall be liable to your Fund or to any shareholder or creditor thereof or to any other person for any loss incurred by it or him solely because of the existence of a contract or transaction between your Fund and your Fund’s manager, investment adviser, sub-adviser (if any), administrator, underwriter or other third party.

The Amended Declaration clarifies and expands the provisions limiting the liability of Trustees, officers and employees of the Fund.  The Amended Declaration explicitly provides that no current or former Trustee, officer or employee of the Fund shall be liable to the Fund or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  Accordingly, the Amended Declaration extends to Trustees, officers and employees of the Fund the fullest protection from liability that the law allows and, in addition, requires the Fund to indemnify them to the extent permitted by law against liability and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which the Trustee, officer or employee becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred in settlement thereof.

The Amended Declaration includes more flexible provisions with respect to the advancement of legal and other expenses to current and former Trustees.  The Current Declaration provides that expenses reasonably incurred by an indemnitee in connection with any threatened, pending or completed action, suit or proceeding shall be advanced by the Fund to the indemnittee prior to the final disposition of the proceeding upon an undertaking by or on behalf of the indemnittee to repay the advance unless it is ultimately determined that the indemnitee is entitled to indemnification, but only if one or more of the following is the case: (a) the indemnitee provides security for the undertaking, (b) the Fund is insured against losses arising out of any lawful advances, or (c) there is a determination that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification by either independent legal counsel in a written opinion or by vote of a majority of the Independent Trustees who are not parties to the proceeding.

In contrast, the Amended Declaration provides that, subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification shall be advanced by the Fund prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification.

Both the Current Declaration and the Amended Declaration provide that Trustees may rely on the advice of counsel or other experts regarding the meaning and operation of the Declaration and, except as otherwise provided by law, shall be under no liability for any act or omission in accordance with such advice or merely failing to follow such advice. The Amended Declaration also permits the Trustees to rely in good faith on the books of account of the Fund and upon any written reports made to the Trustees by any officer appointed by them, any independent registered accounting firm, and any other party with which the Fund contracts.

The Amended Declaration provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.  The Current Declaration does not contain such a provision.

Shareholder/Derivative Actions

The Amended Declaration sets forth a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions.  Under the Amended Declaration, prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees.  The Amended Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand.  If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to prove to a court that the decision of the Trustees was not a good faith exercise of their business judgment on behalf of the Fund.

The Amended Declaration further provides that shareholders owning shares representing at least 10% of the voting power of the Fund or class of shares of the Fund must join in bringing the derivative action.  If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if in the judgment of the Independent Trustees, the demand was made without reasonable cause or for an improper purpose.  If a derivative action is brought in violation of the procedures required by the Amended Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.  The Amended Declaration also requires that any direct or derivative shareholder action against or on behalf of the Fund, its trustees, officers or employees must be brought in the United States District Court for the District of Massachusetts, in Boston, Massachusetts, or if such action cannot be brought in such court, then in Massachusetts Superior Court, in Boston, Massachusetts.  In addition, shareholders have no right to jury trial for such an action.

The Current Declaration is silent about derivative actions.  The Current Declaration of each of Tax-Free Fund of Colorado and Churchill Tax-Free Fund of Kentucky do, however, provide that shareholders shall have the same rights as a Massachusetts business corporation to vote on whether a lawsuit or claim should be brought derivatively or as a class action on behalf of the Fund or the shareholders thereof.

Issuance and Redemption of Shares/Small Accounts

The Amended Declaration provides that the Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. The Current Declaration of each of Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky and Tax-Free Fund For Utah also divides the beneficial interests of the Fund into an unlimited number of shares.  The Current Declaration of Aquila Narragansett Tax-Free Income Fund divides the beneficial interest in the Fund into up to 80,000,000 shares, which, from time to time, may be divided or combined into a greater or lesser number without thereby changing the proportionate beneficial interests in the Fund.

The Amended Declaration provides that shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine.  The Current Declaration provides that shareholders shall have no pre-emptive or other right to subscribe to any additional shares or other securities issued by the Fund or the Trustees, and also provides that no shareholder shall have any right to purchase or subscribe for any security of the Fund which the Fund may issue or sell, other than such right, if any, as the Trustees, in their discretion, may determine.

The Amended Declaration provides that the Trustees may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, if the Fund is unable to verify the information received from the shareholder, or if a determination is made that direct or indirect ownership of shares has become concentrated in a shareholder to an extent that would disqualify the Fund as a regulated investment company under the Internal Revenue Code.

Additionally, the Amended Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Amended Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

The Current Declaration, in contrast, only specifically authorizes the Trustees to cause the redemption of shares held in an account if the aggregate net asset value of such shares has been reduced by a shareholder to $500 or less upon such notice to the shareholders.

Disclosure of Shareholder Holdings

The Amended Declaration specifically requires shareholders, upon demand, to disclose to the Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Fund may disclose such ownership if required by law or regulation.  The Current Declaration does not contain such a provision.

Determination of Net Asset Value

The Amended Declaration affords the Trustees the flexibility to from time to time prescribe such bases and times for determining the per share net asset value of the shares of the Fund and to prescribe or approve the procedures and methods for determining the value of portfolio assets as the Trustees may deem necessary or desirable.  The Current Declaration includes detailed provisions as to manner in which the net asset value of each share of the Fund shall be calculated.  Such provisions cannot be changed without shareholder approval, although the Current Declaration also empowers the Trustees to establish other bases or times, or both for determining the net asset value of each share of the Fund in accordance with the 1940 Act.

BOARD OF TRUSTEES

One anticipated benefit of the Reorganizations is the reduction in the number of separate Boards overseeing funds in the Aquila Group of Funds.  This is expected to help achieve certain efficiencies in the oversight and management of the Funds.  Importantly, a number of Trustees who currently oversee your Fund will continue to oversee your Fund as Trustees of Aquila Municipal Trust.  The Aquila Municipal Trust Board of Trustees is anticipated to also include individuals who currently serve as Trustees of other single state tax-free municipal bond funds, of a similar nature to your Fund, in the Aquila Group of Funds with such experience ranging from 4 to 27 years.  Your Trustees believe that the individual and collective experience of the Aquila Municipal Trust nominees for Trustees will be beneficial to your Fund.

As you are aware, your Fund’s Reorganization is contingent upon shareholder approval of the Reorganization.  The composition of the Board of your Successor Fund, effective at the time of the closing of your Fund’s Reorganization, is contingent upon election of the Trustee nominees by the shareholders of Tax-Free Trust of Arizona, currently the sole operating series of Aquila Municipal Trust.

The Board of Trustees of each of Tax-Free Fund of Colorado and Tax-Free Fund For Utah is comprised of the same Board members who oversee Aquila Municipal Trust today.  The Board of Trustees of each such Fund currently is comprised of the following members:

Diana P. Herrmann
Tucker Hart Adams
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
Grady Gammage, Jr.
Lyle W. Hillyard
John C. Lucking
Anne J. Mills

The Board of Trustees of each of Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund currently is comprised of the following members:

Diana P. Herrmann
Thomas A. Christopher
David A. Duffy
Anne J. Mills
John J. Partridge
James R. Ramsey
Laureen L. White

The Board of Trustees of Aquila Municipal Trust is anticipated to be comprised of the following members:

Diana P. Herrmann
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
David A. Duffy
Grady Gammage, Jr.
Lyle W. Hillyard
John C. Lucking

Anne J. Mills
Glenn P. O’Flaherty
John J. Partridge
James R. Ramsey
Laureen L. White

    Detailed below is information regarding the specific experience, qualifications, attributes or skills of the Trustees who are anticipated to serve on the Board of Aquila Municipal Trust.  Additional information on each of the nominees is available in the SAI.

Diana P. Herrmann:
Ms. Herrmann has over 30 years of experience in the financial services industry, 26 of which have been in mutual fund management, most recently as the Vice Chair, Chief Executive Officer, President, Director and Secretary of Aquila Management Corporation (“Aquila”), founder and sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.  Ms. Herrmann is an “interested person” of the Funds, as that term is defined in the 1940 Act, as an officer of the Funds, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Funds.

Ernest Calderón:
Mr. Calderón is knowledgeable about economic and governmental affairs as a lawyer and educator active in public affairs.  He is knowledgeable about the operation and governance of mutual funds as an Aquila Group of Funds board member for over 8 years.

Thomas A. Christopher:
Mr. Christopher is knowledgeable about the operation and governance of mutual funds as an Aquila Group of Funds board member for 20 years.  He is, furthermore, knowledgeable about financial matters as a partner of an accounting firm.

Gary C. Cornia:
Mr. Cornia is an experienced educator knowledgeable about business and finance as a business school dean.  He is knowledgeable about the operation and governance of mutual funds as an Aquila Group of Funds board member for nearly 20 years.

David A. Duffy:
Mr. Duffy is knowledgeable about the operation and governance of mutual funds as an Aquila Group of Funds board member for over 17 years.  He is, furthermore, knowledgeable about local government affairs as an executive and as a board member of various corporate and civic organizations.

Grady Gammage, Jr.:
Mr. Gammage is knowledgeable about economic and governmental affairs as a lawyer and educator active in land use, water issues and other public affairs.  He is knowledgeable about the operation and governance of mutual funds as an Aquila Group of Funds board member for over 11 years.

Lyle W. Hillyard:
Mr. Hillyard is knowledgeable about economic and governmental affairs as a lawyer and legislator.  He is knowledgeable about the operation and governance of mutual funds as an Aquila Group of Funds board member for over 9 years.

John C. Lucking:
Mr. Lucking is knowledgeable about economic and governmental affairs as a former economist for several banks and as a member of Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel.  He is knowledgeable about the operation and governance of mutual funds as an Aquila Group of Funds board member for over 18 years.

Anne J. Mills:
Ms. Mills has extensive financial and management experience as an executive of various organizations.  She is knowledgeable about the operation and governance of mutual funds as an Aquila Group of Funds board member for 27 years.  It is anticipated that Ms. Mills will become the Chair of the Board of Trustees effective at the time of the closing of the Reorganizations.

Glenn P. O’Flaherty:
Mr. O’Flaherty is knowledgeable about financial markets and the operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms and as an Aquila Group of Funds board member for 7 years.

John J. Partridge:
Mr. Partridge is knowledgeable about finance and corporate governance as a lawyer and as a board member of various organizations and about the operation and governance of mutual funds as an Aquila Group of Funds board member or adviser to the board for over 10 years.

James R. Ramsey:
Mr. Ramsey is an experienced educator and knowledgeable about economic and governmental affairs as a prior State Budget Director and Chief State Economist and current university president.  He is knowledgeable about the operation and governance of mutual funds as an Aquila Group of Funds board member for 26 years.

Laureen L. White:
Ms. White is knowledgeable about local government affairs as a chamber of commerce executive.  She is knowledgeable about the operation and governance of mutual funds as an Aquila Group of Funds board member for over 7 years.

FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

Discussion Regarding Differences between Fundamental Investment Policies of the Current Funds and Fundamental Investment Policies of the Successor Funds

Your Fund, like all mutual funds, is required by law to have policies governing certain investment practices that may be changed only by the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of your Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of your Fund represented at the meeting, if at least 50% of all outstanding shares of your Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of your Fund entitled to vote at the meeting.  These policies are referred to as “fundamental.”

Your Current Fund has fundamental policies that either are not required by law or are more restrictive than the law requires.  Accordingly, except for your Fund’s investment objective and 80% investment policy, which will not change between your Current Fund and its corresponding Successor Fund, there are differences between the fundamental investment restrictions of your Current Fund and the fundamental investment restrictions of the Successor Fund.  Following is a discussion regarding differences between the fundamental investment restrictions of the Current Funds and the fundamental investment restrictions of the Successor Funds. For a more complete discussion of each Fund’s other investment policies and fundamental and non-fundamental investment restrictions, please see the SAI.

The Successor Funds’ fundamental policies are intended to reflect regulatory changes and industry practices, thereby providing your Fund with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written and will be interpreted broadly.  For example, many of the Successor Funds’ policies allow the investment practice in question to be conducted to the extent permitted by the 1940 Act.  It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities.  It also is possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the Successor Funds’ policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time.  This will allow your Fund to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals.

As noted above, your Fund’s investment objective is not changing; each Successor Fund will have the same investment objective as its corresponding Current Fund.  Each Successor Fund will have the ability to invest not more than 20% of the Fund’s assets in securities other than its principal investments, including shares of money market funds, taxable money market instruments and short-term debt securities, taxable obligations issued by states, and other taxable obligations such as Build America Bonds, and U.S. government securities, as and when deemed appropriate and desirable.  Otherwise, each Successor Fund’s investment practices are expected to be substantially the same as those of its corresponding Current Fund.

To the extent that the Manager (and sub-adviser, if applicable) believes it would be appropriate for a Fund to engage in new investment practices in the future, after evaluating the consistency of such practices with your Fund’s investment objective, your Fund may be subject to additional risks.  Therefore, prior to seeking Board of Trustee approval of any such change, the sub-adviser (if applicable) will present its recommendation to the Manager, who will seek to: (1) ascertain that the proposed investment practice is permissible based upon your Fund’s current Prospectus and Statement of Additional Information and applicable laws; (2) evaluate whether your Fund’s service providers are operationally equipped to address the relevant accounting, reporting and tax considerations associated with the proposed investment practice; and (3) evaluate the risks and rewards  of the proposed investment practice from a product management and marketing perspective.  Once these considerations have been addressed, a presentation will be provided to the Board of Trustees.  Such presentation will include an assessment by the Manager of the investment merits of the proposed investment practice and the portfolio compliance, accounting and product management considerations associated with the proposed investment practice.  The Board of Trustees will then evaluate all relevant considerations before voting on any such proposal.  Thus, before a material change may be made in a Fund’s investment practices in response to the Successor Funds’ policies, the Board of Trustees would need to approve such change and, if it is necessary or advisable, the Fund’s Prospectus or Statement of Additional Information would be revised to disclose the change and, as applicable, any additional risks.

The Successor Funds’ fundamental policies also refer to interpretations or modifications of, or relating to, the 1940 Act from the SEC or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over your Fund.  These authorities could include courts.  From time to time, the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders.  The Successor Funds’ policies will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow your Fund the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.  When a Successor Fund policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Permitted Fund Investments (All Funds except Aquila Narragansett Tax-Free Income Fund (for which the proposed fundamental investment policy is currently in effect) )

Current Funds’ fundamental policy:
The Fund invests only in certain limited securities.  The Fund cannot buy any securities other than [Colorado/Kentucky/Utah Double-Exempt] Obligations (discussed under “Investment of the Fund’s Assets” in the Prospectus and in “Investment Strategies and Risks” in the Statement of Additional Information) [, Municipal Security Index Futures, U.S. Government Securities Futures and options on such Futures](3).

Successor Funds’ fundamental policy:
The Successor Funds do not have a fundamental investment policy regarding permitted fund investments.

Explanation for differences between Current Funds’ policy and Successor Funds’ policy:
The 1940 Act does not require that a Fund have a fundamental policy limiting its investments to those discussed in your Fund’s Prospectus and Statement of Additional Information.  Your Current Funds’ fundamental policy may be unduly restrictive, and prevent your Fund from reacting in a timely manner to changes in the financial markets.  The elimination of the Current Funds’ fundamental policy for the Successor Funds provides the Successor Funds with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law without seeking additional shareholder approval.  Except for gaining the ability to invest not more than 20% of a Successor Fund’s assets in other securities, including shares of money market funds, taxable money market instruments, short-term debt securities and other taxable obligations, the manner in which each Successor Fund’s investment operations are conducted is not expected to be materially affected by the elimination of the fundamental policy regarding permitted fund investments.

___________________________
3  Bracketed language included in the policies of Tax-Free Fund of Colorado and Churchill Tax-Free Fund of Kentucky only.

Investments in Voting Securities, Other Investment Companies and Certain Other Instruments (All Funds except Aquila Narragansett Tax-Free Income Fund)

Current Funds’ fundamental policy:
The Fund cannot buy any voting securities, any shares of other investment companies or any warrants, puts, calls or combinations thereof [other than on Futures](4)

Successor Funds’ fundamental policy:
The Successor Funds do not have a fundamental investment policy regarding investments in voting securities, other investment companies and other instruments.

Explanation for differences between Current Funds’ policy and Successor Funds’ policy:
The Board of Trustees and the Manager believe that your Current Fund’s fundamental policy is unduly restrictive.  In particular, your Current Fund’s fundamental policy prohibits your Fund from buying shares of other investment companies, including money market funds.  The 1940 Act addresses the extent to which mutual funds may invest in other funds. Until recently, the 1940 Act generally limited these investments to relatively small percentages of fund assets such that a fund’s investments in a single investment company could not exceed 3% of the purchased investment company's outstanding voting stock and 5% of the fund's total assets and a fund’s investments in all investment companies were capped at 10% of the fund’s total assets.  Recent rule changes now permit funds to invest without limit in money market funds.  The elimination of the policy for the Successor Funds permits the Successor Funds to invest in shares of money market funds and in other investment companies.  The Successor Funds intend to utilize money market funds for cash management purposes and, if necessary, for temporary defensive purposes.

Your Current Fund’s policy also prohibits your Fund from investing in voting securities, which include securities of other investment companies and also include equity securities.  As noted above, the Successor Funds will be able to invest in other investment companies, including, in particular, money market funds, for cash management purposes and, if necessary, for temporary defensive purposes.  There is no current intention to invest Fund assets in equity securities.

Your Current Fund’s fundamental policy also prohibits your Fund from purchasing warrants, puts, calls or combinations thereof.  Warrants, puts and calls, which are types of derivative instruments, give a fund the right to acquire, or to sell, another security at a specified time or times or during a specified period, and, in some cases, the holder may be entitled to acquire the security at a discount to its market value. Warrants, puts and calls may be attached to another security or may trade separately.  In some cases, warrants, puts and calls may be acquired at no or little cost, particularly if acquired with another security.  Warrants, puts and calls entitle the holder to acquire or to sell a security in the future under certain circumstances.  If the circumstances do not occur, the instrument is “out of the money” or it is otherwise uneconomic for the instrument to be exercised, the instrument expires unexercised, and any purchase price for that instrument will be forfeited.  Investments in warrants, puts and calls may be considered speculative because such instruments do not represent any rights in the assets of the issuing company, nor do they entitle the holder to dividends or voting rights.  A fund may invest in warrants, puts and calls when the underlying security to which the instrument relates is expected to increase, or to decrease, in value.  A Successor Fund would only invest in warrants, puts and calls subject to any limitations imposed by the Board of Trustees or the Manager from time to time, as well as the Fund’s other investment policies. There is no current intention to invest Fund assets in warrants, puts or calls.  Except for investing in money market funds, the manner in which each Successor Fund’s investment operations are conducted is not expected to be materially affected by the elimination of the fundamental policy regarding voting securities, other investment companies and certain other instruments.

__________________________

4 Bracketed language included in the policies of Tax-Free Fund of Colorado and Churchill Tax-Free Fund of Kentucky only.

Concentration of Fund Investments (All Funds)

Current Funds’ fundamental policy:
The Fund has industry investment requirements.  The Fund cannot buy obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers in that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

Successor Funds’ fundamental policy:
The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Explanation for differences between Current Funds’ policy and Successor Funds’ policy:
All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries.  While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration.  It is possible that interpretations of concentration could change in the future.  If the SEC’s interpretation of concentration were to change from its current position, the Current Funds would not be able to change their concentration policies to take advantage of the change in the SEC’s position without seeking shareholder approval.  The Successor Funds’ policy does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be permitted by the SEC from time to time.

The Successor Funds’ policy also will be interpreted to permit investment without limitation in the following: securities of the U.S. government and its agencies, or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any of such obligations.  (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates.)  Accordingly, issuers of the foregoing securities will not be considered to be members of any industry.  A Fund may invest more than 25% of its assets in industrial development bonds under the Successor Funds’ policy. In the case of an industrial development bond, if the bond is backed only by assets and revenues of a non-governmental user, then the non-governmental user would be deemed to be the sole issuer.

The Successor Funds’ policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries.  These interpretations and classifications may change over time and, if it is necessary or advisable, would be explained in each Fund’s Prospectus or Statement of Additional Information.  It is anticipated that each Successor Fund will continue to follow its corresponding Current Fund’s existing classification practices.

The manner in which each Successor Fund’s investment operations are conducted is not expected to be materially affected by the Successor Funds’ fundamental policy regarding concentration of fund investments.

Lending of Fund Assets (All Funds)

Current Funds’ fundamental policy:
The Fund cannot make loans.  The Fund cannot lend its portfolio securities.

Successor Funds’ fundamental policy:
The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Explanation for differences between Current Funds’ policy and Successor Funds’ policy:
All mutual funds are required to have a fundamental policy about lending money and other assets.  The 1940 Act does not prohibit a fund from making loans.  SEC staff interpretations, however, currently prohibit a mutual fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.  (The SEC frequently treats repurchase agreements as loans.)

The Current Funds’ fundamental policy on lending is more restrictive than the SEC staff interpretations described above.  The Successor Funds’ policy will permit securities lending and the use of repurchase agreements by each Successor Fund, and will allow each Successor Fund to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.  The Successor Funds’ policy will be interpreted not to prevent the Successor Funds from purchasing or investing in debt obligations and loans.  In addition, any collateral arrangements with respect to derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

The Successor Funds’ fundamental policy will permit each Successor Fund to make loans of securities or money in situations and under circumstances in which it previously could not do so.  While lending securities could be a source of income to the Funds, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially.  Loans would be made, however, only when the Manager and sub-adviser (if applicable) believe that the income justifies the attendant risks.  The Successor Funds also will be permitted by this policy to make loans of money.   A Successor Fund would engage in lending money or other assets only to the extent consistent with its investment objective.

If the shareholders of Aquila Municipal Trust approve this Fundamental Policy change, the Trustees and officers of the Funds may determine it to be appropriate to seek exemptive or other relief of the SEC in order for the Successor Funds to engage in inter-fund lending on an as-needed basis for short-term liquidity purposes.

The manner in which each Successor Fund’s investment operations are conducted is not expected to be materially affected by the Successor Funds’ fundamental policy regarding lending of fund assets.

Borrowing of Money (All Funds)

Current Funds’ fundamental policy:
The Fund can borrow only in limited amounts for special purposes.  The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets.  It can mortgage or pledge its assets only in connection with such borrowings and only up to the lesser of the amounts borrowed or 5% of the value of total assets.  The Fund will not purchase any [Colorado/Kentucky/Rhode Island/Utah Double-Exempt] Obligations [, Futures or options on Futures](5) while it has outstanding borrowings which exceed 5% of the value of its total assets.

Successor Funds’ fundamental policy:
The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Explanation for differences between Current Funds’ policy and Successor Funds’ policy:
All mutual funds are required to have a fundamental policy governing the borrowing of money.  The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage means the ratio of the value of the fund’s total assets, minus liabilities other than borrowings, to the aggregate amount of all borrowings.  Certain trading practices and investments, such as reverse repurchase agreements, options, futures, options on futures and forward contracts, may be considered to be borrowing and thus subject to the 1940 Act restrictions.  On the other hand, certain practices and investments may involve leverage, but are not considered to be borrowing.

The Current Funds’ fundamental policy limits borrowings for temporary or emergency purposes and permits such borrowing only up to 10% of total assets. In addition, the Current Funds’ fundamental policy permits each Fund to mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets.  The Successor Funds’ policy will permit the Successor Funds to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The Successor Funds policy will eliminate restrictions that borrowings be made only from banks and limit the purchase of securities when loans are outstanding.  The Successor Funds also will enable a Fund to pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s other investment policies and applicable law and interpretations.

As noted above, the Successor Funds’ policy will be interpreted to permit the Funds to engage in trading practices and investments that could be considered to be borrowings, such as reverse repurchase agreements, options, futures, options on futures and forward contracts.  In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the Successor Funds’ policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the Successor Funds’ policy.

Each Successor Fund will be permitted by this fundamental policy to borrow in situations and under circumstances in which its corresponding Current Fund could not do so.  Borrowing may cause the value of a Successor Fund’s shares to be more volatile than if the Fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of portfolio holdings.  Borrowed money thus

_______________________

5   Bracketed language included in the policies of Tax-Free Fund of Colorado and Churchill Tax-Free Fund of Kentucky only.

creates an opportunity for greater gains, but also greater losses.  There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period.  With respect to investments in reverse repurchase agreements, the Fund would bear a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

As noted above, each Successor Fund also will be able to pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s other investment policies and applicable law and interpretations.  Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations.  To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Successor Funds’ policies on senior securities discussed under “Issuance of Senior Securities” below.

Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason.  In the same no-action letter, the staff stated that it was the general practice in the banking community to require less than 300% collateralization on loans.  In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained.  This does not mean, however, that the staff’s position on this issue has changed.

Each Successor Fund currently intends to pledge its assets only to support its investment practices.  It is impossible to predict what the lending terms would be if or when the Fund decides to borrow money, and whether more than 300% collateral coverage would be required.  Assets used as collateral could not be sold by a Successor Fund unless they are replaced with other appropriate assets, and, as a result, a commitment of a large portion of the Fund’s assets as collateral could impede portfolio management or the Trust’s ability to meet redemption requests or other current obligations.  In any event, the Fund would take into account any then-applicable legal guidance, would be guided by the judgment of the Board of Trustees, the Manager and the sub-adviser (if applicable) regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought.

The manner in which each Successor Fund’s investment operations are conducted is not expected to be materially affected by the Successor Funds’ fundamental policy regarding borrowing of money.

Issuance of Senior Securities (All Funds)

Current Funds’ fundamental policy:
Except in connection with borrowings, the Fund will not issue senior securities.

Successor Funds’ fundamental policy:
The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Explanation for differences between Current Funds’ policy and Successor Funds’ policy:
All mutual funds are required to have a fundamental policy about issuing “senior securities,” which are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets.  Your Current Fund’s policy prohibits your Fund from issuing senior securities except in connection with borrowings.  The Successor Funds’ policy on borrowing is discussed under “Borrowing of Money” above.  The Successor Funds’ policy on the issuance of senior securities will permit the Successor Funds to issue senior securities to the fullest extent permitted by the 1940 Act and related interpretations or exemptive relief, as described above and as in effect from time to time.

Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities.  These include repurchase and reverse repurchase agreements, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party.  The Successor Funds policy will not affect the Funds’ ability to enter into these types of arrangements.  In addition, the Successor Funds’ policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The manner in which each Successor Fund’s investment operations are conducted is not expected to be materially affected by the Successor Funds’ fundamental policy regarding issuance of senior securities.

Investments in Commodities (All Funds)

Current Funds’ fundamental policy:
The Fund cannot buy any commodities or commodity contracts [other than Municipal Security Index Futures and U.S. Government Securities Futures or](6) any mineral related programs or leases.

Successor Funds’ fundamental policy:
The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Explanation for differences between Current Funds’ policy and Successor Funds’ policy:
All mutual funds are required to have a fundamental policy about purchasing and selling commodities.  The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities, such as precious metals, oil or grains and related futures contracts, or financial commodities and contracts related to financial commodities, such as currencies and, possibly, currency futures.  A mutual fund, however, is limited in the amount of illiquid assets it may purchase, and

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6  Bracketed language included in the policies of Tax-Free Fund of Colorado and Churchill Tax-Free Fund of Kentucky only.

certain commodities, especially physical commodities, may be considered to be illiquid.  The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors, including overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargo or political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional investments.  Certain commodities also are subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. There also may be storage charges and risks of loss associated with physical commodities.

Each Current Fund is prohibited from investing in commodities or commodity contracts.  The Successor Funds’ policy will permit the Successor Funds to purchase or sell commodities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.  For this purpose, the Successor Funds would treat any investment in a mineral related program or lease as a commodity investment.  Accordingly, a Successor Fund will not be restricted by its policy from purchasing physical or financial commodities and commodity-related instruments.  A Successor Fund would only invest in commodities or contracts related to commodities subject to any limitations imposed by the Board of Trustees or the Manager, from time to time, as well as the Successor Fund’s other investment policies.  It should be noted, however, that there is no current intention for any Successor Fund to make such investments.

If a Successor Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market.  As noted above, the value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors.

It is not believed that certain financial instruments such as interest rate or stock index futures contracts are “commodities.”  In any event, the Successor Funds’ policy will permit investment in these types of assets, derivatives and instruments to the fullest extent permitted by the 1940 Act and related interpretations.  The Successor Funds’ policy also will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

To the extent that investments in commodities are considered illiquid, the Successor Funds will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a Fund's holdings of illiquid securities to 15% of net assets.

The manner in which each Successor Fund’s investment operations are conducted is not expected to be materially affected by the Successor Funds’ fundamental policy regarding investments in commodities.

Certain Affiliated Transactions (All Funds except Tax-Free Fund For Utah (which does not currently have a fundamental investment policy regarding affiliated transactions)

Current Funds’ fundamental policies:

Aquila Narragansett Tax-Free Income Fund: The Fund cannot purchase or hold securities of any issuer if, to its knowledge, any Trustee, Director or officer of the Fund or its Manager or Sub-Adviser individually owns beneficially more than 0.5% of the securities of that issuer, and all such Trustees, Directors and officers together own in the aggregate more than 5% of such securities.

Tax Free-Fund of Colorado and Churchill Tax-Free Fund of Kentucky: The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund, [its Adviser or any sub-adviser] who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.

Successor Funds’ fundamental policy:
The Successor Funds do not have a fundamental investment policy regarding affiliated transactions.

Explanation for differences between Current Funds’ policy and Successor Funds’ policy:
The 1940 Act prohibits certain transactions between a fund and its affiliates and limits the ability of a fund to invest in securities of affiliates.  As registered investment companies, the Successor Funds are subject to these statutory requirements.  Accordingly, the Trustees and Management believe it is unnecessary for the Successor Funds to have a fundamental policy addressing transactions that are addressed in the 1940 Act.

It should also be noted that the SEC adopted regulations that permit funds to engage in affiliated transactions subject to certain conditions, and the SEC staff has issued interpretive guidance that also enables funds to enter into certain transactions with their affiliates.  Your Current Fund’s fundamental policy therefore may preclude your Fund’s ability to enter into transactions that would otherwise be permitted under applicable rules and interpretations.  Therefore, the policy has been removed in its entirety for the Successor Funds.

The manner in which each Successor Fund’s investment operations are conducted is not expected to be materially affected by the elimination of the fundamental policy regarding affiliated transactions.

Investments in Real Estate (All Funds)

Current Funds’ fundamental policy:
The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

Successor Funds’ fundamental policy:
The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Explanation for differences between Current Funds’ policy and Successor Funds’ policy:
All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate.  A mutual fund, however, is limited in the amount of illiquid assets it may purchase, and real estate generally is considered illiquid.  Investing in real estate may involve risks, including the risk that real estate generally is difficult to value and sell.  In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.

The Current Funds are not permitted to purchase or hold real estate, but each Current Fund is permitted to own securities that it can otherwise buy even though the issuer invests in real estate or has interests in real estate.  The Successor Funds currently do not intend to purchase or sell real estate.  The Successor Funds do, however, wish to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, consistent with its investment program.  Accordingly, a Successor Fund will not be restricted by its policy from purchasing or selling real estate even though no Fund’s investment program currently contemplates these investments.  Consistent with the Current Funds’ policy, the Successor Funds’ policy will be interpreted not to prevent a Successor Fund from owning securities that it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

To the extent that investments in real estate are considered illiquid, each Successor Fund would be limited in the amount of illiquid assets it could purchase.  The current SEC staff position generally limits a fund’s holdings of illiquid securities to 15% of net assets.

The manner in which each Successor Fund’s investment operations are conducted is not expected to be materially affected by the Successor Funds’ fundamental policy regarding investments in real estate.

Restrictions on Control Investments (All Funds)

Current Funds’ fundamental policy:
The Fund does not buy for control.  The Fund cannot invest for the purpose of exercising control or management of other companies.

Successor Funds’ fundamental policy:
The Successor Funds do not have a fundamental investment policy regarding control investments.

Explanation for differences between Current Funds’ policy and Successor Funds’ policy:
Investing for control of a company could subject a fund to liability beyond the amount of its investment.  The fund could be liable to shareholders of the company, regulators and others for actions taken by the fund or the company or on their behalf.  The Successor Funds do not currently intend to make control investments and would only do so if, in the judgment of the Trustees, the Manager or sub-adviser (if applicable), such investment is advisable to protect the value of a Successor Fund’s investment or where the potential for gain is believed to outweigh the associated risks.

Your Current Fund’s fundamental policy relating to the exercise of control or management of issuers is believed initially to have been adopted in response to requirements imposed under certain state securities laws or other restrictions that no longer apply to your Fund and are not required by the 1940 Act. Although this fundamental policy has been eliminated for the Successor Funds, there currently exist practical and legal impediments to investing for the purpose of obtaining control.  The Successor Funds’ fundamental policy is expected to simplify the Funds’ compliance requirements and provide the Manager and sub-adviser (if applicable) greater flexibility to invest the Funds’ assets as it deems appropriate, consistent with applicable law and the Funds’ investment objectives and investment policies.

The manner in which each Successor Fund’s investment operations are conducted is not expected to be materially affected by the elimination of the fundamental policy regarding control investments.

Restrictions on Short Sales and Use of Margin (All Funds)

Current Funds’ fundamental policy:
The Fund does not sell securities it does not own or borrow from brokers to buy securities.  Thus, it cannot sell short or buy on margin [; however, the Fund can make margin deposits in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures or options on them, and can pay premiums on these options](7)

Successor Funds’ fundamental policy:
The Successor Funds do not have a fundamental investment policy regarding short sales and use of margin.

Explanation for differences between Current Funds’ policy and Successor Funds’ policy:
A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale.  Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund.  Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs.  Under the 1940 Act, a fund is restricted from making short sales unless the sale is “against the box” and the securities sold are segregated, or the fund’s obligation to deliver the securities sold short is “covered” by segregating cash or liquid securities in an amount equal to the market value of the securities sold short.  A sale is not made “against the box” if a fund sells a security it does not own in anticipation of a decline in market price.  Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to “cover” its exposure under any short position.

Mutual funds are not required to have a fundamental policy about engaging in short sales. Your Trustees and Management believe that the Current Funds’ fundamental policy is unduly restrictive.  There could be circumstances in which the Manager and sub-adviser (if applicable) believe that a short sale would be in a Successor Fund’s best interests.  Accordingly, each Successor Fund will be able to engage in short sales subject to its other investment policies and applicable law.

The 1940 Act does not require that a fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities.  The risks associated with purchasing securities on margin are generally similar to those of borrowing money.  Borrowing may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  There are also costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period.

Your Trustees and Management believe that this fundamental policy is unnecessary and may be unduly restrictive. Each Fund’s ability to borrow is governed by its policy on borrowing discussed under “Borrowing of Money” above. To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities would be governed by the Fund’s policy on senior securities, which is discussed under “Issuance of Senior Securities” above. Your Trustees and Management believe that your Fund’s investment policies and the 1940 Act’s requirements governing the purchase of securities on margin provide adequate protection.  Accordingly, each Successor Fund will be permitted to purchase securities on margin subject to the Fund's other investment policies and applicable law.  Shareholders should note that it is the current position of the SEC staff that purchasing securities on margin by a mutual fund

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7  Bracketed language included in the policies of Tax-Free Fund of Colorado and Churchill Tax-Free Fund of Kentucky only.

constitutes the issuance of a senior security that is not permitted by the 1940 Act.  This change is designed to afford the Successor Funds the maximum flexibility permitted under law from time to time.  The Successor Funds do not currently intend to engage in short sales.

Accordingly, the manner in which each Successor Fund’s investment operations are conducted is not expected to be materially affected by the elimination of the fundamental policy regarding short sales and use of margin.

Underwriting

Current Funds’ fundamental policy:
The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities.

Successor Funds’ fundamental policy:
The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Explanation for differences between Current Funds’ policy and Successor Funds’ policy:
All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. The Successor Funds’ policy permits each Successor Fund to engage in the underwriting business and to underwrite the securities of other issuers to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and thus will give each Fund greater flexibility to respond to future investment opportunities, subject, of course, to the Fund’s investment objectives and strategies.

Provisions under the Securities Act of 1933, as amended (the “1933 Act”), deem certain persons to be “underwriters” if those persons purchase a security from an issuer and later sell it. If a fund is deemed to be an underwriter because it purchases a security and later resells it, it may be liable under the 1933 Act for material omissions or misstatements in an issuer’s registration statement or Prospectus. Although it is not believed that the application of any of these 1933 Act provisions would cause a Fund to be engaged in the business of underwriting, the Successor Funds’ policy will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund were to be considered to be an underwriter under the 1933 Act.

Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. Many funds may from time to time invest in restricted securities. If those securities are registered under the 1933 Act, they may then be eligible for sale, but participating in the sale may subject the seller to underwriter liability.

The manner in which each Successor Fund’s investment operations are conducted is not expected to be materially affected by the Successor Funds’ fundamental policy regarding underwriting.

OTHER INVESTMENT PRACTICES, SECURITIES AND RISKS OF THE FUNDS

As noted above, each Current Fund and its corresponding Successor Fund has identical investment objectives and principal investment strategies and risks.  This section provides further information on certain types of securities and investment techniques that may be used by each Fund, including their associated risks.

Additional Information About the Funds’ Investment Strategies

Municipal Obligations

Each Fund may invest in municipal obligations.  Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.  They include:

*           municipal notes and bonds,
*           tax, revenue or bond anticipation notes,
*           construction loan notes,
*           project notes, which sometimes carry a U.S. government guarantee,
*           municipal lease/purchase agreements
*           participation interest in a municipal or other security; and
*           floating and variable rate demand notes

There are two principal classifications of municipal bonds:  general obligation bonds and revenue bonds.  General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality.

The various public purposes for which municipal obligations are issued include:

*           obtaining funds for general operating expenses,
*           refunding outstanding obligations,
*           obtaining funds for loans to other public institutions and facilities, and
*	funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.  Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Although municipal obligations are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.  In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Variable and Floating Rate Securities

Each Fund may invest in variable and floating rate securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a periodic basis. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Credit Downgrades and Other Credit Events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, a Fund’s portfolio manager(s) will decide whether the security should continue to be held or sold and provide a quarterly report on the ongoing status of such holdings to the Board of Trustees for their review and consideration. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an obligor of such a security has difficulty meeting its obligations, the Fund may obtain or exchange a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a Fund may incur expenses to protect the Fund’s interest in securities experiencing these events.

Defensive Investing

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations.  Aquila Narragansett Tax-Free Income Fund and each Successor Fund also may take temporary defensive positions and invest in shares of money market funds, any type of taxable money market instrument and short-term debt securities without regard to any percentage limitations.  Although each Fund has the ability to take such defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other Fixed Income Securities

Subject to the Fund’s 80% policy, Aquila Narragansett Tax Free Income Fund and each Successor Fund are permitted, but not required, to purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Such investments may include, but are not limited to, taxable obligations issued by states, other taxable obligations such as Build America Bonds, and U.S. government securities.  Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. A Fund’s investments in such taxable obligations, together with money market funds, taxable money market instruments and short-term debt securities, may not exceed 20% of the Fund’s assets.

Additional Information About the Principal Risks of Investing in the Funds

Market and Interest Rate Risk. The market prices of fixed income and other securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by a Fund fall, the value of your investment in the Fund may decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years.  High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.  The financial crisis caused a significant decline in the value and liquidity of many securities of issuers worldwide.  Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit.  These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond, and the value and liquidity of a Fund’s investments may be negatively affected. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Additionally, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates.  Moreover, securities can change in value in response to other factors, such as credit risk.  In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a Fund, and the Fund’s yield, may decline; however the value of fixed income securities may generally rise.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security.  However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect.  The market prices of these securities may fluctuate significantly when interest rates change. In turn, the income or return generated by a Fund may decline due to a decrease in market interest rates.

Credit Risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by a Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. If a Fund enters into financial contracts (such as when-issued and delayed delivery transactions), the Fund will be subject to the credit risk presented by the counterparty.  In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, a Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

If the claims-paying ability or other rating of an insurance company that insures obligations owned by a Fund is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or to the insurer.  A Fund also is subject to the risk that an insurer may be unable to pay claims filed pursuant to the coverage.  A Fund may hold several investments covered by one insurer, which would increase the Fund’s exposure to the claims-paying ability of that insurer.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Colorado and Other Municipal Obligations (Tax-Free Fund of Colorado and Aquila Tax-Free Fund of Colorado only).  The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers.

The Colorado economy continues to recover from financial difficulties stemming from the recession that began in December 2007.  Employment growth is helping to lower the unemployment rate and support growth in retail sales. Price appreciation in the Colorado housing market is among the strongest in the nation, which has caused the housing market to go from being a drag on the Colorado economy to helping boost it. Federal housing policies aimed at a national housing market still struggling from the recent recession are helping Colorado homeowners build equity in their homes. The agricultural sector suffered through a drought, which reduced production but also helped lift prices. Colorado exports continue to grow despite a weak global economy.  Nevertheless, continued economic recovery in Colorado will be affected by concerns about the global economy, federal fiscal policy, tax increases and spending cuts, and business and consumer uncertainty related to these issues.

The Colorado State General Fund is the focal point in determining the State’s ability to maintain or improve its fiscal position. This fund accounts for all revenues and expenditures that are not required by law to be accounted for in other funds. Ultimately, individual income tax revenue constitutes the majority of General Fund revenue for the state and is closely linked to personal income growth. Colorado revenue receipts will therefore struggle to return to healthy growth rates until personal income and employment show sustained improvement.

Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.

The Taxpayer Bill of Rights (TABOR), passed in 1992, is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, in a given year. Any excess revenue must be refunded to taxpayers. TABOR refunds are not anticipated during the 2012-13 fiscal year.

There can be no assurance that Colorado’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic recession will not further materially adversely affect the financial condition of the state. The potential deterioration of Colorado’s fiscal situation increases the risk of investing in Colorado municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Colorado municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Colorado may be found in the SAI.

Risks Associated with Investments in Kentucky and Other Municipal Obligations (Churchill Tax-Free Fund of Kentucky and Aquila Churchill Tax-Free Fund of Kentucky only).  The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers.

The Kentucky economy continues to recover from financial difficulties stemming from the recession that began in December 2007.  Kentucky is concentrated in manufacturing, which will remain the foundation of the Commonwealth’s recovery. Kentucky is also an energy-producing state and ranks third in the nation in terms of coal production.  One significant area of concern has been the market for Kentucky coal. Coal production, utilization, and severance taxes have decreased significantly in recent quarters and have shown continued signs of weakness due to input substitution, supply side disruptions, and inventory accumulations. The dramatic expansion and availability of natural gas, coupled with pending air quality requirements have made numerous power generators re-evaluate the most economical decisions for the coming years. Power plants are shifting their structure towards more natural gas-generated electricity production. As Kentucky’s employment base is dominated by manufacturing and construction, it has typically lagged the national economy.  Kentucky’s low cost structure and affordable housing may serve as a catalyst for net migration to the state.  However, limited education levels will provide an impediment to various industry expansions or relocation to the state.  Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The Commonwealth and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.  Debt levels are moderately high in relation to the Commonwealth’s economic base.  Kentucky’s retirement systems are underfunded by about 55%. The unfunded pension liability and Other Post Employment Benefit liability together total approximately $25.5 billion. Funded levels have been steadily decreasing as a result of the Commonwealth’s failure to make the full annual required contribution (ARC) to its pensions over the past several years.

There can be no assurance that Kentucky’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic recession will not further materially adversely affect the financial condition of the Commonwealth. The potential deterioration of Kentucky’s fiscal situation increases the risk of investing in Kentucky municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Kentucky municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Kentucky may be found in the SAI.

Risks Associated with Investments in Rhode Island and Other Municipal Obligations (Current Aquila Narragansett Tax-Free Income Fund and Successor Aquila Narragansett Tax-Free Income Fund only).  The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers.

Rhode Island continues to experience financial difficulties stemming from the recession that began in December 2007.  Rhode Island’s unemployment rate is the third-highest in the nation.  The state has depleted the resources it set aside to pay unemployment benefits and is now borrowing from the Federal Trust Fund to make benefit payments to unemployed Rhode Islanders.  The impact of the high level of unemployment translated into a sharp decline in tax receipts to the State, as less personal income taxes are received from employers through withholding taxes, and taxpayers transmit lower estimated and final payments, but request larger refunds.  Uncertainty about the economic future and the contraction of the State’s housing market has caused Rhode Islanders to pull back on spending and impacted the State’s second largest income stream, the sales and use tax.  Rhode Island continues to face significant budget deficits.  Rhode Island also continues to face problems related to underfunded municipal pension plans and other post-employee benefit liabilities.  As a result of a significant budget deficit and approximately $80 million in unfunded pension liabilities, the City of Central Falls went into receivership in 2010, and the State Receiver filed for Federal Chapter 9 bankruptcy protection for the City of Central Falls on August 1, 2011.  The City filed a plan of debt adjustment with the Bankruptcy Court in September 2011.  The City’s plan of debt adjustment was approved by the Bankruptcy Court in September 2012.

The potential further deterioration of Rhode Island’s fiscal situation increases the risk of investing in Rhode Island municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Rhode Island municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Several rating agencies have downgraded Rhode Island’s issuer rating.  Further downgrades could result in a reduction in the market value of Rhode Island municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Rhode Island may be found in the SAI.

Risks Associated with Investments in Utah and Other Municipal Obligations (Tax-Free Fund For Utah and Aquila Tax-Free Fund For Utah only).  The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers.

Provisions of Utah’s Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah’s governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations.  Utah’s economy is considered to be knowledge-based, entrepreneurial, and information technology-driven and encompasses a variety of industries, including but not limited to, agriculture, construction, energy, minerals, tourism, technology, communications, healthcare, financial services, higher education, defense, transportation and government services, and may be sensitive to economic problems affecting those sectors.

Utah’s economy continues to recover from the recession that began in December 2007.  The population of Utah has been steadily increasing for over a century, and the state is expected to continue to experience population growth at a rate higher than most states.  Utah has more school-age children and fewer working adults, as a percentage of its population, than any other state; hence, to pay the state’s education costs, Utah households pay more in State and local taxes per household than the national average.  The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.  There can be no assurance that the fiscal stress facing Utah will not continue or become more difficult, or that continuing declines in state tax receipts or other impacts of the current economic recession will not further materially adversely affect the financial condition of the State. The potential deterioration of Utah’s fiscal situation increases the risk of investing in Utah municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Utah municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Utah may be found in the SAI.

Additional Risks Associated with Municipal Obligations (All Funds).  Decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, may adversely affect municipal securities since issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes.  Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of Federal programs providing financial support.  Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments.  Adverse financial and economic conditions and developments in those sectors may result in lower revenues to issuers of municipal securities and may also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult.  In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence.  Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities.  The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Tax Risk. Each Fund purchases municipal securities the interest on which, in the opinion of bond counsel or other appropriate counsel at the time the securities are issued, is exempt from regular Federal income tax and the applicable state’s income tax. There is no guarantee that this opinion is correct, and there is no assurance that the IRS or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to Federal income tax and/or state income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation or adverse interpretations by regulatory authorities could also adversely affect the tax status of municipal securities held by a Fund.

Unrated Securities Risk (Tax-Free Fund For Utah and Aquila Tax-Free Fund For Utah only). When the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the Manager internally assigns ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. The Manager’s rating does not constitute a guarantee of credit quality. In addition, unrated securities may be less liquid than rated securities determined to be of comparable quality.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of a Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Tax-Free Fund For Utah may invest a significant portion of its assets in securities issued in private placement transactions.  Certain investments in private placements, which are subject to legal or contractual restrictions on resale and/or may lack a ready market for resale, may be considered illiquid investments.  When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund could also be forced to reinvest the proceeds at then current yields, which could be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Portfolio Selection Risk. The value of your investment may decrease if a portfolio manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from a Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Risk of Increase in Expenses. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Cash Management and Defensive Investing Risk.  Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, a Fund will not earn income on the cash and the Fund’s yield will go down.  If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it may be more difficult for the Fund to achieve its investment objective.

Please note that there are other factors that could adversely affect your investment and that could prevent a Fund from achieving its investment objective.  More information about risks appears in the SAI.  Before investing, you should carefully consider the risks you will assume.

ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUNDS

 “How is each Fund managed?”

Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is each Fund’s investment adviser under an Advisory and Administration Agreement. With respect to each of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah, the Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund, provides the Fund with local advisory service; and, at the Manager’s expense, provides for pricing of the Fund’s portfolio. With respect to each Fund, the Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

The Fund’s Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of December 31, 2012, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.4 billion, of which approximately $3.0 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager.  AMC was founded in 1984 by Mr. Lacy B. Herrmann and is principally owned by Diana P. Herrmann, his daughter, members of her family and by the Estate of Lacy B. Herrmann.

With respect to Aquila Tax-Free Fund of Colorado, investment advisory duties, including portfolio management, have been delegated to Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), under a sub-advisory agreement. The sub-adviser provides the Fund with local advisory services. Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the sub-adviser’s expense, providing for pricing of the Fund’s portfolio.

Davidson Fixed Income Management, Inc. is an independent registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Tax-Free Fund of Colorado since 1992. The sub-adviser has approximately $5.0 billion in assets under management. It has a local office at 1600 Broadway, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

With respect to Aquila Narragansett Tax-Free Income Fund, investment advisory duties, including portfolio management, have been delegated to Citizens Investment Advisors, a department of RBS Citizens, N.A. (the “Sub-Adviser”), One Citizens Plaza, Providence, Rhode Island 02903, under a Sub-Advisory Agreement. The Sub-Adviser provides the Fund with local advisory services.  Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser’s expense, providing for pricing of the Fund’s portfolio.

Citizens Investment Advisors is a department of RBS Citizens, N.A., a bank subsidiary of Citizens Financial Group, Inc. (“CFG”). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland, PLC (“RBSG”). The Treasury (“HMT”) of the United Kingdom (“U.K.”) has a significant interest in RBSG.  The investment is managed on a commercial basis by an arms-length company, UK Financial Investments Limited, which is wholly owned by HMT. CFG is a $130 billion commercial bank holding company. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has more than 1,460 branches, more than 3,800 ATMs and approximately 19,200 employees. It operates its branch network in 12 states and has non-branch retail and commercial offices in more than 30 states.

Disclosure of portfolio holdings

Each Fund’s policies and procedures with respect to the disclosure of its portfolio securities are described in the SAI.

Net Asset Value per Share

The net asset value of the shares of each Fund’s classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a “business day”), by dividing the value of the Trust’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use a pricing matrix to determine valuation. Any securities or assets for which market quotations are not readily available or are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust’s Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.

Purchases

“Are there alternative purchase plans?”

The Funds provide individuals with alternative ways to purchase shares through four separate classes of shares (Classes A, C, I and Y). Although the classes of shares of a Fund have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of investments. An investor should choose the class that best suits the investor’s circumstances and needs.

“In which states can I buy shares of a Fund?”

Aquila Tax-Free Fund of Colorado

You can purchase shares of Aquila Tax-Free Fund of Colorado if you live in Colorado or in one of the other states listed below. You should not purchase shares of Aquila Tax-Free Fund of Colorado if you do not reside in one of the following states.

Also, if you are a resident of a state other than Colorado, dividends from the Fund may be subject to state income taxes in that state.  Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in: Colorado • Arizona • California • Florida • Hawaii • Indiana • Kentucky • Minnesota • Missouri • New York • Rhode Island • Utah • Virginia • Wyoming

In addition, Class A Shares are available in Maryland, New Mexico, Texas, Washington and Wisconsin.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in: • Colorado • California • Florida • Hawaii • Indiana • Kentucky • Minnesota • Missouri • New York  • Rhode Island • Utah • Virginia • Wyoming

Aquila Churchill Tax-Free Fund of Kentucky

You can purchase shares of Aquila Churchill Tax-Free Fund of Kentucky if you live in Kentucky or in one of the other states listed below. You should not purchase shares of Aquila Churchill Tax-Free Fund of Kentucky if you do not reside in one of the following states.

Also, if you do not reside in Kentucky, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in: Kentucky *Alabama * Colorado * Florida *Georgia * Hawaii * Illinois * Indiana * Missouri * New Jersey * New York * Ohio * Pennsylvania * Rhode Island * Tennessee * Utah

In addition, Class A Shares are available in Arizona and Texas.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in: *Kentucky  *Alabama * Colorado * Florida * Georgia * Hawaii * Illinois * Indiana * Missouri * New York * Ohio* Pennsylvania * Rhode Island * Utah

In addition, Class Y Shares are available in Arizona.

Aquila Narragansett Tax-Free Income Fund

You can purchase shares of Aquila Narragansett Tax-Free Income Fund if you live in Rhode Island or in one of the other states listed below. You should not purchase shares of Aquila Narragansett Tax-Free Income Fund if you do not reside in one of the states listed below.

Also, if you are a resident of a state other than Rhode Island, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in: Rhode Island, Colorado, Connecticut, Florida, Hawaii, Massachusetts, Missouri, New Jersey and New York.

Only Class A Shares are available in: Tennessee.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in: Rhode Island, Colorado, Connecticut, Florida, Hawaii, Missouri, New Jersey, New York and Utah.

Only Class Y Shares are available in: Arizona

Tax-Free Fund For Utah

You can purchase shares of Aquila Tax-Free Fund For Utah if you live in Utah or in one of the other states listed below. You should not purchase shares of Aquila Tax-Free Fund For Utah if you do not reside in one of the states listed below.

Also, if you are a resident of a state other than Utah, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in: Utah, Alaska, Arizona, California, Colorado, Florida, Hawaii, Idaho, Indiana, Kentucky, Missouri, Nevada, New Jersey, New York, North Dakota, Oregon, Rhode Island, South Dakota, Texas, Washington and Wyoming.

In addition, Class A Shares are available in: Michigan, Montana and Wisconsin.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in: Utah, Alaska, California, Colorado, Florida, Hawaii, Idaho, Indiana, Kentucky, Missouri, Nevada, New York, Oregon, Rhode Island, Texas
and Wyoming.

In addition, Class Y Shares are available in: North Dakota and Washington.

A Fund and the Distributor may reject any order for the purchase of shares.

“How much money do I need to invest?”

Class A and Class C Shares

Option I

•	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.

•	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

Option II

•	$50 or more if an Automatic Investment Program is established.

•	Subsequently, any amount you specify of $50 or more.

•	You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

Class I and Class Y Shares

Class I or Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

“How do I purchase shares?”

You may purchase Class A or Class C Shares:

•
through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

•	directly through the Distributor, by mailing payment to the Funds’ Agent, BNY Mellon.

Except as provided in the SAI, under the caption “Purchase, Redemption and Pricing of Shares,” an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a “Financial Institution”).

The price an investor will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C, I and Y Shares. (See “What price will I pay for the Trust’s shares?”) A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

Opening a Class A or Class C Share Account
• Make out a check for the investment amount payable to the Fund.

• Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

• Send your check and completed New Account Application to your dealer or to the Funds’ Agent, BNY Mellon.

Adding to a Class A or Class C Share Account
By Wire	By Check
Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) or 877-953-6932 (broker/dealers) to advise us that you would like to purchase shares of the Trust by wire transfer.  We will provide appropriate instructions at that time.

• Make out a check for the investment amount payable to the Fund.

• Fill out the pre-printed stub attached to the Fund’s confirmations or supply the name(s) of account owner(s), the account number, and the name of the Trust.

• Send your check and account information to your dealer or to the Fund’s Agent, BNY Mellon.

Unless you indicate otherwise, your investment will be made in Class A Shares.

Opening or Adding to a Class I or Class Y Share Account

An investor may open a Class I or Class Y Share account or make additional investments in Class I or Class Y Shares only through a financial intermediary.

“Can I transfer funds electronically?”

You can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”

•	Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

•	Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Funds’ Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, ask your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days’ written notice to shareholders.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with a Fund. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, each Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a New Account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Class I Shares and Class Y Shares.

Redeeming An Investment

Redeeming Class A and Class C Shares

You may redeem some or all of your Class A or Class C Shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

There is no minimum period for investment in a Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

•	Class C Shares held for less than 12 months (from the date of purchase); and

•	CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

“How can I redeem my investment in Class A or Class C Shares?”

By mail, send instructions to:	By telephone, call:	By FAX, send instructions to:
BNY Mellon Attn: Aquila Group of Funds 4400 Computer Drive Westborough, MA 01581	800-437-1000 toll-free	508-599-1838

For liquidity and convenience, the Funds offer expedited redemption.

Expedited Redemption Methods

You may request expedited redemption in two ways:

1.  By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

a) to a Financial Institution account you have previously specified; or

b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days.  You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply:

•	account name(s) and number

•	name of the caller

•	the social security number registered to the account

•	personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Funds, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller’s identity. The Agent may record calls.

2.  By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, 4400 Computer Drive, Westborough, MA  01581 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s), must indicate:

•	account name(s)

•	account number

•	amount to be redeemed

•	any payment directions.

To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Funds’ records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Funds’ Agent, which includes:

•	account name(s)

•	account number

•	dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed

•	payment instructions (we normally mail redemption proceeds to your address as registered with the Funds); and

•	signature(s) of the registered shareholder(s).

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Signature Guarantees.  If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

Your signature may be guaranteed by a:

•	member of a national securities exchange;

•	U.S. bank or trust company;

•	state-chartered savings bank;

•	Federally chartered savings and loan association;

•	foreign bank having a U.S. correspondent bank; or

•	participant in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

A notary public is not an acceptable signature guarantor.

Certificate Shares

The Successor Funds will not issue share certificates. If you hold share certificates issued previously by your Current Fund and wish to redeem those shares you should:

Mail to the Funds’ Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under “Regular Redemption Method” and (3) a stock assignment form.

To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a signature guarantee is required, you must follow the procedures described above under “Regular Redemption Method.”

“When will I receive the proceeds of my redemption of Class A or Class C Shares?”

Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.

Redemption	Method of Payment	Charges

Under $1,000.	Check.	None.
$1,000 or more.	Check, or wired or transferred through the Automated Clearing House to your Financial Institution account, if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

Although the Funds do not currently intend to, each Fund can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders the Funds may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Funds can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

“Are there any reinvestment privileges?”

If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.  You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

“Is there an Automatic Withdrawal Plan?”

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of a Fund having a net asset value of at least $5,000.  The Automatic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50.  The Automatic Withdrawal Plan is not available for Class C, I or Y Shares.

Redeeming Class I and Class Y Shares

You may redeem all or any part of your Class I or Class Y Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Funds’ Agent.  Financial intermediaries may charge a fee for effecting redemptions. A redemption may result in a taxable transaction to the redeeming investor.

General

The Funds may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check), Automatic Investment or Telephone Investment for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that the check or transfer of funds will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Funds have the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the SEC restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Redemption proceeds may be paid in whole or in part by distribution of a Fund’s portfolio securities (“redemption in kind”) in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

Alternative Purchase Plans

“How do the different arrangements for the four classes of shares affect the cost of buying, holding and redeeming shares, and what else should I know about the four classes?”

Each Fund provides you with four ways to invest in the Fund through four separate classes of shares. All classes represent interests in the same portfolio of investments. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor’s circumstances and needs.

	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 4%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge (“CDSC”)	None (except for certain purchases of $1 million or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and Service Fees
A distribution fee of 0.05 of 1% (for Aquila Tax-Free Fund of Colorado), 0.15 of 1% (for Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund), or 0.20 of 1% (for Aquila Tax-Free Fund For Utah) is imposed on the average annual net assets represented by the applicable Class A Shares.

There is a level charge for distribution and service fees for six years after the date of purchase at the aggregate annual rate of 1% of the average net assets represented by the Class C Shares.
Other Information	The initial sales charge is waived or reduced in some cases. Larger purchases qualify for lower sales charges.
Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class Y Shares “Institutional Class”	Class I Shares “Financial Intermediary Class”
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and Service Fees	None.
A distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares is permitted under the Distribution Plan.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Funds.  In addition, a service fee of up to 0.25 of 1% of such assets is imposed on the average annual net assets allocable to Class I Shares.

“What price will I pay for a Fund’s shares?”

Class A Shares Offering Price	Class C, I and Y Shares Offering Price
Net asset value per share plus the applicable sales charge.	Net asset value per share.

An investor will receive that day’s offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time by the Agent or, where applicable, by the financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly, provided, however, that if a financial intermediary imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, the intermediary will submit orders received after its earlier cutoff time after 4:00 p.m.  Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in a Fund’s best interest to do so.

“What are the sales charges for purchases of Class A Shares?”

The following table shows the amount of sales charge incurred for each new purchase by a “single purchaser” of Class A Shares. A “single purchaser” is:

•	an individual;

•	an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;

•	a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

•	a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended (the “Code”).

You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

A “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:

I Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Amount Invested

Less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1,000,000	2.50%	2.56%

For purchases of $1 million or more see “Sales Charges for Purchases of $1 Million or More.”

For example:

If you invest $10,000 (Column I), your sales charge would be 4.00% or $400 (Column II).	($10,000 x .04 = $400)
The value of your account would be equivalent to the amount of your investment less the sales charge. (The initial value of your account would be $10,000 - $400 = $9,600.)	($10,000 - $400 = $9,600)
The sales charge as a percentage of the reduced value of your account would be 4.17% (Column III).	($400 / $9,600 = 0.0416666 or 4.17%)
Sales Charges for Purchases of $1 Million or More

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares are:

(i)  Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Trust or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

Redemption of CDSC Class A Shares

Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund:

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund:
CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase	During Third and Fourth Years After Purchase
$1 million and up to $2.5 million	1%	0.50%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2	None
Over $5 million	None	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.

Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah:

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase
$1 million and up to $2.5 million	1%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

For All Funds:

Each time you place a request to redeem shares, a Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed.  A series of investments may increase the total value of Aquila fund shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by a Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A “single purchaser” may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, selected broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Funds, certain family members of, and plans for the benefit of, the foregoing and  plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.  Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.  Each Fund also permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.  In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.  Please see the SAI for additional information about sales charge waivers and reductions.

The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.

Large Purchase Orders for Class C Shares

The Funds will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer “street name” or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.

Redemption of Class C Shares

The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by a Fund when an account falls below the minimum required size.

Broker/Dealer Compensation - Class C Shares

The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

General

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.  The compensation is discretionary and may be available only to selected selling and servicing agents.  See “Additional Information” below and in the SAI for discussions of marketing support payments.

Exchange Privilege

Generally, you can exchange shares of any class of a Fund into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other Funds in the Aquila Group of Funds are made available to its customers by an investor’s financial intermediary. All exchanges of Class I and Class Y Shares must be made through the investor’s financial intermediary.  Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to a Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) a Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect a Fund or any other Funds in the Aquila Group of Funds.

 Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for a Fund’s Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

 Frequent Trading

As stated above, the Funds and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of a Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Boards of Trustees of the Funds have determined that each Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Funds may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Funds will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Funds’ policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above.)

“What about confirmations?”

A statement will be mailed to you confirming each purchase or redemption of Class A or Class C Shares of a Fund placed directly with the Agent.  Your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).  Purchases or redemptions placed through financial intermediaries will be confirmed by either the Agent or the financial intermediary depending upon the financial intermediary’s arrangement with the Funds and the Distributor.

“Is there a Distribution Plan?”

Each Fund has adopted a Distribution Plan (the “Plan”) under the Investment Company Act of 1940’s Rule 12b-1 in order to:

(i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

(ii) permit the Manager, or, if applicable, sub-adviser, to make payment for distribution expenses out of its own funds; and

(iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to its Plan, each Fund makes payments with respect to Class A, Class C and Class I Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed:

* 0.15 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund (a distribution fee of up to 0.05 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Fund of Colorado is currently authorized by the Trustees of such Fund);

* 0.20 of 1% of the average annual net assets represented by Class A shares of Aquila Tax-Free Fund For Utah;

* 0.75 of 1% of the average annual net assets represented by Class C Shares of each Fund; and

* 0.25 of 1% of the average annual net assets represented by Class I Shares of each Fund (a distribution fee of up to 0.15 of 1% of the average annual net assets represented by Class I Shares of each Fund is currently authorized by the Trustees of such Funds).

Payments with respect to each class are made only out of the Trust’s assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

Whenever Aquila Churchill Tax-Free Fund of Kentucky makes Class A payments, the aggregate annual rate of the management fee otherwise payable by the Fund is reduced from 0.50 of 1% to 0.40 of 1% of the Fund’s average annual net assets.

Shareholder Services Plan for Class C Shares and Class I Shares

Each Fund’s Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. The Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Fund’s assets represented by the shares of the applicable class.

Service fees with respect to Class C Shares will be paid to the Distributor.

Additional Information

The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to a Fund, although such assets may include profits derived from services provided to the Fund) to certain broker/dealers and other financial intermediaries (“financial advisors”) in connection with the sale or retention of Trust shares or certain shareholder servicing and/or certain recordkeeping/sub-transfer agency services.  This additional compensation is sometimes referred to as “revenue sharing.”  For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by a Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing a Fund with “shelf space.”  Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors:  gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor.  Some of these amounts may be significant to the Distributor, although they may be small compared to amounts a financial advisor may receive from other distributors.  Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of a Fund over other investment options.  To obtain more information on how additional compensation may have influenced your advisor’s recommendation of a Fund ask your financial advisor.  For more information, please see the SAI.

To the extent financial advisors sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in Fund assets.  The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

“Transfer on Death” Registration

If you own Class A or Class C Shares, the Funds generally permit “transfer on death” (“TOD”) registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.  An investor in Class I or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary (broker/dealer, etc.)

Dividends and Distributions

“How are dividends and distributions determined?”

Each Fund pays dividends and other distributions with respect to each class of shares. Each Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by a Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if a Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because each Fund’s income varies, so will a Fund’s dividends. There is no fixed dividend rate. It is expected that most of each Fund’s dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. Each Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

Redeemed shares continue to earn dividends through and including the earlier of:

1.	the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a financial intermediary; or

2.	the third business day after the day the net asset value of the redeemed shares was determined.

The Funds’ present policy is to generally pay dividends so they will be received or credited by approximately the first day of each month.

“How are dividends and distributions paid?”

Class A and Class C Shares

Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Funds.

Each Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash. In such event, your Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are “undeliverable.” In order to change the option back to “cash,” you would need to send the Agent written instructions as described above.

Class I and Class Y Shares

All arrangements for the payment of dividends and distributions, if any, with respect to Class I and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in a Fund.

You may receive three different types of distributions from a Fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Any taxable distributions are taxed in the same manner whether paid in cash or reinvested in additional shares.

Aquila Tax-Free Fund of Colorado

Most distributions will be exempt-interest dividends, which are exempt from regular Federal income tax, but may be subject to state or local income taxes. As further described below, exempt-interest dividends from Colorado Obligations will also generally be exempt from Colorado state income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Current Fund’s distributions consisted of the following:

Calendar Year 12/31/12

Exempt-Interest	Capital Gains	Ordinary Income

	Dividends	Distributions	Dividends
Class A Shares	99.99%	0.00%	0.01%
Class C Shares	99.99%	0.00%	0.01%
Class Y Shares	99.99%	0.00%	0.01%

Aquila Churchill Tax-Free Fund of Kentucky

Most distributions will be exempt-interest dividends, which are exempt from regular Federal income tax, but may be subject to state or local income taxes. As further described below, exempt-interest dividends from Kentucky Obligations will also generally be exempt from Kentucky income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals and all exempt-interest dividends may be subject to Kentucky income or excise taxes imposed on corporations. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Current Fund’s distributions consisted of the following:

Calendar Year 12/31/12

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	100.00%	0.00%	0.00%
Class C Shares	100.00%	0.00%	0.00%
Class I Shares	100.00%	0.00%	0.00%
Class Y Shares	100.00%	0.00%	0.00%

Aquila Narragansett Tax-Free Income Fund

Most distributions will be exempt-interest dividends, which are exempt from regular Federal income tax, but may be subject to state or local income taxes. As further described below, exempt-interest dividends from Rhode Island Obligations will also generally be exempt from Rhode Island state income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Current Fund’s distributions consisted of the following:
Calendar Year 12/31/12

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.99%	0.00%	0.01%
Class C Shares	99.99%	0.00%	0.01%
Class I Shares	99.99%	0.00%	0.01%
Class Y Shares	99.99%	0.00%	0.01%

Aquila Tax-Free Fund For Utah

Most distributions will be exempt-interest dividends, which are exempt from regular Federal income tax, but may be subject to state or local income taxes. As further described below, exempt-interest dividends from Utah Double-Exempt Obligations will also generally be exempt from Utah state individual income tax subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Current Fund’s distributions consisted of the following:

Calendar Year 12/31/12

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.84%	0.00%	0.16%
Class C Shares	99.83%	0.00%	0.17%
Class Y Shares	99.84%	0.00%	0.16%

All Funds

Net capital gains of a Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. Each Fund may also pay supplemental distributions after the end of its fiscal year. You may want to avoid buying shares of a Fund when the Fund is about to declare a taxable dividend or capital gain distribution, because it will be taxable to you even though it may represent a return of a portion of your investment.

Dividends declared in October, November or December and paid to you in January are treated for Federal income tax purposes as if received in December. You will receive information on the tax status of the Trust’s dividends and distributions annually.

If you sell shares of a Fund or exchange them for shares of another fund, it is generally considered a taxable event, and will give rise to a capital gain or loss if you hold your Fund shares as a capital asset. A capital gain or loss will be long-term if you have held your shares for more than one year and otherwise will be short-term.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to Federal withholding tax. Most distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that distributions consist of ordinary dividends or other payments that are subject to withholding, the Fund will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty).  Distributions of net capital gain are generally exempt from such withholding.  Ordinary dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” will generally also be exempt from such withholding for taxable years of the fund beginning before January 1, 2014.

If you do not provide the Funds with your current taxpayer identification number and required certifications, you will be subject to backup withholding on your distributions and dividends, including exempt-interest dividends. The backup withholding rate is currently 28%.  Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Colorado State Income Taxes - Aquila Tax-Free Fund of Colorado

The discussion below addresses the tax consequences to individuals, estates, and trusts that are Colorado residents and that will be shareholders of the Fund, and to any corporate shareholder of the Fund that is required to file an income tax return in Colorado, and does not discuss the tax consequences to any other shareholder. This summary is limited to holders that hold shares in the Fund as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes).

This discussion is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company and that it will satisfy the conditions that will cause Fund distributions to qualify as exempt-interest dividends to shareholders. The Fund will qualify to pay exempt-interest dividends if, at the close of each quarter of the Fund’s taxable year, at least 50 percent of the value of the total assets of the Fund consists of obligations described in Section 103(a) of the Code (generally, State or local bonds).

Exempt-interest dividends paid by the Fund that are attributable to interest earned on Colorado Obligations (such distributions, “Colorado-exempt distributions”) should not be subject to Colorado state income tax. Other distributions, including distributions attributable to capital gains, will be subject to Colorado state income tax, other than distributions (if any) that constitute a tax-free return of capital.

Colorado imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayer’s federal alternative minimum taxable income. To the extent that Colorado-exempt distributions are includible in such taxpayer’s federal alternative minimum taxable income, they should not be includible in Colorado alternative minimum taxable income. Colorado imposes no alternative minimum tax on corporations.

Gain on the sale, exchange, or other disposition of Fund shares will generally be subject to Colorado income tax to the extent such gain is includible in federal taxable income. Colorado currently taxes all such gain at a flat rate of 4.63%, regardless of the character of the gain for federal income tax purposes. Loss on a sale, exchange or other disposition of Fund shares will generally be subject to the limitations on capital losses described in Section 1211 of the Code.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Kentucky taxes - Aquila Churchill Tax-Free Fund of Kentucky

Distributions of interest income made by the Fund from Kentucky Obligations will generally be treated for purposes of the Kentucky income tax imposed on individuals and on corporations in the same manner as they are treated for Federal income tax purposes. Shareholders of the Fund resident in Kentucky generally will not be subject to Kentucky income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Kentucky Obligations.

Other distributions from the Fund, including capital gains dividends, whether short-term or long-term gains dividends, will generally not be exempt from Kentucky income tax.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Rhode Island Taxes - Aquila Narragansett Tax-Free Income Fund

The following is a summary of certain Rhode Island tax consequences relating to an investment in the Fund.

This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code. Such summary is based upon the provisions of the Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisers regarding the effect of Rhode Island or other state or local tax laws on their investment.

Individual and Corporate Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation, and corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax on their net income (as such term is defined by Rhode Island tax law), will not be required to include in income for Rhode Island income tax purposes that portion of the exempt-interest dividends which the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations. Items of income which are not so identified, for example capital gain dividends, will be taxable for Rhode Island income tax purposes, unless those items are derived from obligations or securities issued by any authority, commission or instrumentality of the United States or from the sale of underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from Rhode Island tax by the Rhode Island law authorizing their issuance.

Gain or loss recognized on a sale or exchange of Fund shares by holders of shares subject to Rhode Island income taxation will generally be included in Rhode Island taxable income.

Legislation enacted during June 2010 substantially revised the state’s income tax structure. Among the changes were lower tax rates, a reduction in the number of tax brackets, and the elimination of the flat-tax option for the highest earners in the state. The top tax rate for the highest earners is now 5.99% and took effect for the 2011 tax year.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Utah Taxes - Aquila Tax-Free Fund For Utah

Distributions of interest income made by the Fund from Utah Double-Exempt Obligations will generally be treated for purposes of Utah individual income tax in the same manner as they are treated for Federal income tax purposes. Individual shareholders of the Fund generally will not be subject to Utah income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Utah Double-Exempt Obligations. Administrative determinations of the Utah State Tax Commission issued under statutory authority provide that interest on obligations of certain non-Utah-based issuers which provide a similar exemption for obligations of Utah-based issuers are exempt from Utah individual income taxes. Administrative determinations may be subject to change at any time and there can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of non-Utah-based issuers. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund generally will not be deductible for Utah individual income tax purposes unless deductible for federal income tax purposes (and if deductible for federal income tax purposes, such amounts may affect the amount excludable as an exempt-interest dividend). Other distributions from the Fund generally will not be exempt from Utah income tax.

Distributions of interest income by the Fund attributable to Utah Double-Exempt Obligations are generally not exempt from the Utah corporate franchise and income tax. However, a partial nonrefundable credit is available for interest income attributable to obligations issued by Utah governmental issuers and U.S. governmental issuers, which may include obligations issued by U.S. territorial governments, which credit may generally be 1% of such gross interest income included in the taxpayer’s state taxable income. Corporations and other entities subject to the Utah corporate franchise and income tax should consult their tax advisers before investing in the Fund.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

FINANCIAL HIGHLIGHTS

No financial highlights are provided for the Successor Funds because each Successor Fund is newly organized and has not yet offered shares.  For financial statement purposes, each Current Fund will be the accounting survivor of the applicable Reorganization. As the accounting survivor, a Current Fund’s operating history will be used for the applicable Successor Fund’s financial reporting purposes after the consummation of the Reorganization.  The Financial Highlights information for each Current Fund is incorporated by reference to such Current Fund’s current Prospectus and most-recent Annual Report.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of the applicable Current Fund, by personnel of the Current Funds’ transfer agent, by personnel of the Manager or the Distributor, or by broker-dealer firms.  Computershare, a third party solicitation firm, has been retained to provide proxy solicitation services at a cost of approximately $107,000.  Each Current Fund will be responsible for its allocated share of the costs of printing the Proxy Statement/Prospectus, the proxy solicitation, mailing and attestation costs attributable to its respective Reorganization.

Revoking Proxies

You may end the power of the proxy holders to vote your shares at the Meeting by: (i) so notifying your Fund in writing; (ii) signing a new and different proxy card (if your Fund receives it before the old one is used); (iii) voting your shares at the Meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or visiting the website at the Internet address, both of which are detailed on your proxy card, entering your control number, and revoking your previous vote.

Outstanding Shares

Only shareholders of record on April 26, 2013 (the “record date”) are entitled to notice of and to vote at the Meeting with respect to the applicable Reorganization.  As of the record date, the following shares of each Current Fund were outstanding:

Current Tax-Free Fund of Colorado	Shares Outstanding (as of April 26, 2013)

Class A	[ ]
Class C	[ ]
Class I	[ ]
Class Y	[ ]

Current Fund Churchill Tax-Free Fund of Kentucky	Shares Outstanding (as of April 26, 2013)

Class A	[ ]
Class C	[ ]
Class I	[ ]
Class Y	[ ]

Current Aquila Narragansett Tax-Free Income Fund	Shares Outstanding (as of April 26, 2013)

Class A	[ ]
Class C	[ ]
Class I	[ ]
Class Y	[ ]
Current Tax-Free Fund For Utah	Shares Outstanding (as of April 26, 2013)

Class A	[ ]
Class C	[ ]
Class I	[ ]
Class Y	[ ]

Other Business

Each Current Fund’s Board of Trustees knows of no business to be presented for consideration at the Meeting other than the applicable proposal.  If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments and Postponements

If, by the time scheduled for the Meeting, a quorum of shareholders of your Fund is not present or if a quorum is present but sufficient votes “for” the proposal have not been received, the persons named as proxies may propose an adjournment of the Meeting to another date and time, and the Meeting may be held as adjourned without further notice.  Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained.  They will vote against such adjournment those proxies required to be voted against the proposal.  Broker non-votes may, at the discretion of the proxies named therein, be voted in favor of adjournment.  The Meeting may be postponed prior to the Meeting. If the Meeting is postponed, your Fund will give notice of the postponed Meeting to its shareholders.

Proxy Card, Telephone and Internet Voting

In addition to soliciting proxies by mail, by fax or in person, your Fund may also arrange to have votes recorded by telephone, the Internet or other electronic means.  The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

(1) Internet Voting

To vote your shares by the Internet, please visit the website at the Internet address shown on your proxy card.  You will be prompted to enter the control numbers on your proxy card.  Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

(2) Telephone Voting

To vote your shares by telephone, please call the toll-free number on your proxy cards.  You will be prompted to enter the control numbers on your proxy card.  Follow the recorded instructions using your proxy card as a guide.  If you vote by phone, you need not return the proxy card by mail.

(3) Proxy Card

The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; your Fund calls these persons the "proxy holders."

You should read this Proxy Statement/Prospectus prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares.

Shareholders’ Proposals

Your Fund is not required, and does not intend, to hold meetings of shareholders each year.  Meetings will be held  when and if deemed desirable or required.  Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your Fund at 380 Madison Avenue, Suite 2300, New York, New York 10017 within a reasonable time before the Meeting.

Appraisal Rights

If your Fund’s Reorganization is approved at the Meeting, shareholders of your Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersede state law. Shareholders, however, have the right to redeem their Fund shares until the Closing Date of the Reorganization.

OWNERSHIP OF SHARES OF THE FUNDS

As of April 26, 2013, the Trustees and officers of each Current Fund owned in the aggregate less than 1% of the outstanding shares of a Current Fund.  The following is a list of the holders of 5% or more of the outstanding shares of any class of a Current Fund as of April 26, 2013.

Tax-Free Fund of Colorado
Record Holder	Share Class	Number of Shares	Percent of Class
Class A
Class C
Class Y

Churchill Tax-Free Fund of Kentucky
Record Holder	Share Class	Number of Shares	Percent of Class
Class A
Class C
Class I
Class Y

Aquila Narragansett Tax-Free Income Fund
Record Holder	Share Class	Number of Shares	Percent of Class
Class A
Class C
Class I
Class Y

Tax-Free Fund For Utah

Record Holder	Share Class	Number of Shares	Percent of Class
Class A
Class C
Class Y

Each Successor Fund is a newly formed fund that will commence operations upon consummation of the applicable Reorganization. Therefore, the Successor Funds do not have any shares outstanding as of the date of this Proxy Statement/Prospectus.

EXPERTS

The financial highlights and financial statements of each Current Fund for the past five fiscal years and any semi-annual period, as applicable, are incorporated by reference into this Proxy Statement/Prospectus.  The financial highlights and financial statements of each Current Fund for its most recent fiscal year end have been audited by Tait, Weller & Baker, LLP, an independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement.  Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

 A Statement of Additional Information (the “SAI”) about each Fund has been filed with the Securities and Exchange Commission.  The SAI contains information about each Fund and its management not included in this Prospectus.

Each Fund’s annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. Each Fund’s annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You can get each Fund’s SAI and annual and semi-annual reports without charge upon request by calling 800-437-1020 (toll-free) or by visiting the Aquila Group of Funds’ website at www.aquilafunds.com.

In addition, you can review and copy information about the Funds (including the SAIs) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-551-8090. Reports and other information about the Funds are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

EXHIBIT A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Form Of

Agreement And Plan Of Reorganization

This Agreement And Plan Of Reorganization (the “Agreement”) is made as of the [●] day of [●], [●], by and between [●], a Massachusetts business trust (the “Successor Trust”), on behalf of its series [●] (the “Successor Fund”), with its principal place of business at 380 Madison Avenue, Suite 2300, New York, New York 10017, and [●], a Massachusetts business trust (the “Current Trust”), on behalf of its sole series [●] (the “Current Fund”), with its principal place of business at 380 Madison Avenue, Suite 2300, New York, New York 10017.  The Successor Fund and the Current Fund are sometimes referred to collectively herein as the “Funds” and individually as a “Fund.”

This Agreement is intended to constitute a plan of “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations thereunder.  The reorganization (the “Reorganization”) will consist of (1) the transfer of all of the assets of the Current Fund to the Successor Fund solely in exchange for (A) the issuance of Class A, Class C, [Class I] and Class Y shares of beneficial interest of the Successor Fund (collectively, the “Successor Fund Shares” and each, an “Successor Fund Share”) to the Current Fund, and (B) the assumption by the Successor Fund of all of the liabilities of the Current Fund on the closing date of the Reorganization (the “Closing Date”), and (2) the distribution by the Current Fund, on or promptly after the Closing Date as provided herein, of the Successor Fund Shares to the shareholders of the Current Fund in liquidation and dissolution of the Current Fund, all upon the terms and conditions hereinafter set forth in this Agreement.  The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

Whereas, each of the Current Fund and the Successor Fund is a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Whereas, the Successor Fund is authorized to issue shares of beneficial interest.

Whereas, the Board of Trustees of the Current Trust has determined that the Reorganization is in the best interests of the Current Fund shareholders and is not dilutive of the interests of those shareholders.

Now, Therefore, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer Of Assets Of The Current Fund In Exchange For The Successor Fund Shares And Assumption Of The Assumed Liabilities; Liquidation And Termination Of The Current Fund.

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Current Fund will transfer all of its assets as set forth in Paragraph 1.2 hereof (the “Acquired Assets”) to the Successor Fund, free and clear of all liens and encumbrances and subject to no restrictions on the full transfer thereof (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”)), and the Successor Fund agrees in exchange therefor: (i) to issue to the Current Fund the number of Successor Fund Shares, including fractional Successor Fund Shares, of each class with an aggregate net asset value (“NAV”) equal to the NAV of the Current Fund attributable to the corresponding class of the Current Fund’s shares (as described below), as determined in the manner set forth in Paragraphs 2.1 and 2.2 hereof; and (ii) to assume all of the liabilities and obligations of the Current Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, the “Assumed Liabilities”).  Such transactions shall take place at the Closing (as defined in

Paragraph 3.1 below).  For purposes of this Agreement, the Class A shares of the Current Fund correspond to the Class A shares of the Successor Fund, the Class C shares of the Current Fund correspond to the Class C shares of the Successor Fund, [the Class I shares of the Current Fund correspond to the Class I shares of the Successor Fund,] and the Class Y shares of the Current Fund correspond to the Class Y shares of the Successor Fund and the term “Successor Fund Shares” should be read to include each such class of shares of the Successor Fund.

1.2  (a)  The Acquired Assets shall consist of all of the Current Fund’s property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Current Fund or the Current Trust in respect of the Current Fund, all other intangible property owned by the Current Fund, originals or copies of or access to all books and records of the Current Fund, and all other assets of the Current Fund on the Closing Date.  The Successor Fund shall also be entitled to receive copies of all records that the Current Trust is required to maintain under the Investment Company Act, and the rules of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, or other applicable laws, to the extent such records pertain to the Current Fund.

(b)  The Current Fund has provided the Successor Fund with a list of all of the Current Fund’s securities and other assets as of the date of execution of this Agreement, and the Successor Fund has provided the Current Fund with a copy of the current fundamental investment policies and restrictions and valuation procedures applicable to the Successor Fund.  The Current Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Current Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Successor Fund.

1.3  The Current Fund will use its best efforts to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

1.4  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Current Trust shall liquidate the Current Fund and distribute pro rata to the Current Fund’s shareholders of record, determined as of the Valuation Time (the “Current Fund Shareholders”), the Successor Fund Shares received by the Current Fund pursuant to Paragraph 1.1 hereof.  Each Current Fund Shareholder shall receive the number of full and fractional Successor Fund Shares of the class corresponding to the class of shares of beneficial interest in the Current Fund (the “Current Fund Shares”) held by such Current Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Current Fund Shares held of record by such Current Fund Shareholder on the Closing Date.  Such liquidation and distribution will be accomplished by the Current Trust instructing the Successor Trust to transfer the Successor Fund Shares then credited to the account of the Current Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund established and maintained by the Successor Fund’s transfer agent in the names of the Current Fund Shareholders and representing the respective pro rata number of the Successor Fund Shares due the Current Fund Shareholders.  The Current Trust shall promptly provide the Successor Trust with evidence of such liquidation and distribution.  All issued and outstanding Current Fund Shares will simultaneously be cancelled on the books of the Current Fund, and the Current Fund and the Current Trust will be dissolved.  The Successor Fund shall not issue certificates representing the Successor Fund Shares in connection with such exchange.

1.5  Ownership of Successor Fund Shares will be shown on the books of the Successor Fund’s transfer agent.  Any certificates representing ownership of Current Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Current Fund Shares.

1.6  Any transfer taxes payable upon issuance of Successor Fund Shares in a name other than the registered holder of the Current Fund Shares on the books of the Current Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.

1.7  Any reporting responsibility of the Current Trust with respect to the Current Fund for periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Current Trust.

1.8  No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.  With respect to shares of the Current Fund, for purposes of determining any contingent deferred sales charge applicable to corresponding Successor Fund shares received as a result of the Reorganization, the same sales charge and schedule that applied to such Current Fund shares prior to the Reorganization will apply after the Reorganization and the holding period will be calculated from the date such Current Fund shares were initially issued by the Current Fund.

2.           Valuation

2.1  The NAV per share of each class of Successor Fund Shares and the NAV per share of each class of the Current Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the “Valuation Time”).  The NAV of each Successor Fund Share shall be computed in the manner set forth in the Successor Trust’s Declaration of Trust, or By-Laws, and the Successor Fund’s then-current prospectus and statement of additional information.  The NAV of the Current Fund shall be computed in the manner set forth in the Current Trust’s Declaration of Trust or By-Laws, and the Current Fund’s then-current prospectus and statement of additional information.

2.2  The number of shares of each class of Successor Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by dividing the NAV of the Current Fund attributable to each class of Current Fund shares, as determined in accordance with Paragraph 2.1 hereof, by the NAV of each Successor Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1 hereof.

2.3  The Successor Fund and the Current Fund shall cause a copy of its respective valuation report to be delivered to the other party at the Closing (as defined in Paragraph 3.1).  All computations of value shall be made by the pricing agent for the Successor Fund and the Current Fund.

3.           Closing And Closing Date

3.1  The Closing Date shall be [●], or such earlier or later date as the parties may agree.  All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise agreed by the parties.  The Closing shall be held at the offices of [●], or at such other place as the parties may agree.

3.2  Portfolio securities that are held other than in book-entry form in the name of JPMorgan Chase Bank, N.A. (the “Current Fund Custodian”) as record holder for the Current Fund shall be presented by the Current Fund to JPMorgan Chase Bank, N.A. (the “Successor Fund Custodian”) for examination no later than three business days preceding the Closing Date.  Such portfolio securities shall be delivered by the Current Fund to the Successor Fund Custodian for the account of the Successor Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.  Portfolio securities held of record by the Current Fund Custodian in book-entry form on behalf of the Current Fund shall be delivered by the Current Fund Custodian through the Depository Trust Company to the Successor Fund Custodian and by the Successor Fund Custodian recording the beneficial ownership thereof by the Successor Fund on the Successor Fund Custodian’s records.  Any cash balances maintained by the Current Fund Custodian shall be delivered by the Current Fund Custodian transmitting immediately available funds by wire transfer to the Successor Fund Custodian and the Successor Fund Custodian crediting such funds to the account of the Successor Fund.

3.3  The Successor Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Acquired Assets have been delivered in proper form to the Successor Fund on the Closing Date.  The Current Trust, on behalf of the Current Fund, shall deliver within one business day after the Closing, a certificate of an authorized officer stating that all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made.

3.4  If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Successor Fund Shares or the Current Fund pursuant to Paragraph 2.1 is impracticable (in the judgment of the Successor Trust Board with respect to the Successor Fund and the Current Trust Board with respect to the Current Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each party.

3.5  The Current Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Current Fund Shareholders and the number and percentage ownership of outstanding Current Fund Shares owned by each Current Fund Shareholder as of the Valuation Time, certified by the President or Secretary of the Current Trust and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Current Fund Shareholders, (b) provided by the Current Fund Custodian, or (c) derived from the Current Trust’s records by such officers or one of the Current Trust’s service providers.  The Successor Fund shall issue and deliver to the Current Fund a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Current Fund that such Successor Fund Shares have been credited to the Current Fund’s account on the books of the Successor Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.           Representations And Warranties

4.1  Except as set forth on Schedule 4.1 of this Agreement, the Current Trust, on behalf of the Current Fund, represents, warrants and covenants to the Successor Fund, as follows:

(a)  The Current Fund is the sole series of the Current Trust.  The Current Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Current Fund’s shareholders, to perform its obligations under this Agreement.  The Current Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability.  The Current Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)  The Current Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c)  The Current Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of the Current Fund will not result in a material violation of, any provision of the Current Trust’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Current Fund to which the Current Trust, on behalf of the Current Fund, is a party or by which the Current Fund or any of its assets are bound;

(d)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Current Fund or any of the Current Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Current Fund’s business.  The Current Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Current Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Successor Fund as the successor to the Current Fund;

(e)  All material contracts or other commitments of the Current Fund (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) at or prior to the Closing Date and no such termination will result in liability to the Current Fund (or the Successor Fund);

(f)  The Statement of Assets and Liabilities of the Current Fund, and the related Statements of Operations and Changes in Net Assets, and the Schedule of Investments, and the notes thereto, as of and for the fiscal year ended [●], have been audited by an independent registered public accounting firm retained by the Current Fund, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Current Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Current Fund as of the date thereof are disclosed therein.  The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Current Fund as of such date and the results of its operations for the period then ended.  No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Current Fund has been disclosed or is required to be disclosed in the Current Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Current Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the Current Fund that will be required to be disclosed in the Successor Fund’s Form N-CSR after the Closing Date;

(g)  Since the most recent fiscal year end, except as specifically disclosed in the Current Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Current Fund’s financial condition, assets, liabilities, business or prospects, or any incurrence by the Current Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities.  For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Current Fund Share arising out of its normal investment operations or a decline in market values of securities in the Current Fund’s portfolio or a decline in net assets of the Current Fund as a result of redemptions or the discharge of Current Fund liabilities shall not constitute a material adverse change;

(h)  The Current Fund is the sole series of the Current Trust.  On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Current Trust required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Current Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its existence, the Current Trust has had in effect an election to be treated as a “regulated investment company” under Subchapter M of the Code, has satisfied all of the requirements of Subchapter

M of the Code for treatment as a regulated investment company, and has been eligible to compute its federal income tax under Section 852 of the Code;

(j)  All issued and outstanding Current Fund Shares are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Current Fund.  All of the issued and outstanding Current Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Successor Fund pursuant to Paragraph 3.5 hereof.  The Current Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Current Fund Shares, nor is there outstanding any security convertible into any Current Fund Shares;

(k)  At the Closing Date, the Current Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Successor Fund, and, upon delivery and payment for the Acquired Assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(l)  The Current Trust has the trust power and authority, on behalf of the Current Fund, to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Current Trust’s Board of Trustees, and, subject to the approval of the Current Fund’s shareholders, assuming due authorization, execution and delivery by the Successor Trust, on behalf of the Successor Fund, this Agreement will constitute a valid and binding obligation of the Current Trust, on behalf of the Current Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Current Trust, on behalf of the Current Fund, to the Successor Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Current Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(n)  The information included in the proxy statement (the “Proxy Statement”) [forming part of the Successor Fund’s Registration Statement on Form N-14] filed in connection with this Agreement (the “Registration Statement”) that has been furnished by the Current Fund to the Successor Fund for inclusion in the Registration Statement or information included in the Registration Statement concerning the Current Trust or the Current Fund that has been reviewed by the Current Fund, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(o)  Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Current Trust or the Current Fund of the transactions contemplated by this Agreement;

(p)  All of the issued and outstanding Current Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Successor Fund;

(q)  The current prospectus and statement of additional information of the Current Fund and any amendments or supplements thereto did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(r)  The Current Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations.  The Current Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Current Trust with respect to the Current Fund.  All advertising and sales material currently used by the Current Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) and any applicable state regulatory authority.  All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Current Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law.  Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(s)  Neither the Current Fund nor, to the knowledge of the Current Fund, any “affiliated person” of the Current Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Current Fund, has any affiliated person of the Current Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(t)  The tax representation certificate to be delivered by the Current Trust to Bingham McCutchen LLP at the Closing pursuant to Paragraph 7.4 hereof (the “Current Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2  Except as set forth on Schedule 4.2 of this Agreement, the Successor Trust, on behalf of the Successor Fund, represents, warrants and covenants to the Current Fund as follows:

(a) The Successor Fund is a series of the Successor Trust.  The Successor Fund has not commenced operations and will not do so until the Closing.  The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.  The Successor Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.  The Successor Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability.  The Successor Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)  The Successor Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c)  The Successor Trust’s registration statement on Form N-1A with respect to the Successor Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Successor Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and will not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(d)  The Registration Statement, the Proxy Statement and statement of additional information with respect to the Successor Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Current Fund for inclusion therein or information included therein concerning the Current Trust or the Current Fund that has been reviewed by the Current Fund, as covered by the Current Fund’s representation, warranty and covenant in Paragraph 4.1(n) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder.  Neither the Registration Statement nor the Proxy Statement (other than information furnished by the Current Fund for inclusion therein or information included therein concerning the Current Trust or the Current Fund that has been reviewed by the Current Fund, as covered by the Current Fund’s representation, warranty and covenant in Paragraph 4.1(n) hereof) will contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)  The Successor Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Successor Fund will not result in a material violation of, any provision of the Declaration of Trust or By-Laws of the Successor Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Successor Fund to which the Successor Trust, on behalf of the Successor Fund is a party or by which the Successor Fund or any of its assets is bound;

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Successor Fund or any of the Successor Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Successor Fund’s business.  The Successor Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Successor Fund’s business or its ability to consummate the transactions contemplated herein;

 (g)  The Successor Fund is a newly-formed separate series of the Successor Trust that, immediately after the Reorganization, will be treated as a separate corporation from each other series of the Successor Trust under Section 851(g) of the Code.  Prior to the Closing Date, the Successor Fund will have no assets, liabilities or operations of any kind;

(h)  The authorized capital of the Successor Fund consists of an unlimited number of shares of beneficial interest, no par value per share.  As of the Closing Date, the Successor Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share.  The Successor Fund Shares to be issued and delivered to the Current Fund for the account of the Current Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable.  The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares;

(i)  Upon consummation of the Reorganization, all issued and outstanding Successor Fund Shares, including those Successor Fund Shares to be delivered by the Successor Fund in accordance with Paragraph 1.4, will be, legally issued, fully paid and non-assessable and will have been offered for sale and sold in every state or territory in which the Current Fund Shares were offered for sale and sold on the Closing Date in compliance in all material respects with all applicable federal and state securities laws;

(j)  The Successor Trust has the trust power and authority, on behalf of the Successor Fund, to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Successor Trust’s Board of Trustees, and, assuming due authorization, execution and delivery by the Current Trust, on behalf of the Current Fund, this Agreement will constitute a valid and binding obligation of the Successor Trust, on behalf of the Successor Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k)  The information to be furnished in writing by the Successor Trust, on behalf of the Successor Fund, for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(l)  No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Successor Trust or the Successor Fund, except for the registration of the Successor Fund Shares under the Securities Act and the Investment Company Act;

(m)  Neither the Successor Fund nor, to the knowledge of the Successor Fund, any “affiliated person” of the Successor Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Successor Fund, has any affiliated person of the Successor Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(n)  The tax representation certificate to be delivered by the Successor Trust, on behalf of the Successor Fund, to Bingham McCutchen LLP at the Closing pursuant to Paragraph 6.3 hereof (the “Successor Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.           Covenants

The Current Fund and the Successor Fund, respectively, hereby further covenant as follows:

5.1  The Current Fund will operate its business in the ordinary course of business between the date hereof and the Closing Date.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2  The Current Trust will call and hold a special meeting of the Current Fund’s shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

5.3  The Successor Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, “Proxy Materials”) to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement.  The Current Trust will provide the Successor Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.4  The Current Fund covenants that the Successor Fund Shares to be issued hereunder are not being acquired by the Current Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Current Fund will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requires concerning the beneficial ownership of the Current Fund Shares.

5.6  Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.7  The Current Fund shall furnish to the Successor Fund on the business day immediately following the Closing Date a statement of assets and liabilities of the Current Fund as of the Closing Date (“Statement of Assets and Liabilities”) as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1 hereof) of the Current Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Current Trust’s Treasurer or Assistant Treasurer.  As promptly as practicable, but in any case within 30 days after the Closing Date, the Current Trust shall furnish to the Successor Fund, in such form as is reasonably satisfactory to the Successor Fund, a statement of the earnings and profits of the Current Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Successor Fund under the Code, and which statement will be certified by the Treasurer of the Current Trust.

5.8  Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Current Fund or Current Trust, in the Current Fund Tax Representation Certificate and, with respect to the Successor Fund, in the Successor Fund Tax Representation Certificate.

5.9  Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a) of the Code, and shall not take any position inconsistent with such treatment.

6.           Conditions Precedent To Obligations Of The Current Fund

The obligations of the Current Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Current Fund in writing:

6.1  All representations and warranties by the Successor Trust, on behalf of the Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  The Successor Trust shall have delivered to the Current Trust on the Closing Date a certificate of the Successor Trust on behalf of the Successor Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Current Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Successor Trust made in this Agreement on behalf of the Successor Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 has been met, and as to such other matters as the Current Trust shall reasonably request;

6.3  The Successor Trust, on behalf of the Successor Fund, shall have delivered to the Current Trust and Bingham McCutchen LLP an Successor Fund Tax Representation Certificate, satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Successor Trust and the Current Trust, concerning certain tax-related matters; and

6.5  With respect to the Successor Fund, the Board of Trustees of the Successor Trust shall have determined that the Reorganization is in the best interests of the Successor Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.           Conditions Precedent To Obligations Of The Successor Fund

The obligations of the Successor Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Current Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Successor Fund in writing:

7.1  All representations and warranties of the Current Trust, on behalf of the Current Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  The Current Trust shall have delivered to the Successor Fund on the business day immediately following the Closing Date the Statement of Assets and Liabilities of the Current Fund pursuant to Paragraph 5.6 hereof, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Current Trust’s Treasurer or Assistant Treasurer;

7.3  The Current Trust shall have delivered to the Successor Trust on the Closing Date a certificate of the Current Trust, on behalf of the Current Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Successor Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Current Trust made in this Agreement on behalf of the Current Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 has been met, and as to such other matters as the Successor Trust shall reasonably request;

7.4  The Current Trust, on behalf of the Current Fund, shall have delivered to Bingham McCutchen LLP an Current Fund Tax Representation Certificate, satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Current Trust and the Successor Trust, concerning certain tax-related matters; and

7.5  With respect to the Current Fund, the Board of Trustees of the Current Trust shall have determined that the Reorganization is in the best interests of the Current Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.           Further Conditions Precedent

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Current Fund’s shareholders in accordance with the provisions of the Current Trust’s Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Current Fund’s shareholders shall have been delivered by the Current Fund to the Successor Fund.  Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.4  The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

8.5  The parties shall have received an opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Successor Fund Tax Representation Certificate and the Current Fund Tax Representation Certificate, for federal income tax purposes, (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Current Trust and the Successor Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Current Trust on the transfer of the Acquired Assets to the Successor Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the Assumed Liabilities, or upon the distribution of the Successor Fund Shares to the shareholders of the Current Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an Acquired Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (iii) the tax basis in the hands of the Successor Fund of each Acquired Asset will be the same as the tax basis of such Acquired Asset in the hands of the Current Trust immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Current Trust on the transfer; (iv) the holding period of each Acquired Asset in the hands of the Successor Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Acquired Asset was held by the Current Fund (except where investment activities of the Successor Fund have the effect of reducing or eliminating the holding period with respect to an Acquired Asset); (v) no gain or loss will be recognized by the Successor Fund upon its receipt of the Acquired Assets solely in exchange for Successor Fund Shares and the assumption of the Assumed Liabilities; (vi) no gain or loss will be recognized by the Current Fund Shareholders upon the exchange of their Current Fund Shares for Successor Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Successor Fund Shares that each Current Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Current Fund Shares exchanged therefor; (viii) each Current Fund Shareholder’s holding period for the Successor Fund Shares received in the Reorganization will include the period for which such shareholder held the Current Fund Shares exchanged therefor, provided that the Current Fund Shareholder held such Current Fund Shares as capital assets on the date of the exchange. Notwithstanding anything in this Agreement to the contrary, neither the Current Fund nor the Successor Fund may waive the condition set forth in this Paragraph 8.5.

9.           Brokerage Fees

9.1  Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2  The Current Fund agrees to bear the costs attributable to the Reorganization.  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in such party’s failure to qualify for tax treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

10.           Entire Agreement; Survival Of Warranties; Undertaking

10.1  The Successor Trust and the Current Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1, 4.2 or Section 5 hereof and that this Agreement constitutes the entire agreement between the parties with respect to the matters covered by this Agreement.

10.2  The covenants to be performed after the Closing by both the Successor Trust and the Current Trust shall survive the Closing.  The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

11.           Termination

11.1  This Agreement may be terminated by the mutual agreement of the Successor Trust and the Current Trust.  In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(a)  because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

(b)  because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

(c)  by resolution of the Successor Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Successor Fund’s shareholders; or

(d)  by resolution of the Current Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Current Fund’s shareholders.

11.2  In the event of any such termination, there shall be no liability for damages on the part of the Successor Fund, the Successor Trust, the Current Trust or the Current Fund, or the trustees or officers of the Current Trust, or the Successor Trust, but, subject to Paragraph 9.2 hereof, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.           Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Current Trust and the Successor Trust; provided, however, that following the meeting of the Current Fund’s shareholders called by the Current Trust pursuant to Paragraph 5.1 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Successor Fund Shares to be received by the Current Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Paragraph 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.           Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Current Trust and the Successor Trust at 380 Madison Avenue, Suite 2300, New York, New York 10017.

14.           Headings; Counterparts; Governing Law; Assignment

14.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3  This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to conflict of laws principles; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5  It is expressly agreed that the obligations of the Successor Trust and the Current Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Successor Fund or the Current Fund, as the case may be, as provided in the Successor Trust’s Declaration of Trust and the Declaration of Trust of the Current Trust, respectively.  The execution and delivery of this Agreement have been authorized by the trustees of the Successor Trust and of the Current Trust and this Agreement has been executed by authorized officers of the Successor Trust and the Current Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Successor Fund and the Current Fund, as the case may be, as provided in the Successor Trust’s Declaration of Trust and the Declaration of Trust of the Current Trust, respectively.

[Signature page follows.]

In Witness Whereof, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	[●] on behalf of [●] Fund
By: ____________________________	By: ____________________________
Name: Title:	Name: Title: [Vice] President
Attest:	[●] on behalf of [●] Fund
By: ____________________________	By: ____________________________
Name: Title:	Name: Title: [Vice] President

Schedule 4.1

Schedule 4.2

EXHIBIT B — AMENDED AND RESTATED DECLARATION OF TRUST OF AQUILA MUNICIPAL TRUST

AMENDED AND RESTATED
DECLARATION OF TRUST
OF
AQUILA MUNICIPAL TRUST

THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of this [  ] day of [  ], [  ] by the Trustees hereunder;

WHEREAS, AQUILA MUNICIPAL TRUST (formerly known as TAX-FREE TRUST OF ARIZONA) was established pursuant to a Declaration of Trust (as amended to the date hereof, the “Original Declaration”) for the purposes of carrying on the business of a management investment company;

WHEREAS, the Trustees, pursuant to paragraph 12 of Article EIGHTH of the Original Declaration, are authorized to amend the Original Declaration with the vote or consent of the Shareholders as required by such Section;

WHEREAS, this Amended and Restated Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

NOW, THEREFORE, the Trustees and any successor Trustees elected or appointed in accordance with Article V hereof hereby declare that they will hold all cash, securities and other assets and properties, which the Trust may from time to time acquire in any manner, IN TRUST, and that they will manage and dispose of the same and manage the affairs and business of the Trust upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

Section 1.  Name.  This Trust shall be known as "Aquila Municipal Trust" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 2.  Definitions.  Whenever used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a) “1940 Act" refers to the Investment Company Act of 1940 (and any successor statute) and the rules thereunder, all as amended from time to time, as may apply to the Trust or any Series or Class thereof, including pursuant to any exemptive, interpretive or other relief or guidance issued by the Commission or the staff of the Commission under such Act.

(b) "By-laws" means the By-laws of the Trust referred to in Section 6.8 hereof, as from time to time amended.

(c) "Class" means the one or more Shares (as defined below) of the Trust as may be established and designated as a Class from time to time by the Trustees pursuant to Section 4.9 hereof.

(d) “Code” means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

(e) "Commission" shall have the same meaning given to such term in the 1940 Act (as defined above).

(f) "Declaration" means this Declaration of Trust as amended, supplemented or amended and restated from time to time.  Reference in this Declaration of Trust to "Declaration," "hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(g) “He,” “Him” and "His" shall include the feminine and neuter, as well as the masculine, genders.

(h) "Interested Person" shall have the same meaning given to such term in the 1940 Act.

(i) "Outstanding Shares" means those Shares (as defined below) shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed, repurchased, cancelled or terminated by the Trust.

(j) "Person" means and includes natural persons, corporations, partnerships, limited partnerships, business trusts, limited liability partnerships, statutory trusts, limited liability companies, trusts, associations, joint ventures, estates, nominees and any other entity in its own or any representative capacity, whether or not legal entities, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign.

(k) “Prospectus” means the prospectus and statement of additional information with respect to the Trust or one or more Series or Classes thereof as the context shall require, as contained in the most recent effective registration statement filed with the Commission with respect to the Trust or one or more such Series or Classes thereof, as the same may be supplemented or modified from time to time in accordance with the requirements of the federal securities laws.
(l) "Series" individually or collectively means each Series of Shares as may be established and designated from time to time by the Trustees pursuant to Section 4.9(c) hereof.

(m) "Shareholder" means a record owner of Outstanding Shares.

(n) "Shares" means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees, and includes fractions of Shares as well as whole Shares.

(o) "Trust" refers to the voluntary association with transferable shares established by this Declaration, as the same may be amended from time to time.

(p) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or any Series.

(q) "Trustees" means, at any time, the person or persons who have signed this Declaration and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article V hereof, in each case if they shall at that time continue in office in accordance with the terms hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his capacity or their capacities as Trustees hereunder.

ARTICLE II

NATURE AND PURPOSE OF TRUST

The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts.  The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers.  The purpose of the Trust is to engage in, operate and carry on the business of an open-end management investment company through one or more Series, and to do any and all acts or things as are necessary, convenient, appropriate, incidental or customary in connection therewith and without limiting the foregoing or the other provisions hereof, the Trust may exercise all powers which are ordinarily exercised by a Massachusetts business trust.

ARTICLE III

REGISTERED AGENT; PRINCIPAL PLACE OF BUSINESS

The name of the registered agent of the Trust is United Corporate Services, Inc. at its office at 9 Crestway Road, East Boston, Massachusetts 02128.  The principal place of business of the Trust is 380 Madison Avenue, Suite 2300, New York, New York 10017.  The Trustees may, from time to time, change the registered agent of the Trust and the principal place of business of the Trust.

ARTICLE IV

BENEFICIAL INTERESTS; SHAREHOLDERS

Section 4.1.    Shares of Beneficial Interest.   The beneficial interest in the Trust shall be divided into such Shares of beneficial interest, of such Series or Classes, and of such designations and par values (if any) and with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees from time to time.  The number of Shares is unlimited.  The Trustees shall have full power and authority to take such action with respect to the Shares as the Trustees may deem desirable.

Section 4.2.  Issuance of Shares.  (a)   Shares may be issued from time to time to such Persons (including, without limitation, any Trustee, officer, or agent of the Trust or any Person in which a Trustee, officer or agent of the Trust has an interest) either for cash or for such other consideration (which may be in any one or more instances a certain specified consideration or certain specified considerations) and on such terms as the Trustees, from time to time, may deem advisable, and the Trust may, in connection with an issuance of Shares, acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities), and all Shares so issued hereunder, including without limitation Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable.  Notwithstanding the foregoing, the Trust shall have the right to refuse to issue Shares to any Person at any time and without any reason therefor whatsoever.

(b)  The Trust may issue Shares in fractional denominations to the same extent as its whole Shares, and Shares in fractional denominations shall be Shares having proportionately to the respective fractions represented thereby all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon termination of the Trust.

(c)   Any Shares issued by the Trust which have been purchased, redeemed or otherwise reacquired by the Trust shall be retired automatically and shall have the status of unissued Shares.

           Section 4.3  Rights of Shareholders.  The ownership of the Trust Property of every description and the right to conduct any business herein described is vested exclusively in the Trustees.  The Shareholders shall have no right or title in or to the Trust Property or to call for any partition or division of any property, profits, rights or interests of the Trust or any Series thereof and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares.  The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the continuance of the

Trust shall neither operate to terminate the Trust or any Series thereof nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust, any Series thereof or the Trustees, but shall entitle such representative only to the rights of said Shareholder under this Declaration.  Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, redemption fees, account fees or any other fees or charges not prohibited as charges to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration.  The Shares shall be personal property giving only the rights specifically set forth in this Declaration.  The holders of Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Shares or securities of the Trust that it may hereafter issue or sell, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine from time to time.  Every Shareholder, by virtue of purchasing Shares and becoming a Shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and shall be bound thereby.

Section 4.4.  Ownership and Transfer of Shares; Small Accounts.  (a)  The ownership and transfer of Shares shall be recorded on the books of the Trust or, if there is a transfer or similar agent with respect to such Shares, on the books and records of such transfer or similar agent with respect to such Shares, which records shall be maintained separately for the Shares of each Series or Class of the Trust.  No certificates representing the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time.  The Trustees may make such rules or impose such restrictions as they consider necessary or appropriate for the issuance of Share certificates, transfer of Shares and similar matters.  The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.  No Shareholder shall be entitled to receive any payment of a dividend or distribution, or to have notice given to him as provided herein or in the By-laws, until he has provided such information as shall be required to the Trust or, as applicable, the Trust’s transfer or similar agent with respect to his Shares.

(b)  In the event any certificates representing Outstanding Shares are at any time outstanding, the Trustees may at any time or from time to time determine that Shares shall no longer be represented by certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, such certificates shall be cancelled, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded by book entry on the books of the Trust or its transfer or similar agent.

(c)  The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of Shares held in, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert any such Shares in such account to Shares of another Class or Series, or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 4.5.  Voting by Shareholders.   (a)  Shareholders shall not have the power to vote on any matter except: (i) for the election or removal of Trustees to the extent and as provided in Article V hereof, (ii) with respect to the termination of the Trust or a Series or Class thereof to the extent and as provided in Section 10.1 hereof, (iii) with respect to any merger, reorganization, consolidation or sale of assets to the extent and as provided in Section 10.2 hereof, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 11.1 hereof, and (v) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable.

(b)  As determined by the trustees without the vote or consent of Shareholders, on any matter submitted to a vote of Shareholders either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, or (ii) each whole Share or fractional Share outstanding on the record date shall entitle the holder thereof to a number of votes as to any matter on which the Shareholder is entitled to vote equal to the number of United States dollars representing the net asset value of the Share or fractional Share determined as of the close of business on the record date.  Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees hereby establish that each whole Share or fractional Share outstanding on the record date shall entitle the holder thereof to a number of votes as to any matter on which the Shareholder is entitled to vote equal to the number of United States dollars representing the net asset value of the Share or fractional Share determined as of the close of business on the record date.  There shall be no cumulative voting in the election of Trustees or on any other matter submitted to a vote of the Shareholders.  Shares may be voted in person or by proxy.  Until Shares of the Trust or any Series or Class are issued, the Trustees may exercise all rights of Shareholders of the Trust or such Series or Class and may take any action required or permitted by law, this Declaration or the By-laws of the Trust to be taken by Shareholders of the Trust, such Series or Class.

Only Shareholders who are owners of record on the books of the Trust on the applicable record date will be entitled to vote on a matter.  For the avoidance of doubt, the Trust shall be entitled to rely on any vote cast by a Shareholder, and may assume, without any further or independent investigation, that a vote cast by a Shareholder that holds of record Shares on behalf of one or more beneficial owners of Shares was taken in accordance with all applicable laws and regulations governing the relationship between the Shareholder and its beneficial owners and/or any contractual provision or other arrangement with any beneficial owner of Shares holding through such Shareholder.

(c)  On any matter submitted to a vote of the Shareholders of the Trust, all Shares of all Series and Classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual Series or Class, Shares shall be voted by individual Series or Class, and (ii) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more Series or Classes, only Shareholders of such one or more Series or Classes shall be entitled to vote thereon.

Section 4.6.  Meetings.   Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable.  The Trustees may set in the By-laws provisions relating to the calling and holding of meetings (including the holding of meetings by electronic or other similar means), notice of meetings, record dates, place of meetings, conduct of meetings, voting by proxy, postponement or adjournment of meetings and related matters.

Section 4.7.  Quorum and Action.   (a)  The Trustees shall set forth in the By-laws the quorum required for the transaction of business by the Shareholders at a meeting, which quorum shall in no event be less than Shares representing thirty percent (30%) of the voting power of the Shares entitled to vote at such meeting.  If a quorum is present when a duly called and held meeting is convened, the Shareholders present may continue to transact business until adjournment, even though the withdrawal of a number of Shareholders originally present leaves less than the proportion or number otherwise required for a quorum.

(b)  The Shareholders shall take action by the affirmative vote of the holders of Shares representing a majority, except in the case of the election of Trustees which shall only require a plurality, of votes cast at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by applicable law or any provision of this Declaration or the By-laws.

Section 4.8.  Action by Written Consent in Lieu of Meeting of Shareholders.   Any action required or permitted to be taken at a meeting of the Shareholders may be taken, if so directed by the Trustees, without a meeting by written action executed by Shareholders, as of a record date specified in accordance with the By-Laws, holding not less than the minimum voting power that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting.  The written action shall be effective when it has been executed by the requisite number of Shareholders and delivered to the Secretary of the Trust, unless a different effective time is provided in the written action.  Such a consent may be executed and delivered by electronic means in accordance with any procedures that may be adopted by the Trustees from time to time.

Section 4.9.  Series and Classes of Shares.

(a)  Series.   The current Series of  the Trust are set forth on Schedule A hereto.  The Trustees may from time to time authorize the division of Shares into additional Series.  The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any Series shall be established and designated by the Trustees, and may be modified by the Trustees from time to time, upon and subject to the following provisions:

(i)  Subject to variations between Classes of Shares of a Series, all Shares shall be identical except that there may be such variations as shall be fixed and determined by the Trustees from time to time between different Series, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, redemptions, redemption fees, conversions and exchanges, and special and relative rights as to dividends and on liquidation, and each Series shall have such business purpose or investment objective as shall be determined by the Trustees.  Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined below) are allocated to such Series).  All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

(ii)  The number of authorized Shares of each Series and the number of Shares of each Series that may be issued shall be unlimited.  The Trustees may divide or combine any issued or unissued Shares of any Series into a greater or lesser number; classify or reclassify any issued or unissued Shares into one or more Series; terminate any one or more Series to the extent and as provided in Section 10.1 hereof; change the name of a Series; and take such other action with respect to the Series as the Trustees may deem desirable.

(iii)   All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively, the “Assets”), shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of the Trust.  Such Assets, together with any General Assets (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as "Assets belonging to" that Series.  In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as Assets belonging to any particular Series (collectively, the "General Assets"), the Trustees shall allocate such General Assets to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Assets allocated to a particular Series shall be Assets belonging to that Series.  Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.  Separate and distinct records shall be maintained for each Series and the Assets belonging to each Series shall be held and accounted for in such separate and distinct records separately from the Assets belonging to all other Series and the General Assets of the Trust not allocated to such Series.

(iv)  The Assets belonging to a particular Series shall be charged with the debts, liabilities and obligations of the Trust in respect of that Series and with all expenses, costs, charges and reserves attributable to that Series, including organizational expenses related to that Series (collectively, the “Liabilities”), which Liabilities shall be recorded upon the books of the Trust.  Such Liabilities together with any General Liabilities (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as "Liabilities belonging to" that Series.  In the event there are any debts, liabilities, obligations, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular Series (collectively, the "General Liabilities"), the Trustees shall allocate and charge such General Liabilities to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Liabilities so allocated to a particular Series shall belong to that Series.  Each such allocation by the Trustees shall be conclusive and binding upon all concerned for all purposes.  Without limiting the foregoing, but subject to the right of the Trustees to allocate General Liabilities as herein provided, the Liabilities belonging to a particular Series shall be enforceable only against the Assets belonging to such Series and not against the assets of the Trust generally or against the Assets belonging to any other Series, and none of the General Liabilities incurred, contracted for or otherwise existing with respect to the Trust generally or any Liabilities incurred, contracted for or otherwise existing with respect to any other Series shall be enforceable against the Assets belonging to such Series.  Any person extending credit to, contracting with or having any claim against any Series may look only to the Assets belonging to that Series to satisfy or enforce any Liability belonging to that Series.  No Shareholder or former Shareholder of any Series, in such capacity, shall have a claim on or any right to any Assets belonging to any other Series.

(b)  Classes.   The current Classes are set forth on Schedule B hereto with respect to those Series identified on such Schedule.  The Trustees may from time to time authorize the division of Shares of the Trust or any Series thereof into additional Classes.  The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class shall be established and designated by the Trustees and may be modified by the Trustees from time to time.  All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and not prohibited by the 1940 Act, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, right of redemption, and the price, terms and manner of redemption, conversion and exchange rights and features and special and relative rights as to dividends and on liquidation.  The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited.  The Trustees may divide or combine the issued or unissued Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; terminate any one or more Classes of Shares to the extent and as provided in Section 10.1 hereof; change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable.  To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series.  All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

(c)   Establishment and Designation of Series and Classes   The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and the relative rights, preferences, privileges, limitations, restrictions and other relative terms of such Series and/or Class, whether directly in such resolution or instrument or by reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time, including any Prospectus relating to such Series or Class.  Any such instrument executed by a majority of the

Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary or an Assistant Secretary of the Trust (in each case, a "Designation"), shall further be filed in accordance with the provisions of Section 11.2 hereof.  Additions or modifications to a Designation shall be made in the same manner as is permitted for the establishment and designation of such Series or Class.

Section 4.10.  Disclosure of Shareholder Holdings.  The holders of Shares or other securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code; to comply with the requirements of any other law or regulation; or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by applicable law or as the Trustees may otherwise decide.

Section 4.11.  Access to Trust Records.  Shareholders shall only have such right to inspect the records, documents, accounts and books of the Trust as are granted to shareholders under the Massachusetts Business Corporation Act.

Section 4.12.  Communications with Shareholders.  Any notices, reports, statements, or communications with Shareholders of any kind required under this Declaration, including any such communications with Shareholders or their counsel or other representatives required under Section 9.8 hereof, or otherwise made by the Trust or its agents on behalf of the Trust shall be governed by the provisions pertaining thereto in the By-laws.

ARTICLE V

THE TRUSTEES

Section 5.1.  Management of the Trust.   The business and affairs of the Trust shall be managed under the direction of the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility, including, without limitation, those powers described more fully in Article VI hereof.

Section 5.2.  Qualification and Number.   Each Trustee shall be a natural person.  A Trustee need not be a citizen of the United States or a resident of the Commonwealth of Massachusetts.  By a majority vote or consent of the Trustees as may then be in office, the Trustees may from time to time establish the number of Trustees.  No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to Section 5.4 hereof.

Section 5.3.  Term and Election.   Except as provided in Section 5.4 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder.  Any Trustee vacancy may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act, or, if for any reason there are no Trustees then in office, vacancies may be filled by the officers of the Trust elected pursuant to Section 6.2(b)(iii) hereof, or may be filled in any other manner permitted by the 1940 Act.

Section 5.4.  Resignation, Retirement and Removal.   Any Trustee may resign or retire as a Trustee by an instrument in writing signed by him and delivered or mailed to the Chair, if any, the President or the Secretary, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument.  Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or who is otherwise required to retire in accordance with, any written policy adopted from time to time by at least two-thirds (2/3) of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and any Trustee who has become incapacitated by illness or injury as determined by at least two-thirds (2/3) of the other Trustees or declared incompetent by a court of appropriate jurisdiction, may be retired by written instrument signed by at least two-thirds (2/3) of the other Trustees.  Except as aforesaid, any Trustee may be removed from office only (i) with or without cause by action of the Shareholders of the Trust as provided in Section 4.7 hereof or (ii) with cause by the action of at least two-thirds (2/3) of the Trustees whose removal is not proposed or (iii) without cause by the unanimous action of the Trustees whose removal is not proposed, specifying the date when such removal shall become effective.  Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning, retiring or removed Trustee shall have any right to any compensation for any period following his resignation, retirement or removal, or any right to damages on account of such resignation, retirement or removal.

Section 5.5.  Vacancies.   The death, resignation, retirement, removal, or incapacity of one or more of the Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration.  Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as fixed is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

Section 5.6.   Ownership of Assets of the Trust.  The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees.  All right, title and interest in the assets of the Trust shall at all times be considered as automatically vested in the Trustees as shall be from time to time in office.  Upon the resignation, retirement, removal, incapacity or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees.  Such vesting and cessation of title shall be effective without the execution or delivery of any conveyancing or other instruments.  No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any Series thereof or any right of partition or possession thereof.

ARTICLE VI

POWERS OF TRUSTEES

           Section 6.1.  General Powers.  The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust but with full powers of delegation, except as may otherwise be expressly prohibited by this Declaration.  The Trustees shall have the power to direct the business and affairs of the Trust and carry on the Trust's operations and maintain offices both within and outside the Commonwealth of Massachusetts, and to do or authorize all such other things and execute or authorize the execution of all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust.  With respect to any power or authority of the Trustees hereunder, whether stated or implied, the Trustees shall have all further powers and authority as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of any action authorized by the Trustees.  In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.  Without limiting the foregoing, the Trustees shall have power and authority to operate and carry on the business of an investment company and the Trustees shall exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a business trust.  The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers.  Whenever in this Declaration the Trustees are given authority to act on behalf of the Trust or to direct, authorize or cause the Trust to take any action, such power and authority shall apply, mutatis mutandis, to any action of the Trust on behalf of any Series or Class.

           Section 6.2.   Certain Specific Powers   (a) Investments.   The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to investments by fiduciaries, but shall have full authority and power to authorize the Trust to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell, terminate, exercise or otherwise dispose of, to lend or to pledge, to write, enter into, engage, trade or deal in any and all investments or investment strategies as they may deem proper at any time and from time to time to accomplish the purpose of the Trust or any Series thereof.  In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority to authorize the Trust:

(i)  to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other assets;

(ii)  to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form or either in the Trust's name or in the name of a custodian or a nominee or nominees;

(iii)  to exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv)  to acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, securities, currencies, any commodities, and any interest therein;

(v)  to borrow money for any purpose and in this connection issue notes or other evidence of indebtedness;

(vi)  to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any portion of the Trust Property;

(vii)   to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person;

(viii)   to lend money or any other Trust Property;

(ix)   to aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest;

(x)  to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(xi)   to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust;

(xii)  to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer;

(xiii)  to pay calls or subscriptions with respect to any security held in the Trust; and

(xiv)  to join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b)  Additional Powers.  The Trustees shall have the power and authority on behalf of the Trust:

(i)  to employ, engage or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof, including, without limitation, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member, whether as agents or independent contractors of the Trust or any Series thereof, or as delegates of the Trustees, officers, or any other Person who may be involved with the management of the business affairs of the Trust or any Series thereof, to have such titles, and such rights, powers and duties as the Trustees may determine from time to time, and to terminate any such employment, engagement or contract or other relationship;

(ii)  to authorize the Trust to enter into joint ventures, partnerships and any other combinations or associations;

(iii)  to elect and remove such officers as they consider appropriate;

(iv)  to authorize the Trust to indemnify any person with whom the Trust has dealings, including, without limitation, any investment adviser or sub-adviser, distributor, administrator or sub-administrator, custodian or sub-custodian, transfer agent or sub-transfer agent, selected dealers, other agents or independent contractors to such extent as the Trustees shall determine;

(v)  to authorize the Trust to purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees and any other  Persons, including, without limitation, any agents, investment advisers or sub-advisers, distributors, administrators or sub-administrators, transfer agents or sub-transfer agents, selected dealers or independent contractors of the Trust, against any or all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property, (C) insurance as may be required by applicable law, or (D) such other insurance as the Trustees shall deem advisable, in each case as the Trustees shall determine;

(vi)  to authorize the Trust to establish pension, profit-sharing, share purchase, deferred compensation and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vii)  to authorize the Trust to guarantee indebtedness or contractual obligations of others;

(viii)  to determine and change the fiscal year of the Trust or any Series therein and the method by which its accounts shall be kept;

(ix)  to adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust; and

(x)  to engage in any other lawful act or activity in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c)  The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees’ powers and authority.

Section 6.3.  Issuance and Repurchase of Shares.  The Trustees shall have the power to authorize the Trust to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 6.4.   Delegation; Committees.  The Board of Trustees shall have power to delegate from time to time to one or more of its Trustees or to officers, employees, agents or independent contractors of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Board of Trustees may deem expedient, except to the extent such delegation is prohibited by applicable law.  Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Board of Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office and such other members as the Board of Trustees shall approve, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.  Each committee shall have such powers and authority as shall be authorized by the Board of Trustees, and may fix its own rules and procedures, and adopt its own charter, in each case subject to approval by the Board of Trustees.  The Board of Trustees may abolish any such committee or rescind any action of any committee at any time in its sole discretion.  Any committee to which the Board of Trustees delegates any of its powers shall maintain records of its meetings and shall report its actions to the Board of Trustees.

Section 6.5.  Collection and Payment.  The Trustees shall have the power to authorize the Trust or its agents to:  collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments; but the Trustees shall have no liability for failing to authorize any of the foregoing.

Section 6.6.  Expenses.  The Trustees shall have the power to authorize the Trust to incur and pay any expenses which, in the opinion of the Trustees, are necessary or incidental to carry out any of the purposes of this Declaration, to pay compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements.  The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 6.7.  Manner of Acting.  Except as otherwise provided herein, under applicable law or in the By-laws, any action to be taken or determination made by the Trustees may be taken or made by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by unanimous written consent of the Trustees then in office.  Any such action or determination may be made by reference to one or more documents or instruments or policies or procedures outside this Declaration and outside the resolutions of the Trustees.  Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them in their sole discretion and without the vote or consent of Shareholders.

Section 6.8.  By-laws.  The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and shall have the exclusive power to amend or repeal such By-laws.

Section 6.9.  Principal Transactions.  Except in transactions not permitted by the 1940 Act, the Trustees may authorize the Trust to buy any securities or other assets from or sell or lend any securities or other assets of the Trust to, any affiliate of the Trust or any account managed by an affiliate of the Trust, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser (or sub-adviser), distributor, administrator (or sub-administrator), custodian (or sub-custodian), transfer agent or (sub-transfer agent) or affiliate of the Trust or any account managed by an affiliate of the Trust.

Section 6.10.  Effect of Trustees' Determination.  Any action taken or determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other Person.

ARTICLE VII

SERVICE PROVIDERS

Section 7.1.  Investment Adviser and Administrator.  The Trust may enter into contracts with one or more Persons, to act as investment adviser, investment sub-adviser, manager, administrator, sub-administrator or other agent to the Trust or Series, and as such to perform such functions as the Trustees may deem reasonable and proper, including, without limitation, investment advisory, management, research, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Trustees may deem advisable.  The Trustees may also authorize any adviser or sub-adviser to employ one or more sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Trustees.

Section 7.2.  Underwriter; Transfer Agent; Shareholder Servicing Agent; Custodian.  The Trust may enter into a contract or contracts with one or more Persons to act as underwriters, distributors or placement agents whereby the Trust may either agree to sell Shares of the Trust or any Series or Class to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such Shares and with such other provisions as the Trustees may deem reasonable and proper, and the Trust may from time to time enter into transfer agency, sub-transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may deem advisable.

All securities and cash of the Trust shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians or shall otherwise be held in accordance with the 1940 Act.

Section 7.3.  Parties to Contract.  Any contract of the character described in this Article VII may be entered into with any Person, including, without limitation, the investment adviser, any investment sub-adviser or an affiliate of the investment adviser or sub-adviser, although one or more of the Trustees, officers, or Shareholders of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VII or the By-laws.  The same Person may be a party to more than one contract entered into pursuant to this Article VII and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Article VII.

           Section 7.4.  Further Authority of Trustees.  The authority of the Trustees hereunder to authorize the Trust to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, novate, or terminate such contracts, agreements or arrangements.  The enumeration of any specific contracts in this Article VII shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 6.2 hereof to authorize the Trust to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE VIII

DISTRIBUTIONS; REDEMPTIONS; DETERMINATION OF NET ASSET VALUE

Section 8.1.  Distributions.  The Trustees may from time to time declare and authorize the payment of, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time or frequency, which may be monthly or otherwise, for the declaration and payment of, such dividends and distributions on Shares of a particular Series or Class thereof as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices.  All dividends and distributions on Shares of a particular Series shall be distributed only from the Assets belonging to that Series, as such term is defined in Section 4.9 hereof, and shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series held by such Shareholders at the date and time of record for the payment of such dividends or distributions, subject to any variations with respect to Classes of Shares of such Series, if any, and in a manner consistent with the 1940 Act and the Code.  Such distributions may be paid in cash and/or in securities or other property, and the composition of any such distribution shall be determined by the Trustees and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

Section 8.2.  Redemption of Shares. All shares of the Trust shall be redeemable at the redemption price determined in the manner set out in this Declaration.  The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such offices or agencies and in accordance with such conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares as may be described in the applicable Prospectus.

Section 8.3.  Redemption Price.  Shares of each Series and Class thereof shall be redeemed at their net asset value determined as set forth in Section 8.7 hereof as of such time as the Trustees shall have theretofore prescribed, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 8.4.   Payment.  Payment of the redemption price of Shares of any Series or Class thereof shall be made in cash or in property or any combination thereof, out of the Assets belonging to such Series, as such term is defined in Section 4.9 hereof, and the composition of any such payment may be different among Shareholders (including differences among Shareholders in the same Series or Class), at such time and in the manner as may be specified from time to time in the applicable Prospectus.  In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 8.5.  Redemption of Shareholder's Interest By Action of Trust. Subject to the provisions of the 1940 Act, the Trust may redeem some or all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason and under terms set by the Trustees, including by way of illustration, for the following reasons:

(a)  the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees;

(b)  the determination that direct or indirect ownership of Shares by any person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Code;

(c)  the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity;

(d)  the failure of a Shareholder to pay when due for the purchase of Shares issued to such Shareholder;

(e)  the failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Class or Series of Shares;

(f)   the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 4.4 hereof;

(g)  the determination that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class;

(h)  the failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 4.10 hereof;

(i)   in connection with the termination of any Series or Class of Shares; or

(j)  when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 8.6.  Suspension of Right of Redemption.  Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

Section 8.7.  Determination of Net Asset Value; Valuation of Portfolio Assets.  The Trustees may from time to time prescribe such bases and times for determining the per Share net asset value of the Shares of the Trust or any Series or Class thereof and may prescribe or approve the procedures and methods for determining the value of portfolio assets as they may deem necessary or desirable.

The Trust may suspend the determination of net asset value during any period when it may suspend the right of the holders of Shares to require the Trust to redeem Shares.

Section 8.8.  Constant Net Asset Value.  With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

           Section 8.9   Reserves.  The Trustees may set apart, from time to time, out of any funds of the Trust or Series or of funds allocable to a Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

           Section 8.10.  Determination by Trustees.  The Trustees may make any determinations they deem necessary with respect to the provisions of this Article VIII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are to be treated as income and which as capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 9.1.  No Personal Liability of and Indemnification of Shareholders.  No personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class shall attach to any Shareholder or former Shareholder of the Trust.  In case any Shareholder or former

Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one Series, the applicable Series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder's ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets.  The Trust shall, upon request by the Shareholder or former Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  Except as otherwise specifically provided in this Declaration or in the By-Laws, the Trust shall have no obligation to pay or reimburse on behalf of any Shareholder, or to indemnify any Shareholder against, any fees, expenses or costs arising under any circumstances, whether in connection with a proceeding of any kind or otherwise.

Section 9.2.  Limitation of Liability of Trustees and Others.  (a)  No Liability to Third Parties.  No person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the affairs of the Trust; and all persons shall look solely to the Trust Property or Property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefore.

(b)  Limitation of Liability to Trust and Shareholders.  No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law.

(c)  No Liability for Acts of Others.  Without limiting the foregoing limitations of liability contained in this Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

(d)  Notice in Instruments.  Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer on behalf of the Trust shall give notice that this Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, shall recite that the same was executed or made by or on behalf of the Trust by them as Trustees or as officers and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recitals as they or he or she may deem appropriate, but the omission thereof shall not operate to bind any Trustees or officers or Shareholders  individually.

Section 9.3.   Experts; No Bond or Surety.  The Trustees may rely upon advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice.  In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into hereunder.  The appointment, designation or identification (including in any proxy or registration statement or other document) of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee or as having experience, attributes or skills in any area, or any other appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.  In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee's rights or entitlement to indemnification or advancement of expenses.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 9.4.  Liability of Third Persons Dealing with the Trust or Trustees. No person dealing with the Trust or the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trust or Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 9.5.  Indemnification and Advancement of Expenses.  Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust or the applicable Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Section 9.6.  Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.  Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Section 9.7.  Amendments and Modifications.  Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Section 9.8.  Derivative Actions.  (a)  The purpose of this Section 9.8 is to protect the interests of the Trust and its Shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and its Shareholders as a result of spurious shareholder demands and derivative actions.

(b)  No Shareholder may bring a derivative or similar action or proceeding in the right of the Trust or any Series to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

(i)  Each complaining Shareholder was a Shareholder of (A) the Series on behalf of or in the right of which the derivative action is proposed to be brought and (B) a Class of the Series affected by the action or failure to act complained of, to the extent that fewer than all Classes were affected (the “affected Series or Class”), at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time;

(ii)  Each complaining Shareholder was a Shareholder of the affected Series or Class at the time the demand required by subparagraph (iii) below was made;

(iii)  Prior to the commencement of such derivative action, the complaining Shareholders have made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself on behalf of the affected Series or Class (a "demand"), which demand (A) shall be executed by or on behalf of no less than three complaining Shareholders who together hold not less than ten percent (10%) of the voting power of the affected Series or Class, none of which shall be related to (by blood or by marriage) or otherwise affiliated with any other complaining Shareholder (other than as Shareholders of the Trust); and (B) shall include at least the following:

(1)  a copy of the proposed derivative complaint, setting forth a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought;

(2)  a statement to the effect that the complaining Shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the rights of the affected Series or Class and an explanation of why the complaining Shareholders believe that to be the case;

(3)  a certification that the requirements of sub-paragraphs (i) and (ii) of this paragraph (b) have been met, as well as information and documentation reasonably designed to allow the Trustees to verify that certification;

(4)  a list of all other derivative or class actions in which any of the complaining Shareholders is or was a named plaintiff, the court in which such action was filed, the date of filing, the name of all counsel to any plaintiffs and the outcome or current status of such actions;

(5)  a certification of the number of Shares of the affected Series or Class owned beneficially or of record by each complaining Shareholder at the time set forth in clauses (i), (ii) and (iii) of this subsection (b) and an undertaking that each complaining Shareholder will be a Shareholder of the affected Series as of the commencement of and throughout the derivative action and will notify the Trust in writing of any sale, transfer or other disposition by any of the complaining Shareholders of any such Shares within three business days thereof; and

(6)  an acknowledgment of the provisions of paragraphs (d) and (e) of this Section 9.8 below; and

(iv)  The derivative action has not been barred in accordance with paragraph (c)(1) below.

(c)  Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand (the “independent Trustees”) will consider, with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust.  If, during this 90-day period, those independent Trustees conclude that a determination as to the maintenance of a suit cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period of time that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 60 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”).  Notice of any such decision to extend the review period shall be sent in accordance with the provisions of Section 4.12 hereof to the complaining Shareholders, or, the Shareholders’ counsel if represented by counsel, in writing within five business days of any decision to extend the period.  Trustees who are not deemed to be Interested Persons of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a derivative action.  A Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent solely by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness, or (iv) the fact that the Trustee approved the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders.

(1)  If the demand has been properly made under paragraph (b) of this Section 9.8, and a majority of the independent Trustees have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust, the demand shall be rejected and the complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust.  If upon such consideration a majority of the independent Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall either cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively, or permit the complaining Shareholders to proceed derivatively, provided however that any counsel representing the interests of the Trust shall be approved by the Trustees.  The Trustees, or the appropriate officers of the Trust, shall inform the complaining Shareholders of any decision reached under this sub-paragraph (1) by sending in accordance with the provisions of Section 4.12 hereof written notice to each complaining Shareholder, or the Shareholder’s counsel, if represented by counsel, within five business days of such decision having been reached.

(2)  If notice of a decision has not been sent to the complaining Shareholders or the Shareholders’ counsel within the time permitted by paragraph (1) above, and sub-paragraphs (i) through (iv) of paragraph (b) above have been complied with, the complaining Shareholders shall not be barred by this Declaration from commencing a derivative action.

(d)  A complaining Shareholder whose demand is rejected pursuant to paragraph (c)(1) above shall be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose.  A Shareholder who commences or maintains a derivative action in violation of this Section 9.8 shall reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with this Section 9.8.  If a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action shall be borne by the Shareholders who commenced the action.

(e)  The Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining Shareholder in any circumstances only if required by law.  Any attorneys’ fees so incurred by a complaining Shareholder that the Trust is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates.

(f)  A Shareholder of a particular Series of the Trust shall not be entitled in such capacity to commence a derivative action on behalf of any other Series of the Trust.

ARTICLE X

TERMINATION; MERGERS AND SALE OF ASSETS

Section 10.1.  Termination of Trust, Series or Class.  (a)  Unless terminated as provided herein, the Trust shall continue without limitation of time.  The Trust or any Series or Class of the Trust may be terminated at any time (i) by the unanimous vote of the Trustees with written notice to the Shareholders of the Trust or such Series or Class, as the case may be, or (ii) if such action is recommended by the vote of a majority of the Trustees, by the affirmative vote of the Shareholders of the Trust or such Series or Class, as applicable, as provided in Section 4.7 hereof.

(b)  Upon the requisite action of the Trustees or Shareholders to terminate the Trust or such Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, as may be determined by the Trustees, which may include the establishment of a liquidating trust or similar vehicle, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets of the Trust or assets of the particular Series thereof to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Shares of the Trust or such Series in the manner determined by the Trustees, provided that Shareholders of a particular Series shall be entitled to receive a pro rata share of the net assets of such Series only, subject to any variations with respect to Classes of Shares of such Series, if any.  Thereupon, the Trust or any affected Series shall terminate, and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust or such Series shall be canceled and discharged, and without limiting the foregoing, in the event that following the final distribution of the net assets of and the termination of the Trust or affected Series, as the case may be, the Trust or affected Series, receives or is entitled to receive any assets, the Trustees shall be under no obligation to distribute or provide for the distribution of such assets to the Shareholders of the Trust or affected Series, but may make such other arrangements for the distribution of such assets as they shall determine in their sole discretion to be reasonable or appropriate under the circumstances.  Notwithstanding the foregoing, at their discretion, the Trustees may abandon any previously adopted plan to terminate the Trust or a Series at any time.  The Trustees shall file or cause to be filed any instruments as may be required to be filed with the Commonwealth of Massachusetts or any other governmental office where such filing may be required in connection with the termination of the Trust or any Series thereof.

Section 10.2.  Sale of Assets; Reorganization; Merger or Consolidation.  The Trust or any Series or Class may sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class), including its good will, to any one or more business trusts or other business entities or series or classes thereof (including another Series or Class of the Trust) or may merge or consolidate with or into one or more business trusts or other business entities or series, in each case upon such terms and conditions and for such consideration (which may include the assumption of some or all of the outstanding obligations and liabilities, accrued or contingent, whether known or unknown, of the Trust or such Series or Class), as authorized by the Trustees and consented to by the affirmative vote of the Shareholders representing at least a majority of the voting power of the Shares of the Trust or such Series or Class thereof outstanding and entitled to vote.

Section 10.3.  Combination of Classes.  The authority of the Trustees under this Article X with respect to the merger, consolidation, sale of assets or reorganization of any Class of the Trust or any Series thereof is in addition to the authority of the Trustees under Section 4.9 hereof to combine two or more Classes of a Series into a single Class.

ARTICLE XI

AMENDMENTS; FILINGS; MISCELLANEOUS

Section 11.1.  Amendments to Declaration. (a)   The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration, provided, however, that an amendment to any provision of Article V hereof shall require the vote of two-thirds (2/3) of the Trustees then in office.

(b)  No amendment may be made under this Section 11.1 which would diminish or eliminate any voting rights under this Declaration of the Shareholders of the Trust or any Series or Class thereof, as detailed in Section 4.5 hereof, except with the vote or consent of the holders of Shares representing at least a majority of the voting power of the Shares of the Trust or such Series or Class thereof outstanding and entitled to vote.

(c)  Nothing contained in this Declaration shall permit the amendment of this Declaration to impair any exemption from or limitation of personal liability of any Person who is or has been a Shareholder, Trustee, officer, or employee of the Trust, or limit the rights to indemnification, advancement of expenses or insurance provided in Article IX with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under such Article prior to such amendment.

Section 11.2.  Filings; Copies of Declaration; Counterparts; Headings. The original or a copy of this instrument and of each amendment and/or restatement hereto shall be kept in the office of the Trust where it may be inspected by any Shareholder.  A copy of this instrument, any amendment thereto, and any Designation executed in accordance with Section 4.9 hereof shall be filed by the Trustees with the Secretary of the Commonwealth of Massachusetts, as well as any other governmental office where such filing may from time to time be required, provided, however, that the failure to so file will not invalidate this instrument, any properly authorized amendment hereto, or Designation.  Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments, restatements or Designations have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such amendments, restatements or Designations.  This instrument may be executed in any number of counterparts, each of which shall be deemed an original.  Headings are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than the headings, shall control.

Section 11.3.  Trustees May Resolve Ambiguities. The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Section 11.4.  Applicable Law; Jury Waiver; Forum Selection. (a)  The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts, without reference to its conflicts of law rules, as a Massachusetts business trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers and privileges afforded to business trusts or actions that may be engaged in by business trusts, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

(b)  Notwithstanding the first sentence of Section 11.4(a) hereof, there shall not be applicable to the Trust, the Trustees, or this Declaration any provisions of the laws (statutory or common) of the Commonwealth of Massachusetts (other than Chapter 182 of the Massachusetts General Laws) or any other state pertaining to trusts, including by way of illustration and without limitation, laws that relate to or regulate:  (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents, or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding, or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount, or concentration of trust investments or requirements relating to the titling, storage, or other manner of holding of trust assets; or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees, if such laws are inconsistent with the authorities and powers or limitation on liability of the Trustees set forth or referenced in this Declaration.

(c)  No provision of this Declaration shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

(d)  Any action commenced by a Shareholder, directly or derivatively, against the Trust or a Series thereof, its Trustees or officers, shall be brought only in the U.S. District Court for the District of Massachusetts, or if such action may not be brought in that court, then such action shall be brought in Massachusetts Superior Court, in Boston, Massachusetts (each, a “Chosen Court”).  The Trust, its Trustees and officers, and its Shareholders each (a) consent to jurisdiction in the Chosen Courts; (b) waive any objection to venue in either Chosen Court and (c) waive any objection that either Chosen Court is an inconvenient forum.  In any action commenced by a Shareholder against the Trust or any Series thereof, its Trustees or officers, or as a derivative action on behalf of the Trust, or any Series thereof there shall be no right to a jury trial.  THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

Section 11.5.  Provisions in Conflict with Law or Regulations.  (a)  The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision, in whole or in part, is in conflict with the 1940 Act, the regulated investment company provisions of the Code, and the regulations thereunder, or with other applicable laws and regulations, the conflicting provision, or the conflicting part or parts thereof, shall be deemed not to constitute a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b)  If any provision of this Declaration shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such provision, or such part or parts thereof, in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

Section 11.6.  Writings.  To the fullest extent permitted by applicable law, except as the Trustees may otherwise determine:

(a)  any requirements in this Declaration or in the By-laws that any action be taken by means of any writing, including, without limitation, any written instrument, any written consent or any written agreement, shall be deemed to be satisfied by means of any electronic record in such form that is acceptable to the Trustees provided such form is capable of conversion into a written form within a reasonable time; and

(b)  any requirements in this Declaration or in the By-laws that any writing be signed shall be deemed to be satisfied by any electronic signature in such form that is acceptable to the Trustees.

IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this instrument as of the date first written above.

_________________________
[name]
[address]

_________________________
[name]
[address]

_________________________
[name]
[address]

_________________________
[name]
[address]

_________________________
[name]
[address]

_________________________
[name]
[address]

_________________________
[name]
[address]

SCHEDULE A
Series
(Effective as of [  ])

NOW THEREFORE, the following Series of the Trust are established with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

1.           Each Share of a Series is entitled to all the rights and preferences accorded to Shares under the Declaration.

2.           The number of authorized Shares of a Series is unlimited.

3.           A Series shall be authorized to hold cash, invest in securities, instruments and other property, use investment techniques, and have such goals or objectives as from time to time described in the prospectus and statement of additional information contained in the Trust’s then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Series, as the same may be amended and supplemented from time to time (“Prospectus”).  Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined in the Declaration) are allocated to such Series), and shall be entitled to receive its pro rata share of the net assets of the Series upon liquidation of the Series, all as set forth in Section 4.9 of the Declaration.

4.           With respect to a Series, (a) the purchase price of the Shares, (b) fees and expenses,  (c) qualifications for ownership, if any, (d) the method of determination of the net asset value of the Shares, (e) minimum purchase amounts, if any, (f) minimum account size, if any, (g) the price, terms and manner of redemption of the Shares, (h) any conversion or exchange feature or privilege, (i) the relative dividend rights, and (j) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Series.

5.           The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Series that have been established by the Trustees or redesignate any of the Series without any action or consent of the Shareholders.

6.           The designation of any Series hereby shall not impair the power of the Trustees from time to time to designate additional Series of Shares of the Trust.

7.           Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

SCHEDULE B

Designation of Classes of Shares
(Effective as of [  ])

NOW THEREFORE, the following Classes as listed below with respect to the identified Series of the Trust are established with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

Series	Classes

1.           Each Share of each Class is entitled to all the rights and preferences accorded to Shares under the Declaration.

2.           The number of authorized Shares of each Class is unlimited.

3.           All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and set forth in the Trust’s then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Class of such Series, as the same may be amended and supplemented from time to time (“Prospectus”).  The Trustees may change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable.

4.           With respect to the Shares of a Class of a Series, (a) the time and method of determining the purchase price, (b) the fees and expenses, (c) the qualifications for ownership, if any, (d) minimum purchase amounts, if any, (e) minimum account size, if any, (f) the price, terms and manner of redemption of, (g) any conversion or exchange feature or privilege, (h) the relative dividend rights, and (i) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Class of such Series.

5.           The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class of a Series that have been established by the Trustees, divide or combine the issued or unissued Shares of any Class of a Series into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class of a Series into one or more Classes of such Series; combine two or more Classes of a Series into a single Class of such Series; in each case without any action or consent of the Shareholders.

6.           The designation of any Class hereby shall not impair the power of the Trustees from time to time to designate additional Classes of Shares of a Series or terminate any one or more Classes of a Series hereby designated.

7.           Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

Aquila Tax-Free Fund of Colorado
Aquila Churchill Tax-Free Fund of Kentucky
Aquila Narragansett Tax-Free Income Fund
Aquila Tax-Free Fund For Utah
each a series of

AQUILA MUNICIPAL TRUST

380 Madison Avenue Suite 2300
New York, NY 10017
800-437-1020
212-697-6666

STATEMENT OF ADDITIONAL INFORMATION

[    ], 2013

           This Statement of Additional Information (the “SAI”) is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated [   ], 2013) which covers Class A, Class C, Class I and Class Y Shares of each Successor Fund to be issued in exchange for shares of the corresponding Current Fund, as shown below. Please retain this SAI for further reference. A copy of the Proxy Statement/Prospectus may be obtained, free of charge, by writing to the Funds’ Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017, or by calling the Aquila Group of Funds at 1-800-437-1020 toll-free or 212-697-6666.

Current Fund	Successor Fund
Tax-Free Fund of Colorado, the sole series of Tax-Free Fund of Colorado	Aquila Tax-Free Fund of Colorado, a series of Aquila Municipal Trust
Churchill Tax-Free Fund of Kentucky, the sole series of Churchill Tax-Free Fund of Kentucky	Aquila Churchill Tax-Free Fund of Kentucky, a series of Aquila Municipal Trust
Aquila Narragansett Tax-Free Income Fund, the sole series of Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund, a series of Aquila Municipal Trust
Tax-Free Fund For Utah, the sole series of Tax-Free Fund For Utah	Aquila Tax-Free Fund For Utah, a series of Aquila Municipal Trust

Page
INTRODUCTION
DOCUMENTS INCORPORATED BY REFERENCE
PRO FORMA FINANCIAL STATEMENTS
ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUNDS
FUND HISTORY
INVESTMENT STRATEGIES AND RISKS
FUND POLICIES
MANAGEMENT OF THE FUND
OWNERSHIP OF SECURITIES
INVESTMENT ADVISORY AND OTHER SERVICES
BROKERAGE ALLOCATION AND OTHER PRACTICES
CAPITAL STOCK
PURCHASE, REDEMPTION, AND PRICING OF SHARES
ADDITIONAL TAX INFORMATION
UNDERWRITERS
APPENDIX A DESCRIPTION OF SECURITIES RATINGS
APPENDIX B ADDITIONAL INFORMATION ABOUT THE COLORADO ECONOMY AND COLORADO OBLIGATIONS
APPENDIX C ADDITIONAL INFORMATION ABOUT THE KENTUCKY ECONOMY AND KENTUCKY OBLIGATIONS
APPENDIX D ADDITIONAL INFORMATION ABOUT THE RHODE ISLAND ECONOMY AND RHODE ISLAND OBLIGATIONS
APPENDIX E ADDITIONAL INFORMATION ABOUT THE UTAH ECONOMY AND UTAH DOUBLE-EXEMPT OBLIGATIONS

INTRODUCTION

This SAI is intended to supplement the information provided in a Proxy Statement and Prospectus dated [   ] 2013 (the “Proxy Statement and Prospectus”) relating specifically to (i) the proposed transfer of all of the assets and the assumption of all of the liabilities of each Current Fund, in exchange for shares of the corresponding Successor Fund to be distributed to the shareholders of the Current Fund, and (ii) the solicitation by each Current Fund’s Board of Trustees of proxies to be used at a special meeting of the shareholders of the Current Fund to be held on July 24, 2013. Each Successor Fund is a newly-organized fund that will commence operations upon consummation of the proposed reorganization. Please retain this Statement of Additional Information for further reference.

DOCUMENTS INCORPORATED BY REFERENCE

This Statement of Additional Information consists of these cover pages, additional information regarding the Successor Funds and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the "SEC") and is incorporated by reference herein.

1.           Tax-Free Fund of Colorado’s Annual Report for the fiscal year ended December 31, 2012 (File Nos. 33-12381 and 811-5047) as filed with the Securities and Exchange Commission on March 5, 2013 (Accession No. 0000915402-13-000008) is incorporated herein by reference.

2.           Tax-Free Fund of Colorado’s Statement of Additional Information, dated April 25, 2013 (File Nos. 33-12381 and 811-5047) as filed with the Securities and Exchange Commission on April 18, 2013 (Accession No. 0000707800-13-000006) is incorporated herein by reference.

3.           Churchill Tax-Free Fund of Kentucky’s Annual Report for the fiscal year ended December 31, 2012 (File Nos. 33-13021 and 811-5086) as filed with the Securities and Exchange Commission on March 5, 2013 (Accession No. 0000812006-13-000002) is incorporated herein by reference.

4.           Churchill Tax-Free Fund of Kentucky’s Statement of Additional Information, dated April 25, 2013 (File Nos. 33-13021 and 811-5086) as filed with the Securities and Exchange Commission on April 18, 2013 (Accession No. 0000812006-13-000004) is incorporated herein by reference.

5.           Aquila Narragansett Tax-Free Income Fund’s Annual Report for the fiscal year ended June 30, 2012 (File Nos. 33-48696 and 811-6707) as filed with the Securities and Exchange Commission on September 6, 2012 (Accession No. 0000888955-12-000031) is incorporated herein by reference.

6.           Aquila Narragansett Tax-Free Income Fund’s Semi-Annual Report for the fiscal period ended December 31, 2012 (File Nos. 33-48696 and 811-6707) as filed with the Securities and Exchange Commission on March 4, 2013 (Accession No. 0000888955-13-000004) is incorporated herein by reference.

7.           Aquila Narragansett Tax-Free Income Fund’s Statement of Additional Information, dated October 25, 2012 (File Nos. 33-48696 and 811-6707) as filed with the Securities and Exchange Commission on October 16, 2012 (Accession No. 0000888955-12-000036), and revised on October 25, 2012 (Accession No. 0000888955-12-000041) is incorporated herein by reference.

8.           Tax-Free Fund For Utah’s Annual Report for the fiscal year ended June 30, 2012 (File Nos. 33-38766 and 811-6239) as filed with the Securities and Exchange Commission on September 6, 2012 (Accession No. 0000872032-12-000018) is incorporated herein by reference.

9.           Tax-Free Fund For Utah’s Semi-Annual Report for the fiscal period ended December 31, 2012 (File Nos. 33-38766 and 811-6239) as filed with the Securities and Exchange Commission on March 4, 2013 (Accession No. 0000872032-13-000002) is incorporated herein by reference.

10.           Tax-Free Fund For Utah’s Statement of Additional Information, dated October 25, 2012 (File Nos. 33-38766 and 811-6239) as filed with the Securities and Exchange Commission on October 24, 2012 (Accession No. 0000872032-12-000022) is incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

No pro forma financial statements have been prepared and included relating to the proposed reorganization of a Current Fund with its corresponding Successor Fund because each Successor Fund is a newly-organized fund and does not have any assets or liabilities as of the date hereof.

ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUNDS

Fund History

Each Successor Fund is a newly-organized series of Aquila Municipal Trust.  Each Successor Fund (each Successor Fund and each Current Fund hereinafter, a “Fund”) is an open-end, non-diversified management investment company.  Aquila Municipal Trust is a Massachusetts business trust formed in 1986.  Prior to April 10, 2013, the Trust was named Tax-Free Trust of Arizona.

Investment Strategies and Risks

Ratings

The ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Funds’ investment adviser (or, if applicable, Sub-Adviser) will decide whether the security should continue to be held or sold.

See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated obligations which a Fund may purchase.

Additional Information About State Economies

The following is a brief summary of certain factors affecting the economies of the states listed below and does not purport to be a complete description of such factors.  Many complex political, social and economic forces influence each state’s economy and finances, which may in turn affect the state’s financial plan.  These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s control.

Colorado - Aquila Tax-Free Fund of Colorado intends to invest a high proportion of its assets in Colorado municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Colorado issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Colorado and the resulting impact on the State will not adversely affect the market value of Colorado municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Colorado municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

Further information concerning certain factors affecting the economy of the State of Colorado is set forth in Appendix B to this SAI. The summary set forth in Appendix B is included for the purpose of providing a general description of Colorado’s credit and financial conditions, is based on information from statements of issuers of Colorado municipal obligations, and does not purport to be complete. Aquila Tax-Free Fund of Colorado is not responsible for the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Colorado issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

Kentucky - Aquila Churchill Tax-Free Fund of Kentucky intends to invest a high proportion of its assets in Kentucky municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Kentucky issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Kentucky and the resulting impact on the State will not adversely affect the market value of Kentucky municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Kentucky municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

Further information concerning certain factors affecting the economy of the Commonwealth of Kentucky is set forth in Appendix C to this SAI. The summary set forth in Appendix C is included for the purpose of providing a general description of Kentucky’s credit and financial conditions, is based on information from statements of issuers of Kentucky municipal obligations, and does not purport to be complete. Aquila Churchill Tax-Free Fund of Kentucky is not responsible for the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Kentucky issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

Rhode Island- Aquila Narragansett Tax-Free Income Fund intends to invest a high proportion of its assets in Rhode Island municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Rhode Island issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Rhode Island and the resulting impact on the State will not adversely affect the market value of Rhode Island  municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Rhode Island municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

Further information concerning certain factors affecting the economy of the State of Rhode Island is set forth in Appendix D to this SAI. The summary set forth in Appendix D is included for the purpose of providing a general description of Rhode Island’s credit and financial conditions, is based on information from statements of issuers of Rhode Island municipal obligations, and does not purport to be complete. Aquila Narragansett Tax-Free Income Fund is not responsible for the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Rhode Island issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

Utah - Aquila Tax-Free Fund For Utah intends to invest a high proportion of its assets in Utah municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Utah issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Utah and the resulting impact on the State will not adversely affect the market value of Utah municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Utah municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

Further information concerning certain factors affecting the economy of the State of Utah is set forth in Appendix E to this SAI. The summary set forth in Appendix E is included for the purpose of providing a general description of Utah’s credit and financial conditions, is based on information from statements of issuers of Utah municipal obligations, and does not purport to be complete. Aquila Tax-Free Fund For Utah is not responsible for the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Utah issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

Municipal Bonds

The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer’s power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Since each Fund may invest in industrial development bonds or private activity bonds, a Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by those bonds or for investors who are “related persons” of such users. Generally, an individual will not be a “related person” under the Internal Revenue Code of 1986, as amended (the “Code”), unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a “substantial user” of a facility financed from the proceeds of those bonds. A “substantial user” of such facilities is defined generally as a “non-exempt person who regularly uses a part of a facility” financed from the proceeds of industrial development or private activity bonds.

As indicated in each Fund’s Prospectus, there are certain securities in which a Fund may invest the interest on which is subject to the Federal alternative minimum tax on individuals. While a Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular securities due to this tax consequence. Also, as indicated in each Fund’s Prospectus, a Fund will not purchase obligations of issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to a Fund for investment.

When-Issued and Delayed Delivery Obligations

Each Fund may buy obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on when-issued or delayed delivery basis are fixed on the transaction date. At the time a Fund makes the commitment to purchase obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such obligations in determining its net asset value. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the obligations.

Determination of the Marketability of Certain Securities

In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the Manager, or, if applicable, Sub-Adviser’s opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

Although the Funds do not presently do so and may in fact never do so, each Fund is permitted to buy and sell futures contracts relating to municipal security indices (“Municipal Security Index Futures”) and to U.S. Government securities (“U.S. Government Securities Futures,” together referred to as “Futures”), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if a Fund were to use them.

Unlike when a Fund purchases or sells a municipal security, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant (“broker”) an amount of cash or Colorado Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.

There are, as of the date of this Statement of Additional Information, U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

Call Options on Futures Contracts. Each Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.

The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities, which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund’s investments in municipal and other securities is that the Manager or, if applicable, Sub-Adviser, could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.

Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the securities being hedged. If the price of the Future or option moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the securities, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the securities held in the Fund’s portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.

Where Futures or options are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the securities which it had anticipated purchasing.

The particular municipal securities comprising the index  underlying Municipal Security Index Futures will vary from the bonds held by a Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund’s investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Fund may be greater.

Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

A Fund will, due to requirements under the 1940 Act, deposit in a segregated account securities maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

The “sale” of a Future means the acquisition by a Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a “short” Futures position. The “purchase” of a Future means the acquisition by a Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a “long” futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

Europe - Recent Events

Some countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.  These difficulties may continue, worsen or spread within and without Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union.  The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.  Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, the value and liquidity of the Fund’s investments may be negatively affected by the countries experiencing the difficulties.

Percentage Limitations

Each Fund’s compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund’s policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Insurance Feature - Aquila Narragansett Tax-Free Income Fund only

Aquila Narragansett Tax-Free Income Fund may invest in insured Rhode Island Obligations, but is not required to do so.

The purpose of having insurance on investments in Rhode Island Obligations in the Fund’s portfolio is to reduce financial risk for investors in the Fund.

Insurance as to the timely payment of principal and interest when due for Rhode Island Obligations is acquired as follows:

(i) obtained by the issuer of the Rhode Island Obligations at the time of original issue of the obligations, known as “New Issue Insurance,” or

(ii) purchased by the Fund or a previous owner with respect to specific Rhode Island Obligations, termed “Secondary Market Insurance.”

           The insurance of principal under these types of insurance policies refers to the payment of the face or par value of the Rhode Island Obligation when due. Insurance is not affected by nor does it insure the market price paid by the Fund for the obligation. The market value of obligations in the Fund will, from time to time, be affected by various factors including the general movement of interest rates. The value of the Fund’s shares is not insured.

New Issue Insurance is obtained by the issuer of the Rhode Island Obligations and all premiums respecting such securities are paid in advance by such issuer. Such policies are noncancelable and continue in force so long as the Rhode Island Obligations are outstanding and the insurer remains in business.

The Fund may also purchase Secondary Market Insurance on any Rhode Island Obligation purchased by the Fund. By purchasing Secondary Market Insurance, the Fund will obtain, upon payment of a single premium, insurance against nonpayment of scheduled principal and interest for the remaining term of the Rhode Island Obligation, regardless of whether the Fund then owns such security. Such insurance coverage is noncancelable and continues in force so long as the security so insured is outstanding and the insurer remains in business. The purposes of acquiring Secondary Market Insurance are to insure timely payment of principal and interest when due and to enable the Fund to sell a  Rhode Island Obligation to a third party as a high-rated insured Rhode Island Obligation at a market price greater than what otherwise might be obtainable if the security were sold without the insurance coverage. There is no assurance that such insurance can be obtained at rates that would make its purchase advantageous to the Fund.

New Issue Insurance and Secondary Market Insurance may be obtained from some or all of the following: National Public Financial Guarantee, American Municipal Bond Assurance Corp., CDC IXIS Financial Guaranty, Financial Guaranty Insurance Co. and Assured Guaranty Municipal Corp. The Fund may also purchase insurance from, or Rhode Island Obligations insured by, other insurers.

While the insurance feature is intended to reduce financial risk, in some instances there is a cost to be borne by the Fund for such a feature. In general, the insurance premium cost of New Issue Insurance is borne by the issuer.

Secondary Market Insurance, if purchased by the Fund, involves payment of a single premium, the cost of which is added to the cost basis of the price of the security. It is not considered an item of expense of the Fund, but rather an addition to the price of the security. Upon sale of a security so insured, the excess, if any, of the security’s market value as an “insured” security over its market value without such rating, including the cost of the single premium for Secondary Market Insurance, would inure to the Fund in determining the net capital gain or loss realized by the Fund.

New Issue Insurance and Secondary Market Insurance do not terminate with respect to a Rhode Island Obligation once the obligation is sold by the Fund.

As a matter of practice, insurers of municipal obligations provide insurance only on issues which on their own credit rating are of investment grade, i.e., within the top four credit ratings of the nationally recognized statistical rating organizations. In some instances, insurers restrict issuance of insurance to those issues which would be rated “A” or better by those organizations. These practices by the insurers tend to reduce the risk that they might not be able to respond to the default in payment of principal or interest on any particular issue.

In general, New Issue Insurance provides that if an issuer fails to make payment of principal or interest on an insured Rhode Island Obligation, the payment will be made promptly by the insurer. There are no deductible clauses, the insurance is non-cancelable and the tax-exempt character of any payment in respect of interest received is not affected. Premiums for such insurance are not paid by the Fund but are paid once and for all for the life of the issue at the time the securities are issued, generally by the issuer and sometimes by the underwriter. The right to receive the insurance proceeds is a part of the security and is transferable on any resale.

The following information regarding National Public Finance Guarantee Corp. (“NPFG”), Financial Guaranty Insurance Company (“FGIC”), Ambac Assurance Corporation (“AMBAC”), Assured Guaranty Municipal Corp. (“AGMC”), Assured Guaranty Corp. (“AGC”), Syncora Guarantee Inc. (“Syncora”) and CDC IXIS Financial Guaranty (“CIFG”) has been derived from publicly available information. The Fund has not independently verified any of the information, but the Fund is not aware of facts that would render such information inaccurate.

AMBAC is a Wisconsin-domiciled stock insurance corporation, regulated by the Insurance Department of the State of Wisconsin. Ambac Assurance Corporation is a wholly-owned subsidiary of Ambac Financial Group, Inc., a publicly held company. The financial strength of AMBAC is not rated. On July 6, 2011, Ambac Financial Group, Inc. filed a voluntary petition for relief under Chapter 11 of the

United States Bankruptcy Code in the Southern District of New York. The company continues to operate as “debtor in possession” under the jurisdiction of the Bankruptcy court and in accordance with applicable provisions of the Bankruptcy Code and orders of the Bankrupcty court.

NPFG is a limited liability corporation domiciled in Illinois.  It is a wholly-owned subsidiary of MBIA Inc., a New York Stock Exchange listed company. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against NPFG.  The claims-paying ability of NPFG is rated “BBB” by S&P and “Baa2” by Moody’s.

FGIC is a New York stock insurance company regulated by the New York State Department of Insurance. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company, which is owned by affiliates of The Blackstone Group L.P., affiliates of The Cypress Group L.L.C., affiliates of CIVC Partners L.P. and a subsidiary of General Electric Capital Corporation.  Neither FGIC Corporation nor GE Capital Corporation is obligated to pay the debts of or the claims against Financial Guaranty. The claims-paying ability of Financial Guaranty is not rated. On August 4, 2010, FGIC Corporation filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the Southern District of New York. None of its subsidiaries, including its wholly-owned subsidiary FGIC, are part of the Chapter 11 filing. On June 28, 2012, the Court signed a Rehabilitation Order appointing the Superintendent as Rehabilitator of FGIC. The Rehabilitator appointed the New York Liquidation Bureau as the entity that will carry out the responsibilities of the Rehabilitator with respect to the rehabilitation of FGIC. FGIC’s board of directors resigned upon the entry of the Rehabilitation Order. FGIC’s employees are still employees of FGIC, but operate the business of FGIC pursuant to express authority of the Rehabilitator.

AGMC (formerly Financial Security Assurance Inc.) is licensed in New York and authorized to do business in 50 states, the District of Columbia, and U.S. Territories including Guam and Puerto Rico.  AGMC is an operating subsidiary of Assured Guaranty Municipal Holdings Inc., an indirect wholly-owned subsidiary of Assured Guaranty Ltd., a Bermuda-based New York Stock Exchange Company.   The claims-paying ability of FSA is rated “AA-” by S & P and “Aa3” by Moody’s.

Syncora (formerly XL Capital Assurance Inc.) is a New York-domiciled specialized financial guarantor.  It is an indirect, wholly owned subsidiary of Syncora Holdings, Ltd., a Bermuda-domiciled holding company trades on the Over-the-Counter market under the Ticker: SYCRF.  The financial strength rating of Syncora is “Ca” by Moody’s.

CIFG is a monoline financial guaranty insurance company incorporated in the State of New York. The company is owned by CIFG Holding Inc. The claims-paying ability of CIFG is not rated.

AGC is a Maryland-domiciled financial guaranty insurance company licensed in all 50 states, the District of Columbia and Puerto Rico. It is a wholly-owned subsidiary of Assured Guaranty US Holdings Inc. The holding company is a Bermuda-based New York Stock Exchange listed company. The claims-paying ability of Assured is rated “AA-” by S & P and “Aa3” by Moody’s.

Fund Policies

Investment Restrictions

Each Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund’s outstanding shares. Each Fund’s fundamental policies not set forth in the Prospectus are set forth below:

(1)
The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2)
The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3)
The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4)
The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5)
The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6)
The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7)
The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8)
Aquila Tax-Free Fund of Colorado only:  At least 80% of the Fund’s net assets will be invested in Colorado Obligations the income paid upon which will not be subject to the alternative minimum tax on individuals.

(9)
Aquila Churchill Tax-Free Fund of Kentucky only:  At least 80% of the Fund’s net assets will be invested in Kentucky Obligations the income paid upon which will not be subject to the alternative minimum tax on individuals.

(10)
Aquila Narragansett Tax-Free Income Fund only:  At least 80% of the Fund’s net assets will be invested in Rhode Island Obligations the income paid upon which will not be subject to the alternative minimum tax on individuals.

(11)
Aquila Tax-Free Fund For Utah only:  At least 80% of the Fund’s net assets will be invested in Utah Double-Exempt Obligations the income paid upon which will not be subject to the alternative minimum tax on individuals.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, no Fund contemplates borrowing for leverage, but if a Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments. investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Funds’ policies on senior securities. If a Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board, Manager and, if applicable, Sub-Adviser, regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager or, if applicable, Sub-Adviser believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Funds characterize investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. Each Fund may invest more than 25% of its assets in industrial development bonds under the proposed policy. In the case of an industrial development bond, if the bond is backed only by assets and revenues of a non-governmental user, then the non-governmental user would be deemed to be the sole issuer.  The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a Fund may rely upon available industry classifications.

The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Management of the Funds

The Board of Trustees

The business and affairs of the Funds are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Funds’ operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under the Fund’s Distribution Plan and Shareholder Services Plan.

The Funds have an Audit Committee, consisting of all of the Trustees who are “independent” and are not “interested persons” of the Funds. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Funds’ internal accounting procedures and controls.  Each Current Fund’s Audit Committee held two meetings during its most recent completed fiscal year.

The Funds have a Nominating Committee, consisting of all of the non-interested Trustees.  Each

Current Fund’s Nominating Committee held one meeting during its most recent completed fiscal year.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Funds at the Funds’ principal address for the attention of the Chair of the Nominating Committee.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.The Board seeks continuously to be alert to potential risks regarding the Funds’ business and operations as an integral part of its responsibility for oversight of the Funds. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall oversight of the Board, the Funds and the Manager, Sub-Adviser and other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board has a Chair who is an Independent Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Funds’ activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Funds (who are also officers and/or employees of the Manager), as well as the Co-Presidents of the Distributor, meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.  Service providers to the Funds, such as the Funds’ independent accountants, also make periodic reports to the Board with respect to various aspects of risk management.

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate the orderly and efficient flow of information to the trustees of such other funds.  These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board for appropriate action, including reports by others.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds, the Manager, a Sub-Adviser or other service providers. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser (if applicable), and otherwise enhance the Board's oversight role.  The Board has also determined that its leadership structure is appropriate given the circumstances that the Funds invest primarily in municipal obligations issued by certain states, counties and various other local authorities, and the Board uses the local knowledge of its Trustees as well as their business experience.

Trustees and Officers

The following material includes information about the Trustees currently serving as Trustees of the Trust (the “Current Trustees”), nominees for election as Trustees of the Trust, and officers of the Trust.  The Current Trustees are Ms. Herrmann, Ms. Adams, Mr. Calderon, Mr. Christopher, Mr. Cornia, Mr.

Gammage, Mr. Hillyard, Mr. Lucking and Ms. Mills.  Each Current Trustee is nominated for re-election except for Ms. Adams, who is not standing for re-election.  In addition, Mr. Duffy, Mr. O’Flaherty, Mr. Partridge, Mr. Ramsey and Ms. White also are nominated for election.  Trustees who are elected by shareholders of the current series of the Trust at a meeting to be held on July 24, 2013 will serve as Trustees of the Trust effective at the time of the closing of the Reorganization of each Current Fund with its corresponding Successor Fund, as described in the proxy statement/prospectus.

Current Board of Trustees of Aquila Municipal Trust

Name and Year of Birth Interested Trustee	Positions Held with The Trust and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Currently Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Diana P. Herrmann New York, NY (1958) (1)	Aquila Municipal Trust- Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(2) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2004-2012

Non-interested Trustees
Tucker Hart Adams Colorado Springs, CO (1938)	Aquila Municipal Trust- Trustee since 2009	Senior Partner, Summit Economics, since 2010; President, The Adams Group, an economic consulting firm, 1989-2010; formerly Chief Economist, United Banks of Colorado; currently or formerly active with numerous professional and community organizations.	4
Trustee, Colorado Health Facilities Authority; advisory board, Griffis/Blessings, Inc. (commercial property development and management); advisory board, Kachi Partners (middle market buyouts); formerly Director, Touch America and Mortgage Analysis Computer Corp.

Name and Year of Birth	Positions Held with The Trust and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Currently Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Ernest Calderón Phoenix, AZ (1957)	Aquila Municipal Trust- Trustee since 2004	Founder, Calderón Law Offices, since 2004; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; member, regent emeritus and president emeritus Arizona Board of Regents; adjunct faculty, Northern Arizona University and Arizona State University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	3	None
Thomas A. Christopher Danville, KY (1947)	Aquila Municipal Trust- Trustee since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President, A Good Place for Fun, Inc., a sports facility, since 1987; Director, Sunrise Children’s Services Inc., since 2010; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None
Gary C. Cornia Orem, UT (1948)	Aquila Municipal Trust- Trustee since 2009	Dean, Marriott School of Management, Brigham Young University, since 2008; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Professor, Marriott School of Management, 1980-present; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.	5	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA
Grady Gammage, Jr. Phoenix, AZ (1951)	Aquila Municipal Trust- Chair of the Board of Trustees since 2011 and Trustee since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.	5	None

Name and Year of Birth	Positions Held with The Trust and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Currently Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Lyle W. Hillyard Logan, UT (1940)	Aquila Municipal Trust- Trustee since 2009	President of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 1967; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	3	None
John C. Lucking Phoenix, AZ (1943)	Aquila Municipal Trust- Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation; formerly Director, Sanu Resources
Anne J. Mills Scottsdale, AZ (1938)(6)	Aquila Municipal Trust- Trustee since 1986 and Chair of the Board of Trustees 2005-2011	President, Loring Consulting Company since 2001; Vice President for Business Management and CFO, Ottawa University, 1992-2001, 2006-2009; IBM Corporation, 1965-1991; currently active with various charitable, educational and religious organizations.	5	None

Anticipated Board of Trustees of Aquila Municipal Trust Following Closing of Reorganizations (including nominees for election as Trustees of the Trust)

Name and Year of Birth Interested Trustees	Positions Held with Aquila Municipal Trust and each Current Fund and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Anticipated to be Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Diana P. Herrmann New York, NY (1958) (1)	Aquila Municipal Trust- Trustee since 1994 and President since 1998 Tax-Free Fund of Colorado- Trustee since 2000 and President since 1999 Churchill Tax-Free Fund of Kentucky- Trustee since 1995 and President since 1999 Aquila Narragansett Tax-Free Income Fund- Trustee since 2005 and President since 1998 Tax-Free Fund For Utah- Trustee since 1997 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(2) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2004-2012

Name and Year of Birth	Positions Held with Aquila Municipal Trust and each Current Fund and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Anticipated to be Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
John J. Partridge Providence, RI (1940)(7)	Aquila Municipal Trust- Nominee Churchill Tax-Free Fund of Kentucky- Trustee since 2009 Aquila Narragansett Tax-Free Income Fund-Trustee since 2008 and 2002-2005	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Narragansett Insured Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, Memorial Hospital of Rhode Island, and The Pawtucket Foundation.	9	None

Non-Interested Trustees
Ernest Calderón Phoenix, AZ (1957)	Aquila Municipal Trust- Trustee since 2004 Tax-Free Fund For Utah- Trustee since 2010 Tax-Free Fund of Colorado- Trustee since 2009	Founder, Calderón Law Offices, since 2004; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; member, regent emeritus and president emeritus Arizona Board of Regents; adjunct faculty, Northern Arizona University and Arizona State University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None

Name and Year of Birth	Positions Held with Aquila Municipal Trust and each Current Fund and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Anticipated to be Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Thomas A. Christopher Danville, KY (1947)	Aquila Municipal Trust- Trustee since 2009 Tax-Free Fund For Utah- Trustee since 2006 Tax-Free Fund of Colorado- Trustee since 2004 Churchill Tax-Free Fund of Kentucky- Chair of the Board of Trustees since 2005 and Trustee since 1992 Aquila Narragansett Tax-Free Income Fund-Trustee since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President, A Good Place for Fun, Inc., a sports facility, since 1987; Director, Sunrise Children’s Services Inc., since 2010; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None
Gary C. Cornia Orem, UT (1948)	Aquila Municipal Trust- Trustee since 2009 Tax-Free Fund For Utah- Chair of the Board of Trustees since 2005 and Trustee since 1993 Tax-Free Fund of Colorado- Trustee since 2000	Dean, Marriott School of Management, Brigham Young University, since 2008; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Professor, Marriott School of Management, 1980-present; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.	7	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA

Name and Year of Birth	Positions Held with Aquila Municipal Trust and each Current Fund and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Anticipated to be Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
David A. Duffy North Kingstown, RI (1939)	Aquila Municipal Trust- Nominee Churchill Tax-Free Fund of Kentucky- Trustee since 2009 Aquila Narragansett Tax-Free Income Fund- Chair of the Board since 2009 and Trustee since 1995	Retired Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; Director (advisory board) of Citizens Bank of Rhode Island, since 1999; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	5	Delta Dental of Rhode Island
Grady Gammage, Jr. Phoenix, AZ (1951)	Aquila Municipal Trust- Chair of the Board of Trustees since 2011 and Trustee since 2001 Tax-Free Fund For Utah- Trustee since 2010 Tax-Free Fund of Colorado- Trustee since 2009	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.	7	None
Lyle W. Hillyard Logan, UT (1940)	Aquila Municipal Trust- Trustee since 2009 Tax-Free Fund For Utah- Trustee since 2003 Tax-Free Fund of Colorado- Trustee since 2006	President of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 1967; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	5	None

Name and Year of Birth	Positions Held with Aquila Municipal Trust and each Current Fund and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Anticipated to be Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
John C. Lucking Phoenix, AZ (1943)	Aquila Municipal Trust- Trustee since 1994 Tax-Free Fund For Utah- Trustee since 2004 Tax-Free Fund of Colorado- Trustee since 2000	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation; formerly Director, Sanu Resources
Anne J. Mills Scottsdale, AZ (1938)(6)	Aquila Municipal Trust- Trustee since 1986 and Chair of the Board of Trustees 2005-2011 Tax-Free Fund For Utah- Trustee since 1994 Tax-Free Fund of Colorado- Chair of the Board of Trustees since 2005 and Trustee since 1987 Churchill Tax-Free Fund of Kentucky- Trustee since 1987 Aquila Narragansett Tax-Free Income Fund- Trustee since 2009	President, Loring Consulting Company since 2001; Vice President for Business Management and CFO, Ottawa University, 1992-2001, 2006-2009; IBM Corporation, 1965-1991; currently active with various charitable, educational and religious organizations.	5	None

Name and Year of Birth	Positions Held with Aquila Municipal Trust and each Current Fund and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Anticipated to be Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Glenn P. O’Flaherty Denver, CO (1958)	Aquila Municipal Trust- Nominee	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Lead Independent Trustee of Aquila Three Peaks High Income Fund since 2012; Trustee since 2006. Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2009-2012
James R. Ramsey Louisville, KY (1948)	Aquila Municipal Trust- Nominee Churchill Tax-Free Fund of Kentucky- Trustee since 1987 Aquila Narragansett Tax-Free Income Fund-Trustee since 2004
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.

			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.
Laureen L. White North Kingstown, RI (1959)	Aquila Municipal Trust- Nominee Churchill Tax-Free Fund of Kentucky- Trustee since 2009 Aquila Narragansett Tax-Free Income Fund- Trustee since 2005	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

Name, Address(1) and Year of Birth	Positions Held with Trust or Current Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President of the Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President of the Trust since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Aquila Narragansett Tax-Free Income Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado and Tax-Free Trust of Oregon since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of the Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund since 1998, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2006.

Todd W. Curtis Phoenix, AZ (1949)
Senior Vice President of
the Trust since 2004 and
Portfolio Manager since 1986,  Co-Portfolio Manager, Churchill Tax-Free Fund of Kentucky, since 2009, and and Co-Portfolio Manager,
Tax-Free Fund For Utah,
since 2009

Senior Vice President since 2004 and Portfolio Manager since 1986, Tax-Free Trust of Arizona; Vice President since 2004 and Co-Portfolio Manager since 2009, Churchill Tax-Free Fund of Kentucky, backup portfolio manager, 2004-2009; Vice President and Co-Portfolio Manager, Tax-Free Fund For Utah, since 2009; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

Name, Address(1) and Year of Birth	Positions Held with Trust or Current Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Craig T. DiRuzzo Denver, CO (1976)	Vice President of the Trust since 2013; Vice President, Tax-Free Fund of Colorado since 2013
Vice President, Tax-Free Fund of Colorado, and  Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of the Trust since 2013; Vice President and Co-Portfolio Manager of Churchill Tax-Free Fund of Kentucky since 2011
Vice President and Co-Portfolio Manager, Churchill Tax-Free Fund of Kentucky, since 2011; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Robert Matthew Waters Union, KY (1970)	Vice President of the Trust since 2013; Vice President, Churchill Tax-Free Fund of Kentucky since 2012
Vice President, Churchill Tax-Free Fund of Kentucky since 2012; Internal Sales Manager, Fifth Third Asset Management, Cincinnati, OH, 2010-2012, Regional Sales Director, 2012; Sales Associate, Russell Investments, Tampa, FL, 2008-2010; Financial Advisor, Bank of America Investment Services, Tampa FL, 2008; Product Specialist Manager - Asset Management Services, Raymond James Financial, St. Petersburg, FL, 2007-2008, Internal Wholesaler - Asset Management Services, 2004-2007, Account Executive - Raymond James Bank, 2002-2004; Certified Investment Management Analyst.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of the Trust since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks High Income Fund, Aquila Three Peaks Opportunity Growth Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of the Trust since 2013; Assistant Vice President, Tax-Free Fund For Utah since 2010	Assistant Vice President, Tax-Free Fund For Utah since 2010, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah.

Name, Address(1) and Year of Birth	Positions Held with Trust or Current Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Officers
M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of the Trust since 2013; Vice President, Tax-Free Fund For Utah since September 2003	Vice President, Tax-Free Fund For Utah since September 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, since 2004.
Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of the Trust and each Current Fund since 2012
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of the Trust and each Current Fund since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of the Trust and each Current Fund since 2010
Assistant Treasurer of each fund in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of the Trust and each Current Fund since 2000
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each Trustee and officer is c/o Aquila Municipal Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(2) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal. The term of office of each officer is one year.

(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(4) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Trust.

(5) The “Aquila Group of Funds” includes: Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(6) Ms. Mills will become the Chair of the Board of Trustees of the Trust effective at the time of the closing of the Reorganizations.

(7) Mr. Partridge will be deemed an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, effective at the time of the closing of the Reorganizations because he serves as a senior counsel of a law firm that performs legal services for RBS Citizens, N.A.  The sub-adviser to Aquila Narragansett Tax-Free Income Fund is a department of RBS Citizens, N.A.

The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Funds at this time in light of the Funds’ business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 30 years of experience in the financial services industry, 25 of which have been in mutual fund management, most recently as the Vice Chair, Chief Executive Officer, President, Director and Secretary of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Ernest Calderón:
Knowledgeable about economic and governmental affairs as a lawyer and educator active in public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 8 years.

Thomas A. Christopher:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 20 years; knowledgeable about financial matters as a partner of an accounting firm as detailed above.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 19 years.

David A. Duffy:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 17 years; knowledgeable about local government affairs as an executive and as a board member of various corporate and civic organizations as detailed above.

Grady Gammage, Jr.:
Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 11 years.

Lyle W. Hillyard:
Knowledgeable about economic and governmental affairs as a lawyer and legislator as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 9 years.

John C. Lucking:
Knowledgeable about economic and governmental affairs in the state and region as a former economist for several banks and as a member of Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 18 years.

Anne J. Mills:
Extensive financial and management experience as an executive of various organizations as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 26 years.

Glenn P. O’Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 6 years.

John J. Partridge:
Knowledgeable about finance and corporate governance as a lawyer and as a board member of various organizations as detailed above and about operation and governance of mutual funds as an investment company board member or adviser to the board for 10 years.

James R. Ramsey:
Experienced educator and knowledgeable about economic and governmental affairs as a prior State Budget Director and Chief State Economist and current university president as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 25 years.

Laureen L. White:
Knowledgeable about local government affairs as a chamber of commerce executive as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 7 years.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Securities Holdings of the Current Trustees and Nominees
(as of 4/19/13)

Because each Successor Fund is newly-organized and has not yet commenced operations as of the date of this SAI, the Current Trustees and nominees do not own shares of any Successor Fund.  Following is information regarding the holdings of each Current Trustee and nominee in the Current Funds.

Name of Current Trustees and Nominees	Dollar Range of Ownership in Current Tax-Free Fund of Colorado (1)	Dollar Range of Ownership in Current Churchill Tax-Free Fund of Kentucky(1)	Dollar Range of Ownership in Current Aquila Narragansett Tax-Free Income Fund(1)	Dollar Range of Ownership in Tax-Free Fund For Utah(1)	Aggregate Dollar Range of Ownership in Funds in the Aquila Group of Funds (1)
Interested Trustees and Nominees
Diana P. Herrmann	C	C	C	C	E
John J. Partridge	B	C	B	B	E
Non-interested Trustees and Nominees
Tucker Hart Adams	B	A	A	B	C
Ernest Calderón	C	C	C	C	D
Thomas A. Christopher	C	E	C	C	E
Gary C. Cornia	D	C	C	E	E
David A. Duffy	B	C	C	B	C
Grady Gammage, Jr.	C	B	B	C	E
Lyle W. Hillyard	C	B	B	E	E
John C. Lucking	C	C	C	C	D
Anne J. Mills	C	C	C	C	D
Glenn P. O’Flaherty	C	B	B	B	D
James R. Ramsey	C	E	C	C	E
Laureen L. White	B	B	B	B	C

(1)           A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

Trustee Compensation

The Funds do not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Manager or a Sub-Adviser. Because each Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, Trustee compensation is shown for each Current Fund.

For its most recent completed fiscal year ended December 31, 2012, Tax-Free Fund of Colorado paid a total of $115,016 in compensation and reimbursement of expenses to the Trustees.   For its most recent completed fiscal year ended December 31, 2012, Churchill Tax-Free Fund of Kentucky paid a total of $119,888 in compensation and reimbursement of expenses to the Trustees.  For its most recent completed fiscal year ended June 30, 2012, Aquila Narragansett Tax-Free Income Fund paid a total of $118,947 in compensation and reimbursement of expenses to the Trustees.  For its most recent completed fiscal year ended June 30, 2012, Tax-Free Fund For Utah paid a total of $153,491 in compensation and reimbursement of expenses to the Trustees.  No other compensation or remuneration of any type, direct or contingent, was paid by a Fund to its Trustees.

Each Fund is a fund in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees and nominees who received compensation from the Current Funds and the compensation they received during such Current Fund’s most recent completed fiscal from the Current Fund and from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from any Fund.

Name	Current Tax-Free Fund of Colorado - Compensation as Trustee from the Fund for Calendar Year Ended December 31, 2012	Current Churchill Tax-Free Fund of Kentucky - Compensation as Trustee from the Fund for Calendar Year Ended December 31, 2012	Current Aquila Narragansett Tax-Free Income Fund Compensation as Trustee from the Fund for Calendar Year Ended December 31, 2012	Current Tax-Free Fund For Utah Compensation as Trustee from the Fund for Calendar Year Ended December 31, 2012	Compensation as Trustee from All Funds in the Aquila Group of Funds for Calendar Year Ended December 31, 2012	Number of Boards on which the Trustee Served for Calendar Year Ended December 31, 2012(1)
Tucker Hart Adams	$11,090	$0(2)	$0(2)	$14,570	$65,000	4
Ernest Calderón	$9,979	$0(3)	$0(3)	$14,459	$35,000	3
Thomas A. Christopher	$12,795	$23,372	$17,372	$16,276	$84,750	5
Gary C. Cornia	$10,379	$0(4)	$0(4)	$18,359	$82,500	5
David A. Duffy	$0(5)	$13,806	$19,806	$0(5)	$35,750	2
Grady Gammage, Jr.	$10,979	$0(6)	$0(6)	$13,959	$58,000	4
Lyle W. Hillyard	$9,757	$0	$0	$14,237	$34,000	3
John C. Lucking	$10,868	$0(7)	$0(7)	$14,348	$40,000	3
Anne J. Mills	$20,268	$15,178	$12,678	$19,748	$86,000	5
Glenn P. O’Flaherty	$0(8)	$0(8)	$0(8)	$0(8)	$129,700	3
John J. Partridge	$0(9)	$13,389	$12,389	$0(9)	$48,500	5

James R. Ramsey	$0	$14,250	$14,250	$0	$28,500	2
Laureen L. White	$0(10)	$13,556	$16,056	$0(10)	$30,000	2

(1) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(2) Ms. Adams was not a Trustee of Current Churchill Tax-Free Fund of Kentucky or Current Aquila Narragansett Tax-Free Income Fund during the fiscal year ended December 31, 2012.  For service on a common committee of Trustees of all funds in the Aquila Group of Funds, Ms. Adams received compensation in the amount of $333 from each of Current Churchill Tax-Free Fund of Kentucky and Current Aquila Narragansett Tax-Free Income Fund.

(3) Mr. Calderón was not a Trustee of Current Churchill Tax-Free Fund of Kentucky or Current Aquila Narragansett Tax-Free Income Fund during the fiscal year ended December 31, 2012.  For service on a common committee of Trustees of all funds in the Aquila Group of Funds, Mr. Calderón received compensation in the amount of $56 from each of Current Churchill Tax-Free Fund of Kentucky and Current Aquila Narragansett Tax-Free Income Fund.

(4) Mr. Cornia was not a Trustee of Current Churchill Tax-Free Fund of Kentucky or Current Aquila Narragansett Tax-Free Income Fund during the fiscal year ended December 31, 2012.  For service on a common committee of Trustees of all funds in the Aquila Group of Funds, Mr. Cornia received compensation in the amount of $222 from each of Current Churchill Tax-Free Fund of Kentucky and Current Aquila Narragansett Tax-Free Income Fund.

(5) Mr. Duffy was not a Trustee of Current Tax-Free Fund of Colorado or Current Tax-Free Fund For Utah during the fiscal year ended December 31, 2012.  For service on a common committee of Trustees of all funds in the Aquila Group of Funds, Mr. Cornia received compensation in the amount of $306 from each of Current Tax-Free Fund of Colorado  and Current Tax-Free Fund For Utah.

(6) Mr. Gammage was not a Trustee of Current Churchill Tax-Free Fund of Kentucky or Current Aquila Narragansett Tax-Free Income Fund during the fiscal year ended December 31, 2012.  For service on a common committee of Trustees of all funds in the Aquila Group of Funds, Mr. Gammage received compensation in the amount of $222 from each of Current Churchill Tax-Free Fund of Kentucky and Current Aquila Narragansett Tax-Free Income Fund.

(7) Mr. Lucking was not a Trustee of Current Churchill Tax-Free Fund of Kentucky or Current Aquila Narragansett Tax-Free Income Fund during the fiscal year ended December 31, 2012.  For service on a common committee of Trustees of all funds in the Aquila Group of Funds, Mr. Lucking received compensation in the amount of $444 from each of Current Churchill Tax-Free Fund of Kentucky and Current Aquila Narragansett Tax-Free Income Fund.

(8) Mr. O’Flaherty was not a Trustee of Current Tax-Free Fund of Colorado, Current Churchill Tax-Free Fund of Kentucky, Current Aquila Narragansett Tax-Free Income Fund or Current Tax-Free Fund For Utah during the fiscal year ended December 31, 2012.  For service on a common committee of Trustees of all funds in the Aquila Group of Funds, Mr. O’Flaherty received compensation in the amount of $3,967 from each of Current Tax-Free Fund of Colorado, Current Churchill Tax-Free Fund of Kentucky, Current Aquila Narragansett Tax-Free Income Fund and Current Tax-Free Fund For Utah.

(9) Mr. Partridge was not a Trustee of Current Tax-Free Fund of Colorado or Current Tax-Free Fund For Utah during the fiscal year ended December 31, 2012.  For service on a common committee of Trustees of all funds in the Aquila Group of Funds, Mr. Partridge received compensation in the amount of $222 from each of Current Tax-Free Fund of Colorado  and Current Tax-Free Fund For Utah.

(10) Ms. White was not a Trustee of Current Tax-Free Fund of Colorado or Current Tax-Free Fund For Utah during the fiscal year ended December 31, 2012.  For service on a common committee of Trustees of all funds in the Aquila Group of Funds, Ms. White received compensation in the amount of $56 from each of Current Tax-Free Fund of Colorado  and Current Tax-Free Fund For Utah.

Class A Shares of each Fund may be purchased without a sales charge by the Fund’s Trustees and officers.  (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)

Ownership of Securities

Because each Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, each Successor Fund has no shareholders as of the date of this SAI.

Institutional 5% shareholders
On April 2, 2013, the following persons held 5% or more of any class of a Current Fund’s outstanding shares. On the basis of information received from the institutional holders, the Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.

Tax-Free Fund of Colorado:

Name and address of the holder of Record	Number of shares	Percent of class
Institutional 5% shareholders
First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	4,523,448 Class A Shares 1,302,828 Class C Shares 1,951,834 Class Y Shares	20.97% 37.66% 37.46%
UBS WM USA OMNI Account 100 Harbor Blvd 5th Fl. Weehawken, NJ	1,445,998 Class A Shares 254,903 Class C Shares	6.70% 7.37%
Charles Schwab & Co. Inc.
FBO Customers
101 Montgomery Street	299,752 Class C Shares	8.66%
San Francisco, CA	348,112 Class Y Shares	6.68%

Merrill Lynch Pierce Fenner
& Smith Inc.
FBO its Customers
4800 Deer Lake Drive East	346,831 Class C Shares	10.03%
Jacksonville, FL	596,626 Class Y Shares	11.45%

Alpine Trust & Asset Management
225 N. Fifth Street
Grand Junction, CO	826,659 Class Y Shares	15.87%

Churchill Tax-Free Fund of Kentucky

Name and address of the holder of Record	Number of shares	Percent of class
Institutional 5% shareholders

NFS LLC FEBO Stock Yards Bank 200 S. 5th St. Louisville, KY	2,906,276 Class A Shares	14.83%

Charles Schwab $ Co. Inc. (FBO) Customers 101 Montgomery St. San Fransisco, CA	3,611,981 Class A Shares 215,425 Class C Shares	18.43% 19.28%

First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	1,628,467 Class A Shares 99,188 Class C Shares	8.31% 8.88%

Vallee & Co. FBO SG c/o M&I Trust Co. NA 11270 W Park Pl. Milwaukee, WI	1,362,976 Class Y Shares	42.98%

Fifth Third Bank TTEE FBO: Bankdan P.O. Box 3385 Cincinnati, OH	479,765 Class Y Shares	15.13%

Danky & Co. P.O. Box 28 Danville, KY	432,224 Class Y Shares	13.63%

Pershing LLC P.O. Box 2052 Jersey City, NJ	618,341 Class I Shares	90.42%
NFS LLC FEBO Kentucky Bank P.O. Box 157 Paris, KY	165,065 Class Y Shares	5.21%

Aquila Narragansett Tax-Free Income Fund

Name and address of The holder of Record	Number of Shares	Percent of Class
Institutional 5% shareholders
Merrill Lynch Pierce Fenner	1,901,848 Class A Shares	14.34%
& Smith For the sole benefit of its customers	247,293 Class C Shares	12.04%
4800 Deer Lake Dr. East
Jacksonville, FL

RBS Citizens Bank NA	4,244,539 Class Y Shares	49.01%
10 Tripps Lane
Riverside, RI

NFS LLC FEBO The Washington Trust Company	768,875 Class Y Shares	8.88%
23 Broad St.
Westerly, RI

Charles Schwab and Co. Inc.	24,715 Class I Shares	100.00%
101 Montgomery Street	1,071,058 Class Y Shares	12.37%
San Francisco, CA

Tax-Free Fund For Utah

Name and address of the holder of record	Number of shares	Percent of class

Institutional 5% shareholders

First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	5,608,347 Class A Shares 2,931,723 Class C Shares 2,220,516 Class Y Shares	22.64% 28.79% 26.42%
Charles Schwab and Co. Inc. 101 Montgomery Street San Francisco, CA	1,014,080 Class C Shares 606,301 Class Y Shares	9.96% 7.21%
Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers 4800 Deer Lake Dr. East Jacksonville, FL	1,310,239 Class C Shares 602,716 Class Y Shares	12.86% 7.17%

Additional 5% shareholders
The Funds’ management is not aware of any other person beneficially owning more than 5% of any class of a Current Fund’s outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of each Current Fund’s outstanding shares.

Investment Advisory and Other Services

Information About the Manager, the Sub-Advisers and the Distributor

Management Fees

Because each Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, each Successor Fund has not yet paid management fees.

During the fiscal years listed, each Current Fund incurred management fees (investment advisory fees) as follows:

Tax-Free Fund of Colorado - Fiscal Year Ended December 31, 2012

2012	$1,526,200(1)

2011	$1,359,990

2010	$1,407,504

(1) $50,706 was waived

Churchill Tax-Free Fund of Kentucky - Fiscal Year Ended December 31, 2012

2012	$1,048,307

2011	$ 948,618

2010	$1,022,782

Aquila Narragansett Tax-Free Income Fund - Fiscal Year Ended June 30, 2012

2012                      $1,232,675(1)

2011                      $1,229,519(2)

2010                      $1,057,155(3)

(1) $383,096 was waived.

(2) $550,106 was waived.

(3) $598, 503 was waived.

Tax-Free Fund For Utah - Fiscal Year Ended June 30, 2012

2012                      $1,944,425(1)

2011                      $1,887,451(2)

2010                      $1,615,938(3)

(1) $195,670 was waived.

(2) $134,194 was waived.

(3)  $217,655 was waived.

The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.

Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is each Fund’s Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

The shares of the Distributor are owned 98% by members of the family of Mr. Lacy B. Herrmann, Founder of the Fund, and by the Estate of Lacy B. Herrmann, and 2% by Aquila Investment Management LLC.

The Advisory and Administration Agreement

Each Fund’s Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees, the Manager shall:

(i)           supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii)           determine what securities shall be purchased or sold by the Fund;

(iii)           arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

(iv)           at its expense provide for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

Each Fund’s Advisory and Administration Agreement provides that the Manager shall give to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Each Fund’s Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Manager, the Fund agrees to provide the benefits of such indemnification.

Each Fund’s Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization (“Sub-Adviser”), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the “Sub-Advisory Agreement”) approved as provided in Section 15 of the 1940 Act. With respect to Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund, the Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

Each Fund’s Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund’s shares;

(iii) maintain the Fund’s books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

(iv) prepare, on behalf of the Fund and at the Fund’s expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and

(v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.

In addition, the Advisory and Administration Agreement for Tax-Free Fund of Colorado provides that the Manager shall either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund’s portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund.

Each Fund’s Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

Each Fund’s Advisory and Administration Agreement provides that the Manager shall give to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Each Fund’s Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Manager, the Manager agrees to provide the sub-adviser, if any, the benefits of such indemnification.

Each Fund’s Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

Each Fund’s Advisory and Administration Agreement provides that the Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its  shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.  In addition, each Fund except for Tax-Free Fund of Colorado bears the expenses of keeping the Fund’s accounting records including the computation of net asset value per share and the dividends

Each Fund’s Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment: with respect to Aquila Tax-Free Fund of Colorado, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% from current fees of 0.50 of 1% of such net asset value; with respect to Aquila Churchill Tax-Free Fund of Kentucky, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall  be reduced to the annual rate of 0.33 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.26 of 1% of such asset value; with respect to Aquila Narragansett Tax-Free Income Fund, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value; and with respect to Aquila Tax-Free Fund For Utah, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.

Aquila Tax-Free Fund of Colorado: For its services with respect to Aquila Tax-Free Fund of Colorado, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Aquila Churchill Tax-Free Fund of Kentucky:  For its services with respect to Aquila Churchill Tax-Free Fund of Kentucky, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

Aquila Narragansett Tax-Free Income Fund: For its services with respect to Aquila Narragansett Tax-Free Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Aquila Tax-Free Fund For Utah: For its services with respect to Aquila Tax-Free Fund For Utah, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Sub-Advisory Agreement - Aquila Tax-Free Fund of Colorado

The services of Davidson Fixed Income Management Inc. doing business in Colorado as Kirkpatrick Pettis Capital Management, the Sub-Adviser for Aquila Tax-Free Fund of Colorado, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.

The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”

The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.

The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.

For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of Aquila Tax-Free Fund of Colorado as of the close of business each business day at the annual rates of 0.20 of 1% of such net asset value.

Sub-Advisory Agreement - Aquila Narragansett Tax-Free Income Fund

The services of Citizens Investment Advisors, the Sub-Adviser for Aquila Narragansett Tax-Free Income Fund, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.

The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.

The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.

For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.23 of 1% of such net asset value.

Information about the Manager and the Sub-Adviser

The Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of March 31, 2013, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.5 billion, of which approximately $3.1 billion consisted of assets of the tax-free municipal bond funds.  AMC’s address is the same as that of the Manager.  AMC was founded in 1984 by Mr. Lacy B. Herrmann and is principally owned by Diana P. Herrmann, his daughter, members of her family and by the Estate of Lacy B. Herrmann.  Ms. Herrmann is a Trustee and the President of the Fund and Vice Chair and Chief Executive Officer of AMC.

Davidson Fixed Income Management Inc. is an independent registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Tax-Free Fund of Colorado since 1992. The Sub-Adviser has approximately $6.7 billion in assets under management. It has a local office at 1600 Broadway, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Citizens Investment Advisors is a department of RBS Citizens, N.A., a bank subsidiary of Citizens Financial Group, Inc. (“CFG”). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland, PLC (“RBSG”). The Treasury (“HMT”) of the United Kingdom (“U.K.”) has a significant interest in RBSG.  The investment is managed on a commercial basis by an arms-length company, UK Financial Investments Limited, which is wholly owned by HMT. CFG is a $130 billion commercial bank holding company. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has more than 1,460 branches, more than 3,800 ATMs and approximately 19,200 employees. It operates its branch network in 12 states and has non-branch retail and commercial offices in more than 30 states.

Additional Information About the Portfolio Managers

Aquila Tax-Free Fund of Colorado: The Fund’s portfolio manager is Mr. Christopher B. Johns.  He manages the Fund and Tax-Free Trust of Oregon, another fund in the Aquila Group of Funds with assets under management of approximately $546 million as of December 31, 2012.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages one other account with assets totaling approximately $120 million as of December 31, 2012, which does not pay him performance-based compensation or invest in municipal securities. There are accordingly no conflicts of interest between the Fund and other accounts. His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser. Mr. Johns owned over $100,000 in securities of the Fund as of December 31, 2012.

Aquila Churchill Tax-Free Fund of Kentucky: Mr. Royden Durham is co-portfolio manager of the Fund.  Mr. Durham manages no other investment companies, pooled investment vehicles or separate accounts. He receives a fixed salary and a bonus, without any deferred compensation or retirement plan. His compensation is not performance based, and he participates in the Manager’s 401(k) Plan.  Mr. Durham owns shares of the Fund in the amount of less than $10,000.

Mr. Todd W. Curtis is also co-portfolio manager of the Fund. Mr. Curtis is also portfolio manager of other funds in the Aquila Group of Funds with combined assets under management of approximately $765 million as of December 31, 2012: Tax-Free Trust of Arizona and Tax-Free Fund For Utah.  There is no conflict of interest between these two funds and the Fund.  Mr. Curtis manages no other investment companies, no pooled investment vehicles and no other separate accounts.  He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation is not performance based. Mr. Curtis does not own any securities of the Fund.

Mr. James Thompson is backup portfolio manager to the Fund.  He is also co-portfolio manager of Tax-Free Fund For Utah and backup portfolio manager of Tax-Free Trust of Arizona.  Mr. Thompson manages no other investment companies, pooled investment vehicles or separate accounts. He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation, which he receives from the Manager, not the Fund is not performance based, and he participates in the Manager’s 401(k) Plan.  Mr. Thompson owns no securities of the Fund.

Aquila Narragansett Tax-Free Income Fund: Salvatore C. DiSanto and Jeffrey K. Hanna are the portfolio managers responsible for the day-to-day management of the Fund.

Mr. DiSanto also manages 163 other accounts, with aggregate assets of $189,689,860 at August 31, 2012. Mr. Hanna also manages 240 other accounts, with aggregate assets of $444,790,104 at August 31, 2012. Neither Mr. DiSanto nor Mr. Hanna manages other investment company portfolios.

The compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated.  Generally, compensation by these clients and the funds is computed as a percentage of assets under management.  No account or fund has performance based fees.

There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Rhode Island issuers hinders the execution of the Fund’s investment program.  The minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio managers.

Mr. DiSanto and Mr. Hanna are employed and compensated by RBS Citizens, N.A., of which the Sub-Adviser is a department.  As of August 31, 2012, Mr. DiSanto and Mr. Hanna received fixed compensation not based upon the value of assets or the investment performance of the Fund and accounts that they manage.  Mr. Hanna may be eligible to receive a bonus which is not dependent upon the value of assets or the performance of the Fund or the performance of other accounts he manages.  The method of determining compensation of each portfolio manager is the same for the Fund as for all other accounts he manages.

In addition, as of August 31, 2012, Mr. DiSanto’s and Mr. Hanna’s compensation included a participation in the Bank’s Retirement Savings Plan.  Like all employees of the Bank, Mr. DiSanto and Mr. Hanna are eligible to participate in the Bank’s Retirement Savings Plan.  Under the Plan, various types of contributions are made for employees by the Bank including profit sharing, value sharing, and matching contributions.  Additionally, Mr. DiSanto and Mr. Hanna may be eligible for incentive payment for certain other accounts opened based upon their contributions to the sales effort and the account value.

Currently, both Mr. DiSanto and Mr. Hanna have an interest or own securities of the Fund in the range of over $100,000 and $1,000 - $10,000 respectively.

Aquila Tax-Free Fund For Utah: The Fund’s co-portfolio managers are Mr. Todd W. Curtis and Mr. James Thompson. Mr. Curtis is also the portfolio manager of Tax-Free Trust of Arizona and co-portfolio manager of Churchill Tax-Free Fund of Kentucky.  There is no conflict of interest between these two funds and the Fund.  Mr. Curtis manages no other investment companies, no pooled investment vehicles and no other separate accounts.  He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation is not performance based, and he participates in the Manager’s 401(k) Plan.  Mr. Curtis does not own any securities of the Fund.

Mr. Thompson is also backup portfolio manager of Tax-Free Trust of Arizona and Churchill Tax-Free Fund of Kentucky.  Mr. Thompson manages no other investment companies, pooled investment vehicles or separate accounts. He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation, which he receives from the Manager, not the Fund, is not performance based, and he participates in the Manager’s 401(k) Plan.  Mr. Thompson owns securities of the Fund in the range of $50,000 - $100,000.

Underwriting Commissions

Because each Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, each Successor Fund has not yet paid sales charges.

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of each Current Fund and the amount retained by the Distributor, respectively, were as follows:

Tax-Free Fund of Colorado:
	Sales Charges	Retained by Distributor
2012	$532,950	$129,737

2011	$298,857	$ 66,054

2010	$438,023	$ 88,163

Churchill Tax-Free Fund of Kentucky:

	Sales Charges	Retained by Distributor

2012	$572,126	$47,874

2011	$346,420	$30,463

2010	$277,793	$26,548

Aquila Narragansett Tax-Free Income Fund:

	Sales Charges	Retained by Distributor
2012	$389,429	$45,513
2011	$444,531	$36,976

2010	$567,789	$48,538
Tax-Free Fund For Utah:
	Sales Charges	Retained by Distributor
2012	$924,226	$86,113
2011	$582,314	$48,518
2010	$974,084	$86,822
In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:

Tax-Free Fund of Colorado:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.00%
$25,000 but less than $50,000	3.75%	3.00%
$50,000 but less than $100,000	3.50%	2.75%
$100,000 but less than $250,000	3.25%	2.75%
$250,000 but less than $500,000	3.00%	2.50%
$500,000 but less than $1,000,000	2.50%	2.25%

Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund
and Tax-Free Fund For Utah:
Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.50%
$25,000 but less than $50,000	3.75%	3.50%
$50,000 but less than $100,000	3.50%	3.25%
$100,000 but less than $250,000	3.25%	3.00%
$250,000 but less than $500,000	3.00%	2.75%
$500,000 but less than $1,000,000	2.50%	2.25%

Distribution Plan

Each Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  Each Fund’s Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the “Distributor”), including but not limited to any principal underwriter of ta Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made  directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), up to 0.15 of 1% of the average annual net assets of Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund represented by the Front-Payment Class Shares, and up to 0.20 of 1% of the average annual net assets of Aquila Tax-Free Fund For Utah represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Front-Payment Class Shares. With respect to Aquila Tax-Free Fund of Colorado, the Board of Trustees has approved payments under this Part of the Distribution Plan at the annual rate of 0.05 of 1% of all of the average annual net assets of the Fund represented by the Front-Payment Shares class of shares.

The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into  account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of a Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of a Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of a Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part I is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a “majority”  (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s

Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

Part II of the Plan applies only to the Level-Payment Shares Class (“Class C Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under  the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part II is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year  so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

Part III of the Plan applies only to the Financial Intermediary Class Shares (“Class I Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part III of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III (“Class I Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class I Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class I Permitted Payments”) to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares.  A distribution fee of up to 0.15 of 1% of the average annual net assets of each Fund represented by Class I Shares is currently authorized by the Trustees.  Such payments shall be made only out of a Fund’s assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part III is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

Another part of each Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by a Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any  proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

The Plan states that while it is in effect, the selection and nomination of those Trustees of a Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

The Plan defines as a Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by each Fund’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan

Because each Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, each Successor Fund has not yet made payments under the Plan.

During its most recent fiscal year ended December 31, 2012 payments were made by Tax-Free Fund of Colorado under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Tax-Free Fund of Colorado under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended December 31, 2012.

During its most recent fiscal year ended December 31, 2012, payments were made by Churchill Tax-Free Fund of Kentucky under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.

During its most recent fiscal year ended June 30, 2012, payments were made by Aquila Narragansett Tax-Free Income Fund under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.

During its most recent fiscal year ended June 30, 2012, payments were made by Tax-Free Fund For Utah under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended June 30, 2012.

Payments to Qualified Recipients

During its most recent fiscal year, payments to Qualified Recipients by each Current Fund under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:

Tax-Free Fund of Colorado - Fiscal Year Ended December 31, 2012

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$114,639	$ 4,376	$110,263

Part II	$246,733	$64,820	$181,913

Churchill Tax-Free Fund of Kentucky - Fiscal Year Ended December 31, 2012

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$314,707	$10,586	$304,121
Part II	$81,539	$21,174	$60,365
Part III	$14,502	$0	$14,502

Aquila Narragansett Tax-Free Income Fund - Fiscal Year Ended June 30, 2012

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients
Part I	$225,566	$6,392	$219,174
Part II	$175,564	$49,323	$126,241
Part III	$564	$0	$564
Aquila Tax-Free Fund For Utah - Fiscal Year Ended June 30, 2012

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients
Part I	$467,376	$14,608	$452,768
Part II	$662,552	$180,247	$482,305
All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

Separate from the Fund’s Distribution Plan, each Fund has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

As used in Part I of each Fund’s Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of a Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.

Because each Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, each Successor Fund has not yet made payments under the Plan.

During its most recent fiscal year ended December 31, 2012, $82,245 was paid to the Distributor under Part I of the Plan with respect to Tax-Free Fund of Colorado.  During its most recent fiscal year ended December 31, 2012, $27,180 was paid to the Distributor under Part I of the Plan with respect to Churchill Tax-Free Fund of Kentucky.  During its most recent fiscal year ended June 30, 2012, $58,521 was paid to the Distributor under Part I of the Plan with respect to Aquila Narragansett Tax-Free Income Fund.  During its most recent fiscal year ended June 30, 2012, $220,851 was paid to the Distributor under Part I of the Plan with respect to Tax-Free Fund For Utah.

Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

As used in Part II of each Fund’s Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

Because each Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, each Successor Fund has not yet made payments under the Plan.

During its most recent fiscal year ended December 31, 2012 payments made to Qualified Recipients under Part II of the Plan with respect to Churchill Tax-Free Fund of Kentucky’s Class I Shares amounted to

$10,876.  During its most recent fiscal year ended June 30, 2012 payments made to Qualified Recipients under Part II of the Plan with respect to Aquila Narragansett Tax-Free Income Fund’s Class I Shares, together with amounts paid with respect to the same shares under Part III of the Fund’s Distribution Plan, amounted to $423.  No Class I Shares of Tax-Free Fund of Colorado or Tax-Free Fund For Utah were outstanding during such Funds’ most recent fiscal year.

General Provisions

While each Fund’s Services Plan is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not  “interested persons” (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

Each Fund, the Manager, each Sub-Adviser, and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

Each Fund’s Shareholder Servicing Agent (transfer agent) is BNY Mellon, 4400 Computer Drive, Westborough, Massachusetts 01581.

Each Fund’s Custodian, JPMorgan Chase Bank, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Fund’s assets.

Each Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Fund’s financial statements.

Brokerage Allocation and Other Practices

During each Current Fund’s three most recent fiscal years, all of the Current Fund’s portfolio transactions were principal transactions and no brokerage commissions were paid.  Because the Successor Funds are newly-offered, the Successor Funds have not yet entered into any portfolio transactions.

The Manager or Sub-Adviser (with respect to Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund) shall select such broker/dealers (“dealers”) as shall, in the Manager or Sub-Adviser’s judgment, as applicable, implement the policy of the Fund to seek to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.   Municipal obligations, including state obligations, purchased and sold by a Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. A Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case a Fund will incur a brokerage commission. In allocating transactions to dealers, the Manager or Sub-Adviser, as applicable, is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Manager or Sub-Adviser, as applicable, determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Manager or Sub-Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager or Sub-Adviser, as applicable, is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. Each Fund recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Fund and may be used for the benefit of the Manager or Sub-Adviser or their other clients.

The Sub-Adviser to Tax-Free Fund of Colorado may use its affiliated broker-dealer, D.A. Davidson & Co. to execute a portion of the Fund’s portfolio securities transactions.  Any such transactions are subject to compliance with the 1940 Act and with the requirement that the Sub-Adviser seek to achieve “best execution” for such transactions, as discussed above.  No Current Fund engaged in any such affiliated brokerage transactions during its three most recent fiscal years.  Because the Successor Funds are newly-offered, the Successor Funds did not engage in any affiliated brokerage transactions during the past three fiscal years.

Capital Stock

Each Fund has four classes of shares.

* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% of the average annual net assets represented by the Class A Shares.  Class A Shares of Aquila Tax-Free Fund of Colorado are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% (currently 0.05 of 1%) of the average annual net assets  represented by the Class A Shares. Class A Shares of Aquila Tax-Free Fund For Utah are subject to a fee under the Fund’s Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares.

* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares of each Fund. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under each Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

*Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of each Fund are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

*Financial Intermediary Class Shares (“Class I Shares”) are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares of each Fund are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers.  Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of each Fund.  In addition, Class I Shares of each Fund may pay a service fee of up to 0.25 of 1% of such assets.

As an open-end management investment company, each Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See “Purchase, Redemption and Pricing of Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each Fund are fully paid and non-assessable. Shares will remain on deposit with the Funds’ transfer agent and certificates will not normally be issued.

Each Fund is a series of Aquila Municipal Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of each Fund, designated as Class A, Class C, Class I and Class Y shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of a Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which a Fund itself would be unable to meet its obligations.

Purchase, Redemption, and Pricing of Shares

The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:

(i)	Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii)
Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.

Broker/Dealer Compensation-Class A Shares

Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund only:

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$1 million and up to $2.5 million	1% on shares redeemed in years 1 & 2 0.50 of 1% on shares redeemed in years 3 & 4
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2 0.0 on shares redeemed in years 3 & 4
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made.

Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah only:

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$1 million and up to $2.5 million	1% on shares redeemed in years 1 & 2
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 depending on when your actual purchase was made.

All Funds:

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by the Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

Broker/Dealer Compensation-CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price

$1 million but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.

Letters of Intent

“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-

month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, within 90 days prior to the Distributor’s receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

Class A Shares may be purchased without a sales charge by:

*	current and former Trustees and officers of any funds in the Aquila Group of Funds;

*
the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any  fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;

*	selected broker dealers, their officers and employees and other investment professionals;

*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;

*	certain family members of, and plans for the benefit of, the foregoing; and

*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.

Each Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

A qualified group is a group or association that

(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

(iii)	complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Examples of a qualified group include, but are not limited to:

*	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and

*	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

    Investors may exchange securities acceptable to the Manager and Sub-Adviser (if applicable) for shares of the Fund. The Funds believe such exchange provides a means by which holders of certain securities may invest in a Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund’s portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor’s name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.

Additional Compensation for Financial Intermediaries

The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Funds, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of a Fund.

Such additional compensation (which is sometimes referred to as “revenue sharing”) is paid out of the Distributor’s (or related company’s) own resources, without additional charge to a Fund or its shareholders, although such resources may include profits derived from services provided to the Funds.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Funds, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor may pay additional compensation for services with respect to the Funds and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

•	assistance in training and educating the financial advisor’s personnel;

•	participation in the financial advisor’s conferences and meetings;

•	advertising of the Funds’ shares;

•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

•	shareholder education events;

•	exhibit space or sponsorships at regional or national events of financial intermediaries;

•	participation in special financial advisor programs;

•	continued availability of the Fund’s shares through the financial advisor’s automated trading platform;

•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Fund representatives;

•	inclusion of the Funds and/or the Aquila Group of Funds on preferred or recommended sales lists; and

•	other comparable expenses at the discretion of the Distributor.

The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include American Enterprise Investment, Bank One Securities Corp. (now JP Morgan Chase Bank and/or JP Morgan Chase Securities), Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Janney Montgomery Scott LLC, LPL Financial, Merrill Lynch, Morgan Keegan & Company, Inc.,  Morgan Stanley Smith Barney, National Financial Services LLC, Pershing LLC, RBC Dain Rauscher Inc., Raymond James Securities, Sovereign Bank, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wedbush Securities Inc,  Wells Fargo Advisors, Inc., and Zions Investment Securities Inc.

The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class I Shares or Class Y Shares.

Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum  investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

The Funds no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.

Reinvestment Privilege

If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

Exchange Privilege

Shareholders of each Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.

Generally, you can exchange shares of any class of a Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary. Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Fund in the Aquila Group of Funds.

The following important information should be noted:

CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

The funds in the Aquila Group of Funds reserve the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days’ written notice to shareholders.

All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:

800-437-1000 toll-free

Note: The Funds, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.

An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.

Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.

If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for a Fund’s Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Conversion of Class C Shares

Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds.

“Transfer on Death” Registration (Not Available for Class I or Class Y Shares)

Each of the funds in the Aquila Group of Funds now permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of a Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Funds; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the

Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.

Computation of Net Asset Value
The net asset value of the shares of each Fund’s classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund’s net assets allocable to each class by the total number of its shares of such class then outstanding.  Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use a pricing matrix to determine valuation. Any securities or assets for which market quotations are not readily available or are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees. Short-term obligations and money market securities maturing in sixty days or less generally are valued at cost adjusted for amortization of premiums and accretion of discounts.

Reasons for Differences in Public Offering Price

As described herein and in the Prospectus, there are a number of instances in which a Fund’s Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons (“single purchasers”) for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Purchases and Redemptions Through Broker/Dealers

A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Purchases and Redemptions of Class I and Class Y Shares

Each Fund has authorized one or more financial intermediaries or institutions to receive on its behalf purchase and redemption orders for Class I or Class Y Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I or Class Y Shares on a Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order for Class I or Class Y Shares when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Fund’s net asset value for Class I or Class Y Shares next determined after they are received by the authorized financial intermediary or institution or, if applicable, its authorized designee and accepted by the Fund.

Limitation of Redemptions in Kind

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

Under Fund policies, the Manager publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of the Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund’s website at www.aquilafunds.com.  The Fund also discloses the five largest holdings by market value as of the close of the last business day of each calendar month by posting the same to its web site on the 5th business day of the following calendar month. Such information remains on the web site until the next such posting.

In addition, the Manager may share a Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Manager may also disclose non-public information regarding a

Fund’s portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund’s Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between a Fund’s shareholders and the Fund’s Manager, Sub-Adviser (if applicable), Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Funds, the Manager and a Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

Each Fund currently provides holdings information to the following service providers with which it has ongoing relationships:

1.	Interactive Data Pricing and Reference Data, Inc. (pricing services) on a daily basis with no lag;

2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis; and

3.	Fitch, its financial printer, as soon as practicable following each fiscal quarter-end.

It also currently provides holdings information to Bloomberg, Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.

Additional Tax Information

The following is a summary of certain material U.S. Federal income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund and Its Investments

Each Fund will be treated as a separate taxpayer for U.S. federal income tax purposes.  Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

As a regulated investment company, a Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Each Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

Following is information with respect to the Current Funds:

Tax-Free Fund of Colorado: For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Carryforwards”) are available to be applied against future capital gains, if any, realized by the fund prior to expiration of the carryforwards.  Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Carryforwards”) may be carried forward without limit, and such carryforwards must be exhausted before the Fund will be permitted to utilize any Pre-2011 Carryforwards.  At December 31, 2012, the Fund had capital loss carryforwards of $497,749 of which $55,212 expires in 2017 and $442,537 has no expiration and retains its character of short-term. Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Churchill Tax-Free Fund of Kentucky: For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Carryforwards”) are available to be applied against future capital gains, if any, realized by the fund prior to expiration of the carryforwards.  Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Carryforwards”) may be carried forward without limit, and such carryforwards must be exhausted before the Fund will be permitted to utilize any Pre-2011 Carryforwards.   At December 31, 2012, the Fund had capital loss carryforwards of $1,221,211 of which $112,779 expires in 2016, $175,082 expires in

2017 and $101,515 and $831,835 have no expiration and retain their character of short-term and long-term, respectively.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Aquila Narragansett Tax-Free Income Fund: For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Carryforwards”) are available to be applied against future capital gains, if any, realized by the fund prior to expiration of the carryforwards.  Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Carryforwards”) may be carried forward without limit, and such carryforwards must be exhausted before the Fund will be permitted to utilize any Pre-2011 Carryforwards.  At June 30, 2012, the Fund had no Post-2010 Carryforwards.  At June 30, 2012, the Fund had a Pre-2011 Carryforward of $79,557 acquired in the acquisition of Ocean State Tax-Exempt Fund, which expires on June 30, 2016.  This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Tax-Free Fund For Utah: For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Carryforwards”) are available to be applied against future capital gains, if any, realized by the fund prior to expiration of the carryforwards.  Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Carryforwards”) may be carried forward without limit, and such carryforwards must be exhausted before the Fund will be permitted to utilize any Pre-2011 Carryforwards.  At June 30, 2012, the Fund had no Post-2010 Carryforwards.  At June 30, 2012, the Fund had a Pre-2011 Carryforward of $71,455 which expires in 2018. Carryovers are available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed capital gains included in their respective income over their respective share of taxes paid on the undistributed amount.  Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by a Fund are exempt from regular Federal income taxes. Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. None of a Fund’s distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for treatment as “qualified dividend income” in the hands of an individual shareholder.

Dividends and distributions from a Fund (other than exempt-interest dividends) and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives dividends or distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions.  A shareholder’s tax basis in the shares so received will be equal to such amount.

Investors considering buying shares just prior to a taxable dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because each Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in the Fund is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Fund may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal “branch profits” tax, or the Federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of a Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will normally be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or fewer will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. Federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below in the first paragraph under “Non-U.S. Shareholders.”

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders (but not exempt-interest dividends or capital gain dividends) are generally subject to withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.  For taxable years of a Fund beginning before January 1, 2014, the 30% withholding tax also will not apply to dividends that are reported by the Fund as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form).

Distributions (other than exempt-interest dividends) paid after December 31, 2013 and redemption payments and certain capital gain dividends paid after December 31, 2016 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions (other than exempt-interest dividends) paid after December 31, 2013 and redemption payments and certain capital gain dividends paid after December 31, 2016 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder that is resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement a similar reporting regime may be exempt from the withholding described in this paragraph, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Basis Reporting

Each Fund or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, each Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of a Fund held in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), each Fund expects to use an average basis default method, in which the basis per share is reported as an average of the bases of the shareholder’s Fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.

Shareholders may instruct a Fund to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Underwriters

The Distributor acts as each Fund’s principal underwriter in the continuous public offering of all of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

Because each Successor Fund is newly-organized and has not commenced operations as of the date of this SAI, each Successor Fund has not yet made payments to the Distributor.

Payments of the amounts listed below for each Current Fund’s most recent completed fiscal year were as follows:

Tax-Free Fund of Colorado - Fiscal Year Ended December 31, 2012:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors, Inc.	$129,737	None	None	None(1)

(1)	Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Churchill Tax-Free Fund of Kentucky - Fiscal Year Ended December 31, 2012:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors Inc.	$47,874	None	None	None(*)
(*) Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Aquila Narragansett Tax-Free Income Fund - Fiscal Year Ended June 30, 2012:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors, Inc.	$45,513	None	None	None*

*Amounts paid to the Distributor under the Trust’s Distribution Plan are for compensation.

Tax-Free Fund For Utah - Fiscal Year Ended June 30, 2012:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors, Inc.	$86,113	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note : Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note : Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels–MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to Federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. ‘C’ ratings indicate that default appears imminent or inevitable.

D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—”Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

APPENDIX B

ADDITIONAL INFORMATION ABOUT THE COLORADO ECONOMY AND COLORADO OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Colorado (“Colorado” or the “State”). The sources of payment for Colorado municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials, as available on the date of this Statement of Additional Information. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Colorado issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

Economic condition and outlook.  Colorado’s economy continues to improve at a faster pace than the nation as a whole. Employment growth is helping to lower the unemployment rate and support growth in retail sales. Price appreciation in the Colorado housing market is among the strongest in the nation, which has caused the housing market to go from being a drag on the Colorado economy to helping boost it. Federal housing policies aimed at a national housing market still struggling from the recent recession are helping Colorado homeowners build equity in their homes. The agricultural sector suffered through a drought, which reduced production but also helped lift prices. Colorado exports continue to grow despite a weak global economy.

The underlying strength of the Colorado economy will be enough to keep employment growth positive in the first half of 2013 even as tax increases, automatic spending cuts, and continued uncertainty from federal fiscal policy slows growth. The effects of the sequester will be felt more in regions of the state with a high concentration of federal employees and in regions that rely on federal government services, such as those with national parks.

While the state economy is growing at a moderate pace, there is significant variation in economic growth across regions of the state. The economies of the Denver Metro area and the northern front range are growing faster than the state economy. Employment in those regions is growing steadily and retail sales are increasing at healthy rates. A tight housing supply and low interest rates are causing housing prices to appreciate. Oil extraction in northern Colorado continues to boost job and income growth.

Economic growth in the Colorado Springs and Pueblo regions is mixed. The number of jobs in these regions declined in 2012, but retail sales and construction increased. Of all the regions in the state, federal budget cuts will likely dampen growth the most in the Colorado Springs region. Growth in the western region of the state continues to lag growth in the front range economies. Oil drilling activity in the northern part of the state and in other parts of the nation has displaced much of the natural gas production in the western slope.

The continued drought is also impacting regions that rely on agriculture and tourism. High agricultural prices nationally are not enough to offset declining production in the Eastern Plains and San Louis Valley. The economies of the Southwest Mountain and Mountain regions have struggled through two winters with below average snowpack, which has hurt tourism.

Colorado added jobs at a faster rate than the nation as a whole in 2012. There was job growth in the majority of employment sectors. The unemployment rate continued to decline as more people found work than entered the labor market.

Each spring the U.S. Bureau of Labor Statistics revises its employment data to incorporate information from unemployment insurance premium forms. In the spring of 2012, they used unemployment insurance data through the second quarter of 2011 to revise Colorado employment upward to 2010 and 2011. Prior to this revision, the published growth rate was 0.8 percent; after the revision the growth rate was 1.5 percent.

This spring, the U.S. Bureau of Labor Statistics will revise both 2011 and 2012 employment estimates. The Colorado Department of Labor and Employment reports that this upward revision is expected to increase published non-farm employment growth from 1.5 percent to 1.6 percent in 2011 and from 1.9 percent to 2.3 percent for 2012. After revisions, they expect there to have been 51,700 jobs created in Colorado in 2012.

By comparison, in 2012 National employment grew 1.7 percent. This continues the trend of Colorado employment growth outpacing national employment growth during the recovery.  In 2012, employment grew in 17 of 21 sectors in Colorado. The accommodation and food services sector grew the most, adding 10,400 new jobs, and the administrative and support services sector grew second fastest, adding 9,000 jobs. The information sector continued its contraction in 2012, losing 2,800 jobs. Within the information sector, gains in software publishing and film were offset by declines in book and newspaper publishing. The retail trade and federal government sectors in Colorado each lost 400 jobs.

The state’s unemployment rate also improved through the second half of 2012. Between July and December 2012, the unemployment rate decreased from 8.3 percent to 7.6 percent as employment grew faster than the number of people entering the labor force.

The sequester will slow employment growth in the first half of 2013 as firms wait to see the impact of federal budget cuts. Federal spending authority expires on March 27th, but federal legislation has passed the House of Representatives that would extend the spending authority through federal fiscal year 2012-13 and is likely to pass the Senate. The extension does not reduce the magnitude of cuts but instead provides increased flexibility in the implementation of the cuts. The labor market will resume stronger growth later in 2013 and into 2014.  Nonfarm employment in Colorado is expected to grow 1.5 percent in 2013 and 1.8 percent in 2014.  As firms add jobs, the unemployment rate will decrease to 7.4 percent in 2013 and 7.0 percent in 2014.

On a seasonally adjusted basis, personal income and wages grew 3.6 percent and 3.8 percent, respectively, through the first three quarters of 2012 compared with the same period in 2011.  Farm income declined 3.4 percent in the first three quarters of 2012 from historic highs in 2011. Dividends, interest, and rent income increased 4.9 percent in the first three quarters of 2012, after growing 8.6 percent in 2011.

Growth in personal income is expected to have increased in the fourth quarter of 2012 as taxpayers moved money from 2012 into 2013 to avoid paying higher federal income taxes. However, this shift will slow income growth in 2013. In addition, disposable income will decline because the employee’s share of the social security payroll tax increased from 4.2 percent to 6.2 percent starting in January 2013. Early indications are that the automatic budget cuts will result in furloughs for federal government employees, further dampening wage growth. These factors suggest personal income growth will slow in 2013, even as there is moderate growth in the economy.  Personal income will grow 4.4 percent in 2012 and 2.2 percent in 2013. This slowing is in part due to taxpayers trying to avoid higher federal income taxes.  Wage and salary income will grow 4.7 percent in 2012 and 3.4 percent in 2013. This growth rate reflects a slowly improving economy and is consistent with moderate employment growth.

Colorado retail trade continues to grow faster than personal income. Retail sales grew 6.0 percent in 2012. One reason that retail sales are growing faster than personal income is that homeowners have taken advantage of historically low interest rates to lower monthly mortgage payments.

The two sectors exhibiting the fastest growth were furniture and home furnishings and automobile dealers, where sales increased 13.8 percent and 10.4 percent, respectively, in 2012 compared to 2011. Electronics and appliance stores were the only retail sector with fewer sales in 2012 than in 2011.  After increasing 6.0 percent in 2012, Colorado retail sales are expected to grow 4.9 percent in 2013. The slowing growth is partially due to the expiration of the payroll tax cut, which will reduce consumer’s disposable income. In 2014, retail sales are expected to grow 5.7 percent.

Prices for goods and services in Colorado increased 1.9 percent between 2011 and 2012. Core inflation, which excludes food and energy, increased 2.0 percent. Prices for medical care grew the fastest, at 5.1 percent, and rent grew the second fastest, at 3.5 percent. Increasing housing prices will continue to contribute to inflation in the Boulder-Denver-Greely CPI through the forecast period.  Prices in Colorado will increase 2.2 percent in 2013 and 2.3 percent 2014. There will be little inflationary pressure as long as there is an elevated unemployment rate. In addition, the Federal Reserve is maintaining low interest rates, which can be raised if inflationary pressure returns.

The Colorado housing market is among the strongest in the nation. According to Standard and Poor’s, the value of single family homes in Denver has increased for 15 straight months.  While home prices are rising, the housing market is not yet in a self-sustaining recovery. Price appreciation can be largely attributed to a low supply of houses for sale and historically low interest rates. Mortgage rates are extremely low because of federal fiscal and monetary policies designed to support the national housing market. If mortgage interest rates increase, then housing prices could decline. In addition, if more houses become available, there will be less upward pressure on home prices. There is a shadow inventory of foreclosed homes and homeowners that would like to sell but have not. If these properties are put on the market, then some of the appreciation in the real estate market could slow. Traditionally, housing prices have increased because of demand side pressures like income growth and population increases, rather than a limited inventory and extremely low mortgage interest rates.

The increase in home prices is increasing homeowner’s equity in their homes. The more equity a homeowner has, the easier it is for the homeowner to put their home on the market, which will increase the supply of homes available.  Homes in Denver are worth 96.9 percent of what they were at their peak, significantly above home values nationally. Housing policies at the federal level aimed at the national housing market are helping boost the Colorado real estate market.

As home prices improve and more people look to buy homes, the number of permits for residential construction is growing. The number of single family permits in Colorado grew 42.7 percent in 2012. Helped by low vacancy rates, multifamily permits increased 93.5 percent in 2012. While housing permits are growing, they have not reached pre-recessionary levels.

Strength in the real estate and construction markets is helping boost other sectors of the economy. Construction employment has increased by 3,600 jobs, or 3.2 percent, between December 2011 and December 2012. Through the first eleven months of 2012, furniture and home furnishings sales and home improvement and building material sales increased by 14.0 percent and 4.1 percent, respectively, compared with the same period in 2011.

The value of nonresidential construction permits has increased since the recession, although it declined 6.5 percent in 2012. Several large health care projects were completed in the middle of 2012, which explains the decline in value in the second half of the year.  The supply of houses for sale will remain low, putting upward pressure on home prices and residential construction. In 2013, the number of residential permits will increase 32.9 percent. In 2014, growth in multifamily permits will slow, slowing growth in total residential permits to 22.7 percent.  Nonresidential construction will decline slightly by 0.8 percent in 2013 as firms wait to see the impact of federal fiscal policies on the broader economy before making capital investments. In 2014, nonresidential construction will increase 24.8 percent as the economy gains momentum.

The oil and natural gas industry is an important regional economic driver in several parts of the state.  Garfield and Mesa counties face competition from other natural gas fields around the country. Although natural gas prices have increased somewhat since the fall of 2012, few new wells have been completed on the Western Slope. Meanwhile, oil activity has increased in Weld County. The total number of oil and natural gas rigs declined from 73 rigs in January 2012 to 53 rigs in December 2012.

Oil drilling technology has advanced to the point that they can drill horizontally under the ground, so a single well has access to a larger area. Thus, a decline in the number of oil wells does not equate to a proportionate decline in production. According to Baker Hughes, there were an average of 14 horizontal wells in Weld County in December 2011 and 24 horizontal wells in December of 2012.

Colorado’s agricultural sector has felt the effects of the nationwide drought, but the declines in production have not been as steep as in other states. Many of Colorado’s farms are irrigated, allowing them to water crops even when there is little rainfall. The number of cattle and calves on feed for the slaughter was 5 percent lower on January 1, 2013 compared with a year earlier. Sheep and goat herds also declined during this period. The total value of crops declined from $3.0 billion in 2011 to $2.9 billion in 2012. The value of corn and wheat in Colorado declined by $200 million and $63 million, respectively, between 2011 and 2012.

Drought conditions have continued into 2013, and without enough water and dry soil, crop yields will likely be below historical averages. Even with irrigation, there may not be enough water to meet all the residential and agricultural water needs in the state. Ranchers had to reduce the size of their herds in 2012, which will impact the rate at which herds can rebuild once the drought is over.

Despite a weak global economy, Colorado exports to other nations increased 11.3 percent in 2012. Our largest trading partners, Canada and Mexico, outperformed the global economy, which helped boost Colorado exports. Exports to Canada increased 27.3 percent in 2012, while exports to Mexico increased 12.6 percent. Figure 28 shows Colorado exports between 2004 and 2012.

Revenues and expenditures. The General Fund is the focal point in determining the State’s ability to maintain or improve its financial position. The General Fund includes all funds that do not have sufficient original source revenue streams to qualify as special revenue funds. As a result, the Public School Fund, Risk Management, and Other Special Purpose Funds reside in the General Fund. These funds are referred to as Special Purpose General Funds, while the General Purpose Revenue Fund comprises general activities of the State. Revenues of the General Purpose Revenue Fund consist of two broad categories - general-purpose revenues and augmenting revenues. General-purpose revenues are taxes, fines, and other similar sources that are collected without regard to how they will be spent. Augmenting revenues include federal funds, transfers-in, fees and charges, or specific user taxes. Augmenting revenues are usually limited as to how they can be spent. Even though significant federal grant revenues are accounted for in the General Purpose Revenue Fund, they have little impact on fund balance because most federal revenues are earned on a reimbursement basis and are closely matched with federal expenditures. The ending total fund balance of the General Fund, as measured by generally accepted accounting principles (GAAP), was $1,225.4 million, $681.1 million of which was attributable to the General Purpose Revenue Fund, including nonspendable, restricted, committed, assigned, and unassigned amounts. The General Purpose Revenue Fund increased by $648.7 million from the prior year.

In Fiscal Year 2011-12, the State was able to fund the General Fund Statutory Reserve of $281.1 million on both a budget basis and on a GAAP basis. After the required reserve, the General Purpose Revenue Fund Unassigned Fund Balance was $359.4 million, an increase of $380.9 million as compared to the prior year. On both the budget basis and the GAAP basis, the General Purpose Revenue Fund received augmenting transfers of $142.1 million in Fiscal Year 2011-12 ($158.1 million Fiscal Year 2010-11) to address the State’s budget needs. In Fiscal Year 2011-12 the augmenting transfers were at the General Assembly’s discretion rather than to prevent a constitutionally prohibited General Purpose Revenue Fund deficit as was required in recent years. In an improving fiscal environment these transfers have provided additional resources to support current and subsequent years’ General Purpose Revenue Fund appropriations. The General Purpose Revenue Fund’s $557.6 million year-end unrestricted cash balance increased by $384.0 million from the prior year primarily due to improving tax collections.

General-purpose revenues for Fiscal Years 2011-12 and 2010-11 were $7,736.0 million and $7,085.8 million, respectively – an increase of $650.2 million or 9.2 percent. Individual income tax revenue increased by $479.4 million or 11.5 percent. The major categories of individual income tax, that contributed to the increase, were estimated payments (up 18.9 percent), withholding payments (up 8.2 percent), and refunds (down 9.8 percent). An 8.0 percent decrease in cash with income tax returns offset the increases. The significant percentage increase in estimated tax payments is normally associated with improving self-employment income and taxpayers’ investment earnings. The increase in withholding reflects modest job growth and some wage inflation. Corporate income tax receipts increased by $91.7 million or 25.1 percent reflecting strong corporate profits in recent years.

Sales, use, and excise taxes increased by $64.7 million or 2.8 percent, which is slightly below the projected 4.3 projected increase in personal income in 2012. On the budgetary basis, total expenditures and transfers-out (excluding transfers not appropriated by department) funded from general-purpose revenues during Fiscal Years 2011-12 and 2010-11 were $7,139.2 million  and $6,921.6 million, respectively. For Fiscal Year 2011-12, the total annual increase in general-funded appropriations was limited to five percent of personal income with certain adjustments. The primary adjustments are for changes in federal mandates, lawsuits against the State, and most transfers not appropriated by department. The limit is controlled through the legislative budget process.

The Special Purpose portion of the General Fund fund balance totaled $544.3 million in Fiscal Year 2011-12. This comprises Risk Management activities, the Public School Fund and Other Special Purpose Funds. With expenditures measured using generally accepted accounting principles, the Departments of Education, Health Care Policy and Financing, Higher Education, and Human Services accounted for approximately 80.6 percent of all Fiscal Year 2011-12 general-funded expenditures, which is a decrease of 2.5 percent from the prior year. The Department of Health Care Policy and Financing’s general-funded expenditures increased $417.8 million (33.0 percent). The percentage use of general-funded resources by the Department of Health Care Policy and Financing is the result of the phase-out of the enhanced federal matching funds under the American Recovery and Reinvestment Act of 2009 moneys. The Departments of Education, Higher Education, and Corrections general-funded expenditures decreased by $129.5 million (4.4 percent), $81.1 million (11.5 percent), and $10.2 million (1.6 percent), respectively. The percentage reductions of general-funded resources by the Departments of Education and Higher Education were offset by increases in cash sources, including the use of State Education Fund reserves from the prior year general fund surplus transfer, along with tuition increases. The decrease in the Department of Corrections was primarily related to reductions in the use of private prisons to house inmates.

As required by Senate Bills 03-196 and 03-197, the State converted to cash basis accounting for certain expenditures in Fiscal Year 2002-03 and subsequent years. House Bill 09-1367 also deferred certain Office of Information Technology (OIT) expenditures into the subsequent year. These changes result in an ongoing difference between the GAAP fund balance and budgetary basis fund balance of the General Fund. During Fiscal Year 2011-12, the State met the statutory required reserve on both a budgetary and GAAP basis. The statutorily required process of deferring expenditures moved $85.5 million of payroll, $138.1 million of Medicaid, and $1.2 million of OIT expenditures into Fiscal Year 2012-13. Revenues related to the deferral of the Medicaid expenditures were also deferred in the amount of $80.6 million. In total, the effect was to increase General Fund budgetary fund balance by $144.2 million, which was $8.9 million less than the effect of deferring Fiscal Year 2010-11 expenditures into Fiscal Year 2011-12.

Although Medicaid expenditures and caseloads continue to increase, the Medicaid related deferral declined due to increased drug rebate credits that offset Medicaid expenditures. The chart shows the changes in the major classifications of fund balance in the General Fund on the basis of generally accepted accounting principles (GAAP). Statutes in effect for Fiscal Year 2011-12 require a four percent fund balance reserve of $281.1 million. Statutory compliance was achieved on both a budgetary basis and GAAP basis. On a budgetary basis there were deferrals of $144.2 million of payroll, Medicaid, and other costs into Fiscal Year 2012-13. The deferral of payroll and Medicaid costs has been in place since Fiscal Year 2002-03. Additionally, Fiscal Year 2011-12 fund balance includes augmenting transfers-in from cash funds of $142.1 million. The deferrals and transfers-in have prevented shortfalls in the budget basis statutory reserve in each year except Fiscal Years 2005-06, 2006-07, 2008-09, and 2011-12 when adequate resources were available for a positive budgetary reserve without the deferral. In Fiscal Year 2011-12 the statutorily required reserve was restored to four percent from the previously reduced level of two and three-tenths percent of appropriations.

The Resource Extraction Fund fund balance increased by $36.1 million from the prior year. Unrestricted cash and net tax receivables from severance taxes, mineral leasing, and fees associated with regulation of mining activities increased by $38.8 million and $24.2 million, respectively. Expenditures include distributions to local governments, regulatory costs, and construction loans made to local governments and special districts to enhance the use of water resources of the State. A significant portion, $397.6 million, of the fund’s fund balance of $904.6 million comprises long-term loans receivables related to the financing of local government water projects by the Water Projects Fund. The balance of the loans receivable decreased by $29.6 million as compared to the prior year.

The Highway Users Tax Fund (HUTF) fund balance increased by $20.0 million (77.8 percent) from the prior year largely due to decreased federal revenue, along with greater reductions in expenditures. Legislation in response to the economic downturn has permanently eliminated General Purpose Revenue Fund Surplus diversions to HUTF and also terminated the diversion of sales and use tax from the General Fund to the Highway Fund until at least Fiscal Year 2018-19.

The HUTF shows a fund balance of $1,223.0 million. This amount includes $1,050.3 million in encumbrances for multi-year construction projects. The majority of the fund balance, $1,176.3 million, is constitutionally restricted for highway construction and maintenance.

The Capital Projects Fund fund balance decreased by $170.6 million (77.7 percent) from the prior fiscal year primarily due to significant spending of Certificates of Participation proceeds to construct the Ralph L. Carr Justice Complex and the Colorado History Center. Fund expenditures of $213.1 million were primarily related to projects appropriated in previous years. Capital outlay expenditures were consistent with prior year levels with the continued construction of the Ralph L. Carr Justice Complex and the Colorado History Center, as compared to construction activity in Fiscal Year 2010-11. The Capital Projects Fund reported fund balance restrictions of $23.8 million, or 48.9 percent of total fund balance, related to certificates of participation and HUTF funding.

The State Education Fund fund balance decreased by $171.0 million (46.7 percent) during Fiscal Year 2011-12 primarily related to increased distributions to school districts. Except for investment income, revenues of the fund are fixed as a percentage of taxpayer tax liability, and the fund’s portion of those receipts increased in Fiscal Year 2011-12 by $37.0 million from the prior year. Expenditures of the fund are limited by a constitutional amendment to certain education programs and to meeting growth requirements in other education programs. Along with tax receipts, transfers-in from the General Purpose Revenue Fund of $221.4 million in the prior year supported Fiscal Year 2011-12 expenditures. Expenditures of the fund were $645.8 million and $416.0 million in Fiscal Year 2011-12 and 2010-11, respectively. Additionally, transfers-in of $59.0 million from the General Purpose Revenue Fund in
Fiscal Year 2011-12 will support Fiscal Year 2012-13 expenditures.

The net position of the Higher Education Institutions increased by $306.0 million (6.5 percent). The fund has a wide variety of funding sources to which expenses are not specifically identifiable; therefore, it is not possible to cite the source of the net asset increase. However, it can be noted that tuition and fees of the institutions increased by $141.7 million, sales of goods and services increased by $15.4 million, federal revenues decreased by $12.4 million, and Other Operating revenues increased by $10.5 million. In addition, investment income (including an increase in fair value of investments) was $60.3 million. Overall, revenues increased by 1.5 percent and expenses increased by 6.2 percent The State made capital contributions of $134.3 million and $86.8 million in Fiscal Years 2011-12 and 2010-11, respectively, that were funded by the Capital Projects Fund and transferred $192.8 million ($185.6 million in Fiscal Year 2010-11) to Higher Education Institutions primarily from the General Fund for student financial aid and vocational training

The net position of the Unemployment Insurance Fund (UI) was $64.4 million. This represents an increase in net position of $182.3 million and a return to positive net position. Unemployment benefits paid decreased by $572.0 million, or 26.8 percent, after decreasing $364.9 million in the prior year. The reduced benefits paid were caused by a reduction of $423.0 million in federal grants – including ARRA funds that were originally provided to extend the duration of unemployment benefits. Unemployment insurance premiums collected increased by $46.1 million over the prior year. Colorado statutes require management to adjust unemployment insurance premium tax rates when the fund’s cash balance exceeds or is below established thresholds. Statutes were amended in the 2012 special legislative session allowing UI to issue bonds, through the Colorado Housing and Finance Authority, to stabilize insurance premium taxes, which will be funded by special assessments on employers. Bonds were issued as represented by the $634.0 million of the fund’s liabilities. The prior year liability to the federal government for borrowing of $302.5 million to support the State’s share of unemployment benefit payments was liquidated in Fiscal Year 2011-12. The fund’s cash balance was $523.0 million, as compared to prior year borrowing from the General Purpose Revenue Fund to cover $1.7 million of expenses and to avoid a cash deficit.

The Lottery produced operating income of $122.2 million ($113.3 million in Fiscal Year 2010-11) on sales of $559.3 million ($526.3 million in Fiscal Year 2010-11). The change represents a 7.9 percent increase in operating income. The Lottery distributed $57.1 million ($56.0 million in Fiscal Year 2010-11) to the Great Outdoors Colorado program, a related organization, and transferred $66.7 million ($57.9 million in Fiscal Year 2010-11) to other State funds, of which, $12.3 million was used to fund operations of the State’s Division of Parks and Recreation and $53.9 million was expended to local governments through the Conservation Trust Fund. Because of the requirement to distribute most of its income, the Lottery’s net position is minimal and changes nominally from year to year.

Litigation. Numerous court cases are pending in which the plaintiffs allege that the State has deprived persons of their constitutional rights, civil rights, inadequately compensated them for their property, engaged in regulatory misfeasance, or breached contracts. In the aggregate, the monetary damages (actual, punitive, and attorney’s fees) claimed in the constitutional and civil rights cases would exceed the insurance coverage available by a material amount. One such claim exceeds $122 million. The property compensation and breach of contract suits are generally limited to the appraised value of the property or the contract amount. In the breach of contract suits, the State often files counterclaims. While it is reasonably possible that awards of judgment could occur, it is unlikely that those awards would have a material adverse effect on the State’s financial condition.

The State is the defendant in numerous lawsuits involving claims of inadequate, negligent, or unconstitutional treatment of prisoners, mental health patients, nursing home patients, or the developmentally disabled. In some of these suits, plaintiffs are seeking or have obtained certification as a class for a class action suit. Most of these cases seek actual damages that are not material but include requests for punitive damages that may be material. There is also the potential that the courts may rule that the current conditions of confinement, Medicaid coverage, or residential services are unconstitutional, which could result in significant future construction, medical, or residential services costs that are not subject to reasonable estimation.

The State is the defendant in lawsuits by employees accusing the State of various infractions of law or contract. These may include claims related to age and sex discrimination, sexual harassment, wrongful termination, contractual agreements for paying salaries based on parity and equity, and overtime compensation under the Federal Fair Labor Standards Act. The State does not believe that any of these cases are material to its financial operations. In the event of adverse loss experience, which is defined as a default rate in excess of 9 percent, College Assist could be liable for up to 25 percent, or $2.6 billion, of the $10.5 billion outstanding balance of loans in repayment status. However, the probability of a material loss is remote, and the State’s liability is capped at the net position of the College Assist program of $59.8 million.

At June 30, 2012, the Lottery Division of the Department of Revenue had outstanding annuity contracts of approximately $359.4 million in the names of lottery or lotto prizewinners. The probability is remote that any of the sellers of these contracts will default, and thereby require the State to pay the annuity. The Colorado Department of Revenue routinely has claims for refunds in various stages of administrative and legal review that could result in refunds up to $20.0 million individually. In addition, there a large number of conservation easement tax credit denial cases pending at the Department. Per legislation passed in 2011, the taxpayers involved must elect to proceed with administrative or district court resolution of their refund claims. Including potential penalties and interest, claims at issue are estimated at $222.8 million. Eighty one percent of the cases have been settled, or are in process with the remaining 19 percent expected to be referred  within the next 18 months. These amounts represent both unpaid income taxes and claims for income tax refunds.

Various notes and bonds have been issued by State school districts that may impact the State. Colorado statutes provide that if a district indicates it will not make a required payment to bondholders by the date on which it is due, the State Treasurer shall forward to the paying agent the amount necessary to make the payment. The State shall then withhold State property-tax-equalization payments to the defaulting school district for a period up to 12 months to cover the State’s loss. Currently, notes or bonds valued at approximately $7.59 billion are outstanding. Of this amount, $3.43 billion is covered by private insurance.

The State of Kansas will likely seek injunctive relief against Colorado in a potential suit against Colorado and Nebraska claiming violations of the Republican River Compact. The State anticipates reaching a resolution with the State of Kansas prior to any suit being filed. An agreement has been drafted to begin negotiations in both the North and South Forks of the Republican River. The State is concurrently preparing resolutions for consideration by the Republican River Commission. The estimated potential damages of a suit range from $1.0 million to $10.0 million. The State has recorded a liability for the minimum amount of the potential damages range.

Many State agencies have grant and contract agreements with the federal government and other parties. These agreements generally provide for audits of the transactions pertaining to the agreements, with the State being liable to those parties for any disallowed expenditure. Individually significant disallowances are disclosed in the following paragraph. The Department of Health Care Policy and Financing may be responsible for repaying Centers for Medicare and Medicaid Services (CMS) approximately $20.0 million in federal matching funds paid to Rocky Mountain Health Plan HMO (RMHP) for benefits paid to Medicaid clients during Fiscal Year 2008-09. The payments were made to RMHP without the federally required claims review prior to payment. The State has established a process that has been accepted by CMS to accomplish a review of the claims in question. If the historical review is not completed, CMS has stated that potential disallowance of these payments may occur.

School districts, students, and parents have filed suit against the State asserting that the current school funding system fails to provide a thorough and uniform system of free public education as required by the State Constitution. The plaintiffs seek to overturn the current funding system and ensure that additional funding of approximately $1.35 billion to $4.15 billion for operations funding and $5.7 billion to $17.9 billion for capital facility funding is provided. All claims were dismissed by the District Court and the Colorado Court of Appeals. After the Colorado Court of Appeals decision, both the plaintiffs and the State petitioned the Colorado Supreme Court. The Supreme Court reversed the lower courts’ ruling and remanded the case to the District Court for trial, which concluded on September 2, 2011. On December 9, 2011 the District Court ruled in favor of the plaintiffs and held the State’s school finance system is unconstitutional because it is inadequate and not rationally related to the constitutional mandate of a thorough and uniform system of free public education. The District Court stayed enforcement of its order until final order from the Colorado Supreme Court or conclusion of the 2012 legislative session in the event the order is not appealed.

The State has appealed the District Court’s ruling. The District Court’s decision did not specify an immediate or long-term remedy, and the certainty, timing, and extent of fiscal impact on the State cannot be determined at this time. The Department of Human Services has been sued by a behavioral health clinic seeking damages of $25.0 million plus additional legal costs. The plaintiff claims the department’s licensing actions adversely affected their ability to operate their business. The licensing actions were overturned by an administrative law judge. The department is vigorously contesting the claims, and the State is unable to estimate the likelihood of an adverse outcome.

Five insurance companies have filed suit against the State of Colorado for recovery of claims amounts paid or to be paid relating to damage from the Lower North Fork wildfire. The wildfire ignited during a high-wind event four days after a prescribed fire was conducted in the area by the Colorado State Forest Service to reduce wildfire danger. In response to the wildfire, the General Assembly passed House Bill 12-1361 retroactively waiving the State’s sovereign immunity for negligence claims relating to prescribed fires. The plaintiffs also bring claims for inverse condemnation and takings. A motion to stay was granted through October 8, 2012, to allow for additional potential claimants to be identified and joined in the action. At a November 26, 2012 court status conference several residents and insurance companies expressed intent to bring counterclaims for inverse condemnation and join additional defendants. The State does not contest liability for negligence claims brought pursuant to new provisions of CGIA; however, the State is vigorously defending against claims of inverse condemnation or on takings theories. Estimates of potential liability range from $600,000 to more than $73 million. A reserve of $600,000 has been established in the Risk Management Fund (a Special Purpose Fund within the General Fund) and identification of all claims is in process.

The TABOR Foundation, a not-for-profit entity that is not part of State government, has filed suit against the Colorado Bridge Enterprise alleging that the bridge safety surcharge is a tax, not a fee; therefore, requiring a vote of the people. The foundation also alleges that $300 million in bonds issued were unconstitutional because more than ten percent of the enterprise’s revenue in 2010 was from State grants. The plaintiff is seeking an order declaring the surcharge and bonds unconstitutional. Approximately $200 million has been collected in surcharges, in addition to the $300 million bond issuance. The Colorado Bridge Enterprise is vigorously defending claims and the State us unable to estimate the likelihood of an adverse outcome. The trial has been set for May 2013.

APPENDIX C

ADDITIONAL INFORMATION ABOUT THE COMMONWEALTH OF KENTUCKY AND KENTUCKY OBLIGATIONS

Because the Kentucky Constitution requires the vote of a majority of the state's electorate to approve the issuance of state general obligation indebtedness and until 1998 required the vote of two-thirds of a municipality's electorate to approve the issuance of general obligation indebtedness by any city, county, or other municipality within the state, most Kentucky state and local government indebtedness had been issued not as general obligation indebtedness but as either debt payable only from revenues produced by the particular project or as indebtedness subject to biennial, in the case of the state, or annual, in the case of a local government, legislative appropriation for the payment of debt service.  Such appropriation-backed indebtedness is customarily issued in the form of lease revenue bonds by a public authority or public holding company which uses the proceeds of the bonds to finance the particular public project and leases the project to the state or local government pursuant to a lease renewable each fiscal biennium (in the case of the state) or each fiscal year (in the case of a local government).  Failure of the lessee government to renew the lease would terminate the lessee's obligation to make further rental payments and would leave the bondholders with recourse only against the property which was subject to the lease and any other security pledged for the payment of the bonds.  An amendment to the state constitution approved by the electorate in 1994 authorized the Kentucky General Assembly to enact legislation permitting local governments (exclusive of school districts) to issue general obligation indebtedness without voter approval but subject to prescribed limitations on the maximum amount of indebtedness that may be incurred based on the assessed value of the taxable property within the municipality and such additional limitations and conditions as may be prescribed by statute.  The Kentucky General  Assembly enacted such enabling legislation in 1996 and the Kentucky courts issued a final judgment in 1998 upholding the validity of the constitutional amendment.  Beginning in 1998, local governments (exclusive of school districts) in Kentucky began to  issue general obligation indebtedness under the authority of the constitutional amendment and the enabling legislation, in addition to or instead of lease revenue bonds.

Kentucky’s indebtedness is classified as  either appropriation supported debt or non-appropriation supported debt.  Appropriation supported debt carries the name of Kentucky and is either (i) a general obligation of Kentucky or (ii) a revenue obligation of one of its debt-issuing agencies, which is subject to state appropriation for all or a portion of the debt service.  General obligation bonds pledge the full faith, credit and taxing power of Kentucky for the repayment of the debt.  The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966 and has no general obligation bonds outstanding.

Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt.  Project revenue debt is not a direct obligation of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the funded  project constitute the only source of payment.

Non-appropriation or moral obligation debt carries  the name of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are special obligations of the issuer, secured and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit or taxing powers of Kentucky. The Kentucky General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds. In the event of a shortfall, however, the issuer generally covenants to request from the Governor and the General Assembly sufficient amounts to pay debt service.

The payment of debt service by the state universities is enhanced by the requirement that, in the event of a default, the Secretary of the Kentucky Finance Cabinet must intercept any funds appropriated to the university but not yet disbursed and must use those funds to remedy the default.

Neither Kentucky nor any of its agencies has ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

Additional Information About the Kentucky Economy

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Kentucky (“Kentucky” or the “Commonwealth”). The sources of payment for Kentucky municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials, as available on the date of this Statement of Additional Information.  Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Funds does not undertake any obligation to update such information. Such information is included herein without the express authority of any Kentucky issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

Kentucky’s economy, dominated in previous generations by coal, tobacco, bourbon, and horses, has since diversified to include prominently the manufacture of industrial machinery, automobiles and automotive parts, consumer appliances, non-durable goods, such as apparel, and service industries, such as air transportation, financial services, healthcare, retail trade, and tourism. Kentucky’s parks, horse breeding and racing industry, epitomized by the Kentucky Derby, play an important role in expanding tourism.

Kentucky’s economy is projected to proceed in a manner consistent, but slightly better, than the U.S. averages. The current forecast, for the remainder of FY13, calls for modest employment growth, especially in business services, with income growth outpacing employment growth – implying an uptick in wages and salaries. One significant area of concern has been the market for Kentucky coal. Coal production, utilization, and severance taxes have decreased significantly in recent quarters and have shown continued signs of weakness due to input substitution, supply side disruptions, and inventory accumulations. The dramatic expansion and availability of natural gas, coupled with pending air quality requirements have made numerous power generators re-evaluate the most economical decisions for the coming years. Power plants are shifting their structure towards more natural gas-generated electricity production.

General Fund growth is projected to slow over the next three quarters. The second half of FY13 receipts are expected to grow by 1.3 percent compared to the second half of FY12. The receipts for the first quarter of FY14 are expected to rise by only 1.1 percent over those receipts collected in the first quarter of FY13. The slower growth projected in the second half of FY13 is a partial reflection of strong growth in the second half of FY12 which sets a higher bar to exceed in FY13. Revenue collections grew 5.4 percent, or $125.5 million, in the second quarter of FY13 following a 2.1 percent increase in the first quarter of the year.

Through the first two quarters of the fiscal year, receipts have increased 3.8 percent. Revenues have now grown in eleven consecutive quarters following five consecutive quarterly declines. The official revenue estimate for the General Fund for FY13 included estimated revenues from a Tax Amnesty Program authorized by the 2012 General Assembly. The Tax Amnesty Program occurred from October 1 through November 30, 2012, and is now being followed by enhanced compliance efforts by the Department of Revenue. Second quarter General Fund receipts include some Tax Amnesty proceeds, however final results will not be known until later this spring. Variations in the quarterly receipts are often affected by differences in the timing of payments into revenue accounts. While timing differences were not as prevalent as in the past, property tax receipts continue to be particularly sensitive to timing fluctuations. As the forecast for the remainder of the year reflects, property tax growth will abate in the second half of the year due to the timing of annual filers and the corresponding local distributions.

Growth in Road Fund revenues is forecasted to slow over the final six months of the fiscal year, increasing only 1.8 percent compared to growth of 3.4 percent in the first two quarters of FY13. Revenues are expected to rebound in the first quarter of FY14, increasing 6.6 percent. Motor fuels tax collections are forecasted to grow 5.8 percent over the final six months of FY13. This is due principally to a continuation of the long-term trend of declining motor fuels consumption. Taxable gallons have declined an average of just over one percent annually for the past seven years. Declining consumption has been offset by an increasing tax rate, keeping revenue growth at a moderate level. In FY13, the motor fuels tax rate has been or will be at its statutory maximum for the first three quarters and is expected to remain there for the final quarter. Growth in this revenue source will continue in the first quarter of FY14, rising 7.3 percent, but projections are particularly tentative due to the proximity of the statutory average wholesale price to prevailing market values.

Revenue Receipts - General Fund.  Revenue collections grew 5.4 percent, or $125.5 million, in the second quarter of FY13 following a 2.1 percent increase in the first quarter of the year. Through the first two quarters of the fiscal year, receipts have increased 3.8 percent. Revenues have now grown in eleven consecutive quarters following five consecutive quarterly declines. Second quarter gains were primarily driven by improvements in individual income, property, and the limited liability entity tax (LLET). Total receipts in the second quarter totaled $2,455.5 million compared to $2,329.9 million received in the second quarter of FY12.  Variations in the quarterly receipts are often affected by differences in the timing of payments into revenue accounts. While timing differences were not as prevalent as in the past, property tax receipts continue to be particularly sensitive to timing fluctuations. Property tax growth will abate in the second half of the year due to the timing of annual filers and the corresponding local distributions. The due-date for timely paid real property tax payments is December 31st of each year. The late due date creates timing differences as payments are transferred from the county sheriff offices to the state account. Individual income tax posted receipts of $911.2 million compared to last year’s second quarter receipts of $843.0 million. The resulting growth rate was 8.1 percent, and compares to a growth rate of 1.7 percent for the second quarter of last year. Total sales and use tax receipts for the quarter were $751.2 million, compared to $742.6 million in the second quarter of FY12. Year-to-date sales tax receipts have increased a tepid 0.1 percent. Second-quarter property tax receipts posted revenues that were $52.3 million more than the second quarter of FY12. The difference is due mainly to timing issues discussed above. FY13 second-quarter receipts of $331.4 million compare with $279.0 million from the second quarter of FY12.

Combined corporation income and (LLET) receipts were up in the second quarter of the fiscal year. Revenues of $142.8 million were 7.6 percent more than the year-earlier figure of $132.7 million.

Coal severance tax revenue continued the downward trend in the second quarter as receipts fell 28.9 percent. Collections of $56.6 million compare to the FY12 second quarter total of $79.7 million. The downward trend in many energy prices has led to quarterly declines in the oil production tax and the natural gas severance tax.

Cigarette tax receipts of $60.9 million in the second quarter of FY13 increased slightly compared to last year’s total of $60.3 million. Year-to-date, cigarette tax receipts have fallen 4.2 percent due to lower sales, but the $1.00 per pack tax increase in Illinois should lead to some increased border sales in that region of Kentucky.

Lottery receipts were $53.3 million, which were 4.0 percent below last year’s second quarter total of $55.5 million.

The “Other” category, which represents the remaining accounts of the General Fund, increased 8.1 percent in the second quarter. Second quarter receipts for FY13 were $148.1 million compared to $137.1 million in FY12.

Road Fund. The Road Fund reported growth of 5.6 percent in the second quarter of FY13. Receipts totaled $366.5 million and compare to $347.1 million from the second quarter of last year. Motor fuels tax receipts were $215.6 million for the quarter and compare to $199.6 million collected during the second quarter of last year. The 8.0 percent growth is due primarily to the automatic adjustment to the fuels tax rate prescribed in KRS 138.210 (10) and KRS 138.220(1), which created a 2.1 cent-per-gallon increase in the variable rate on motor fuels. For gasoline, the total tax rate increased by 7.6 percent.

Motor vehicle usage tax increased 7.1 percent in the second quarter. Receipts during the second quarter of FY13 totaled $100.0 million and compare to $93.3 million collected during the same period last year. The strong growth in this account is the result of an increase in the value of motor vehicle sales.

Motor vehicle license tax receipts decreased 21.4 percent in the second quarter of FY13 to $17.7 million compared to $22.5 million during the second quarter of FY12. Motor vehicle operators’ license tax receipts were $3.9 million in the second quarter of FY13 an amount unchanged from the prior year.

Weight distance tax receipts of $18.9 million represent a 0.6 percent decrease compared to receipts of $19.0 million during the second quarter of FY12. The remainder of the accounts in the Road Fund combined for an increase of 11.1 percent from a year earlier. In the “Other” category, revenues of $9.7 million compare to $8.7 million in the second quarter of FY12.

Kentucky Economy. Kentucky personal income grew by 4.5 percent in the second quarter. Quarter to quarter growth has been somewhat volatile for many quarters. Over the last 10 quarters, personal income growth has gone from a low of 0.4 percent growth to 3.1 percent growth, back down to 0.4 percent before jumping to 2.1 percent and then subsiding again to 0.4 percent. Adjacent-quarter growth is currently a solid 1.0 percent, which is similar to U.S. personal income growth.

Kentucky non-farm employment grew by 1.9 percent in the second quarter compared to the second quarter of FY12. Much of that growth occurred in the third quarter of FY12. Employment was lackluster in the other intervening quarters. In fact, second quarter employment was essentially flat compared to the first quarter of FY13. The lion’s share of the non-farm employment growth occurred in business services employment, which grew by 8.7 percent over the second quarter of FY12. This is a net increase of 16,700 jobs. Business services accounted for both the highest absolute and percentage increase among the supersectors.

The service sectors performed better than all three goods-producing employment sectors during the second quarter. Mining employment suffered the worst losses in the second quarter. Mining employment declined by 100 workers in the second quarter, a decline of 0.5 percent, and the outlook remains somewhat bleak. Nine of the 11 employment sectors gained jobs in the second quarter. The only other sector which lost jobs was the government employment sector in Kentucky, which lost 300 jobs, a 0.1 percent decline. Government employment includes state and local government employment.

Kentucky manufacturing employment fell by 1.3 percent in the second quarter over the first quarter, a loss of 2,800 jobs. Solid growth in the fourth quarter of FY12 helps mask weak growth over the last five quarters. As a result, Kentucky manufacturing employment never reached a trough during the 2001 recession. Kentucky’s manufacturing employment did not experience a recovery following the 2001 recession. In fact, there were only a few quarters in the period from 2001 and the onset of the 2007 recession where manufacturing employment did not fall. Between the third quarter of FY06 and the third quarter of FY10, Kentucky manufacturing employment lost 57,100 jobs, a 21.7 percent net decline. In the 11 quarters following that trough, manufacturing employment has increased in nine of those 11 quarters, resulting in a net increase of 11,300 jobs since the third quarter of FY10. This is the first sustained period of growth for Kentucky manufacturing employment since 1999.

Interim Outlook.

General Fund.The official General Fund estimate for FY13 is $9,307.8, an increase of 2.4 percent over FY12 collections. The official estimate is based on the Consensus Forecasting Group’s estimates from December 2011 and modified by actions of the General Assembly. The official revenue estimate for the General Fund for FY13 included estimated revenues from a Tax Amnesty Program authorized by the 2012 General Assembly. The Tax Amnesty Program occurred from October 1 through November 30, 2012, and is now being followed by enhanced compliance efforts by the Department of Revenue. Second quarter General Fund receipts include some Tax Amnesty proceeds, however final results will not be known until later this spring.

General Fund growth is projected to slow over the next three quarters. The second half of FY13 receipts are expected to grow by 1.3 percent compared to the second half of FY12. The receipts for the first quarter of FY14 are expected to rise by only 1.1 percent over those receipts collected in the first quarter of FY13. The slower growth projected in the second half of FY13 is a partial reflection of strong growth in the second half of FY12 which sets a higher bar to exceed in FY13.

Individual income tax receipts are composed of four components: withholding, declarations, fiduciary and net returns. Individual income tax receipts are expected to increase by 2.9 percent over the next two quarters before showing more robust growth in the first quarter of FY14. The largest component of individual income tax receipts is withholding, which makes up approximately 98 percent of total individual income tax receipts. Withholding is closely tied to wages and salaries and employment in the state.

As growth in these two latter series increases, so too does the growth in withholding. Individual income tax receipts are expected to rise 3.6 in the first quarter of FY14. Sales and use tax collections were nearly flat in the first half of FY13. Sales and use tax receipts are expected to grow by 1.2 percent in the second half of the FY13. This is an improvement over the first half growth, but it is still weak growth. Sales and use receipts are closely tied to disposable income. As disposable income rises, expenditures on applicable sales taxed goods increase. Receipts are expected to rise by a modest 1.4 percent in the first quarter of FY14 over FY13.

Growth in property tax revenues is expected to decrease by 21.5 percent in the second half of FY13. The majority of FY13 property tax receipts were received in the first half of FY13, instead of more evenly distributed across the fiscal year halves. Fluctuations in property tax collections across months of a fiscal year are fairly common, so the volatility in this receipts category is typical. Inferring underlying economic significance to this pattern is contraindicated and may lead to improper conclusions. November to February is the normal payment period for a large share of the property taxes. The FY13 net growth is 6.5 percent over FY12. Property taxes in the first quarter of FY14 are expected to fall 20.4 percent compared to the first quarter of FY13, partially due to a reversal of the timing from FY13.

Corporate income tax receipts are expected to increase by 10.0 percent in the second half of FY13 relative to the second half of FY12. Growth for the full fiscal year is therefore expected to be 7.2 percent over FY12. Growth is expected to slow to 3.8 percent in the first quarter of FY14. The LLET receipts are growing sharply relative to FY12 and are expected to continue to rise at approximately the same pace for the second half of FY13. Fiscal year growth for LLET receipts is expected to be 26.3 percent over FY12. The first quarter of FY14 is expected to fall relative to the ‘high’ first quarter FY13 receipts resulting in receipts of $45.8 million for the quarter.

Coal severance receipts year-to-date in FY13 have fallen by 24.0 percent compared to FY12. The losses are the result of a decrease in severed tons, weak coal prices, and decreased demand for coal, due in large part to falling prices of demand-side energy substitutes like natural gas. Spot market prices have stabilized and have inched slowly upward since July 2012. However, forward contracts for delivery are made for three or more years. Therefore, despite some minor help from spot prices, contracts are currently being fulfilled at forward prices set during a period of depressed contract prices per ton.

The effect of commodity prices on tax receipts has certainly depressed natural gas severance receipts as well, as spot gas prices remain well below prices in previous fiscal years. The second half of FY13 coal severance receipts are expected to fall 16.3 percent compared to the same period a year ago. The trend is expected to continue into FY14, as first quarter FY14 receipts are expected to be 11.0 percent less than the same quarter of FY13.

Cigarette smoking has declined both in Kentucky and nationally, as measured by the number of packs sold. This underlying trend continues to influence cigarette receipts in Kentucky. Cigarette receipts declined 4.2 percent in the first six months of FY13 and are expected to continue falling for the next six months. Receipts in the second half of FY13 are expected to decline 4.0 percent. The first quarter of FY14 receipts are expected to decline by 1.2 percent compared to the already depressed first quarter FY13. Lottery receipts are determined by the Lottery Corporation’s dividend schedule. Lottery receipts are projected to end FY13 at $214.0 million, an increase of 1.5 percent over FY12 levels. First quarter FY14 receipts are expected to be $49.0 million.

The “Other” category contains dozens of smaller accounts, which make up the remainder of the General Fund. Insurance premiums tax, bank franchise and telecommunications tax are the three largest accounts in the “Other” category. The “Other” category of taxes is expected to rise a net 2.8 percent in the latter half of FY13. Receipts in the first quarter of FY14 are expected to be flat relative to the same quarter a year earlier.

Road Fund. Growth in Road Fund revenues is forecasted to slow over the final six months of the fiscal year, increasing only 1.8 percent compared to growth of 3.4 percent in the first two quarters of FY13.  Revenues are expected to rebound in the first quarter of FY14, increasing 6.6 percent.

Motor fuels tax collections are forecasted to grow 5.8 percent over the final six months of
FY13. This is due principally to a continuation of the long-term trend of declining motor fuels consumption. Taxable gallons have declined an average of just over one percent annually for the past seven years. Declining consumption has been offset by an increasing tax rate, keeping revenue growth at a moderate level. In FY13, the motor fuels tax rate has been or will be at its statutory maximum for the first three quarters and is expected to remain there for the final quarter.

Growth in this revenue source is predicted to continue in the first quarter of FY14, rising 7.3 percent. Growth in motor vehicle usage tax collections is predicted to decline over the final six months of the fiscal year. Receipts, however, will increase and are forecasted to be $12.7 million more than what was collected in the first half of the fiscal year compared to last year. Collections are projected to fall 2.8 percent over the remainder of the fiscal year but increase 5.3 percent in the first three months of FY14. To estimate the growth of all other components of the Road Fund, officials of the Kentucky Transportation Cabinet and staff of the Governor’s Office for Economic Analysis together assessed recent growth patterns as  well as administrative and statutory factors. Motor vehicle license taxes are forecasted to decrease 5.7 percent in the final two quarters of FY13 but increase 4.1 percent in the first quarter of FY14. Motor vehicle operators’ licenses are projected to rise 7.2 percent in the remainder of the fiscal year and grow 1.8 percent in the first quarter of FY14. Weight distance tax revenue should rise 1.0 percent for the remainder of the fiscal year and grow 4.7 percent over the first three months of FY14. Income on investments is projected to fall 40.0 percent over the remainder of the fiscal year and increase approximately $2.3 million in the first quarter of FY14. All other revenues are projected to grow 5.2 percent during the last six months of FY13 and then decline 11.3 percent in the first quarter of FY14.

Kentucky Economy. Kentucky personal income growth is expected to be 2.9 percent, slightly lagging the national average of 3.3 percent. However, employment gains in the Commonwealth should outpace the national average, with growth in the non-farm sector of 2.0 percent and a robust 4.8 percent in the goods producing sector. Employment in government—including federal, state, and local—is expected to continue to slow as government at all levels adjust to continued budgetary constraints. Overall, the sector is expected to decline by 0.3 percent for the remainder of FY13.

The service producing industries continue to account for approximately two-thirds of Kentucky jobs. The expiration of the payroll tax cut will reduce the overall disposable income of consumers, but the service sector remains an entrenched force in the economy of the Commonwealth. The service-providing industries are forecasted to expand by 1.7 percent with the creation of approximately 20,000 jobs. Overall, Kentucky personal income and wages and salaries are 14.3 percent and 11.0 percent higher, respectively, than their recession nadirs. The current forecast, for the remainder of FY13, calls for 2.9 percent and 2.2 percent growth for these two categories.

One significant area of concern has been the market for Kentucky coal. Coal production, utilization and severance taxes have decreased significantly in recent quarters and have shown continued signs of weakness due to input substitution, supply side disruptions, and inventory accumulations. The dramatic expansion and availability of natural gas, coupled with pending air quality requirements have made numerous power generators re-evaluate the most economical decisions for the coming years. Power plants are shifting their structure towards more natural gas-generated electricity production. Going forward in FY13, the decrease in coal utilization should stabilize as natural gas drilling slows due to the exceptionally low market prices. Higher natural gas prices, coupled with slightly higher electricity demand, should lead to an increase in coalfired generation over the forecast period.

Unfortunately for the coal producing regions of the Commonwealth, coal production is expected to experience little or no growth as primary and secondary inventory draws will be able to meet the needs of the small consumption increase expected in calendar 2013.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

APPENDIX D

ADDITIONAL INFORMATION ABOUT THE RHODE ISLAND ECONOMY AND RHODE ISLAND OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Rhode Island and Providence Plantations (“Rhode Island” or the “State”). The sources of payment for Rhode Island municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to debt offerings by the State. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Rhode Island issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

Overview

Population Characteristics.  Rhode Island experienced a population increase of 2.5% between 1997 and 2011. The U.S. Census Bureau estimated that Rhode Island’s population decreased by 0.1% in 2011 as compared to 2010.  The 2011 United States census estimate for Rhode Island was 1,051,302 or 0.6% less than the 1,058,051 counted in 2001.  In contrast, the total United States population is expected to experience a population increase of 9.3% between 2001 and 2011.

Personal Income and Poverty. Per capital personal income levels in Rhode Island had been consistent with those in the United States for the 1996 to 2000 period.  Rhode Island per capita personal income in 2011 was $43,992 versus U.S. per capita personal income of $41,663.  In addition, Rhode Island has maintained a poverty rate below the national average.  Over the 2003-2010 period, Rhode Island’s average poverty rate was 11.8% versus the U.S. average poverty rate of 13.2%.  Personal income growth is expected to be 2.8% in FY 2012 down from the 4.4 % growth in FY 2011. The November 2011 Revenue Estimating Conference estimates for personal income growth suggest a positive upward trend from FY 2012 through FY 2015.  Similarly, FY 2012 estimates of dividends, interest and rents are expected to decrease slightly from FY 2011 growth of 6.9% before bouncing back considerably in FY 2013 through FY 2017.  Wage and salary income growth is forecasted to decrease from FY 2012 to FY 2014 relative to the projected growth adopted in May 2011 but then increase from FY 2015 to FY 2017 again relative to the forecast adopted in May 2011.

Employment.  According to the U.S. Department of Labor Bureau of Labor Statistics, total Rhode Island nonfarm employment fell at a rate of 4.4% in 2009, 0.4% in 2010 but increased by 0.5% in 2011.  The average annual growth rate for Rhode Island nonfarm employment for the 1997 to 2011 period was 0.3%.  The unemployment rate for FY 2012 is projected to decline to 10.5%.  As recovery taxes hold, Rhode Island’s unemployment rate is expected to decline marginally to 10.3% in FY 2013 and then accelerate its downward trend until it hits 5.1% in FY 2017.  Even at this lower rate, Rhode Island’s unemployment rate will be 0.1 percentage points higher than the unemployment rate achieved when the economy peaked in FY 2007.  As of February 2012, Rhode Island’s unemployment rate was 11.0%, second highest in the United States after Nevada.

Economic Base and Performance.  Rhode Island has a diversified economic base that includes traditional manufacturing, high technology, and service industries.  A substantial portion of products produced by these and other sectors is exported.  Like most other historically industrial states, Rhode Island has seen a shift in employment from labor-intensive manufacturing industries to technology and service-based industries, particularly Education and Health Services.

Human Resources.  The Rhode Island population is well educated with 30.3% of its residents over the age of 25 having received a Bachelor’s degree or a Graduate or Professional degree according to the U.S. Department of Commerce Census Bureau (2006-2010 American Community Survey 5-Year Estimates). In addition, per pupil spending on public elementary and secondary education in Rhode Island has been significantly higher than the national average since the 1993-1994 academic year.  For 2007-2008 Rhode Island spent 44.3% more per pupil than the national average.

Economy

As with many states across the country, Rhode Island has been feeling the effects of the “Great Recession”, the worst economic downturn since the Great Depression.  The impact on the State of Rhode Island has been severe, with over 62,000 Rhode Islanders unemployed as of May 2011. The jobless rate peaked at 12.7% in December 2009, and the State currently ranks third in the nation with a 10.9 percent rate of unemployment as of May 2011, compared to 9.1 percent nationally. The State has depleted the resources it set aside to pay unemployment benefits and is now borrowing from the Federal Trust Fund to make benefit payments to unemployed Rhode Islanders.

The impact of the high level of unemployment translated into a sharp decline in tax receipts to the State, as less personal income taxes are received from employers through withholding taxes, and taxpayers transmit lower estimated and final payments, but request larger refunds. Recent estimates, however, have shown a reversal in tax collections.  Personal income taxes are estimated to be $1,003.6 million in FY 2011 and $1,010.0 million in FY 2012. Uncertainty about the economic future and the contraction of the State's housing market has caused Rhode Islanders to pull back on spending and impacted the State's second largest income stream, the sales and use tax. Sales tax receipts are estimated to be $810.4 million in FY 2011 and $846.5 million in FY 2012, based on the budget as enacted by the General Assembly. The business corporations tax, which peaked in FY 2006 at $165.1 million, are estimated at $95.1 million in FY 2011 and $121.2 million in FY 2012. Rhode Island's estimated general revenue receipts in FY 2011 and FY 2012 are estimated to be $3.091 billion and $3.176 billion, respectively.

At the time of submission of the Governor's proposed budget for FY 2012, the FY 2012 budget shortfall was projected to be $331.0 million.  A major portion of the increased in projected spending was due to the anticipated end of enhanced FMAP for Medicaid expenditures on June 30, 2011.  This translates into additional expenditures of approximately $215.4 million.  The enacted budget for FY 2012 resolved this deficit through a combination of expenditure modifications, increased revenues and one-time revenue or expenditure changes.  Major reductions include $60.5 million in Human Services programs, including service delivery system changes, restructuring of rates and consolidation of publically managed facilities.  The enacted budget also included a reduction in general revenue funding for local education aid based on the availability of federal Education Jobs funding of approximately $32.0 million.

In the past, the State has used a number of one-time measures, such as the use of one-time federal funds and reserves, which will not be available to address future budget needs.  As a result, significant budget deficits are expected for the years following FY 2012, although lower than projected in prior years, and additional adjustments to both revenues and expenditures will likely be necessary for the adoption of balanced budgets for the fiscal years following FY 2012.

Municipalities

There are 39 cities and towns in Rhode Island that exercise the functions of local general government. There is no county governmental structure in the State of Rhode Island. Local executive power is generally placed in a mayor, or administrator/manager form of government and legislative power is vested in either a city or town council. The State Constitution provides municipalities with the right of self-government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Except for matters that are reserved exclusively to the General Assembly, such as taxation and elections, the State Constitution restricts the power of the General Assembly on actions relating to the property, affairs and government of any city or town which has adopted a "home rule" charter, to general laws which apply to all cities and towns, but which shall not affect the form of government of any city or town. The General Assembly has the power to act in relation to a particular home rule charter city or town, provided that such legislative action shall become effective only upon approval of a majority of the voters of the affected city or town. Section 44-35-10 of the General Laws requires every city and town to adopt a balanced budget for each fiscal year.  Local governments rely principally upon general, real and tangible personal property taxes, automobile excise taxes, and state aid for provision of revenue.

Since 1985, cities and towns had been prohibited by Section 44-5-2 of the General Laws of the State from imposing a tax levy or tax rate, which increases by more than 5 ½% over the previous year's levy or rate. The statute authorized tax levy or tax rate increases of greater than 5 ½% in the event that the amount of debt service required to service present and future general obligation debt of the city or town increased at a rate greater than 5 ½%. The statute also provides for the certification by a state agency of the appropriate property tax base to be used in computations in any year when revaluation of property is being implemented. Provisions of Section 44-5-2 also included authorization to exceed the 5 ½% limitation in the event of loss of non-property tax revenue, or when an emergency situation arose and was certified by the State Auditor General. In such an emergency situation, the levy in excess of a 5 ½% increase had to be approved by a majority of the city or town governing body or electors voting at the financial town meeting. The statute was amended to clarify that nothing in the tax levy cap provisions was intended to constrain the payment of obligations of cities and towns. The power of the cities and towns to pay their general obligation bonds and notes is unlimited and each city or town is required to levy ad valorem taxes upon all the taxable property for the payment of such bonds and notes and the interest thereon, without limitation as to rate or amount.

During the 2006 session of the General Assembly, significant amendments to Section 44-5-2 of the General Laws of the State were enacted. The amendments progressively reduce the maximum property tax levy from a 5.5% increase over the prior year levy to 4.0% in the year 2013, while expanding and clarifying exemptions from the property tax cap. Limitations on the tax rate were removed. The previous property tax limitation applied a 5.5% cap on the tax rate or the levy. In those municipalities where a city or town council has final tax levy approval, a four-fifths vote would be required to exceed the applicable cap. In the case of a city or town having a financial town meeting, the majority of the electors present and voting at the town financial meeting shall also approve the excess levy. The act also capped the amount of funds requested by a school committee of a city or town at the same rate of increase as the maximum tax levy increase. The act also broadened the definition of state mandates on municipalities and restricted the flexibility of the Governor or Legislature to forego reimbursement of State mandates.

Status of Pension and OPEB Plans Administered by Municipalities

The Office of the Auditor General completed an initial review in 2007 of the fiscal health of the various locally-administered defined benefit pension plans covering Rhode Island municipal employees. Updated reviews have been completed in March 2010 and September 2011, which also includes an assessment of the status of other post-employment benefit plans offered by municipalities. Twenty-four communities have created 36 pension plans, which they administer for their employees. The State Auditor General considered 23 locally administered pension plans to be at risk, twelve were considered most at risk because the plans were significantly underfunded and annual contributions were significantly less than annual required amounts. The collective funded ratio of the plans decreased from 43%, as reported in March 2010 to 40$, as reported in the September 2011 update. Total assets collectively held by these 36 pension plans were $1.4 billion (as reported in their fiscal 2010 audit reports or more current valuations when available). The collective unfunded actuarial liability for future benefits under these locally-administered plans was approximately $2.1 billion (as of the most recent actuarial valuation referenced in their June 30, 2010 financial statements or more current valuations when available).

The Office of the Auditor General's September 2011 report further summarized the status of other postemployment benefit (“OPEB”) plans administered by municipalities for their employees. The actuarial value of assets held by these plans was $27.5 million and the collective unfunded actuarial accrued liability for future benefits was nearly $3.5 billion (as of the most recent actuarial valuation referenced in their June 30, 2010 financial statements). The collective funded ratio of the locally-administered OPEB plans was less than 1%. The State Auditor General made a number of recommendations to improve the funded status of the locally administered pension and Other Post Employment Benefits (OPEB) plans.

In November 2011, the General Assembly enacted reforms to state pensions through passage of the Retirement Security Act of 2011, and provided for a Study Commission to be established to review existing legislation and pension plan administrative practices and to make recommendations for the improved security and funding of locally administered plans and other post-retirement benefit obligations of cities and towns.  The commission consists of fourteen (14) members, and began meeting on January 25, 2012.  In accordance with the act, Rhode Island municipalities with locally administered plans must submit an Actuarial Experience Study and Actuarial Valuation Study to the Commission by April 1, 2012.  Documents submitted by the municipalities are under review by the Department of Revenue and the Office of the Auditor General.  Municipalities whose pension plans are deemed to be in “critical” status (below 60% funded) must notify the plans’ participants & beneficiaries, the General Assembly, the Department of Revenue and the Auditor General within 30 days following that certification.  In addition, municipalities with plans in critical status are required, within 180 days of receiving critical status notice, to submit to the Study Commission a reasonable alternative funding improvement plan to emerge from critical status. The Commission developed guidelines to assist municipalities whose locally-administered pension plans are deemed to be in critical status and is providing support to municipalities.  Based on the reports filed with the Office of Municipal Finance, there are twenty-two (22) plans that fall into the critical status category.

State Oversight for Municipal Fiscal Stability

In June 2010, the General Assembly enacted "An Act Providing for the Financial Stability of Cities and Towns" (“Fiscal Stability Act”) to provide a mechanism for the State to work with cities and towns undergoing financial distress that threatens the fiscal well-being, public safety and welfare of such cities and towns, or other cities and towns or the State, and to provide stability to the municipal credit markets for

Rhode Island and its cities and towns through a predictable, stable mechanism for addressing cities and towns in financial distress.

The Fiscal Stability Act was a result of the display of fiscal weakness in several communities, culminating with the City of Central Falls filing for judicial receivership in the Rhode Island Superior Court on May 18, 2010. Under the Fiscal Stability Act, Central Falls moved from having a judicially-appointed receiver to a state appointed receiver (the “State Receiver”).  Under the State Receiver appointed by the Governor under the Fiscal Stability Act, Central Falls filed for federal bankruptcy protection on August 1, 2011, see “Central Falls Bankruptcy” below.  The State has a compelling interest in the fiscal health of Rhode Island municipalities. The Fiscal Stability Act gives the State, acting primarily through the Department of Revenue, the power to exercise varying levels of support and control depending on the circumstances. The Fiscal Stability Act repeals Chapter 45-9 relating to Budget Commissions in its entirety and creates three levels of state oversight and control. The three levels are: fiscal overseer, budget commission, and state receiver. If the director of revenue determines in consultation with the Auditor General that a city or town is facing a fiscal emergency and that circumstances do not allow for the appointment of a fiscal overseer or a budget commission, the Director of Revenue may appoint a receiver without first having appointed a fiscal overseer or budget commission. The Fiscal Stability Act also prohibits municipalities from filing for, or being placed into, either voluntarily or involuntarily, judicial receivership and clarifies that the Superior Court has only limited jurisdiction to ratify certain actions taken prior to the enactment of the legislation upon the request of the Director of Revenue and to take such further actions as may be necessary to ensure an orderly transition. When the Director of Revenue abolishes a fiscal overseer, budget commission or receiver of a city or town as the case may be after determining in writing that the city or town’s fiscal stability has improved to a level that said fiscal overseer, budget commission or a receiver is no longer needed, the city or town must create and maintain for a period of five (5) years a department of administration and finance which shall be responsible for the overall budgetary and financial administration of the city and town.  The division of municipal finance must submit a list of three (3) names to the elected chief executive officer of the city or town who must appoint one of those individuals for a period of not more than five (5) years as the officer who shall be responsible for the department of administration and finance.  The appointment and removal of said officer must be approved in writing by the division of municipal finance.  The Fiscal Stability Act applied retroactively to May 15, 2010.

Bills were introduced during the 2011 session at the request of the Department of Revenue to address issues in connection with the Fiscal Stability Act that have arisen during the course of the Central Falls receivership.  Two of those bills enacted as Chapter 277 of the Public Laws of 2011 and its companion Chapter 269 of the Public Laws of 2011 as amended two section of current law (R.I. Gen. Laws Sec.45-12-1 and R.I. Gen. Laws Sec.45-12-22.4) to (i) permit a pledge of general fund revenues of cities and towns to the payment of general obligation debt and lease appropriation debt of cities and towns; (ii) make any municipal or district employee or official who intentionally violates the law personally liable to the city, town or district for amounts not expended in accordance with such appropriations and make said employee or official subject to removal; and (iii) prohibit a municipality from issuing pension and Other Post-Employment Benefits (OPEB) debt without approval of the State Auditor General and Director of the Department of Revenue.  The purpose of the bills is to enhance capital market access for cities, towns and districts.  Both bills were passed by the General Assembly and were enacted into law.  The bills took effect upon passage and apply to general obligation bonds and other financing obligations issued by cities, towns and districts including those issued prior to the date of enactment.

Two other bills, enacted as Chapter 279 of the Public Laws of 2011 and its companion Chapter 304 of the Public Laws of 2011 as amended “clean up” some provisions of the Fiscal Stability Act which was passed during the last legislative session, and (i) clarify that the receiver - as well as budget commissions - is entitled to exercise all power that elected officials may exercise under applicable laws; (ii) prohibit expenditures by elected officials in excess of appropriations and provide that any elected official who intentionally violates that provision will be personally liable for those expenditures; (iii) clarify that powers of the city or town council exercisable by resolution or ordinance will be exercised by order of the receiver; (iv) provide that the state shall indemnify fiscal overseers, budget commission members and receivers arising out of actions taken by them except in instances of malfeasance or gross negligence and provide that said individuals will not be subject to any civil liability for any actions taken or omitted in the course of performing their official duties and that they shall not be subject to prosecution or have any liability for misdemeanor violations of criminal laws for actions taken or omitted in the course of performing official duties under chapter 45-9; (v) provide that any person who violates the law or ignores a written demand made by a fiscal overseer, budget and review commission, receiver or administration and finance officer would be required to pay the reasonable attorney fees incurred to seek enforcement or compliance with the written demand; and (vi) clarify that the law would not pre-empt or restrict the powers and remedies available to a state-appointed receiver under Chapter 9 of Title 11 of the United States Code and the receiver’s ability to exercise such powers and remedies on a municipality’s behalf in such a federal proceeding.

Central Falls Bankruptcy

In June 2011, the City of Central Falls (the “City”) adopted a budget of $21.6 million.  Subsequently, the City was estimated to have a structural deficit of $6.1 million for FY 2012.  The adopted State FY 2012 budget includes no appropriation to Central Falls to enable the City to close its cumulative deficits and its estimated FY 2012 deficit.  As of June 2010, the City had approximately $79 million in unfunded pension and health insurance liabilities.  As a part of his efforts to balance the budget and resolve the deficit, the State Receiver sought major concessions from retirees and union groups, proposing to cut approximately $2.5 million from the budget through cuts to pensions and payments for retiree health care benefits, as well as other cuts.  The concessions were not achieved and as a result the State Receiver filed for federal Chapter 9 bankruptcy protection for the City of Central Falls on August 1, 2011.

On September 22, 2011, the City filed a plan of debt adjustment with the Bankruptcy Court.  The plan of debt adjustment provided for balanced budgets for Fiscal Years 2012-2016.  After September 22, 2011, the City reached new collective bargaining agreements with (1) the Central Falls Police Department, Fraternal Order of Police, Central Falls Lodge No. 2, (2) the International Association of Fire Fighters, Local 1485, AFL-CIO, and (3) the Rhode Island Council 94, American Federation of State, County and Municipal Employees AFL-CIO, Local 1627.

The City also reached a settlement with the retirees which provided for cuts in pensions of up to 55%.  The agreement requires the Director of Revenue to seek legislation from the General Assembly granting a $2.6 million appropriation so that for the following five years, no cuts in pensions would exceed 25%.  The General Assembly passed 2012-H 7323 Substitute A, as amended (FY 2013 Budget Bill) and Governor Lincoln Chafee signed it into law on June 15, 2012.  Article 22 of the Budget Bill provided for the $2.6 million dollar appropriation.

One important issue in the Bankruptcy Court was whether the Central Falls School Department was a department of the City.  On March 23, 2012, the Bankruptcy Court determined that the Central Falls School District is not part of the City of Central Falls.

The above-referenced plan of debt adjustment filed with Bankruptcy Court on September 22, 2011 did not account for the subsequently-agreed upon collective bargaining agreements with the three (3) municipal unions and the settlement agreement with the retirees.  On June 15, 2012, the City filed an amended plan of debt adjustment and then, to respond to concerns expressed by the Bankruptcy Court, filed a Second Amended Plan of Debt Adjustment on July 10, 2012, a Third Amended Plan of Debt Adjustment on July 23, 2012, and a Fourth Amended Plan of Debt Adjustment on July 27, 2012.  The Fourth Amended Plan of Debt Adjustment was confirmed by the Bankruptcy Court by confirmation order entered on September 11, 2012.  Over 99% of the creditors that voted on the plan, voted to accept the plan.  Not a single creditor filed an objection to the plan.

Provided there are no appeals that stay the confirmation order, the Fourth Amended Plan of Debt Adjustment will become effective on October 25, 2012 and will pave the way for the City of Central Falls to emerge from bankruptcy.  Under the plan, the City will have court-ordered balanced budgets for Fiscal Years 2013, 2014, 2015, 2016 and 2017 and imposes a 4 percent property tax increase in each of the next five years.  Also, as a result of the agreement with the retirees, the City’s five-year budget plan contains affordable pay as you go pension and retiree health insurance costs based upon the restructured plans.

East Providence

In November 2011, the Director of Revenue determined, in consultation with the Auditor General, that the City of East Providence was facing fiscal deficits and cash shortfalls of such a magnitude that the appointment of a fiscal overseer under the Fiscal Stability Act was required.

The fiscal overseer concluded that East Providence (1) was unable to present a balanced municipal budget; (2) faced a fiscal crisis that posed an imminent danger to the safety of the citizens of the City and/or their property; and (3) would not achieve fiscal stability without the assistance of a  budget commission.

In December 2011, the Director of Revenue established a budget commission under the Fiscal Stability Act thereby placing the finances of East Providence under the jurisdiction of that commission.  The Budget Commission has assumed responsibility for all budget and financial matters.

Woonsocket

In April 2012, the Woonsocket City Council passed an ordinance requesting that the Rhode Island General Assembly pass enabling legislation to allow the City to assess and collect a supplemental tax.  While the legislation was introduced, the General Assembly did not pass the legislation.  Subsequently, in May 2012 the Mayor and City Council made a joint request to the division of Municipal Finance to establish a Budget commission for the City.  That request was approved.  On May 29, 2012, the Director of the Department of Revenue, in consultation with the Auditor General, appointed a Budget Commission pursuant to R.I. Gen. Laws 45-9-5 thereby placing the finances of Woonsocket under the jurisdiction of that commission.  Since that time the Budget Commission has continued its work in assisting the City with its fiscal challenges.

The Budget Commission has assumed responsibility for all budget and financial matters.

Local Tax Relief

In 1998, the General Assembly enacted measures designed to phase out, over a number of years, two separate components of the local property tax levy. One is the local levy on inventories. The phase out period spanned ten years and progressively eliminated 10% of the tax levy each year until it was totally phased-out as of FY 2009. Local communities were to be reimbursed for lost revenues from the inventory tax through the State's General Revenue Sharing program, which was to have increased from 1.0 percent of tax revenues in FY 1998 to 4.7 percent in FY 2009. Expanded sharing of State revenue was delayed beginning in FY 2003 and all appropriations for general revenue sharing were eliminated beginning in FY 2010. Despite the reductions in state aid, the local reduction in the levy on inventories continued on the original schedule and the tax has now been eliminated.

The other local property tax levy reduced was the local levy on motor vehicles and trailers.  This tax was to be phased out subject to annual review and appropriation by the General Assembly by providing increasing exemptions against the assessed value of all motor vehicles.  Local communities are reimbursed on the value of the exempted amounts and assumed cumulative growth in the tax rate equal to the Consumer Price Index (CPI).  Beginning in FY 2004, however, there was no longer a CPI adjustment for an assumed growth in municipal tax rates.  For FY 2008 and for FY 2009, the first $6,000 in value of a vehicle was exempted from taxation and municipalities were prohibited from applying an excise tax rate higher than the rate applied in 1998.  Municipalities were being reimbursed for the lost revenue resulting from the exemption.  Beginning in FY 2008, municipalities were being reimbursed for 98% of the tax value of the exemption.  During the 2005 Session of the General Assembly, additional video lottery terminals were authorized which were expected to yield additional lottery revenues to the State, a portion of which was to be dedicated to local governments through the Motor Vehicle Excise Tax Reimbursement Program.  In the FY 2010 supplemental budget enacted by the General Assembly, the Motor Vehicle Excise Tax Reimbursement Program was reduced by $18.1 million, approximately 13.4% of the enacted FY 2010 budget amount.  The statute was amended to require reimbursement to communities equal to 88% of the 98% current rate of reimbursement for FY 2011, the Governor proposed, in his recommended FY 2011 budget, to eliminate all state appropriations to reimburse local governments for the $6,000 exemption, and included permissive language to allow for taxation by local governments subject to the cap on property tax levy discussed above.  For FY 2011 and thereafter, the General Assembly enacted legislation that mandates a $500 exemption for which the state will reimburse municipalities an amount subject to appropriation.  The legislation further allows municipalities to provide an additional exemption; however, that additional exemption will not be subject to reimbursement.  The Assembly also removed the provision that restricted municipalities from taxing the difference in the event that the value of a vehicle is higher than the prior fiscal year.  It also allowed for rates to be lowered from the then current frozen levels.

The Assembly provided $10.0 million in FY 2011, FY 2012 and in FY 2013 enacted budget for the Motor Vehicle Excise Tax Reimbursement Program.  The Assembly did not provide funding for fire districts beyond FY 2010, but for FY 2011 and thereafter, it restored the authority for fire districts to levy a motor vehicle excise tax.

State Aid to Local Communities

The largest category of state aid to cities and towns is assistance programs for school operations and school construction. In addition, the State makes contributions to the Employee Retirement System of Rhode Island on behalf of local districts and charter schools, which partially relieves them of the cost of funding retirements benefits for teachers.

In June 2010, the General Assembly enacted a funding formula to guide education aid payments beginning July 1, 2011 (FY 2012). The formula redistributes current education aid spending among school districts, state operated schools, and charter schools. For school districts that receive more money under the new formula, the increase is being phased in over seven years. For school districts that receive less money under the new formula, the decrease is being phased in over ten years. The funding formula aid program disburses funding to communities on the basis of a number of factors including wealth of the community, the average daily number of students in the community’s schools, and the number of children in the community’s schools who are eligible for free or reduced price meals.

For FY 2013, not including aid to State-operated schools, the State appropriated $714.6 million in education aid to local school districts and charter schools through the funding formula ($745.8 million if you include the State-operated Davies Career and Technical High School, the Metropolitan Career and Technical School, and the Rhode Island School for the Deaf).

In addition to redistributing current aid levels, the formula establishes six categories of funding outside of the core formula amount.  These categories are subject to appropriations and may be ratably reduced if demand exceeds the available funding, however they are integral parts of the funding formula and are being funded under a ten-year transition plan.  Under these new categories, the state will pay for the costs of setting up and running career and technical education programs, the costs of pre-kindergarten programs, transportation for out-of-district non-public students and students in regionalized school districts, and the mount of the cost of nay special education student that is above five times the core education aid amount (meaning the cost for a non-special education student who is eligible for the free and reduced lunch program).  Existing permanent bonuses for regionalized school districts will be replaced with temporary bonuses that phase out over two years.  Lastly, the State will match funding for the Central Falls School Department from the City of Central Falls as it gradually resumes paying its required local contribution during a transition period of ten years (currently the State pays 100 percent of the local contribution for Central Falls).  The State appropriated $1.9 million for these categories in FY 2012 and the Governor has proposed appropriating $7.5 million in FY 2013.

There are also a handful of aid categories still being funded that pre-date the funding formula. In the FY 2013 budget, state general aid support of $8.7 million is provided for internet access, for administering the school breakfast program, and for textbooks for non-public schools, and for a payment based on the number of group home beds in each community.

In addition to reimbursement of school operations costs, State school construction aid is provided at levels ranging from 30% to 93% of the construction cost of new facilities and renovations.  Under current law, the minimum reimbursement percentage is 35% for FY 2012 and 40% for FY 2013 and thereafter.  The level for each individual community is based upon the relationship between student enrollment and community wealth, and takes into consideration the relative weight of school debt in the particular city or town to its total debt.  The definition of reimbursable expenditures includes capital expenditures made through a capital lease or lease revenue bonds or from a municipality’s capital reserve account.  In June 2011, the General Assembly enacted a moratorium on the approval of new projects with the exception of those needed for health and safety issues.  This moratorium is scheduled to run through June 30, 2014.  The State appropriated $74.6 million for this category in FY 2013.  A related program will provide approximately $2.5 million in FY 2013 to cities and towns to provide aid in the construction of libraries.

The final major category of State aid is state funding of teachers’ retirement costs.  Both the employer and the employee contribute to the costs of the defined benefit plan which will also feature both employer and employee contributions.  For teachers, by Rhode Island law, the employer share is split between the State and the local school district or charter school, with the State paying 40% of the employer share and the local district or charter school paying 60%.  These payments are made directly to the Employees Retirement System of Rhode Island.  The only public school teachers who do not participate in this system are those at State-operated schools that are staffed by state employees and those at schools that are exempt from participating: namely Mayoral Academy charter schools and Metropolitan Career and Technical School.  The State appropriated $79.8 million for this category in FY 2013.

Other local aid programs include the motor vehicle excise tax reimbursement (as discussed above), payment-in-lieu of taxes (PILOT) program and distressed communities aid program.  The Motor Vehicle Excise Tax Reimbursement Program was funded at $135.6 million in FY 2010 Enacted Budget.  As noted above, however, this was reduced in the final enacted budget to $117.2 million.  For FY 2011 and FY 2012, the enacted budget included an appropriation of $10.0 million to local governments for the Motor Vehicle Excise Tax Reimbursement and a reduction of the exemption from $6,000 to $500.  The FY 2013 enacted budget also includes $10.0 million in appropriations.

The PILOT program authorizes the General Assembly to appropriate and distribute to communities amounts not to exceed 27% of the property taxes that would have been collected on tax exempt properties.  Properties included in this program are non-profit higher educational institutions, non-profit or State-owned hospitals, veterans’ residential facilities, and correctional facilities.  The FY 2013 Enacted Budget included $33.1 million for this program.   Also, the State makes payments to communities identified as distressed based upon four different criteria.  Appropriations of $10.4 million are included in the FY 2013 Enacted Budget to fund allocations to eligible communities.  Of these communities, Central Falls was determined to be especially distressed in FY 1991 and in FY 1993 the State assumed full responsibility for funding education in Central Falls.

As a result of the indices established by Rhode Island General Laws 45-13-12, the following communities would receive funds through the Distressed Communities Relief Fund: Central Falls, Cranston, North Providence, Pawtucket, Providence, West Warwick and Woonsocket.

State library aid provides financial support for local public library services and for the construction and capital improvement of any free public library.  A portion of library aid is disbursed directly to local libraries, including private libraries, while other aid is disbursed to the individual cities and towns.  Appropriations of $11.5 million are included in the FY 2012 enacted budget, and $11.2 million in the FY 2013 enacted budget.

Rhode Island also distributes to communities the proceeds of a statewide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies.  This aid is estimated at $12.7 million for the FY 2013 budget.  Also, the State distributes a 1% (one percent) meals and beverage tax, estimated at $20.6 million for FY 2013 according to the proportion of that tax collected in each community.  The State also provides funds through the Airport Impact Aid to cities and towns which host airports, and expects to distribute a total of $1.025 million in FY 2013.

Beginning in 1987 a variety of general State aid programs were consolidated into one general revenue sharing program which incorporated a distribution formula based upon relative population, tax effort for municipal services and personal income of each city and town.  The general revenue sharing program also incorporated additional funding to compensate municipalities for the phased loss of the inventory tax, as described above.  No funding was provided for this program in either the FY 2012 or FY 2013 enacted budgets. This program was last funded in FY 2009 with an appropriation of $25.0 million.

State Budgeting Practices for Municipalities

Governor Chafee’s FY 2012 budget proposal included requirements for fiscally prudent budgeting practices for cities and towns by requiring, for example, cities and towns to provide for a Five-Year Budget Forecast and a fiscal impact statement for changes in health care benefits, pension benefits and OPEB.  This information would be submitted to the Division of Municipal Finance.  These fiscal budgeting practices were included by the General Assembly in the FY 2012 enacted budget.

The five-year forecast to be submitted to the Division of Municipal Finance includes two scenarios: one scenario would show a baseline forecast, the other forecast would include pensions and OPEB funded at 100 percent of the Annually Required Contribution (ARC), separately for the general and unrestricted school funds.  The forecast also has to show underlying actuarial assumptions.

The fiscal impact statements to the Division of Municipal Finance has to show changes in health care benefits, pension benefits and OPEB, reflecting the impact on the unfunded liability and ARC, as well as the impact on the Five-Year Forecast.  Fiscal impact statements have to show underlying actuarial assumptions and support for underlying assumptions.

Financial data, such as quarterly reports, adopted budget surveys and the Comprehensive Annual Financial Report (CAFR) must be submitted to the Division of Municipal Finance within certain timelines as provided under the statute.  In addition, each quarterly report submitted must be signed by the chief executive officer, the chief financial officer, as well as the superintendent of the school district and the chief financial officer for the school district.  Furthermore, the report must now be submitted to the city or town council president and the school committee chair.  It is encouraged, but not required, to have the council president and school committee chair sign the report as well.  Furthermore, RI Gen. Laws Sec. 45-12-22.2 has been amended to provide that if a quarterly report projects a year-end deficit, a corrective action plan signed by the chief executive officer and chief financial officer must be submitted to both the Division of Municipal Finance and the Auditor General on or before the last day of the month succeeding the close of the fiscal quarter.  RI Gen. Laws Sec. 45-12-22.3 has been amended to require each municipality to notify both the Auditor General and the Division of Municipal Finance within 30 days if it is likely that a municipality will incur a deficit.  RI Gen. Laws Sec. 44-5-22 has been amended to require each municipality to submit their certified tax roll to the Division of Municipal Finance no later than the next succeeding August 15.  RI Gen Laws Sec. 16-2-9 has been amended to require that, in the event of a budget shortfall, a city or town must submit a corrective action plan to both the Auditor General and the Division of Municipal Finance.  Local governments would also be required to join electronic reporting and implement the Municipal Uniform Chart of Accounts (UCOA), within six months of statewide implementation.

In the 2012 legislative session, changes have been made to the quarterly reporting requirements.  In the past, quarterly reports also have to be submitted to the Division of Municipal Finance and the Auditor General.  Now the school department must submit a quarterly report certifying the status of the budget which must also be submitted to the Commissioner of Education.

Furthermore, if any of the quarterly reports project a year-end deficit, the chief financial officer of the municipality also has to submit a corrective action plan to the Commission of Education.  In the past these action plans were submitted to the Division of Municipal Finance and the Auditor General.

Municipal Downgrades and Bankruptcies

Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund’s investments.

Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

APPENDIX E

ADDITIONAL INFORMATION ABOUT THE UTAH ECONOMY AND UTAH DOUBLE-EXEMPT OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Utah (“Utah” or the “State”). The sources of payment for Utah municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials, as available on the date of this Statement of Additional Information. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Utah issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

Geographic Information

On January 4, 1896, Utah became the 45th state of the United States of America (the “U.S.”). Ranking 13th among the states in total area, Utah contains approximately 84,900 square miles. It ranges in elevation from a low of 2,200 feet above sea level in the south, to a high of 13,500 feet above sea level in the northern mountains. Utah is located in an arid region (precipitation ranks as the 2nd lowest in the nation, behind Nevada). Home to deserts, plateaus, the Great Basin and the Rocky Mountains, Utah is known for its scenic beauty and the diversity of its outdoor recreation areas. As of April 2001, land ownership in Utah was distributed as 63.9% federal, 10.1% State, and 26% other (American Indian reservation, municipal, state sovereign lands, and private).
UT
2012 Census Bureau State Population Estimates

At the end of December 2012, the U.S. Census Bureau released the July 1, 2012 population estimates for the Nation and States. The total July 1, 2012 population estimate for the United States was 313,914,040. This represents a population increase of 2,326,224 people or 0.7% from 2011. This is the slowest national growth since the 1940s. Utah’s 2012 total population estimate was 2,855,287. This represents a population increase of 40,940 people or 1.5% from 2011, ranking Utah fifth among states and the District of Columbia in population growth. Utah grew more than twice as fast as the nation from 2011 to 2012.

The majority of states that experienced the highest growth rates from 2011 to 2012 are located in the West and South regions of the United States. The top ten states or equivalent with the highest growth rates include: North Dakota (2.2%), District of Columbia (2.2%), Texas (1.7%), Wyoming (1.6%), Utah (1.5%), Nevada (1.4%), Colorado (1.4%), Arizona (1.3%), Florida (1.2%), and South Dakota (1.2%). Utah’s ranking is lower in 2012 than in 2011, but this change is not due to a decrease in Utah’s growth. Wyoming’s growth picked up significantly, they went from a growth rank of 31st in 2011 to fourth in 2012, which replaced Utah and moved the state to fifth.

The United States increased by 2.3 million people from 2011 to 2012. Texas had the largest population increase (427,400) followed by California (357,500), Florida (235,300), Georgia (107,500), and North Carolina (101,000). Utah holds onto the rank of 34th largest state in the nation but is closing the gap with Kanas (2,885,905), and still ahead of Nevada
(2,758,931).

2013 Outlook

Utah will continue to experience population growth at a rate higher than most states in 2013 on account of strong natural increase in addition to in-migration. Natural increase (births less deaths) is anticipated to add 37,800 people to Utah’s population. While net in-migration has slowed since the peak of the economic expansion, Utah’s net migration is projected to remain positive at 10,400 people.

Employment, Wages, and Labor Force

Utah’s economy in 2012 has built upon a noticeable employment improvement that began in 2011. Employment gains for the year were estimated at 3.2%, or 39,031 jobs. This placed Utah above its long-term yearly average employment growth of 3.1%, and marks the first year since 2007 that Utah has achieved above-average growth. Utah’s total employment count returned to its pre-recession peak by late 2012. Utah’s unemployment rate decreased throughout 2012 and at year end was just above 5.7%.

Utah’s current employment rebound is largely driven by positive demographic factors. Labor force-age population (16 and over) has grown by approximately 125,000 since late 2007, when the recession began. Utah’s employment is currently equal with the late 2007 employment count, while the labor force-age population has grown by approximately 7%. The disparity between labor-force growth and employment will eventually encourage employment growth. This process is already underway, and Utah is primed for potentially strong employment gains over the next several years, barring any national recession.

Utah’s current employment expansion is diverse in that all industrial sectors are adding jobs for the first time since 2007. The most encouraging aspect of this news is that the construction industry added jobs. Construction was the first industry to enter into the recession and has been the last to experience a rebound. In the past, nearly all economic rebounds from a recession have a robust construction sector. Construction was not the main driver in 2012, but it did show employment gains signaling the end of its recessionary decline and setting the stage for additional employment gains going forward.

2013 Outlook

The Utah employment situation is expected to continue improving during 2013. Employment growth for the year is forecast to be 3.5%, and this has the potential to be a low estimate. The housing market in 2012 showed signs of rebound. While there were still lingering housing economic variables that need to strengthen, new housing permits and prices rose in 2012. Multiple years of population growth and household formation could provide the impetus for a strong housing market in 2013 as economic conditions improve. All other industries are already expanding noticeably from the recession setback and should continue to do so through 2013.

Personal Income

Utah’s total personal income in 2012 was an estimated $98.8 billion, a 4.7% increase from $94.4 billion in 2011. Utah's estimated 2012 per capita income was $34,585 up 3.2% from the 2011 level of

$33,509. The two-percentage point reduction in the personal contribution rate for social security, which was part of the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, accounted for a significant portion of the 2011 growth. The Middle Class Tax Relief and Job Creation Act of 2012 extended the reduction through December of 2012. If Congress decides to extend it through 2013, this will contribute to continued personal income growth in Utah.

2013 Outlook

Utah's total personal income is estimated to have increased by 4.7% in 2012, slightly lower growth compared to the 5.9% increase in 2011. The 2012 increase in personal income was led by strong wage growth, 5.5%. All sources of income except interest income were positive in 2012.

Moving into 2013 as the economy continues to recover from the recession, Utah personal income is expected to increase by 4.5%, 1.6 percentage points above the anticipated U.S. increase. Per capita personal income is forecast to increase 2.7% in 2013 increasing Utah’s share of U.S. per capita personal income to 82.2%.

Utah Taxable Sales

Taxable sales are comprised of three major components: retail trade, business investments and utility taxable sales, and taxable services. In 2012, Utah total taxable sales in Utah are expected to increase by 6.2% to an estimated $47.1 billion. 2012 is expected to be the second consecutive year of positive growth.

Retail trade taxable sales are estimated be $26.2 billion in 2012, representing 55.6% of taxable sales. Retail trade taxable sales have increased 6.7% since 2011. Business investment and utility taxable sales are estimated to be $10.9 billion in 2012, representing 23.2% of taxable sales. This is an increase of 6.6% over 2011. Taxable services are estimated to be $6.5 billion for 2012, representing 13.8% of all taxable sales— growth of 6.4% over 2011.

2013 Outlook

Total taxable sales are expected to increase by 5.4% from $47.1 billion to $49.6 billion between 2012 and 2013. Retail trade is projected to grow by 6.1% in 2013. Business investment and utility taxable sales is expected to grow another 3.4% in 2013. Taxable services are expected to increase by 3.6% in 2013. These increases are expected due to rising consumer and investor confidence and a stabilization of the housing market coupled with increased credit availability.

Tax Collections

The Consensus Revenue Forecast for the General and Education Fund was released in the Governor’s FY2013 Budget Recommendation. Free revenue in the General and Education Funds is forecast to grow in FY2013 to $5,053.2 million, a 4.0% increase while FY2014 is expected to grow to $5,277.3 million, a 4.4% increase. This growth is similar to the growth of 4.3% realized in FY2012. Policy changes regarding the earmarking of sales tax to transportation are restraining the growth of free revenue. Total sales tax earmarks grew from $189.2 million in FY2011 to $332.4 million in FY2012 and are expected to grow to $433.6 million in FY2013 and $482.7 million in FY2014. Collections including earmarks have grown faster than 7% for the last two years, and are expected to fall modestly over the next two years to 5.7% and 5.0% growth.

Moderate economic growth is generating higher tax collections. Strong sales of motor vehicles and increasing business investment combined with solid wage growth and continued business profits have pushed tax revenue higher. In the coming two years, the expansion is expected to quicken from increasing oil and gas production paired with more housing construction while being dampened by tax changes resulting from the partial resolution of the U.S. “fiscal cliff”. Employment growth is expected to outpace the national growth in employment. Taxable sales should continue to grow above 5%. The continuing major risk to this revenue forecast comes from impasse over resolution of the federal government’s fiscal problems, with question over the debt ceiling and a fight over the delayed sequester expected in early March 2013.

Governor’s 2013 Budget Recommendation

Collections of unrestricted revenue should grow $193.9 million in FY2013 to $5,053.2 million, a 4.0% increase. This adds $77.7 million to the prior expectation for FY2013 formed in the 2012 General Legislative Session. In the prior forecast collections were expected to grow 4.2%, so this extra growth is largely the result of FY2012 closing with a surplus. The growth in FY2014 is predicted to be an additional $224.1 million to $5,277.3 million, a 4.4% increase. Combined with the $46.4 million surplus available to spend after automatic transfers, and after minor budget adjustments, the expectation is to have $121.7 million in one-time money and $300.3 million in ongoing funds in the new budget cycle.

Fiscal Year 2012: Bouncing Back

Collections of unrestricted revenue grew $200.8 million in FY2012 to $4,859.3 million, a 4.3% increase. The final FY2012 forecast predicted growth of $115.6 million to $4,774.1 million, a 2.5% increase. The forecast underestimated growth by 1.8%, resulting in an $85.2 million revenue surplus. All collections grew $386.1 million, a 7.1% increase.

The General Fund grew by $31.2 million, only 16% of unrestricted growth. The Sales and Use Tax fell by $18.9 million, a 1.2% decrease. This was due to the restoration of an earmark of sales and use tax to transportation. Total Sales and Use Tax collections grew $124.4 million. The Cable/Satellite Excise Tax, Liquor Profits, and Insurance Premium Tax all rebounded with growth above 10%. The Beer, Cigarette, and Tobacco Tax remained flat. All other general fund collections increased due to over a $20 million settlement with banks regarding bad mortgage practices. Severance Taxes grew only modestly, double digit growth early in the fiscal slowed considerably by year end.

The Education Fund grew by $169.6 million, 84% of unrestricted growth. Individual Income Tax grew $161.3 million, continuing strong growth with a 7.1% increase. The source of much of the growth was from wage factors: withholding grew to $2,151.8 million, a 5.7% increase; final payments remained steady at $689.0 million, a 2.9% increase; refunds continued to fall to $381.4 million, a 6.2% decline. After growing extremely slowly through most of the fiscal year, corporate collections recovered at year end to $268.9 million, an increase of $8.2 million or 3.1%. Mineral Production Withholding grew $1.7 million, a 6.2% increase. Other collections fell $1.4 million, a 5.4% decrease due to lower escheat payments.

Legislation Impacting Tax Collections

Overall collections were not significantly impacted by policy changes in FY2012. There were significant shifts between unrestricted and restricted sales tax due to bills passed in the 2010 General Legislative Session that temporarily shifted earmarked sales tax revenue from the Transportation Fund to the General Fund to help dampen the effects of a sharp fall in revenue due to the recession.

Significant policy changes impacting the future distribution of tax collections were enacted in the 2011 General Legislative Session. Under SB229, Transportation Funding Revisions, in addition to the planned sales tax earmarks for transportation projects. Starting in FY2013, 30% of the sales tax growth from FY2011 will be diverted to transportation until the current 8.3% share earmark reaches 17.0%. This will likely take 5 or more years to take effect, during which time, transportation funding from sales tax will exceed that collected from all gas taxes and fees in the Transportation Fund.

The 2012 General Legislative Session largely shifted some tax burdens. Sales tax exemptions were enacted for life science businesses, while some businesses were required to start collecting sales tax. Several income tax credits were restored or enacted regarding: recycling zones, dependents with disabilities, employing veterans.

Fiscal Year 2004: Recovery

Collections grew by $191.8 million in FY2004 to $3,634.9 million, a 5.6% increase. The final FY2004 forecast predicted growth of $95.6 million to $3,543.6 million, a 2.8% increase. This resulted in a $91.3 million revenue surplus, underestimating growth by 2.8%.

Fiscal Year 2005: Strong Growth

Collections grew by $448.1 million in FY2005 to $4,083.0 million, a 12.3% increase. The final FY2005 forecast predicted growth of $236.5 million to $3,912.4 million, a 6.4% increase. This resulted in a $170.6 million revenue surplus, underestimating growth by 5.9%.

Fiscal Year 2006: Unprecedented Growth

Collections grew by $781.2 million in FY2006 to $4,864.2 million, a 19.1% increase. The final FY2006 forecast predicted growth of $390.5 million to $4,473.5 million, a 9.6% increase. This resulted in a $390.7 million revenue surplus, underestimating growth by 9.5%.

Fiscal Year 2007: Slowdown

Collections grew by $443.5 million in FY2007 to $5,307.7 million, a 9.1% increase. The final FY2007 forecast predicted growth of $186.9 million to $5,051.2 million, a 3.8% increase. This resulted in a $256.5 million revenue surplus, underestimating growth by 5.3%.

Fiscal Year 2008: Recession

Collections fell by $94.8 million in FY2008 to $5,212.9 million, a 1.8% decline. The final FY2008 forecast predicted a fall of $13.9 million to $5,293.9 million, a 0.3% decline. This resulted in an $81.0 million revenue deficit, underestimating the decline in revenue by 1.5%.

The General Fund declined $125.9 million, more than the total decline. The Sales and Use Tax fell $118.4 million, a 6.4% decline. The Education Fund grew $31.0 million, a 1.0% increase. The Individual Income Tax grew $37.5 million, a 1.5% increase. Corporate collections fell $9.1 million, a 2.2% fall.

Fiscal Year 2009: Recession

Collections fell by $651.5 million in FY2009 to $4,561.4 million, a record 12.5% decline. The final FY2009 forecast predicted a fall of $683.9 million to $4,529.0 million, a 13.1%decline. This resulted in a $32.4 million revenue surplus, overestimating the decline in revenue by 0.6%.

The General Fund declined $230.5 million, 35% of the total decline. The Sales and Use Tax fell $191.9 million, an 11% decline. The Education Fund declined $421.0 million, 65% of the total decline. The Individual Income Tax fell $279.3 million, a 10.7% decline. Corporate collections fell $149.6 million, a 36.9% decline.

Fiscal Year 2010: Reaching Bottom

Collections fell by $367.8 million in FY2010 to $4,193.6 million, an 8.1% decline. The final FY2010 forecast predicted a fall of $341.3 million to $4,220.1 million, a 7.5% decline. This resulted in a $26.5 million revenue deficit, underestimating the decline in revenue by 0.6%.

The General Fund declined $153.3 million, 42% of the total decline. The Sales and Use Tax fell $144.8 million, a 9.4% decline. The Education Fund declined $214.6 million, 58% of the total decline. The Individual Income Tax fell $215.0 million, a 9.3% decline.

Fiscal Year 2011: Recovery

Collections grew by $464.9 million in FY2011 to $4,658.5 million, an 11.1% increase. The final FY2011 forecast predicted growth of $368.0 million to $4,560.8 million, an 8.8% increase. The forecast underestimated growth by 2.3%, resulting in a $97.7 million revenue surplus.

The General Fund grew by $264.9 million, 57% of total growth. The Beer, Cigarette, and Tobacco Tax grew $66.8 million, more than doubling from prior year collections due to a doubling of the tax rate. The Education Fund grew by $200.0 million, 43% of total growth. Individual Income Tax grew $193.6 million, recovering sharply with a 9.2% increase.

Construction

The value of permit authorized construction in Utah is estimated at $4.0 billion in 2012, slightly higher than the $3.8 billion in 2011. This modest increase for construction conceals the significant improvement in residential construction. The value of residential construction is up 28% in 2012 to $2.3 billion. In contrast nonresidential construction continues to struggle with a decline in value of 15%, dropping to year-end total of $1.0 billion. Residential activity accounted for 57% of permit authorized value in 2012, nonresidential activity captured 25% of total value and additions, alterations and repairs accounted for the remaining 18%.

2012 Summary

The most important development for Utah’s construction industry in 2012 was the residential construction expansion. The number of permits issued for new residential units increased by 20% and significantly for home builder’s single family home construction was up 33%. The number of multifamily units (apartments, condominiums and town homes) declined to 2,700 units, down 9%. Multifamily construction’s share of residential activity dropped from 29% in 2011 to only 22% of residential permits issued in 2012.

Nonresidential construction continues to suffer from commercial real estate market conditions. Generally vacancy rates for retail and office space remain well above of historic averages. This oversupply of space must first be absorbed by the market before new construction becomes attractive for developers. An additional development for the nonresidential sector is the decline in large projects funded by federal, state and local governments. Government projects are not part of the permit authorized activity but nevertheless account for a significant share of new construction activity. Major publically funded projects recently completed or winding down in 2013 are: NSA building ($1.2 billion), I-15 reconstruction (Utah County corridor $1.0 billion+), USTAR building University of Utah ($150 million), FBI offices ($100 million) and the Frank Moss Federal Courthouse ($226 million) and Salt Lake City’s Public Safety complex ($125 million)

2013 Outlook

The recovery in residential construction will accelerate in 2013 as total residential units climb to 15,000, an increase of 25%. Nonresidential construction will continue to lag. This sector needs another year of strong employment growth in the state to reduce commercial vacancy rates and improve development feasibility. It will probably be 2014 before nonresidential construction begins its recovery. Overall permit authorized construction, led by the residential sector, will increase from $4.0 billion in 2012 to $4.8 billion in 2013, a 20% increase in construction value.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

PART C

OTHER INFORMATION
AQUILA MUNICIPAL TRUST

ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 30 of the most recently filed Registration Statement of Aquila Municipal Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 33-1857 and 811-4503), as filed with the Securities and Exchange Commission on October 24, 2012 (Accession No. 0000784056-12-000025), which information is incorporated herein by reference.

ITEM 16. EXHIBITS

(1)(a)	Supplemental Declaration of Trust	(**)
(2)(a)	By-Laws	(2)
(3)	Not applicable
(4)	Form of Agreement and Plan of Reorganization	(*)
(5)	Reference is made to Exhibits (1) and (2) hereof
(6)(a)	Advisory and Administration Agreement - Aquila Tax-Free Fund of Colorado	(**)
(6)(b)	Advisory and Administration Agreement - Aquila Churchill Tax-Free Fund of Kentucky	(**)
(6)(c)	Advisory and Administration Agreement - Aquila Narragansett Tax-Free Income Fund	(**)
(6)(d)	Advisory and Administration Agreement - Aquila Tax-Free Fund For Utah	(**)
(6)(e)	Sub-Advisory Agreement - Aquila Tax-Free Fund of Colorado	(**)
(6)(f)	Sub-Advisory Agreement - Aquila Narragansett Tax-Free Income Fund	(**)
(6)(g)	Investment Advisory Fee Waiver Agreement - Aquila Tax-Free Fund of Colorado	(**)
(6)(h)	Expense Waiver Letter - Aquila Narragansett Tax-Free Income Fund	(**)
(6)(i)	Expense Waiver Letter - Aquila Tax-Free Fund For Utah	(**)
(7)(a)	Distribution Agreement - Aquila Tax-Free Fund of Colorado	(**)
(7)(b)	Distribution Agreement - Aquila Churchill Tax-Free Fund of Kentucky	(**)
(7)(c)	Distribution Agreement - Aquila Narragansett Tax-Free Income Fund	(**)
(7)(d)	Distribution Agreement - Aquila Tax-Free Fund For Utah	(**)
(7)(e)	Anti-Money Laundering Amendment to Distribution Agreement - Aquila Tax-Free Fund of Colorado	(**)
(7)(f)	Anti-Money Laundering Amendment to Distribution Agreement - Aquila Churchill Tax-Free Fund of Kentucky	(**)
(7)(g)	Anti-Money Laundering Amendment to Distribution Agreement - Aquila Narragansett Tax-Free Income Fund	(**)
(7)(h)	Anti-Money Laundering Amendment to Distribution Agreement - Aquila Tax-Free Fund For Utah	(**)
(7)(i)	Form of Sales Agreement for Brokerage Firms	(1)
(7)(j)	Form of Sales Agreement for Financial Institutions	(1)
(7)(k)	Form of Sales Agreement for Investment Advisers	(1)
(8)	Not applicable
(9)(a)	Custody Agreement - Aquila Tax-Free Fund of Colorado	(**)
(9)(b)	Custody Agreement - Aquila Churchill Tax-Free Fund of Kentucky	(**)
(9)(c)	Custody Agreement - Aquila Narragansett Tax-Free Income Fund	(**)
(9)(d)	Custody Agreement - Aquila Tax-Free Fund For Utah	(**)
(10)(a)	Distribution Plan - Aquila Tax-Free Fund of Colorado	(**)
(10)(b)	Distribution Plan - Aquila Churchill Tax-Free Fund of Kentucky	(**)
(10)(c)	Distribution Plan - Aquila Narragansett Tax-Free Income Fund	(**)
(10)(d)	Distribution Plan - Aquila Tax-Free Fund For Utah	(**)
(10)(e)	Shareholder Services Plan - Aquila Tax-Free Fund of Colorado	(**)
(10)(f)	Shareholder Services Plan - Aquila Churchill Tax-Free Fund of Kentucky	(**)
(10)(g)	Shareholder Services Plan - Aquila Narragansett Tax-Free Income Fund	(**)
(10)(h)	Shareholder Services Plan - Aquila Tax-Free Fund For Utah	(**)
(10)(i)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax-Free Fund of Colorado	(**)
(10)(j)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Churchill Tax-Free Fund of Kentucky	(**)
(10)(k)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Narragansett Tax-Free Income Fund	(**)
(10)(l)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax-Free Fund For Utah	(**)
(11)	Opinion of Counsel (legality of securities being offered) - Aquila Tax-Free Fund of Colorado	(**)
(11)	Opinion of Counsel (legality of securities being offered) - Aquila Churchill Tax-Free Fund of Kentucky	(**)
(11)	Opinion of Counsel (legality of securities being offered) - Aquila Narragansett Tax-Free Income Fund	(**)
(11)	Opinion of Counsel (legality of securities being offered) - Aquila Tax-Free Fund For Utah	(**)
(12)	Form of opinion as to tax matters and consent	(**)
(13)(a)	Shareholder Services Agreement - Aquila Tax-Free Fund of Colorado	(**)
(13)(b)	Shareholder Services Agreement - Aquila Churchill Tax-Free Fund of Kentucky	(**)
(13)(c)	Shareholder Services Agreement - Aquila Narragansett Tax-Free Income Fund	(**)
(13)(d)	Shareholder Services Agreement - Aquila Tax-Free Fund For Utah	(**)
(13)(e)	Transfer Agency Agreement - Aquila Tax-Free Fund of Colorado	(**)
(13)(f)	Transfer Agency Agreement - Aquila Churchill Tax-Free Fund of Kentucky	(**)
(13)(g)	Transfer Agency Agreement - Aquila Narragansett Tax-Free Income Fund	(**)
(13)(h)	Transfer Agency Agreement - Aquila Tax-Free Fund For Utah	(**)
(13)(i)	Anti-Money Laundering Amendment to Transfer Agency Agreement - Aquila Tax-Free Fund of Colorado	(**)
(13)(j)	Anti-Money Laundering Amendment to Transfer Agency Agreement - Aquila Churchill Tax-Free Fund of Kentucky	(**)
(13)(k)	Anti-Money Laundering Amendment to Transfer Agency Agreement - Aquila Narragansett Tax-Free Income Fund	(**)
(13)(l)	Anti-Money Laundering Amendment to Transfer Agency Agreement - Aquila Tax-Free Fund For Utah	(**)
(13)(m)	Customer Identification Services Amendment to Transfer Agency Agreement - Aquila Tax-Free Fund of Colorado	(**)
(13)(n)	Customer Identification Services Amendment to Transfer Agency Agreement - Aquila Churchill Tax-Free Fund of Kentucky	(**)
(13)(o)	Customer Identification Services Amendment to Transfer Agency Agreement - Aquila Narragansett Tax-Free Income Fund	(**)
(13)(p)	Customer Identification Services Amendment to Transfer Agency Agreement - Aquila Tax-Free Fund For Utah	(**)
(14)	Consent of Independent Registered Public Accounting Firm	(**)
(15)	Not applicable
(16)	Powers of Attorney	(**)
(17)(a)	Code of Ethics of the Trust	(3)
(17)(b)	Code of Ethics of the Manager and the Distributor	(3)
(17)(c)	Code of Ethics of Citizens Investment Advisors	(**)
(17)(d)	Code of Ethics of Davidson Fixed Income Management Inc. doing business as Kirkpatrick Pettis Capital Management	(**)
(17)(e)	Proxy Cards	(**)
(17)(f)	Prospectus of Tax-Free Fund of Colorado dated April 25, 2013 and Statement of Additional Information of Tax-Free Fund of Colorado dated April 25, 2013	(**)
(17)(g)	Annual Report of Tax-Free Fund of Colorado, for the fiscal year ended December 31, 2012	(**)
(17)(h)	Prospectus of Churchill Tax-Free Fund of Kentucky dated April 25, 2013 and Statement of Additional Information of Churchill Tax-Free Fund of Kentucky dated April 25, 2013	(**)
(17)(i)	Annual Report of Churchill Tax-Free Fund of Kentucky for the fiscal year ended December 31, 2012	(**)
(17)(j)	Prospectus of Aquila Narragansett Tax-Free Income Fund dated October 25, 2012 and Statement of Additional Information Aquila Narragansett Tax-Free Income Fund dated October 25, 2012	(**)
(17)(k)	Annual Report of Aquila Narragansett Tax-Free Income Fund, for the fiscal year ended June 30, 2012	(**)
(17)(l)	Semi-Annual Report of Aquila Narragansett Tax-Free Income Fund, for the fiscal period ended December 31, 2012	(**)
(17)(m)	Prospectus of Tax-Free Fund For Utah dated October 25, 2012 and Statement of Additional Information Tax-Free Fund For Utah dated October 25, 2012	(**)
(17)(n)	Annual Report of Tax-Free Fund For Utah, for the fiscal year ended June 30, 2012	(**)
(17)(o)	Semi-Annual Report of Tax-Free Fund For Utah, for the fiscal period ended December 31, 2012	(**)

(1) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-1857 and 811-4503) as filed with the Securities and Exchange Commission (the "SEC") on October 29, 1997 (Accession No. 0000784056-97-000010).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-1857 and 811-4503) as filed with the SEC on October 21, 2005 (Accession No. 0000784056-05-000020).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-1857 and 811-4503) as filed with the SEC on October 21, 2011 (Accession No. 0000784056-11-000027).

(*) Attached as Exhibit A to the Proxy Statement/Prospectus

(**) Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganizations contemplated by this Registration Statement on Form N-14.

(4) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of New York and the State of New York, on the 22nd day of April, 2013.

AQUILA MUNICIPAL TRUST

/s/  Diana P. Herrmann
By:
Name:  Diana P. Herrmann
Title:    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Diana P. Herrmann	Trustee and President	April 22, 2013
Diana P. Herrmann
/s/ Tucker Hart Adams*	Trustee	April 22, 2013
Tucker Hart Adams
/s/ Ernest Calderón*	Trustee	April 22, 2013
Ernest Calderón
/s/ Thomas A. Christopher*	Trustee	April 22, 2013
Thomas A. Christopher
/s/ Gary C. Cornia	Trustee	April 22, 2013
Gary C. Cornia
/s/ Grady Gammage, Jr.*	Chair of the Board of Trustees	April 22, 2013
Grady Gammage, Jr.
/s/ Lyle W. Hillyard*	Trustee	April 22, 2013
Lyle W. Hillyard
/s/ John C. Lucking *	Trustee	April 22, 2013
John C. Lucking
/s/ Anne J. Mills *	Trustee	April 22, 2013
Anne J. Mills
/s/ Joseph P. DiMaggio	Chief Financial Officer and Treasurer	April 22, 2013
Joseph P. DiMaggio

* By:                            /s/ Diana P. Herrmann
Diana P. Herrmann, Attorney-in-Fact

EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.
(1)(a)	Supplemental Declaration of Trust
(5)	Reference is made to Exhibits (1) and (2) hereof
(6)(a)	Advisory and Administration Agreement - Aquila Tax-Free Fund of Colorado
(6)(b)	Advisory and Administration Agreement - Aquila Churchill Tax-Free Fund of Kentucky
(6)(c)	Advisory and Administration Agreement - Aquila Narragansett Tax-Free Income Fund
(6)(d)	Advisory and Administration Agreement - Aquila Tax-Free Fund For Utah
(6)(e)	Sub-Advisory Agreement - Aquila Tax-Free Fund of Colorado
(6)(f)	Sub-Advisory Agreement - Aquila Narragansett Tax-Free Income Fund
(6)(g)	Investment Advisory Fee Waiver Agreement - Aquila Tax-Free Fund of Colorado
(6)(h)	Expense Waiver Letter - Aquila Narragansett Tax-Free Income Fund
(6)(i)	Expense Waiver Letter - Aquila Tax-Free Fund For Utah
(7)(a)	Distribution Agreement - Aquila Tax-Free Fund of Colorado
(7)(b)	Distribution Agreement - Aquila Churchill Tax-Free Fund of Kentucky
(7)(c)	Distribution Agreement - Aquila Narragansett Tax-Free Income Fund
(7)(d)	Distribution Agreement - Aquila Tax-Free Fund For Utah
(7)(e)	Anti-Money Laundering Amendment to Distribution Agreement - Aquila Tax-Free Fund of Colorado
(7)(f)	Anti-Money Laundering Amendment to Distribution Agreement - Aquila Churchill Tax-Free Fund of Kentucky
(7)(g)	Anti-Money Laundering Amendment to Distribution Agreement - Aquila Narragansett Tax-Free Income Fund
(7)(h)	Anti-Money Laundering Amendment to Distribution Agreement - Aquila Tax-Free Fund For Utah
(9)(a)	Custody Agreement - Aquila Tax-Free Fund of Colorado
(9)(b)	Custody Agreement - Aquila Churchill Tax-Free Fund of Kentucky
(9)(c)	Custody Agreement - Aquila Narragansett Tax-Free Income Fund
(9)(d)	Custody Agreement - Aquila Tax-Free Fund For Utah
(10)(a)	Distribution Plan - Aquila Tax-Free Fund of Colorado
(10)(b)	Distribution Plan - Aquila Churchill Tax-Free Fund of Kentucky
(10)(c)	Distribution Plan - Aquila Narragansett Tax-Free Income Fund
(10)(d)	Distribution Plan - Aquila Tax-Free Fund For Utah
(10)(e)	Shareholder Services Plan - Aquila Tax-Free Fund of Colorado
(10)(f)	Shareholder Services Plan - Aquila Churchill Tax-Free Fund of Kentucky
(10)(g)	Shareholder Services Plan - Aquila Narragansett Tax-Free Income Fund
(10)(h)	Shareholder Services Plan - Aquila Tax-Free Fund For Utah
(10)(i)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax-Free Fund of Colorado
(10)(j)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Churchill Tax-Free Fund of Kentucky
(10)(k)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Narragansett Tax-Free Income Fund
(10)(l)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Tax-Free Fund For Utah
(11)	Opinion of Counsel (legality of securities being offered) - Aquila Tax-Free Fund of Colorado
(11)	Opinion of Counsel (legality of securities being offered) - Aquila Churchill Tax-Free Fund of Kentucky
(11)	Opinion of Counsel (legality of securities being offered) - Aquila Narragansett Tax-Free Income Fund
(11)	Opinion of Counsel (legality of securities being offered) - Aquila Tax-Free Fund For Utah
(12)	Form of opinion as to tax matters and consent
(13)(a)	Shareholder Services Agreement - Aquila Tax-Free Fund of Colorado
(13)(b)	Shareholder Services Agreement - Aquila Churchill Tax-Free Fund of Kentucky
(13)(c)	Shareholder Services Agreement - Aquila Narragansett Tax-Free Income Fund
(13)(d)	Shareholder Services Agreement - Aquila Tax-Free Fund For Utah
(13)(e)	Transfer Agency Agreement - Aquila Tax-Free Fund of Colorado
(13)(f)	Transfer Agency Agreement - Aquila Churchill Tax-Free Fund of Kentucky
(13)(g)	Transfer Agency Agreement - Aquila Narragansett Tax-Free Income Fund
(13)(h)	Transfer Agency Agreement - Aquila Tax-Free Fund For Utah
(13)(i)	Anti-Money Laundering Amendment to Transfer Agency Agreement - Aquila Tax-Free Fund of Colorado
(13)(j)	Anti-Money Laundering Amendment to Transfer Agency Agreement - Aquila Churchill Tax-Free Fund of Kentucky
(13)(k)	Anti-Money Laundering Amendment to Transfer Agency Agreement - Aquila Narragansett Tax-Free Income Fund
(13)(l)	Anti-Money Laundering Amendment to Transfer Agency Agreement - Aquila Tax-Free Fund For Utah
(13)(m)	Customer Identification Services Amendment to Transfer Agency Agreement - Aquila Tax-Free Fund of Colorado
(13)(n)	Customer Identification Services Amendment to Transfer Agency Agreement - Aquila Churchill Tax-Free Fund of Kentucky
(13)(o)	Customer Identification Services Amendment to Transfer Agency Agreement - Aquila Narragansett Tax-Free Income Fund
(13)(p)	Customer Identification Services Amendment to Transfer Agency Agreement - Aquila Tax-Free Fund For Utah
(14)	Consent of Independent Registered Public Accounting Firm
(15)	Not applicable
(16)	Powers of Attorney
(17)(c)	Code of Ethics of Citizens Investment Advisors
(17)(d)	Code of Ethics of Davidson Fixed Income Management Inc. doing business as Kirkpatrick Pettis Capital Management
(17)(e)	Proxy Cards
(17)(f)	Prospectus of Tax-Free Fund of Colorado dated April 25, 2013 and Statement of Additional Information of Tax-Free Fund of Colorado dated April 25, 2013
(17)(g)	Annual Report of Tax-Free Fund of Colorado, for the fiscal year ended December 31, 2012
(17)(h)	Prospectus of Churchill Tax-Free Fund of Kentucky dated April 25, 2013 and Statement of Additional Information of Churchill Tax-Free Fund of Kentucky dated April 25, 2013
(17)(i)	Annual Report of Churchill Tax-Free Fund of Kentucky for the fiscal year ended December 31, 2012
(17)(j)	Prospectus of Aquila Narragansett Tax-Free Income Fund dated October 25, 2012 and Statement of Additional Information Aquila Narragansett Tax-Free Income Fund dated October 25, 2012
(17)(k)	Annual Report of Aquila Narragansett Tax-Free Income Fund, for the fiscal year ended June 30, 2012
(17)(l)	Semi-Annual Report of Aquila Narragansett Tax-Free Income Fund, for the fiscal period ended December 31, 2012
(17)(m)	Prospectus of Tax-Free Fund For Utah dated October 25, 2012 and Statement of Additional Information Tax-Free Fund For Utah dated October 25, 2012
(17)(n)	Annual Report of Tax-Free Fund For Utah, for the fiscal year ended June 30, 2012
(17)(o)	Semi-Annual Report of Tax-Free Fund For Utah, for the fiscal period ended December 31, 2012